TRANSAMERICA FUNDS

                      March 1, 2008 Prospectus

(GRAPHIC)
                          - ASSET ALLOCATION FUNDS
                                Transamerica Asset Allocation -- Growth
                                Portfolio
                                Transamerica Asset Allocation -- Moderate
                                Growth Portfolio
                                Transamerica Asset Allocation -- Moderate
                                Portfolio
                                Transamerica Asset Allocation -- Conservative Portfolio

                          - MULTI-MANAGER SERIES FUNDS
                                Transamerica Multi-Manager Alternative
                                Strategies Portfolio
                                Transamerica Multi-Manager International
                                Portfolio

                          - U.S. STOCK FUNDS
                                Transamerica Legg Mason Partners All Cap
                                Transamerica Equity
                                Transamerica Growth Opportunities
                                Transamerica Small/Mid Cap Value

                          - SPECIALTY FUNDS
                                Transamerica Convertible Securities
                                Transamerica Science & Technology

                          - GLOBAL AND INTERNATIONAL STOCK FUNDS
                                Transamerica Templeton Global

                          - BALANCED FUNDS
                                Transamerica Balanced
                                Transamerica Value Balanced

                          - BOND FUNDS
                                Transamerica High Yield Bond
                                Transamerica Flexible Income
                                Transamerica Short-Term Bond

                          - MONEY MARKET FUNDS
                                Transamerica Money Market



Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

(LOGO)
MPCTF0308
Not insured by FDIC or any federal government agency. May lose value.
Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SECTION A -- FUND DESCRIPTIONS

-    ASSET ALLOCATION FUNDS
         Transamerica Asset Allocation - Growth
              Portfolio.................................    4
         Transamerica Asset Allocation - Moderate Growth
              Portfolio.................................    9
         Transamerica Asset Allocation - Moderate
              Portfolio.................................   14
         Transamerica Asset Allocation - Conservative
              Portfolio.................................   19

-    MULTI-MANAGER SERIES FUNDS
         Transamerica Multi-Manager Alternative
              Strategies Portfolio......................   24
         Transamerica Multi-Manager International
              Portfolio.................................   29

-    U.S. STOCK FUNDS
         Transamerica Legg Mason Partners All Cap.......   34
         Transamerica Equity............................   39
         Transamerica Growth Opportunities..............   44
         Transamerica Small/Mid Cap Value...............   49

-    SPECIALTY FUNDS
         Transamerica Convertible Securities............   53
         Transamerica Science & Technology..............   58

-    GLOBAL AND INTERNATIONAL STOCK FUNDS
         Transamerica Templeton Global..................   63

-    BALANCED FUNDS
         Transamerica Balanced..........................   69
         Transamerica Value Balanced....................   74

-    BOND FUNDS
         Transamerica High Yield Bond...................   79
         Transamerica Flexible Income...................   84
         Transamerica Short-Term Bond...................   90

-    MONEY MARKET FUNDS
         Transamerica Money Market......................   93
NOTE: All fund names previously included "TA IDEX" instead of
"Transamerica."

SECTION B -- DESCRIPTION OF CERTAIN
UNDERLYING FUNDS........................................   97

Each Transamerica Fund described in this Prospectus invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI").

In addition, we suggest you contact your financial professional or a Transamerica Funds customer service representative, who will assist you.

Transamerica Funds was formerly named "Transamerica IDEX Mutual Funds."

TO HELP YOU UNDERSTAND

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does a fund go about trying to meet its goal? Read about the key types of investments each fund contains and what style of investment philosophy it employs.

(LIST ICON)
LIST OF UNDERLYING FUNDS
What are the underlying funds in which the asset allocation portfolios may invest? See the list of all underlying funds.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific key risks for an investor in the funds? Find out what key types of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years and since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in a fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TRANSAMERICA FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

                      SECTION C -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

-    REGULATORY PROCEEDINGS......................................             101

-    INVESTMENT ADVISER..........................................             101

-    TO CONTACT TRANSAMERICA FUNDS...............................             101

-    THE FOLLOWING INFORMATION APPLIES TO CLASS A, CLASS B, CLASS
     C AND CLASS T SHARES (CLASS T SHARES CLOSED TO NEW
     INVESTORS)..................................................             101

-    OPENING AN ACCOUNT..........................................             101
         By Mail.................................................             102
         Through an Authorized Dealer............................             102

-    BUYING SHARES...............................................             102
         By Check................................................             102
         By Automatic Investment Plan............................             102
         By Telephone............................................             102
         Through an Authorized Dealer............................             102
         By the Internet.........................................             102
         By Payroll Deduction....................................             102
         By Wire Transfer........................................             102
         Other Information.......................................             103

-    SELLING SHARES..............................................             103
         Direct Deposit - ACH....................................             103
         Direct Deposit - Wire...................................             103
         Check to Address of Record..............................             103
         Check to Another Party/Address..........................             103
         Systematic Withdrawal Plan (by Direct Deposit -- ACH or
            Check)...............................................             103
         Through an Authorized Dealer............................             103

-    EXCHANGING SHARES...........................................             104

-    REDEMPTION FEES.............................................             104
         Redemption Fee Assessment...............................             104
         Redemptions through Financial Intermediaries............             104
         Waiver/Exceptions/Changes...............................             104
         Involuntary Redemptions.................................             105

-    FEATURES AND POLICIES.......................................             105
         Checkwriting Service (For Class A Shares of Transamerica
            Money Market only)...................................             105
         Customer Service........................................             105
         Uncashed Checks Issued on Your Account..................             105
         Minimum Dividend Check Amounts..........................             105
         Minimum Account Balance.................................             105
         Telephone Transactions..................................             106
         Retirement and ESA State Street Account Maintenance
            Fees.................................................             106
         Professional Fees.......................................             106
         Signature Guarantee.....................................             106
         Employer Sponsored Accounts.............................             106
         E-mail Communication....................................             106
         Reinvestment Privilege..................................             106
         Statements and Reports..................................             107
         e-Delivery..............................................             107

-    CHOOSING A SHARE CLASS......................................             107
         Class A Shares - Front Load.............................             107
         Class B Shares - Back Load..............................             107
         Class C Shares - Level Load.............................             107
         Class T Shares - Front Load (Transamerica Equity
            only)................................................             108
         Contingent Deferred Sales Charge........................             108

-    WAIVERS AND/OR REDUCTIONS OF CHARGES........................             108
         Class A and Class T Sales Charge Reductions.............             108
         Waiver of Class A and Class T Initial Sales Charges.....             109
         Waiver of Class A, Class B, Class C, and Class T
            Contingent Deferred Sales Charges....................             110

-    THE FOLLOWING INFORMATION APPLIES TO CLASS R SHARES.........             110

-    CLASS R AVAILABILITY........................................             110

-    OPENING AN ACCOUNT AND PURCHASING SHARES....................             110

-    SELLING SHARES..............................................             111

-    EXCHANGING SHARES...........................................             111

-    THE FOLLOWING INFORMATION APPLIES TO ALL SHARE CLASSES......             111
         Market Timing/Excessive Trading.........................             111

-    PRICING OF SHARES...........................................             111
         How Share Price Is Determined...........................             111
         When Share Price Is Determined..........................             111
         How NAV Is Calculated...................................             112

-    DISTRIBUTION OF SHARES......................................             112
         Distribution Plans......................................             112
         Distribution of Class A Shares..........................             112
         Distribution of Class B Shares..........................             112
         Distribution of Class C Shares..........................             112
         Distribution of Class R Shares..........................             112
         Class T Shares (Transamerica Equity only)...............             112
         The Effect of Rule 12b-1 Plans..........................             112

-    UNDERWRITING AGREEMENT......................................             113

-    OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS..................             113

-    DISTRIBUTIONS AND TAXES.....................................             114
         Taxes on Distributions in General.......................             114
         Taxes on the Sale or Exchange of Shares.................             114
         Withholding Taxes.......................................             115
         Non-Resident Alien Withholding..........................             115
         Other Tax Information...................................             115
         Asset Allocation Funds..................................             115
         Investment Policy Changes...............................             115

-    APPENDIX A - MORE ON STRATEGIES AND RISKS...................    APPENDIX A-1

-    APPENDIX B - BOND RATINGS...................................    APPENDIX B-1

SECTION A -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Asset Allocation - Growth Portfolio is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds ("underlying funds").

- Under normal market conditions, it expects to invest primarily in underlying funds that invest primarily in equities.

- Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund's asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS
---------------------------------------------------------
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericafunds.com.

- Transamerica AllianceBernstein International Value

- Transamerica American Century Large Company Value

- Transamerica Balanced

- Transamerica Bjurman, Barry Micro Emerging Growth

- Transamerica BlackRock Global Allocation

- Transamerica BlackRock Large Cap Value

- Transamerica BlackRock Natural Resources

- Transamerica BNY Mellon Market Neutral Strategy

- Transamerica Clarion Global Real Estate Securities

- Transamerica Equity

- Transamerica Evergreen Health Care

- Transamerica Evergreen International Small Cap

- Transamerica Federated Market Opportunity

- Transamerica Growth Opportunities

- Transamerica Jennison Growth

- Transamerica JPMorgan Mid Cap Value

- Transamerica Legg Mason Partners Investors Value

- Transamerica Marsico Growth

- Transamerica Marsico International Growth

- Transamerica Money Market

- Transamerica Neuberger Berman International

- Transamerica Oppenheimer Developing Markets

- Transamerica Oppenheimer Small- & Mid-Cap Value

- Transamerica Schroders International Small Cap

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Templeton Global

- Transamerica Third Avenue Value

- Transamerica UBS Dynamic Alpha

- Transamerica UBS Large Cap Value

- Transamerica Value Balanced

- Transamerica Van Kampen Mid-Cap Growth

- Transamerica Van Kampen Small Company Growth

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- UNDERLYING FUNDS
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

- ASSET ALLOCATION
The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

- FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

- INVESTMENT COMPANIES
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's investments in underlying funds is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2003                                                                             30.21
2004                                                                             12.51
2005                                                                              9.49
2006                                                                             15.37
2007                                                                              9.40

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         15.84%
------------------------------------------------------------
  Worst Quarter:                3/31/2003         (3.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------------
                                                                LIFE OF
                                     1 YEAR       5 YEARS       FUND(2)
-------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------
    Return before taxes                3.42%      13.85%         7.59%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   2.30%      13.14%         7.02%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                          2.23%      11.86%         6.36%
-------------------------------------------------------------------------
  Class B                              3.69%      14.33%         7.93%
-------------------------------------------------------------------------
  Class C                              7.69%      14.50%        14.33%
-------------------------------------------------------------------------
  Class R                              9.17%         N/A        14.90%
-------------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses or
  taxes)                               5.74%      14.07%         8.15%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002. Class R Shares commenced operations on June 15, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                 CLASS OF SHARES
                                                 ---------------
                                        A         B          C          R
-----------------------------------------------------------------------------
 Maximum sales charge (load)
 imposed on purchases (as a % of      5.50%      None       None       None
 offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge
 (load) (as a percentage of          None(a)   5.00%(b)   1.00%(c)     None
 purchase price or redemption
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a           2.00%     2.00%      2.00%       None
 percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                 CLASS OF SHARES
                                                 ---------------
                                        A         B          C          R
-----------------------------------------------------------------------------
 Management fees                      0.10%     0.10%      0.10%      0.10%
 Distribution and service (12b-1)     0.35%     1.00%      1.00%      0.50%
 fees
 Other expenses                       0.19%     0.19%      0.15%      0.08%
 Acquired Fund Fees and Expenses
 (fees and expenses of underlying     0.92%     0.92%      0.92%      0.92%
 funds)
-----------------------------------------------------------------------------
                                          ------------------------------
 TOTAL ANNUAL FUND OPERATING          1.56%     2.21%      2.17%      1.60%
 EXPENSES(f)
 EXPENSE REDUCTION(e)                 0.00%     0.00%      0.00%      0.00%
                                        ---------------------------------
 NET OPERATING EXPENSES(f)            1.56%     2.21%      2.17%      1.60%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect deduction of distribution and service ("12b-1") fees from the fund's assets only, and not (in part) from the assets of the underlying funds.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses.
(f) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $700      $1,016     $1,353      $2,304
    B(+)       $724      $  991     $1,285      $2,380
     C         $320      $  679     $1,164      $2,503
     R         $163      $  505     $  871      $1,900
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $700      $1,016     $1,353      $2,304
    B(+)       $224      $  691     $1,185      $2,380
     C         $220      $  679     $1,164      $2,503
     R         $163      $  505     $  871      $1,900
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.10% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC ("Morningstar")
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.10% of the fund's average daily net assets.

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO CONSTRUCTION TEAM:

The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996; and in 1997, he became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the fund in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the fund in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

Morningstar serves as a Portfolio Construction Manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                  CLASS A
                                                  -----------------------------------------------------------------------

                                                                           For the Period Ended
                                                                              October 31,(d)
                                                  -----------------------------------------------------------------------
                                                    2007            2006            2005            2004           2003
                                                  --------        --------        --------        --------        -------
Net Asset Value, Beginning of Period                $13.44          $11.99          $10.75           $9.82          $7.95
Investment Operations:
 Net Investment Income (Loss)                         0.23            0.03            0.05           (0.02)         (0.03)
 Net Realized and Unrealized Gain (Loss)              2.53            1.89            1.38            0.95           1.90
   Total Operations                                   2.76            1.92            1.43            0.93           1.87
                                                  -----------------------------------------------------------------------
Distributions:
 From Net Investment Income                          (0.29)          (0.11)          (0.12)              -              -
 From Net Realized Gains                             (0.45)          (0.36)          (0.07)              -              -
   Total Distributions                               (0.74)          (0.47)          (0.19)              -              -
Net Asset Value, End of Period                      $15.46          $13.44          $11.99          $10.75          $9.82
                                                  =======================================================================

Total Return(c)                                      21.35%          16.38%          13.42%           9.47%         23.52%
Net Assets, End of Period (000's)                 $781,872        $502,488        $286,412        $171,708        $55,209
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                             0.64%           0.65%(k)        0.34%           0.43%(h)       0.45%
   Total(f)                                           0.64%           0.65%(k)        0.34%           0.43%(h)       0.60%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                                    1.62%           0.22%(l)        0.42%(l)       (0.22)%        (0.30)%
 Portfolio Turnover Rate(b)                             18%             22%             35%              5%            25%

                                                                            CLASS B
                                            -----------------------------------------------------------------------

                                                                     For the Period Ended
                                                                        October 31,(d)
                                            -----------------------------------------------------------------------
                                              2007            2006            2005            2004           2003
                                            --------        --------        --------        --------        -------
Net Asset Value, Beginning of Period          $13.17          $11.77          $10.57           $9.71          $7.91
Investment Operations:
 Net Investment Income (Loss)                   0.14           (0.05)          (0.03)          (0.09)         (0.08)
 Net Realized and Unrealized Gain (Loss)        2.47            1.85            1.36            0.95           1.88
   Total Operations                             2.61            1.80            1.33            0.86           1.80
                                            -----------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.20)          (0.04)          (0.06)              -              -
 From Net Realized Gains                       (0.40)          (0.36)          (0.07)              -              -
   Total Distributions                         (0.65)          (0.40)          (0.13)              -              -
Net Asset Value, End of Period                $15.13          $13.17          $11.77          $10.57          $9.71
                                            =======================================================================
Total Return(c)                                20.54%          15.57%          12.55%           8.96%         22.76%
Net Assets, End of Period (000's)           $368,186        $288,719        $211,904        $160,959        $82,318
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                       1.29%           1.31(k)         0.99%           1.05%(h)       1.10%
   Total(f)                                     1.29%           1.31(k)         0.99%           1.05%(h)       1.25%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                              1.02%          (0.42)(l)       (0.24)%(l)      (0.82)%        (0.95)%
 Portfolio Turnover Rate(b)                       18%             22%             35%              5%            25%

                                                                            CLASS C
                                            ------------------------------------------------------------------------

                                                                      For the Period Ended
                                                                        October 31,(d,g)
                                            ------------------------------------------------------------------------
                                              2007            2006            2005            2004            2003
                                            --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period          $13.18          $11.78          $10.57           $9.71           $7.86
Investment Operations:
 Net Investment Income (Loss)                   0.14           (0.05)          (0.02)          (0.08)          (0.08)
 Net Realized and Unrealized Gain (Loss)        2.48            1.85            1.37            0.94            1.93
   Total Operations                             2.62            1.80            1.35            0.86            1.85
                                            ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.22)          (0.04)          (0.07)              -               -
 From Net Realized Gains                       (0.45)          (0.36)          (0.07)              -               -
   Total Distributions                         (0.67)          (0.40)          (0.14)              -               -
Net Asset Value, End of Period                $15.13          $13.18          $11.78          $10.57           $9.71
                                            ========================================================================
Total Return(c)                                20.60%          15.61%          12.82%           8.86%          23.54%
Net Assets, End of Period (000's)           $1,270,635      $876,768        $528,211        $356,543        $116,956
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                       1.25%           1.26%(k)        0.93%           0.99%(h)        1.10%
   Total(f)                                     1.25%           1.26%(k)        0.93%           0.99%(h)        1.25%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                              1.03%          (0.38)%(l)      (0.17)%(l)      (0.78)%         (0.95)%
 Portfolio Turnover Rate(b)                       18%             22%             35%              5%             25%

                                                  CLASS R
                                            --------------------
                                                  For the
                                                Period Ended
                                              October 31,(d,g)
                                            --------------------
                                             2007          2006
                                            ------        ------
Net Asset Value, Beginning of Period        $13.43        $12.36
Investment Operations:
 Net Investment Income (Loss)                 0.13          0.05
 Net Realized and Unrealized Gain (Loss)      2.60          1.02
   Total Operations                           2.73          1.07
                                            --------------------
Distributions:
 From Net Investment Income                  (0.31)            -
 From Net Realized Gains                     (0.45)            -
   Total Distributions                       (0.76)            -
Net Asset Value, End of Period              $15.40        $13.43
                                            ====================
Total Return(c)                              21.20%         8.66%
Net Assets, End of Period (000's)             $884           $85
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                     0.68%         0.67%
   Total(f)                                   0.68%         0.67%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                            0.94%         1.08%
 Portfolio Turnover Rate(b)                     18%           22%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on the average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002. The inception date for the fund's offering of Class R shares was June 15, 2006.
(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.05%, 0.05% and 0.05% for Class A, Class B and Class C, respectively.
(i) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying companies in which the fund invests.
(j) Does not include expenses of the investment companies in which the fund invests.
(k) On November 15, 2005, the fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00% and Class C 1.00%.
(l) Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Asset Allocation - Moderate Growth Portfolio is to seek capital appreciation with current income as a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds ("underlying funds").

- Under normal market conditions, expectations are to adjust the investments in underlying funds to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income which may include bonds, cash equivalents or other money market instruments. These percentages may vary at different times.

- Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund's asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS
---------------------------------------------------------
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericafunds.com.

- Transamerica AllianceBernstein International Value

- Transamerica American Century Large Company Value

- Transamerica Balanced

- Transamerica Bjurman, Barry Micro Emerging Growth

- Transamerica BlackRock Global Allocation

- Transamerica BlackRock Large Cap Value

- Transamerica BlackRock Natural Resources

- Transamerica BNY Mellon Market Neutral Strategy

- Transamerica Clarion Global Real Estate Securities

- Transamerica Convertible Securities

- Transamerica Equity

- Transamerica Evergreen Health Care

- Transamerica Evergreen International Small Cap

- Transamerica Federated Market Opportunity

- Transamerica Flexible Income

- Transamerica Growth Opportunities

- Transamerica High Yield Bond

- Transamerica Jennison Growth

- Transamerica JPMorgan International Bond

- Transamerica JPMorgan Mid Cap Value

- Transamerica Legg Mason Partners Investors Value

- Transamerica Loomis Sayles Bond

- Transamerica Marsico Growth

- Transamerica Marsico International Growth

- Transamerica Money Market

- Transamerica Neuberger Berman International

- Transamerica Oppenheimer Developing Markets

- Transamerica Oppenheimer Small- & Mid-Cap Value

- Transamerica PIMCO Real Return TIPS

- Transamerica PIMCO Total Return

- Transamerica Schroders International Small Cap

- Transamerica Science & Technology

- Transamerica Short-Term Bond

- Transamerica Small/Mid Cap Value

- Transamerica Templeton Global

- Transamerica Third Avenue Value

- Transamerica UBS Dynamic Alpha

- Transamerica UBS Large Cap Value

- Transamerica Value Balanced

- Transamerica Van Kampen Emerging Markets Debt

- Transamerica Van Kampen Mid-Cap Growth

- Transamerica Van Kampen Small Company Growth

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- UNDERLYING FUNDS
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

- ASSET ALLOCATION
The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

- FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

- INVESTMENT COMPANIES
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.


DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's investments in underlying funds is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index ("LBAB") (secondary), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2003                                                                             26.70
2004                                                                             11.38
2005                                                                              7.75
2006                                                                             13.45
2007                                                                              8.65

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2003          13.35%
------------------------------------------------------------
  Worst Quarter:               3/31/2005          (2.77)%
------------------------------------------------------------

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-----------------------------------------------------------------------
                                                              LIFE OF
                                     1 YEAR      5 YEARS      FUND(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes               2.66%      12.11%        7.20%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                  1.16%      11.13%        6.36%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                         1.78%      10.10%        5.82%
-----------------------------------------------------------------------
  Class B                             2.92%      12.53%        7.53%
-----------------------------------------------------------------------
  Class C                             6.97%      12.69%       12.62%
-----------------------------------------------------------------------
  Class R                             8.47%        N/A        13.04%
-----------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses or
  taxes)                              5.74%      14.07%        8.15%
-----------------------------------------------------------------------
  LBAB (secondary) (reflects no
  deduction for fees, expenses or
  taxes)                              6.97%       4.42%        5.21%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002. Class R shares commenced operations on June 15, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                          A         B          C          R
------------------------------------------------------------------------------
 Maximum sales charge (load) imposed
 on purchases (as a % of offering       5.50%      None       None      None
 price)
------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price    None(a)   5.00%(b)   1.00%(c)    None
 or redemption proceeds, whichever is
 lower)
------------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a             2.00%     2.00%      2.00%      None
 percentage of amount redeemed)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                          A         B          C          R
------------------------------------------------------------------------------
 Management fees                        0.10%     0.10%      0.10%      0.10%
 Distribution and service (12b-1)       0.35%     1.00%      1.00%      0.50%
 fees
 Other expenses                         0.15%     0.17%      0.13%      0.07%
 Acquired Fund Fees and Expenses
 (fees and expenses of underlying       0.89%     0.89%      0.89%      0.89%
 funds)
------------------------------------------------------------------------------
                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING            1.49%     2.16%      2.12%      1.56%
 EXPENSES(F)
 EXPENSE REDUCTION(E)                   0.00%     0.00%      0.00%      0.00%
                                           ------------------------------
 NET OPERATING EXPENSES(F)              1.49%     2.16%      2.12%      1.56%
------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect deduction of distribution and service ("12b-1") fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses.
(f) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $693       $995      $1,318      $2,232
    B(+)       $719       $976      $1,259      $2,323
    C          $315       $664      $1,139      $2,452
    R          $159       $493      $  850      $1,856
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $693       $995      $1,318      $2,232
    B(+)       $219       $676      $1,159      $2,323
    C          $215       $664      $1,139      $2,452
    R          $159       $493      $  850      $1,856
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.10% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC ("Morningstar")
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION TEAM:

The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996; and in 1997, he became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the fund in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the fund in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

Morningstar serves as a Portfolio Construction Manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                              CLASS A
                                 ------------------------------------------------------------------

                                                        For the Period Ended
                                                           October 31,(d)
                                 ------------------------------------------------------------------
                                    2007           2006          2005          2004          2003
                                 ----------      --------      --------      --------      --------
Net Asset Value, Beginning of
 Period                              $13.05        $11.88        $10.97        $10.13         $8.37
Investment Operations:
 Net Investment Income (Loss)          0.33          0.15          0.16          0.05          0.04
 Net Realized and Unrealized
   Gain (Loss)                         1.86          1.53          1.00          0.87          1.77
   Total Operations                    2.19          1.68          1.16          0.92          1.81
                                 ------------------------------------------------------------------
Distributions:
 From Net Investment Income           (0.34)        (0.20)        (0.20)        (0.08)        (0.05)
 From Net Realized Gains              (0.32)        (0.31)        (0.05)            -             -
   Total Distributions                (0.66)        (0.51)        (0.25)        (0.08)        (0.05)
Net Asset Value, End of Period       $14.58        $13.05        $11.88        $10.97        $10.13
                                 ==================================================================

Total Return(c)                       17.48%        14.59%        10.69%         9.09%        21.79%
Net Assets, End of Period
 (000's)                         $1,295,568      $914,835      $560,231      $352,852      $136,295
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a,j)
   Net(e)                              0.60%         0.61%(k)      0.28%         0.32%(h)      0.44%
   Total(f)                            0.60%         0.61%(k)      0.28%         0.32%(h)      0.44%
 Net Investment Income (Loss)
   to Average Net Assets(a,i)          2.42%         1.17%(l)      1.37%(l)      0.45%         0.48%
 Portfolio Turnover Rate(b)              19%           21%           26%            3%           15%

                                                             CLASS B
                                 ----------------------------------------------------------------

                                                       For the Period Ended
                                                          October 31,(d)
                                 ----------------------------------------------------------------
                                   2007          2006          2005          2004          2003
                                 --------      --------      --------      --------      --------
Net Asset Value, Beginning of
 Period                            $12.94        $11.80        $10.90        $10.09         $8.33
Investment Operations:
 Net Investment Income (Loss)        0.24          0.06          0.08         (0.02)        (0.02)
 Net Realized and Unrealized
   Gain (Loss)                       1.85          1.52          1.01          0.85          1.78
   Total Operations                  2.09          1.58          1.09          0.83          1.76
                                 ----------------------------------------------------------------
Distributions:
 From Net Investment Income         (0.26)        (0.13)        (0.14)        (0.02)            -
 From Net Realized Gains            (0.32)        (0.31)        (0.05)            -             -
   Total Distributions              (0.58)        (0.44)        (0.19)        (0.02)            -
Net Asset Value, End of Period     $14.45        $12.94        $11.80        $10.90        $10.09
                                 ================================================================
Total Return(c)                     16.69%        13.74%        10.05%         8.25%        21.15%
Net Assets, End of Period
 (000's)                         $651,359      $549,040      $428,677      $333,533      $190,621
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a,j)
   Net(e)                            1.27%         1.28%(k)      0.95%         0.97%(h)      1.09%
   Total(f)                          1.27%         1.28%(k)      0.95%         0.97%(h)      1.09%
 Net Investment Income (Loss)
   to Average Net Assets(a,i)        1.78%         0.51%(l)      0.68%(l)     (0.19)%       (0.17)%
 Portfolio Turnover Rate(b)            19%           21%           26%            3%           15%

                                                               CLASS C
                                 --------------------------------------------------------------------

                                                         For the Period Ended
                                                           October 31,(d,g)
                                 --------------------------------------------------------------------
                                    2007            2006           2005          2004          2003
                                 ----------      ----------      --------      --------      --------
Net Asset Value, Beginning of
 Period                              $12.95          $11.80        $10.91        $10.09         $8.31
Investment Operations:
 Net Investment Income (Loss)          0.24            0.07          0.08         (0.02)        (0.02)
 Net Realized and Unrealized
   Gain (Loss)                         1.85            1.52          1.01          0.86          1.80
   Total Operations                    2.09            1.59          1.09          0.84          1.78
                                 --------------------------------------------------------------------
Distributions:
 From Net Investment Income           (0.27)          (0.13)        (0.15)        (0.02)            -
 From Net Realized Gains              (0.32)          (0.31)        (0.05)            -             -
   Total Distributions                (0.59)          (0.44)        (0.20)        (0.02)            -
Net Asset Value, End of Period       $14.45          $12.95        $11.80        $10.91        $10.09
                                 ====================================================================
Total Return(c)                       16.74%          13.87%        10.02%         8.35%        21.44%
Net Assets, End of Period
 (000's)                         $2,098,087      $1,520,489      $981,156      $675,562      $239,043
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a,j)
   Net(e)                              1.23%           1.24%(k)      0.90%         0.92%(h)      1.09%
   Total(f)                            1.23%           1.24%(k)      0.90%         0.92%(h)      1.09%
 Net Investment Income (Loss)
   to Average Net Assets(a,i)          1.79%           0.55%(l)      0.74%(l)     (0.15)%       (0.17)%
 Portfolio Turnover Rate(b)              19%             21%           26%            3%           15%

                                        CLASS R
                                 ---------------------
                                    For the Period
                                         Ended
                                   October 31,(d,g)
                                 ---------------------
                                  2007           2006
                                 -------        ------
Net Asset Value, Beginning of
 Period                           $13.05        $12.13
Investment Operations:
 Net Investment Income (Loss)       0.24          0.10
 Net Realized and Unrealized
   Gain (Loss)                      1.93          0.82
   Total Operations                 2.17          0.92
                                 ---------------------
Distributions:
 From Net Investment Income        (0.36)            -
 From Net Realized Gains           (0.32)            -
   Total Distributions             (0.68)            -
Net Asset Value, End of Period    $14.54        $13.05
                                 =====================
Total Return(c)                    17.31%         7.58%
Net Assets, End of Period
 (000's)                          $1,983           $54
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a,j)
   Net(e)                           0.67%         0.66%
   Total(f)                         0.67%         0.66%
 Net Investment Income (Loss)
   to Average Net Assets(a,i)       1.80%         2.08%
 Portfolio Turnover Rate(b)           19%           21%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002. The inception date for the fund's offering of Class R shares was June 15, 2006.
(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B and Class C, respectively.
(i) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying companies in which the fund invests.
(j) Does not include expenses of the investment companies in which the fund invests.
(k) On November 15, 2005, the fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00% and Class C 1.00%.
(l) Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Asset Allocation - Moderate Portfolio is to seek capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds ("underlying funds").

- Under normal market conditions, expectations are to adjust the investments in underlying funds to achieve a mix over time of approximately 50% of assets in equities and 50% of assets in fixed income which may include bonds, cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

- Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund's asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS
---------------------------------------------------------
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericafunds.com.

- Transamerica AllianceBernstein International Value

- Transamerica American Century Large Company Value

- Transamerica Balanced

- Transamerica Bjurman, Barry Micro Emerging Growth

- Transamerica BlackRock Global Allocation

- Transamerica BlackRock Large Cap Value

- Transamerica BlackRock Natural Resources

- Transamerica BNY Mellon Market Neutral Strategy

- Transamerica Clarion Global Real Estate Securities

- Transamerica Convertible Securities

- Transamerica Equity

- Transamerica Evergreen Health Care

- Transamerica Evergreen International Small Cap

- Transamerica Federated Market Opportunity

- Transamerica Flexible Income

- Transamerica Growth Opportunities

- Transamerica High Yield Bond

- Transamerica Jennison Growth

- Transamerica JPMorgan International Bond

- Transamerica JPMorgan Mid Cap Value

- Transamerica Legg Mason Partners Investors Value

- Transamerica Loomis Sayles Bond

- Transamerica Marsico Growth

- Transamerica Marsico International Growth

- Transamerica Money Market

- Transamerica Neuberger Berman International

- Transamerica Oppenheimer Developing Markets

- Transamerica Oppenheimer Small- & Mid-Cap Value

- Transamerica PIMCO Real Return TIPS

- Transamerica PIMCO Total Return

- Transamerica Schroders International Small Cap

- Transamerica Science & Technology

- Transamerica Short-Term Bond

- Transamerica Small/Mid Cap Value

- Transamerica Templeton Global

- Transamerica Third Avenue Value

- Transamerica UBS Dynamic Alpha

- Transamerica UBS Large Cap Value

- Transamerica Value Balanced

- Transamerica Van Kampen Emerging Markets Debt

- Transamerica Van Kampen Mid-Cap Growth

- Transamerica Van Kampen Small Company Growth

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------

The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- UNDERLYING FUNDS
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

- ASSET ALLOCATION
The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

acute with respect to investments in small-and medium-sized companies, as well as investments in growth stocks.

- FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

- INVESTMENT COMPANIES
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's investments in underlying funds is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index"), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index ("LBAB") (secondary), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2003                                                                             23.79
2004                                                                             10.98
2005                                                                              6.04
2006                                                                             11.52
2007                                                                              7.81

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         11.74%
------------------------------------------------------------
  Worst Quarter:                3/31/2005         (2.69)%
------------------------------------------------------------

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

--------------------------------------------------------------------------
                                                                 LIFE OF
                                        1 YEAR      5 YEARS      FUND(2)
--------------------------------------------------------------------------
  Class A
--------------------------------------------------------------------------
    Return before taxes                   1.85%      10.61%       6.81%
--------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                      0.06%       9.35%       5.72%
--------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                             1.25%       8.58%       5.31%
--------------------------------------------------------------------------
  Class B                                 2.03%      11.00%       7.14%
--------------------------------------------------------------------------
  Class C                                 6.19%      11.18%      11.14%
--------------------------------------------------------------------------
  Class R                                 7.54%      N/A         11.38%
--------------------------------------------------------------------------
  Wilshire 5000 Index (reflects no
  deduction for fees, expenses or
  taxes)                                  5.74%      14.07%       8.15%
--------------------------------------------------------------------------
  LBAB (secondary) (reflects no
  deduction for fees, expenses or
  taxes)                                  6.97%       4.42%       5.21%
--------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002. Class R shares commenced operations on June 15, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                       ----------------------------------------
                                          A         B          C          R
-------------------------------------------------------------------------------
 Maximum sales charge (load) imposed
 on purchases (as a % of offering       5.50%      None       None       None
 price)
-------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price    None(a)   5.00%(b)   1.00%(c)     None
 or redemption proceeds, whichever is
 lower)
-------------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a             2.00%     2.00%      2.00%       None
 percentage of amount redeemed)
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                          A         B          C          R
-------------------------------------------------------------------------------
 Management fees                        0.10%     0.10%      0.10%      0.10%
 Distribution and service (12b-1)       0.35%     1.00%      1.00%      0.50%
 fees
 Other expenses                         0.14%     0.15%      0.11%      0.12%
 Acquired Fund Fees and Expenses
 (fees and expenses of underlying       0.85%     0.85%      0.85%      0.85%
 funds)
-------------------------------------------------------------------------------
                                           -------------------------------
 TOTAL ANNUAL FUND OPERATING            1.44%     2.10%      2.06%      1.57%
 EXPENSES(F)
 EXPENSE REDUCTION(E)                   0.00%     0.00%      0.00%      0.00%
                                       ----------------------------------------
 NET OPERATING EXPENSES(F)              1.44%     2.10%      2.06%      1.57%
-------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.

(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect deduction of distribution and service ("12b-1") fees from the fund's assets only, and not (in part) from the assets of the underlying funds.

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses.
(f) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $689       $980      $1,294      $2,179
    B(+)       $713       $958      $1,229      $2,263
    C          $309       $646      $1,108      $2,390
    R          $160       $496      $  855      $1,867
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $689       $980      $1,294      $2,179
    B(+)       $213       $658      $1,129      $2,263
    C          $209       $646      $1,108      $2,390
    R          $160       $496      $  855      $1,867
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.10% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC ("Morningstar")
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION TEAM:

The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996; and in 1997, he became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the fund in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the fund in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

Morningstar serves as a Portfolio Construction Manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                             CLASS A
                                             ------------------------------------------------------------------------

                                                                       For the Period Ended
                                                                          October 31,(d)
                                             ------------------------------------------------------------------------
                                               2007            2006            2005            2004            2003
                                             --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period           $12.64          $11.78          $11.23          $10.42           $8.76
Investment Operations:
 Net Investment Income (Loss)                    0.36            0.24            0.27            0.12            0.12
 Net Realized and Unrealized Gain
   (Loss)                                        1.40            1.15            0.67            0.84            1.62
   Total Operations                              1.76            1.39            0.94            0.96            1.74
                                             ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                     (0.37)          (0.28)          (0.33)          (0.15)          (0.08)
 From Net Realized Gains                        (0.34)          (0.25)          (0.06)              -               -
   Total Distributions                          (0.71)          (0.53)          (0.39)          (0.15)          (0.08)
Net Asset Value, End of Period                 $13.69          $12.64          $11.78          $11.23          $10.42
                                             ========================================================================

Total Return(c)                                 14.51%          12.22%           8.54%           9.32%          19.98%
Net Assets, End of Period (000's)            $665,013        $471,902        $329,797        $232,748        $116,102
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,i)
   Net(e)                                        0.59%           0.58%(j)        0.26%           0.28%           0.37%
   Total(f)                                      0.59%           0.58%(j)        0.26%           0.28%           0.37%
 Net Investment Income (Loss) to
   Average
   Net Assets(a,h)                               2.83%           1.98%(k)        2.31%(k)        1.13%           1.22%
 Portfolio Turnover Rate(b)                        23%             22%             19%              1%             18%

                                                                       CLASS B
                                       ------------------------------------------------------------------------

                                                                 For the Period Ended
                                                                    October 31,(d)
                                       ------------------------------------------------------------------------
                                         2007            2006            2005            2004            2003
                                       --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period     $12.55          $11.70          $11.16          $10.37           $8.71
Investment Operations:
 Net Investment Income (Loss)              0.28            0.16            0.18            0.05            0.05
 Net Realized and Unrealized Gain
   (Loss)                                  1.39            1.15            0.68            0.83            1.63
   Total Operations                        1.67            1.31            0.86            0.88            1.68
                                       ------------------------------------------------------------------------
Distributions:
 From Net Investment Income               (0.28)          (0.21)          (0.26)          (0.09)          (0.02)
 From Net Realized Gains                  (0.34)          (0.25)          (0.06)              -               -
   Total Distributions                    (0.62)          (0.46)          (0.32)          (0.09)          (0.02)
Net Asset Value, End of Period           $13.59          $12.55          $11.70          $11.16          $10.37
                                       ========================================================================
Total Return(c)                           13.73%          11.50%           7.81%           8.62%          19.39%
Net Assets, End of Period (000's)      $357,175        $336,385        $295,649        $261,772        $183,148
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,i)
   Net(e)                                  1.25%           1.25(j)         0.92%           0.93%           1.02%
   Total(f)                                1.25%           1.25(j)         0.92%           0.93%           1.02%
 Net Investment Income (Loss) to
   Average
   Net Assets(a,h)                         2.21%           1.31(k)         1.61%(k)        0.48%           0.57%
 Portfolio Turnover Rate(b)                  23%             22%             19%              1%             18%

                                                                        CLASS C
                                       --------------------------------------------------------------------------

                                                                  For the Period Ended
                                                                    October 31,(d,g)
                                       --------------------------------------------------------------------------
                                          2007             2006            2005            2004            2003
                                       ----------        --------        --------        --------        --------
Net Asset Value, Beginning of Period       $12.55          $11.70          $11.17          $10.37           $8.71
Investment Operations:
 Net Investment Income (Loss)                0.28            0.16            0.19            0.05            0.05
 Net Realized and Unrealized Gain
   (Loss)                                    1.39            1.14            0.67            0.84            1.63
   Total Operations                          1.67            1.30            0.86            0.89            1.68
                                       --------------------------------------------------------------------------
Distributions:
 From Net Investment Income                 (0.30)          (0.21)          (0.27)          (0.09)          (0.02)
 From Net Realized Gains                    (0.34)          (0.25)          (0.06)              -               -
   Total Distributions                      (0.64)          (0.46)          (0.33)          (0.09)          (0.02)
Net Asset Value, End of Period             $13.58          $12.55          $11.70          $11.17          $10.37
                                       ==========================================================================
Total Return(c)                             13.86%          11.46%           7.85%           8.67%          19.39%
Net Assets, End of Period (000's)      $1,159,220        $905,061        $678,783        $518,527        $201,774
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,i)
   Net(e)                                    1.21%           1.22%(j)        0.89%           0.89%           1.02%
   Total(f)                                  1.21%           1.22%(j)        0.89%           0.89%           1.02%
 Net Investment Income (Loss) to
   Average
   Net Assets(a,h)                           2.22%           1.35%(k)        1.67%(k)        0.50%           0.57%
 Portfolio Turnover Rate(b)                    23%             22%             19%              1%             18%

                                               CLASS R
                                       ------------------------
                                            For the Period
                                                Ended
                                           October 31,(d,g)
                                       ------------------------
                                         2007            2006
                                       --------        --------
Net Asset Value, Beginning of Period     $12.64          $11.86
Investment Operations:
 Net Investment Income (Loss)              0.31            0.13
 Net Realized and Unrealized Gain
   (Loss)                                  1.42            0.65
   Total Operations                        1.73            0.78
                                       ------------------------
Distributions:
 From Net Investment Income               (0.38)              -
 From Net Realized Gains                  (0.34)              -
   Total Distributions                    (0.72)              -
Net Asset Value, End of Period           $13.65          $12.64
                                       ========================
Total Return(c)                           14.31%           6.58%
Net Assets, End of Period (000's)          $610             $53
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,i)
   Net(e)                                  0.72%           0.66%
   Total(f)                                0.72%           0.66%
 Net Investment Income (Loss) to
   Average
   Net Assets(a,h)                         2.44%           2.73%
 Portfolio Turnover Rate(b)                  23%             22%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002. The inception date for the fund's offering of Class R shares was June 15, 2006.
(h) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying companies in which the fund invests.
(i) Does not include expenses of the investment companies in which the fund invests.
(j) On November 15, 2005, the fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00% and Class C 1.00%.
(k) Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Asset Allocation - Conservative Portfolio is to seek current income and preservation of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds ("underlying funds").

- Under normal market conditions, expectations are to adjust the investments in underlying funds to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income which may include bonds, cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

- Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The fund may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund's asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS
---------------------------------------------------------
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericafunds.com.

- Transamerica AllianceBernstein International Value

- Transamerica American Century Large Company Value

- Transamerica Balanced

- Transamerica Bjurman, Barry Micro Emerging Growth

- Transamerica BlackRock Global Allocation

- Transamerica BlackRock Large Cap Value

- Transamerica BlackRock Natural Resources

- Transamerica BNY Mellon Market Neutral Strategy

- Transamerica Clarion Global Real Estate Securities

- Transamerica Convertible Securities

- Transamerica Equity

- Transamerica Evergreen Health Care

- Transamerica Evergreen International Small Cap

- Transamerica Federated Market Opportunity

- Transamerica Flexible Income

- Transamerica Growth Opportunities

- Transamerica High Yield Bond

- Transamerica Jennison Growth

- Transamerica JPMorgan International Bond

- Transamerica JPMorgan Mid Cap Value

- Transamerica Legg Mason Partners Investors Value

- Transamerica Loomis Sayles Bond

- Transamerica Marsico Growth

- Transamerica Marsico International Growth

- Transamerica Money Market

- Transamerica Neuberger Berman International

- Transamerica Oppenheimer Developing Markets

- Transamerica Oppenheimer Small- & Mid-Cap Value

- Transamerica PIMCO Real Return TIPS

- Transamerica PIMCO Total Return

- Transamerica Schroders International Small Cap

- Transamerica Science & Technology

- Transamerica Short-Term Bond

- Transamerica Small/Mid Cap Value

- Transamerica Templeton Global

- Transamerica Third Avenue Value

- Transamerica Value Balanced

- Transamerica UBS Dynamic Alpha

- Transamerica UBS Large Cap Value

- Transamerica Van Kampen Emerging Markets Debt

- Transamerica Van Kampen Mid-Cap Growth

- Transamerica Van Kampen Small Company Growth

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- UNDERLYING FUNDS
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

- ASSET ALLOCATION
The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

- FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.
- INVESTMENT COMPANIES
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's investments in underlying funds is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to preserve capital.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index ("LBAB"), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Dow Jones Wilshire 5000 Total Market Index ("Wilshire 5000 Index") (secondary), which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Each is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2003                                                                             20.83
2004                                                                              9.93
2005                                                                              4.52
2006                                                                              9.04
2007                                                                              7.47

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          9.83%
------------------------------------------------------------
  Worst Quarter:                3/31/2005         (2.62)%
------------------------------------------------------------

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------------
                                                                LIFE OF
                                     1 YEAR       5 YEARS       FUND(2)
-------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------
    Return before taxes                1.54%       8.98%         6.47%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                 (0.09)%       7.43%         5.09%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                          1.02%       6.95%         4.84%
-------------------------------------------------------------------------
  Class B                              1.78%       9.37%         6.79%
-------------------------------------------------------------------------
  Class C                              5.76%       9.53%         9.54%
-------------------------------------------------------------------------
  Class R                              7.25%         N/A         9.81%
-------------------------------------------------------------------------
  LBAB (reflects no deduction for
  fees, expenses or taxes)             6.97%       4.42%         5.21%
-------------------------------------------------------------------------
  Wilshire 5000 Index (secondary)
  (reflects no deduction for fees,
  expenses or taxes)                   5.74%      14.07%         8.15%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002. Class R shares commenced operations on June 15, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                           A       B       C       R
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on   5.50%   None    None    None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    None(a) 5.00%(b) 1.00%(c) None
 redemption proceeds, whichever is
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount  2.00%   2.00%   2.00%   None
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                           A       B       C       R
----------------------------------------------------------------------------
 Management fees                          0.10%   0.10%   0.10%   0.10%
 Distribution and service (12b-1) fees    0.35%   1.00%   1.00%   0.50%
 Other expenses                           0.17%   0.15%   0.12%   0.26%
 Acquired Fund Fees and Expenses (fees    0.83%   0.83%   0.83%   0.83%
 and expenses of underlying funds)
----------------------------------------------------------------------------
                                              --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(f)  1.45%   2.08%   2.05%   1.69%
 EXPENSE REDUCTION(e)                     0.00%   0.00%   0.00%   0.00%
                                              --------------------------
 NET OPERATING EXPENSES(f)                1.45%   2.08%   2.05%   1.69%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect deduction of distribution and service ("12b-1") fees from the fund's assets only, and not (in part) from the assets of the underlying funds.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.45%, excluding 12b-1 fees, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses.
(f) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $689       $983      $1,299      $2,190
    B(+)       $711       $952      $1,219      $2,249
    C          $308       $643      $1,103      $2,379
    R          $172       $533      $  918      $1,998

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $689     $983     $1,299      $2,190
    B(+)      $211     $652     $1,119      $2,249
    C         $208     $643     $1,103      $2,379
    R         $172     $533     $  918      $1,998
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.10% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC ("Morningstar")
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION TEAM:

The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996; and in 1997, he became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the fund in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the fund in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

Morningstar serves as a Portfolio Construction Manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                  CLASS A
                                                  ------------------------------------------------------------------------

                                                                            For the Period Ended
                                                                               October 31,(d)
                                                  ------------------------------------------------------------------------
                                                    2007            2006            2005            2004            2003
                                                  --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period                $11.76          $11.35          $11.07          $10.67           $9.22
Investment Operations:
 Net Investment Income (Loss)                         0.38            0.28            0.32            0.17            0.18
 Net Realized and Unrealized Gain (Loss)              0.82            0.80            0.37            0.77            1.47
   Total Operations                                   1.20            1.08            0.69            0.94            1.65
                                                  ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                          (0.24)          (0.35)          (0.22)          (0.51)          (0.20)
 From Net Realized Gains                             (0.32)          (0.32)          (0.19)          (0.03)              -
   Total Distributions                               (0.56)          (0.67)          (0.41)          (0.54)          (0.20)
Net Asset Value, End of Period                      $12.40          $11.76          $11.35          $11.07          $10.67
                                                                        --------------------------------------------------

Total Return(c)                                      12.06%           9.90%           6.30%           8.97%          18.18%
Net Assets, End of Period (000's)                 $242,342        $165,071        $129,724         $99,811         $59,250
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                             0.62%           0.60%(k)        0.28%           0.29%(h)        0.41%
   Total(f)                                           0.62%           0.60%(k)        0.28%           0.29%(h)        0.41%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                                    3.18%           2.44%(l)        2.85%(l)        1.55%           1.80%
 Portfolio Turnover Rate(b)                             32%             29%             32%             11%             22%

                                                                            CLASS B
                                            ------------------------------------------------------------------------

                                                                      For the Period Ended
                                                                         October 31,(d)
                                            ------------------------------------------------------------------------
                                              2007            2006            2005            2004            2003
                                            --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period          $11.73          $11.32          $11.05          $10.66           $9.18
Investment Operations:
 Net Investment Income (Loss)                   0.30            0.20            0.24            0.10            0.11
 Net Realized and Unrealized Gain (Loss)        0.86            0.81            0.38            0.76            1.47
   Total Operations                             1.16            1.01            0.62            0.86            1.58
                                            ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.21)          (0.28)          (0.16)          (0.44)          (0.10)
 From Net Realized Gains                       (0.32)          (0.32)          (0.19)          (0.03)              -
   Total Distributions                         (0.53)          (0.60)          (0.35)          (0.47)          (0.10)
Net Asset Value, End of Period                $12.36          $11.73          $11.32          $11.05          $10.66
                                                                  --------------------------------------------------
Total Return(c)                                11.34%           9.19%           5.65%           8.21%          17.38%
Net Assets, End of Period (000's)           $116,569        $110,701        $106,449        $106,601         $85,134
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                       1.25%           1.26%(k)        0.93%           0.92%(h)        1.06%
   Total(f)                                     1.25%           1.26%(k)        0.93%           0.92%(h)        1.06%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                              2.59%           1.78%(l)        2.15%(l)        0.93%           1.15%
 Portfolio Turnover Rate(b)                       32%             29%             32%             11%             22%

                                                                            CLASS C
                                            ------------------------------------------------------------------------

                                                                      For the Period Ended
                                                                        October 31,(d,g)
                                            ------------------------------------------------------------------------
                                              2007            2006            2005            2004            2003
                                            --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period          $11.73          $11.32          $11.05          $10.66           $9.19
Investment Operations:
 Net Investment Income (Loss)                   0.30            0.21            0.25            0.10            0.11
 Net Realized and Unrealized Gain (Loss)        0.86            0.80            0.37            0.76            1.46
   Total Operations                             1.16            1.01            0.62            0.86            1.57
                                            ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.22)          (0.28)          (0.16)          (0.44)          (0.10)
 From Net Realized Gains                       (0.32)          (0.32)          (0.19)          (0.03)              -
   Total Distributions                         (0.54)          (0.60)          (0.35)          (0.47)          (0.10)
Net Asset Value, End of Period                $12.35          $11.73          $11.32          $11.05          $10.66
                                                                  --------------------------------------------------
Total Return(c)                                11.31%           9.25%           5.61%           8.26%          17.25%
Net Assets, End of Period (000's)           $336,981        $257,675        $208,959        $182,112         $83,165
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                       1.22%           1.23%(k)        0.90%           0.93%(h)        1.06%
   Total(f)                                     1.22%           1.23%(k)        0.90%           0.93%(h)        1.06%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                              2.60%           1.82%(l)        2.21%(l)        0.89%           1.15%
 Portfolio Turnover Rate(b)                       32%             29%             32%             11%             22%

                                                    CLASS R
                                            ------------------------
                                                    For the
                                                  Period Ended
                                                October 31,(d,g)
                                            ------------------------
                                              2007            2006
                                            --------        --------
Net Asset Value, Beginning of Period          $11.84          $11.30
Investment Operations:
 Net Investment Income (Loss)                   0.33            0.13
 Net Realized and Unrealized Gain (Loss)        0.85            0.47
   Total Operations                             1.18            0.60
                                            ------------------------
Distributions:
 From Net Investment Income                    (0.23)          (0.06)
 From Net Realized Gains                       (0.32)              -
   Total Distributions                         (0.55)          (0.06)
Net Asset Value, End of Period                $12.47          $11.84
                                            --------------------------------------------------
Total Return(c)                                11.89%           5.35%
Net Assets, End of Period (000's)               $645             $53
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a,j)
   Net(e)                                       0.86%           0.66%
   Total(f)                                     0.86%           0.66%
 Net Investment Income (Loss) to Average
   Net Assets(a,i)                              2.71%           3.03%
 Portfolio Turnover Rate(b)                       32%             29%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002. The inception date for the fund's offering of Class R shares was June 15, 2006.
(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B and Class C, respectively.
(i) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying companies in which the fund invests.
(j) Does not include expenses of the investment companies in which the fund invests.
(k) On November 15, 2005, the fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00% and Class C 1.00%.
(l) Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and class C, respectively.

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of Transamerica Multi-Manager Alternative Strategies Portfolio is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds ("underlying funds").

- Under normal market conditions, the fund expects to invest primarily in underlying funds that use alternative investment strategies and invest in alternative asset classes, including but not limited to:

  - Long-short and market neutral strategies;

  - Bear-market strategies;

  - Tactical investment strategies (bond and/or equity);

  - Foreign currency trading strategies;

  - Real estate securities;

  - Commodities and/or natural resources and/or precious metals; and

  - Non-traditional investments (such as micro-cap stocks and emerging market equities).

- Allocation of assets among the underlying funds is intended to achieve moderate capital appreciation with limited volatility and correlation with the mainstream equity and bond markets.

- The fund seeks to periodically and gradually adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund's asset allocations and underlying funds at any time without notice to shareholders, and without shareholder approval.

(ICON)
LIST OF UNDERLYING FUNDS
---------------------------------------------------------
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericafunds.com.

- Transamerica Bjurman, Barry Micro Emerging Growth

- Transamerica BlackRock Global Allocation

- Transamerica BlackRock Natural Resources

- Transamerica BNY Mellon Market Neutral Strategy

- Transamerica Clarion Global Real Estate Securities

- Transamerica Evergreen International Small Cap

- Transamerica Federated Market Opportunity

- Transamerica JPMorgan International Bond

- Transamerica Loomis Sayles Bond

- Transamerica Money Market

- Transamerica Oppenheimer Developing Markets

- Transamerica Schroders International Small Cap

- Transamerica Third Avenue Value

- Transamerica UBS Dynamic Alpha

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- UNDERLYING FUNDS
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

- ASSET ALLOCATION
The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

- FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

- INVESTMENT COMPANIES
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

  - market risk: fluctuations in market value

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

  - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

  - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

  - prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

  - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

  - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and can tolerate some market volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's performance for the past year, and how the fund's average annual total return compares to the return of a broad measure of market performance, the Merrill Lynch 3-Month Treasury Bill + 3% (annualized) Index, a widely recognized unmanaged index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

2007                                                                             5.88

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007         3.12%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         0.17%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

----------------------------------------------------------------------
                                                             LIFE OF
                                                1 YEAR       FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                           0.07%        0.07%
----------------------------------------------------------------------
    Return after taxes on distributions(3)      (0.78)%      (0.77)%
----------------------------------------------------------------------
    Return after taxes on distributions and
    sale of fund shares(3)                        0.04%      (0.42)%
----------------------------------------------------------------------
  Class C                                         4.18%        5.13%
----------------------------------------------------------------------
  Merrill Lynch 3-month Treasury Bill + 3%
  (annualized) Index (reflects no deduction
  for fees, expenses or taxes)                    8.20%        8.18%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on December 28, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                           CLASS OF SHARES
                                                           ---------------
                                                             A         C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a    5.50%      None
 % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a percentage
 of purchase price or redemption proceeds, whichever is   None(a)   1.00%(b)
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or less      2.00%     2.00%
 (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(c)
                                                           CLASS OF SHARES
                                                           ---------------
                                                             A         C
----------------------------------------------------------------------------
 Management fees                                           0.20%     0.20%
 Distribution and service (12b-1) fees                     0.35%     1.00%
 Other expenses                                            0.74%     0.79%
----------------------------------------------------------------------------
                                                           ---------------
 ACQUIRED FUND FEES AND EXPENSES (FEES AND EXPENSES OF     0.96%     0.96%
 UNDERLYING FUNDS)
 TOTAL ANNUAL FUND OPERATING EXPENSES(e)                   2.25%     2.95%
 EXPENSE REDUCTION(d)                                      0.39%     0.44%
                                                           ---------------
 NET OPERATING EXPENSES(e)                                 1.86%     2.51%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(c) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect deduction of distribution and service ("12b-1") fees from the fund's assets only, and not (in part) from the assets of the underlying funds.
(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.55% of average daily net assets (exclusive of 12b-1 fees and certain extraordinary expenses). TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.55% of average daily net assets (exclusive of 12b-1 fees and certain extraordinary expenses).
(e) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     A        $723     $1,162      $1,626       $2,906
     C        $348     $  853      $1,485       $3,183
--------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     A        $723     $1,162      $1,626       $2,906
     C        $248     $  853      $1,485       $3,183
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million.................................  0.20%
Over $500 million up to $1 billion.................  0.19%
Over $1 billion....................................  0.18%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.20% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC ("Morningstar")
   225 West Wacker Drive
   Chicago, Illinois 60606

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million.................................  0.20%
Over $500 million up to $1 billion.................  0.19%
Over $1 billion....................................  0.18%

PORTFOLIO CONSTRUCTION TEAM:
The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University and an M.B.A. from the University of Texas. He began performing asset allocation services for the fund in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the fund in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team and the Portfolio Managers' ownership of securities in the fund.

Morningstar serves as a Portfolio Construction Manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. The information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available upon request.

For a share of beneficial interest outstanding through the period:

                                              CLASS A                    CLASS C
                                       ---------------------      ---------------------
                                       For the Period Ended       For the Period Ended
                                         October 31,(d,g)           October 31,(d,g)
                                       ---------------------      ---------------------
                                               2007                       2007
                                       ---------------------      ---------------------
Net Asset Value, Beginning of
 Period                                        $10.00                     $10.00
                                       --------------------------------------------------
Investment Operations:
 Net Investment Income (Loss)                    0.05                     (0.01)
 Net Realized and Unrealized
   Gain (Loss)                                   0.73                       0.73
 Total Operations                                0.78                       0.72
                                       --------------------------------------------------
Distributions:
 From Net Investment Income                         -                          -
 From Net Realized Gains                            -                          -

Total Distributions                                 -                          -
Net Asset Value, End of Period                 $10.78                     $10.72
                                       --------------------------------------------------

Total Return(c)                                 7.80%                      7.20%
Net Assets, End of Period
 (000's)                                      $38,870                    $49,306
Ratio/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                                       0.90%                      1.55%
   Total(f)                                     1.29%                      1.99%
 Net Investment Income (Loss) to
   Average Net Assets(a)                        0.58%                    (0.07)%
 Portfolio Turnover Rate(b)                        -%                         -%

NOTES TO FINANCIAL HIGHLIGHTS

(a)   Annualized.
(b)   Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)   The fund commenced operations on December 28, 2006 for Class A and Class
      C.

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of Transamerica Multi-Manager International Portfolio is long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund seeks to achieve its investment objective by investing its assets in a diversified combination of underlying Transamerica Funds ("underlying funds").

In seeking to achieve its investment objective, the fund follows the following investment strategies:

- Under normal market conditions, the fund expects to invest primarily in underlying funds that invest primarily in international (developed and emerging markets) equities. The underlying funds generally expect to be invested in more than three different countries.

- Allocation of assets among the underlying funds is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The fund seeks to periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

- The fund may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the fund will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the fund may be a significant shareholder in certain underlying funds.

The fund's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the fund's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the fund's asset allocations and underlying funds at any time without notice to shareholders and without shareholder approval.

(ICON)
LIST OF UNDERLYING FUNDS
---------------------------------------------------------
This section lists the underlying funds in which the fund may invest; it is subject to change from time to time. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund, please refer to Section B of this prospectus. Further information about an underlying fund is contained in that underlying fund's prospectus, available at www.transamericafunds.com.

- Transamerica AllianceBernstein International Value

- Transamerica BlackRock Global Allocation

- Transamerica Clarion Global Real Estate Securities

- Transamerica Evergreen International Small Cap

- Transamerica Federated Market Opportunity

- Transamerica Marsico International Growth

- Transamerica Neuberger Berman International

- Transamerica Oppenheimer Developing Markets

- Transamerica Schroders International Small Cap

- Transamerica Templeton Global

- Transamerica UBS Dynamic Alpha

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- UNDERLYING FUNDS
Because the fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. The fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus and the prospectuses of the underlying funds. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

- ASSET ALLOCATION
The Portfolio Construction Manager allocates the fund's assets among various underlying funds. These allocations may be unsuccessful in maximizing the fund's return and/or avoiding investment losses.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small-and medium-sized companies, as well as investments in growth stocks.

- FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the fund to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

- INVESTMENT COMPANIES
To the extent that an underlying fund invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

  - market risk: fluctuations in market value

  - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

  - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

  - prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

  - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

  - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's investments in underlying funds is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com within approximately two weeks after the end of each month. Such information will generally remain online for up to four months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you the fund's performance for the past year, and how the fund's average annual total return compares to the return of a broad measure of market performance, the Morgan Stanley Capital International World Index (excluding U.S.), which is a market capitalization-weighted benchmark index made up of equities from over 20 countries, excluding the United States ("MSIW ex. U.S."). The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2007                                                                             13.37

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                6/30/2007          7.71%
------------------------------------------------------------
  Worst Quarter:              12/31/2007         (1.73)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/07)(1)

----------------------------------------------------------------------
                                                             LIFE OF
                                                1 YEAR       FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                          7.16%       11.81%
----------------------------------------------------------------------
    Return after taxes on distributions(3)       6.23%       10.59%
----------------------------------------------------------------------
    Return after taxes on distributions and
    sale of fund shares(3)                       4.98%        9.59%
----------------------------------------------------------------------
  Class B                                        7.41%       12.57%
----------------------------------------------------------------------
  Class C                                       11.67%       14.56%
----------------------------------------------------------------------
  MSIW ex. U.S. (reflects no deduction for
  fees, expenses or taxes)                      12.92%       17.48%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                       CLASS OF SHARES
                                                       ---------------
                                                      A        B       C
--------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases   5.50%    None    None
 (as a % of offering price)
--------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption        None(a)   5.00%(b) 1.00%(c)
 proceeds, whichever is lower)
--------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or    2.00%    2.00%   2.00%
 less (as a percentage of amount redeemed)
--------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from Fund assets)(d)
                                                       CLASS OF SHARES
                                                       ---------------
                                                      A        B       C
--------------------------------------------------------------------------
 Management fees                                    0.10%    0.10%   0.10%
 Distribution and service (12b-1) fees              0.35%    1.00%   1.00%
 Other expenses                                     0.20%    0.33%   0.21%
 Acquired Fund Fees and Expenses (fees and          1.09%    1.09%   1.09%
 expenses of underlying funds)
--------------------------------------------------------------------------
                                                   ----------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES(f)            1.74%    2.52%   2.40%
 EXPENSE REDUCTION(e)                               0.00%    0.00%   0.00%
                                                   ----------------------
 NET OPERATING EXPENSES(f)                          1.74%    2.52%   2.40%
--------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect deduction of distribution and service ("12b-1") fees from the fund's assets only, and not (in part) from the assets of the underlying funds.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.45%, excluding 12b-1 fees and, extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. This fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
(f) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $717      $1,068     $1,442      $2,489
    B(+)       $755      $1,085     $1,440      $2,664
     C         $343      $  748     $1,280      $2,736
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $717      $1,068     $1,442      $2,489
    B(+)       $255      $  785     $1,340      $2,664
     C         $243      $  748     $1,280      $2,736
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.10% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid 0.10% of the fund's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER:

   Morningstar Associates, LLC ("Morningstar")
   225 West Wacker Drive
   Chicago, Illinois 60606

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION:

The Portfolio Construction Manager receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.10% of the fund's average daily net assets.

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO CONSTRUCTION TEAM:

The fund is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the fund's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996; and in 1997, he became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the fund in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale holds a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the fund in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the fund in 2006.

Morningstar serves as a Portfolio Construction Manager and, as such, makes asset allocation and underlying fund selection decisions for the fund.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                              CLASS A                    CLASS B                    CLASS C
                                       ---------------------      ---------------------      ---------------------
                                       For the Period Ended       For the Period Ended       For the Period Ended
                                         October 31,(d,g)           October 31,(d,g)           October 31,(d,g)
                                       ---------------------      ---------------------      ---------------------
                                         2007         2006          2007         2006          2007         2006
                                       --------      -------      --------      -------      --------      -------
Net Asset Value, Beginning of
 Period                                  $10.63       $10.00       $10.59       $10.00         $10.58       $10.00
Investment Operations:
 Net Investment Income (Loss)                 -        (0.04)       (0.09)       (0.09)         (0.08)       (0.09)
 Net Realized and Unrealized
   Gain (Loss)                             3.19         0.67         3.18         0.68           3.18         0.67
   Total Operations                        3.19         0.63         3.09         0.59           3.10         0.58
                                       ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income               (0.58)           -        (0.55)           -          (0.55)           -
 From Net Realized Gains                      -            -            -            -              -            -
   Total Distributions                    (0.58)           -        (0.55)           -          (0.55)           -
Net Asset Value, End Of Period           $13.24       $10.63       $13.13       $10.59         $13.13       $10.58
                                       ===========================================================================

Total Return(c)                           31.30%        6.30%       30.32%        5.90%         30.45%        5.80%
Net Assets, End of Period
 (000's)                               $178,422      $58,142      $30,060       $9,849       $250,419      $76,650
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a,i)
   Net(e)                                  0.65%        0.80%        1.43%        1.45%          1.31%        1.45%
   Total(f)                                0.65%        0.88%        1.43%        1.53%          1.31%        1.53%
 Net Investment Income (Loss) to
   Average Net Assets(a,h)                (0.02)%      (0.67)%(j)    1.20%       (1.32)%(j)     (0.71)%      (1.32)%(j)
 Portfolio Turnover Rate(b)                   1%           1%           1%           1%             1%           1%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on March 1, 2006.
(h) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(i) Does not include expenses of the investment companies in which the fund invests.
(j) Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of Transamerica Legg Mason Partners All Cap is to seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing fund assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when ClearBridge believes smaller companies offer more attractive value opportunities. The fund may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- low market valuations measured by ClearBridge's valuation models.

- positive changes in earnings prospects because of factors such as:

  - new, improved or unique products and services

  - new or rapidly expanding markets for the company's products

  - new management

  - changes in the economic, financial, regulatory or political environment particularly affecting the company

  - effective research, product development and marketing

  - a business strategy not yet recognized by the marketplace

While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

  - changes in currency values

  - currency speculation

  - currency trading costs

  - different accounting and reporting practices

  - less information available to the public

  - less (or different) regulation of securities markets

  - more complex business negotiations

  - less liquidity

  - more fluctuations in prices

  - delays in settling foreign securities transactions

  - higher costs for holding shares (custodial fees)

  - higher transaction costs

  - vulnerability to seizure and taxes

  - political instability and small markets

  - different market trading days

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
--------------------------------------------------------------------------------

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securi-ties is available in the Statement of Additional Information.
The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want long-term growth of capital and who can tolerate fluctuations in their investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000(R) Index, a widely recognized unmanaged index of market performance which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2000                                                                             16.88
2001                                                                              1.55
2002                                                                            -26.86
2003                                                                             37.56
2004                                                                              7.93
2005                                                                              5.14
2006                                                                             17.46
2007                                                                              0.07

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:               6/30/2003          22.99%
------------------------------------------------------------
  Worst Quarter:              9/30/2002         (21.67)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-----------------------------------------------------------------------
                                                            LIFE OF
                                         1 YEAR   5 YEARS   FUND(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes                  (5.43)%  11.64%     7.93%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                     (8.38)%  10.35%     6.97%
-----------------------------------------------------------------------
    Return after taxes on distributions
    and sale of fund shares(3)           (3.49)%    9.76%    6.57%
-----------------------------------------------------------------------
  Class B                                (5.01)%  12.06%     7.97%
-----------------------------------------------------------------------
  Class C                                (1.35)%  12.21%    12.26%
-----------------------------------------------------------------------
  Russell 3000(R) Index (reflects no
  deduction for fees, expenses or
  taxes)                                  5.14%   13.63%     4.51%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2002, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
        SHAREHOLDER FEES (fees paid directly from your investment)
                                                  CLASS OF SHARES
                                                  ---------------
                                                A        B        C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%    None     None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)  5.00%(b) 1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%    2.00%    2.00%
 redeemed)
---------------------------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)
                                                  CLASS OF SHARES
                                                  ---------------
                                                A        B        C
---------------------------------------------------------------------------
 Management fees                               0.80%    0.80%    0.80%
 Distribution and service (12b-1) fees         0.35%    1.00%    1.00%
 Other expenses                                0.41%    0.39%    0.33%
---------------------------------------------------------------------------
                                                   ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.56%    2.19%    2.13%
 EXPENSE REDUCTION(e)                          0.01%    0.00%    0.00%
                                                   ------------------------
 NET OPERATING EXPENSES                        1.55%    2.19%    2.13%
---------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
------------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
    A         $699    $1,015    $1,352     $2,304
    B(+)      $722    $  985    $1,275     $2,364
    C         $316    $  667    $1,144     $2,462
------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
------------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
    A         $699    $1,015    $1,352     $2,304
    B(+)      $222    $  685    $1,175     $2,364
    C         $216    $  667    $1,144     $2,462
------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million..............................     0.80%
Over $500 million...............................    0.675%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   ClearBridge Advisors, LLC ("ClearBridge")
   620 Eighth Avenue
   New York, New York 10018

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $100 million................................  0.425%
Over $100 million up to $500 million..............   0.40%
Over $500 million.................................   0.35%

NOTE: The sub-advisory fees for this fund were recently changed.

Prior to January 1, 2008, the sub-adviser received the following compensation from TAM (expressed as a specified percentage of the fund's average daily net assets):

First $20 million..................................  0.30%
Over $20 million up to $100 million................  0.50%
Over $100 million up to $500 million...............  0.40%
Over $500 million..................................  0.35%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this fund since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this fund since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                                                   For the Period Ended
                                                                      October 31,(d)
                                          ----------------------------------------------------------------------
                                           2007           2006            2005            2004            2003
                                          -------        -------        --------        --------        --------
Net Asset Value, Beginning of
 Period                                    $18.18         $16.10          $14.80          $13.95          $10.34
Investment Operations:
 Net Investment Income (Loss)                0.07           0.09            0.06           (0.03)          (0.04)
 Net Realized and Unrealized Gain
   (Loss)                                    1.49           2.55            1.24            0.88            3.65
 Total Operations                            1.56           2.64            1.30            0.85            3.61
                                          ----------------------------------------------------------------------
Distributions:
 From Net Investment Income                 (0.06)         (0.01)              -(h)            -               -
 From Net Realized Gains                    (2.60)         (0.55)              -               -               -

Total Distributions                         (2.66)         (0.56)              -               -               -
Net Asset Value, End of Period             $17.08         $18.18          $16.10          $14.80          $13.95
                                          ======================================================================

Total Return(c)                              9.27%         16.74%           8.79%           6.09%          34.91%
Net Assets, End of Period (000's)         $49,938        $55,622        $173,929        $438,047        $271,958
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                    1.55%          1.55%           1.32%           1.33%           1.55%
   Total(f)                                  1.56%          1.57%           1.32%           1.33%           1.64%
 Net Investment Income (Loss) to
   Average Net Assets(a)                     0.42%          0.52%(i)        0.36%(i)       (0.17)%         (0.36)%
 Portfolio Turnover Rate(b)                    17%            25%             27%             25%             30%

                                                                    CLASS B
                                    ------------------------------------------------------------------------
                                                              For the Period Ended
                                                                 October 31,(d)
                                    ------------------------------------------------------------------------
                                      2007            2006            2005            2004            2003
                                    --------        --------        --------        --------        --------
Net Asset Value, Beginning of
 Period                               $17.24          $15.39          $14.27          $13.53          $10.08
Investment Operations:
 Net Investment Income (Loss)          (0.03)          (0.03)          (0.09)          (0.11)          (0.12)
 Net Realized and Unrealized Gain
   (Loss)                               1.40            2.43            1.21            0.85            3.57
 Total Operations                       1.37            2.40            1.12            0.74            3.45
                                    ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                -               -(h)            -               -               -
 From Net Realized Gains               (2.60)          (0.55)              -               -               -
Total Distributions                    (2.60)          (0.55)              -               -               -
Net Asset Value, End of Period        $16.01          $17.24          $15.39          $14.27          $13.53
                                    ========================================================================
Total Return(c)                         8.57%          15.97%           7.84%           5.48%          34.23%
Net Assets, End of Period (000's)    $88,268        $109,567        $123,494        $150,829        $158,147
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                               2.19%           2.20%           2.19%           1.97%           2.20%
   Total(f)                             2.19%           2.21%           2.19%           1.97%           2.29%
 Net Investment Income (Loss) to
   Average Net Assets(a)               (0.22)%         (0.17)%(i)      (0.58)%(i)      (0.80)%         (1.01)%
 Portfolio Turnover Rate(b)               17%             25%             27%             25%             30%

                                                                  CLASS C
                                    -------------------------------------------------------------------
                                                           For the Period Ended
                                                             October 31,(d,g)
                                    -------------------------------------------------------------------
                                      2007           2006           2005           2004           2003
                                    --------        -------        -------        -------        ------
Net Asset Value, Beginning of
 Period                               $17.25         $15.39         $14.26         $13.53        $10.26
Investment Operations:
 Net Investment Income (Loss)          (0.02)         (0.02)         (0.08)         (0.12)        (0.12)
 Net Realized and Unrealized Gain
   (Loss)                               1.41           2.43           1.21           0.85          3.39
 Total Operations                       1.39           2.41           1.13           0.73          3.27
                                    -------------------------------------------------------------------
Distributions:
 From Net Investment Income                -              -(h)           -              -             -
 From Net Realized Gains               (2.60)         (0.55)             -              -             -
Total Distributions                    (2.60)         (0.55)             -              -             -
Net Asset Value, End of Period        $16.04         $17.25         $15.39         $14.26        $13.53
                                    ===================================================================
Total Return(c)                         8.70%         16.04%          7.89%          5.43%        31.87%
Net Assets, End of Period (000's)    $35,568        $41,340        $49,909        $65,391        $2,547
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                               2.13%          2.15%          2.15%          1.99%         2.20%
   Total(f)                             2.13%          2.15%          2.15%          1.99%         2.29%
 Net Investment Income (Loss) to
   Average Net Assets(a)               (0.15)%        (0.12)%(i)     (0.53)%(i)     (0.83)%       (1.01)%
 Portfolio Turnover Rate(b)               17%            25%            27%            25%           30%

NOTES TO FINANCIAL HIGHLIGHTS

(a)   Annualized.
(b)   Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h)   Rounds to less than $(0.01) per share.
(i) Ratio of Net Investment Income (Loss) of Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Equity is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- EQUITY SECURITIES
TIM generally invests at least 80% of the fund's net assets in a diversified portfolio of domestic common stocks. TIM believes in long-term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

- shareholder-oriented management

- dominance in market share

- cost production advantages

- leading brands

- self-financed growth

- attractive reinvestment opportunities

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securi-ties is available in the Statement of Additional Information.
The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000(R) Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

2001                                                                            -17.53
2002                                                                            -23.39
2003                                                                             29.78
2004                                                                             14.07
2005                                                                             15.29
2006                                                                              8.56
2007                                                                             15.67

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          12.85%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (18.39)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                         LIFE OF
                                      1 YEAR   5 YEARS   FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                9.34%    15.17%      1.48%
---------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   9.34%    15.09%      1.44%
---------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                          6.07%    13.34%      1.26%
---------------------------------------------------------------------
  Class B                              9.71%    15.55%      1.45%
---------------------------------------------------------------------
  Class C                             13.78%    15.72%     15.73%
---------------------------------------------------------------------
  Class T                              6.30%       N/A     15.78%
---------------------------------------------------------------------
  Russell 1000(R) Growth Index
    (reflects no deduction for fees,
    expenses or taxes)                11.81%    12.10%    (2.99)%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002. Class T shares commenced operations on October 27, 2006.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                           A         B         C         T*
------------------------------------------------------------------------------
 Maximum sales charge (load) imposed
 on purchases (as a % of offering        5.50%      None      None     8.50%
 price)
------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or  None(a)   5.00%(b)  1.00%(c)    None
 redemption proceeds, whichever is
 lower)
------------------------------------------------------------------------------
 Redemption fee on shares held 5
 trading days or less (as a percentage   2.00%     2.00%     2.00%     2.00%
 of amount redeemed)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                   CLASS OF SHARES
                                                   ---------------
                                           A         B         C         T*
------------------------------------------------------------------------------
 Management fees                         0.71%     0.71%     0.71%     0.70%
 Distribution and service (12b-1) fees   0.35%     1.00%     1.00%     0.00%
 Other expenses                          0.34%     0.50%     0.36%     0.20%
------------------------------------------------------------------------------
                                           -------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES    1.40%     2.21%     2.07%     0.91%
 EXPENSE REDUCTION(E)                    0.00%     0.04%     0.00%     0.00%
                                           -------------------------------
 NET OPERATING EXPENSES                  1.40%     2.17%     2.07%     0.91%
------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.17%, excluding 12b-l fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17%, excluding 12b-1 fees and extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
(*) Not available to new investors.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $685      $  969     $1,274      $2,137
    B(+)       $720      $  987     $1,281      $2,336
    C          $310      $  649     $1,114      $2,400
    T          $935      $1,115     $1,311      $1,874
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $685      $  969     $1,274      $2,137
    B(+)       $220      $  687     $1,181      $2,336
    C          $210      $  649     $1,114      $2,400
    T          $935      $1,115     $1,311      $1,874
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million.................................   0.75%
Over $500 million up to $2.5 billion...............   0.70%
Over $2.5 billion..................................   0.65%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.71% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million.................................   0.35%
Over $500 million up to $2.5 billion...............   0.30%
Over $2.5 billion..................................   0.25%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA
Portfolio Manager (lead)

Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC
Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

EDWARD S. HAN
Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA
Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE
Portfolio Manager (co)

Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                            CLASS A
                                          ---------------------------------------------------------------------------
                                                                     For the Period Ended
                                                                        October 31,(d)
                                          ---------------------------------------------------------------------------
                                            2007            2006            2005             2004             2003
                                          --------        --------        ---------        ---------        ---------
Net Asset Value, Beginning of
 Period                                      $9.83           $8.87            $7.44            $6.86            $5.52
Investment Operations:
 Net Investment Income (Loss)                (0.05)          (0.07)           (0.02)           (0.07)           (0.05)
 Net Realized and Unrealized Gain
   (Loss)                                     2.29            1.11             1.58             0.65             1.39
   Total Operations                           2.24            1.04             1.56             0.58             1.34
                                          ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                      -               -                -                -                -
 From Net Realized Gains                         -           (0.08)           (0.13)               -                -
   Total Distributions                           -           (0.08)           (0.13)               -                -
Net Asset Value, End of Period              $12.07           $9.83            $8.87            $7.44            $6.86
                                          ===========================================================================

Total Return(c)                              22.79%          11.71%           21.16%            8.45%           24.28%
Net Assets, End of Period (000's)         $532,251        $500,483         $301,635         $176,851          $56,618
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                     1.40%           1.51%            1.36%            1.50%            1.56%
   Total(f)                                   1.40%           1.51%            1.36%            1.50%            1.56%
 Net Investment Income (Loss) to
   Average Net Assets(a)                     (0.48)%         (0.70)%(i)       (0.27)%(i)       (0.90)%          (0.87)%
 Portfolio Turnover Rate(b)                     62%             19%              39%              97%              55%

                                                                     CLASS B
                                    -------------------------------------------------------------------------
                                                              For the Period Ended
                                                                 October 31,(d)
                                    -------------------------------------------------------------------------
                                      2007            2006             2005            2004            2003
                                    --------        ---------        --------        --------        --------
Net Asset Value, Beginning of
 Period                                $9.35            $8.49           $7.19           $6.68           $5.40
Investment Operations:
 Net Investment Income (Loss)          (0.12)           (0.12)          (0.08)          (0.11)          (0.09)
 Net Realized and Unrealized Gain
   (Loss)                               2.16             1.06            1.51            0.62            1.37
   Total Operations                     2.04             0.94            1.43            0.51            1.28
                                    -------------------------------------------------------------------------
Distributions:
 From Net Investment Income                -                -               -               -               -
 From Net Realized Gains                   -            (0.08)          (0.13)              -               -
   Total Distributions                     -            (0.08)          (0.13)              -               -
Net Asset Value, End of Period        $11.39            $9.35           $8.49           $7.19           $6.68
                                    =========================================================================
Total Return(c)                        21.82%           11.06%          20.03%           7.68%          23.70%
Net Assets, End of Period (000's)   $191,007         $222,144         $49,865         $47,928          $4,613
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                               2.17%            2.17%           2.18%           2.20%           2.21%
   Total(f)                             2.21%            2.34%           2.61%           2.72%           2.21%
 Net Investment Income (Loss) to
   Average Net Assets(a)               (1.25)%          (1.34)%(i)      (0.99)%(i)      (1.62)%         (1.52)%
 Portfolio Turnover Rate(b)               62%              19%             39%             97%             55%

                                                                     CLASS C
                                    -------------------------------------------------------------------------
                                                              For the Period Ended
                                                                October 31,(d,g)
                                    -------------------------------------------------------------------------
                                      2007            2006             2005            2004            2003
                                    --------        ---------        --------        --------        --------
Net Asset Value, Beginning of
 Period                                $9.37            $8.50           $7.20           $6.68           $5.30
Investment Operations:
 Net Investment Income (Loss)          (0.11)           (0.12)          (0.08)          (0.11)          (0.09)
 Net Realized and Unrealized Gain
   (Loss)                               2.16             1.07            1.51            0.63            1.47
   Total Operations                     2.05             0.95            1.43            0.52            1.38
                                    -------------------------------------------------------------------------
Distributions:
 From Net Investment Income                -                -               -               -               -
 From Net Realized Gains                   -            (0.08)          (0.13)              -               -
   Total Distributions                     -            (0.08)          (0.13)              -               -
Net Asset Value, End of Period        $11.42            $9.37           $8.50           $7.20           $6.68
                                    =========================================================================
Total Return(c)                        21.88%           11.16%          20.05%           7.78%          26.04%
Net Assets, End of Period (000's)   $101,226          $97,047         $23,656         $21,808          $1,435
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                               2.07%            2.10%           2.18%           2.20%           2.21%
   Total(f)                             2.07%            2.10%           2.31%           2.55%           2.21%
 Net Investment Income (Loss) to
   Average Net Assets(a)               (1.15)%          (1.27)%(i)      (1.00)%(i)      (1.63)%         (1.52)%
 Portfolio Turnover Rate(b)               62%              19%             39%             97%             55%

                                             CLASS T
                                    -------------------------
                                      For the Period Ended
                                        October 31,(d,g)
                                    -------------------------
                                      2007            2006
                                    --------        ---------
Net Asset Value, Beginning of
 Period                               $27.18           $27.10
Investment Operations:
 Net Investment Income (Loss)              -(h)             -(h)
 Net Realized and Unrealized Gain
   (Loss)                               6.35             0.08
   Total Operations                     6.35             0.08
                                    -------------------------
Distributions:
 From Net Investment Income                -                -
 From Net Realized Gains                   -                -
   Total Distributions                     -                -
Net Asset Value, End of Period        $33.53           $27.18
                                    =========================
Total Return(c)                        23.36%            0.30%
Net Assets, End of Period (000's)   $183,495         $195,420
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                               0.91%            0.84%
   Total(f)                             0.91%            0.84%
 Net Investment Income (Loss) to
   Average Net Assets(a)                0.01%           (0.21)%(i)
 Portfolio Turnover Rate(b)               62%              19%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002. The inception date for the fund's offering of Class T shares was October 27, 2006.
(h)  Rounds to less than $(0.01).
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, Class C and Class T, respectively.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Growth Opportunities is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell Midcap(R) Growth Index, a widely recognized unmanaged index of market performance which measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values). The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2001                                                                            -17.69
2002                                                                            -13.69
2003                                                                             30.61
2004                                                                             14.77
2005                                                                             15.38
2006                                                                              3.88
2007                                                                             22.05

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          23.35%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (34.23)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                          LIFE OF
                                       1 YEAR   5 YEARS   FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes                15.33%   15.68%    (0.15)%
---------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   15.33%   15.68%    (0.15)%
---------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                           9.96%   13.82%    (0.12)%
---------------------------------------------------------------------
  Class B                              16.36%   15.99%    (0.22)%
---------------------------------------------------------------------
  Class C                              20.43%   16.17%     15.89%
---------------------------------------------------------------------
  Russell Midcap(R) Growth Index
  (reflects no deduction for fees,
  expenses or taxes)                   11.43%   17.90%    (0.48)%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

    returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A          B          C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%       None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%      2.00%      2.00%
 or less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A          B          C
-----------------------------------------------------------------------------
 Management fees                                0.79%      0.79%      0.79%
 Distribution and service (12b-1) fees          0.35%      1.00%      1.00%
 Other expenses                                 0.63%      0.66%      0.57%
-----------------------------------------------------------------------------
                                                  ------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.77%      2.45%      2.36%
 EXPENSE REDUCTION(e)                           0.02%      0.05%      0.00%
                                                  ------------------------
 NET OPERATING EXPENSES                         1.75%      2.40%      2.36%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.40%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40%, excluding 12b-1 fees and extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,075     $1,455      $2,518
    B(+)       $743      $1,059     $1,401      $2,615
    C          $339      $  736     $1,260      $2,696
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $718      $1,075     $1,455      $2,518
    B(+)       $243      $  759     $1,301      $2,615
    C          $239      $  736     $1,260      $2,696
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.75%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $100 million...............................    0.40%
Over $100 million................................    0.35%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

EDWARD S. HAN
Portfolio Manager (co-lead)

Edward S. Han is Principal and Portfolio Manager at TIM). Mr. Han is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA
Portfolio Manager (co-lead)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                           For the Period Ended
                                                                              October 31,(d)
                                                  ----------------------------------------------------------------------
                                                   2007           2006            2005            2004            2003
                                                  -------        -------        --------        --------        --------
Net Asset Value, Beginning of Period                $8.36          $7.85           $6.61           $5.95           $4.81
Investment Operations:
 Net Investment Income (Loss)                       (0.09)         (0.07)          (0.02)          (0.03)          (0.06)
 Net Realized and Unrealized Gain (Loss)             3.13           0.58            1.26            0.69            1.20
   Total Operations                                  3.04           0.51            1.24            0.66            1.14
                                                  ----------------------------------------------------------------------
Distributions:
 From Net Investment Income                             -              -               -               -               -
 From Net Realized Gains                                -              -               -               -               -
   Total Distributions                                  -              -               -               -               -
Net Asset Value, End of Period                     $11.40          $8.36           $7.85           $6.61           $5.95
                                                  ======================================================================

Total Return(c)                                     36.20%          6.62%          18.76%          11.09%          23.70%
Net Assets, End of Period (000's)                 $64,825        $56,588        $256,559        $230,633        $147,340
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                            1.75%          1.72%           1.41%           1.43%           1.75%
   Total(f)                                          1.77%          1.72%           1.41%           1.43%           2.21%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                    (1.00)%        (0.89)%(h)      (0.30)%(h)      (0.47)%         (1.11)%
 Portfolio Turnover Rate(b)                            85%            59%             34%             43%             97%

                                                                          CLASS B
                                            -------------------------------------------------------------------
                                                                   For the Period Ended
                                                                      October 31,(d)
                                            -------------------------------------------------------------------
                                             2007           2006           2005           2004           2003
                                            -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period          $7.92          $7.48          $6.37          $5.79          $4.70
Investment Operations:
 Net Investment Income (Loss)                 (0.14)         (0.13)         (0.09)         (0.09)         (0.09)
 Net Realized and Unrealized Gain (Loss)       2.94           0.57           1.20           0.67           1.18
   Total Operations                            2.80           0.44           1.11           0.58           1.09
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                       -              -              -              -              -
 From Net Realized Gains                          -              -              -              -              -
   Total Distributions                            -              -              -              -              -
Net Asset Value, End of Period               $10.72          $7.92          $7.48          $6.37          $5.79
                                            ===================================================================
Total Return(c)                               35.35%          5.88%         17.43%         10.02%         23.19%
Net Assets, End of Period (000's)           $65,123        $66,098        $74,589        $77,869        $52,492
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.40%          2.40%          2.40%          2.40%          2.41%
   Total(f)                                    2.45%          2.46%          2.61%          2.64%          2.87%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              (1.66)%        (1.57)%(h)     (1.29)%(h)     (1.44)%        (1.76)%
 Portfolio Turnover Rate(b)                      85%            59%            34%            43%            97%

                                                                                 CLASS C
                                            ----------------------------------------------------------------------------------
                                                                           For the Period Ended
                                                                             October 31,(d,g)
                                            ----------------------------------------------------------------------------------
                                             2007           2006             2005               2004                 2003
                                            -------        -------        -----------        -----------        --------------
Net Asset Value, Beginning of Period          $7.94          $7.49            $6.38              $5.79               $4.62
Investment Operations:
 Net Investment Income (Loss)                 (0.14)         (0.12)           (0.09)             (0.10)              (0.09)
 Net Realized and Unrealized Gain (Loss)       2.94           0.57             1.20               0.69                1.26
   Total Operations                            2.80           0.45             1.11               0.59                1.17
                                            ----------------------------------------------------------------------------------
Distributions:
 From Net Investment Income                       -              -                -                  -                   -
 From Net Realized Gains                          -              -                -                  -                   -
   Total Distributions                            -              -                -                  -                   -
Net Asset Value, End of Period               $10.74          $7.94            $7.49              $6.38               $5.79
                                            ==================================================================================
Total Return(c)                               35.26%          6.01%           17.40%             10.19%              25.32%
Net Assets, End of Period (000's)           $22,656        $21,688          $25,432            $28,103                $483
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.36%          2.38%            2.40%              2.40%               2.42%
   Total(f)                                    2.36%          2.38%            2.54%              2.65%               2.89%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              (1.61)%        (1.54)%(h)       (1.29)%(h)         (1.58)%             (1.78)%
 Portfolio Turnover Rate(b)                      85%            59%              34%                43%                 97%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Small/Mid Cap Value is to seek to maximize total return.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small- and mid-cap equity securities of domestic companies. The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of the Prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each months. In addition, investors should note that the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500(R) Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2002                                                                            -15.61
2003                                                                             50.35
2004                                                                             23.55
2005                                                                             11.45
2006                                                                             14.21
2007                                                                             22.51

------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          30.88%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (26.15)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

----------------------------------------------------------------------
                                                           LIFE OF
                                        1 YEAR   5 YEARS   FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes                 15.77%   22.30%    15.05%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                    11.01%   20.16%    13.55%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                           11.32%   18.65%    12.56%
----------------------------------------------------------------------
  Class B                               16.69%   22.78%    15.22%
----------------------------------------------------------------------
  Class C                               20.76%   22.86%    22.90%
----------------------------------------------------------------------
  Russell 2500(R) Value Index
  (reflects no deduction for fees,
  expenses or taxes)                    (7.27)%  16.17%    11.89%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) This fund commenced operations on April 2, 2001. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B         C
---------------------------------------------------------------------------
 Maximum sales charge (load) imposed on          5.50%    None       None
 purchases (as a % of offering price)
---------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption     None(a)  5.00%(b)  1.00%(c)
 proceeds, whichever is lower)
---------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days    2.00%    2.00%     2.00%
 or less (as a percentage of amount redeemed)
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B         C
---------------------------------------------------------------------------
 Management fees                                 0.79%    0.79%     0.79%
 Distribution and service                        0.35%    1.00%     1.00%
 (12b-1) fees
 Other expenses                                  0.27%    0.28%     0.25%
---------------------------------------------------------------------------
                                                    -----------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES            1.41%    2.07%     2.04%
 EXPENSE REDUCTION(e)                            0.00%    0.00%     0.00%
                                                    -----------------------
 NET OPERATING EXPENSES                          1.41%    2.07%     2.04%
---------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.40%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized fund operating expenses are less than 1.40% excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
  IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $686       $972      $1,279      $2,148
    B(+)       $710       $949      $1,214      $2,231
    C          $307       $640      $1,098      $2,369
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $686       $972      $1,279      $2,148
    B(+)       $210       $649      $1,114      $2,231
    C          $207       $640      $1,098      $2,369
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $500 million...............................    0.80%
Over $500 million................................    0.75%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million..............................    0.375%
Over $500 million...............................    0.325%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA
Portfolio Manager (lead)

Michelle E. Stevens is Principal, Portfolio Manager, and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail Separately Managed Accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                           For the Period Ended
                                                                              October 31,(d)
                                                  ----------------------------------------------------------------------
                                                   2007           2006            2005            2004            2003
                                                  -------        -------        --------        --------        --------
Net Asset Value, Beginning of Period               $17.78         $16.69          $14.32          $12.94           $9.09
Investment Operations:
 Net Investment Income (Loss)                        0.14           0.28(j)         0.03            0.04           (0.11)
 Net Realized and Unrealized Gain (Loss)             6.30           1.96(j)         2.85            2.56            3.96
   Total Operations                                  6.44           2.24            2.88            2.60            3.85
                                                  ----------------------------------------------------------------------
Distributions:
 From Net Investment Income                         (0.13)         (0.03)          (0.09)              -               -
 From Net Realized Gains                            (0.31)         (1.12)          (0.42)          (1.22)              -
   Total Distributions                              (0.44)         (1.15)          (0.51)          (1.22)              -
Net Asset Value, End of Period                     $23.78         $17.78          $16.69          $14.32          $12.94
                                                  ======================================================================

Total Return(c)                                     36.99%         13.97%          20.41%          20.61%          42.35%
Net Assets End of Period (000's)                  $96,667        $47,014        $386,346        $334,763        $149,557
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                            1.41%          1.39%           1.24%           1.32%           1.73%
   Total(f)                                          1.41%          1.39%           1.24%           1.32%           1.73%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                     0.71%          1.61%(ij)       0.20%(i)        0.31%          (1.04)%
   Portfolio Turnover Rate(b)                          22%            21%             42%             81%             55%

                                                                          CLASS B
                                            -------------------------------------------------------------------
                                                                   For the Period Ended
                                                                      October 31,(d)
                                            -------------------------------------------------------------------
                                             2007           2006           2005           2004           2003
                                            -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period         $17.12         $16.21         $13.97         $12.73          $8.98
Investment Operations:
 Net Investment Income (Loss)                  0.02          (0.01)(j)      (0.11)         (0.06)         (0.17)
 Net Realized and Unrealized Gain (Loss)       6.06           2.07(j)        2.77           2.52           3.92
   Total Operations                            6.08           2.06           2.66           2.46           3.75
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                       -          (0.03)             -              -              -
 From Net Realized Gains                      (0.31)         (1.12)         (0.42)         (1.22)             -
   Total Distributions                        (0.31)         (1.15)         (0.42)         (1.22)             -
Net Asset Value, End of Period               $22.89         $17.12         $16.21         $13.97         $12.73
                                            ===================================================================
Total Return(c)                               36.09%         13.21%         19.30%         19.85%         41.76%
Net Assets End of Period (000's)            $53,285        $47,007        $46,410        $40,477        $33,196
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.07%          2.10%          2.14%          1.97%          2.38%
   Total(f)                                    2.07%          2.10%          2.14%          1.97%          2.38%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.12%         (0.06)%(ij)    (0.70)%(i)     (0.43)%        (1.69)%
   Portfolio Turnover Rate(b)                    22%            21%            42%            81%            55%

                                                                          CLASS C
                                            -------------------------------------------------------------------
                                                                   For the Period Ended
                                                                     October 31,(d,g)
                                            -------------------------------------------------------------------
                                             2007           2006           2005           2004           2003
                                            -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period         $17.09         $16.18         $13.96         $12.73          $9.01
Investment Operations:
 Net Investment Income (Loss)                  0.02              -(hj)      (0.12)         (0.01)         (0.18)
 Net Realized and Unrealized Gain (Loss)       6.05           2.06(j)        2.77           2.46           3.90
   Total Operations                            6.07           2.06           2.65           2.45           3.72
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.04)         (0.03)         (0.01)             -              -
 From Net Realized Gains                      (0.31)         (1.12)         (0.42)         (1.22)             -
   Total Distributions                        (0.35)         (1.15)         (0.43)         (1.22)             -
Net Asset Value, End of Period               $22.81         $17.09         $16.18         $13.96         $12.73
                                            ===================================================================
Total Return(c)                               36.16%         13.23%         19.22%         19.78%         41.29%
Net Assets End of Period (000's)            $63,856        $29,105        $21,532        $19,678         $1,995
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.04%          2.08%          2.20%          2.07%          2.38%
   Total(f)                                    2.04%          2.08%          2.20%          2.07%          2.38%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.10%         (0.03)%(ij)    (0.76)%(i)     (0.02)%        (1.69)%
   Portfolio Turnover Rate(b)                    22%            21%            42%            81%            55%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h)  Rounds to less than ($0.01).
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01%.
(j) For the year ended October 31, 2006, Net Investment Income (Loss), Net Realized and Unrealized Gains (Loss) to Average Net Assets are inclusive of adjustments to dividend income resulting from differences between estimated and actual amounts for REIT investments. The adjustments for all classes include an increase of $.02 and a decrease of $.02 to Net Investment Income
     (Loss) and Net Realized and Unrealized Gains (Loss), respectively. The ratio of Net Investment Income (Loss) to Average Net Assets was increased by .09%.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing principally in:

- convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.


- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principal value caused by changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch All U.S. Convertibles Securities Index ("MLAUSC Index"), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR CHART)

2003                                                                             24.45
2004                                                                             13.63
2005                                                                              4.06
2006                                                                             10.62
2007                                                                             17.15

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003         11.89%
------------------------------------------------------------
  Worst Quarter:                3/31/2005         (4.18)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-----------------------------------------------------------------------
                                                            LIFE OF
                                         1 YEAR   5 YEARS   FUND(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes                  11.58%   12.69%    10.11%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                      2.58%    9.47%     7.30%
-----------------------------------------------------------------------
    Return after taxes on distributions
    and sale of fund shares(3)            7.52%    9.23%     7.19%
-----------------------------------------------------------------------
  Class B                                11.85%   12.86%    10.27%
-----------------------------------------------------------------------
  Class C                                15.45%   12.95%    13.04%
-----------------------------------------------------------------------
  MLAUSC Index (reflects no deduction
  for fees, expenses or taxes)            4.55%   10.67%     8.24%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       4.75%       None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  None(a)    5.00%(b)    1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%       2.00%       2.00%
 redeemed)
-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Management fees                              0.75%       0.75%       0.75%
 Distribution and service (12b-1) fees        0.35%       1.00%       1.00%
 Other expenses                               0.23%       0.24%       0.19%
-----------------------------------------------------------------------------
                                                --------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.33%       1.99%       1.94%
 EXPENSE REDUCTION(E)                         0.00%       0.00%       0.00%
                                                --------------------------
 NET OPERATING EXPENSES                       1.33%       1.99%       1.94%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.35%, excluding 12b-l fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%, excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $604       $876      $1,169      $2,000
    B(+)       $702       $924      $1,173      $2,147
    C          $297       $609      $1,047      $2,264
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $604       $876      $1,169      $2,000
    B(+)       $202       $624      $1,073      $2,147
    C          $197       $609      $1,047      $2,264
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million................................   0.75%
Over $250 million.................................   0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.75% of the fund's average daily net assets.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.35% of the fund's average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

KIRK J. KIM
Portfolio Manager (lead)

Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Convertible Securities and Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                 CLASS A
                                            --------------------------------------------------
                                                           For the Period Ended
                                                              October 31,(d)
                                            --------------------------------------------------
                                             2007       2006       2005       2004      2003
                                            -------   --------   --------   --------   -------
Net Asset Value, Beginning of Period         $12.76     $11.56     $11.00     $11.32     $9.39
Investment Operations:
 Net Investment Income (Loss)                  0.10       0.07       0.20       0.21      0.24
 Net Realized and Unrealized Gain (Loss)       3.22       1.33       0.81       0.56      1.92
   Total Operations                            3.32       1.40       1.01       0.77      2.16
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                   (0.11)     (0.07)     (0.20)     (0.22)    (0.23)
 From Net Realized Gains                      (0.67)     (0.13)     (0.25)     (0.87)        -
   Total Distributions                        (0.78)     (0.20)     (0.45)     (1.09)    (0.23)
Net Asset Value, End of Period               $15.30     $12.76     $11.56     $11.00    $11.32
                                            ==================================================

Total Return(c)                               27.41%     12.15%      9.24%      7.06%    23.49%
Net Assets, End of Period (000's)           $11,276     $6,350   $209,374   $188,049   $175,175
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.33%      1.25%      1.17%      1.20%     1.33%
   Total(f)                                    1.33%      1.25%      1.17%      1.20%     1.33%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.75%      0.59%      1.74%      1.83%     2.27%
 Portfolio Turnover Rate(b)                      92%        69%        87%       157%      119%

                                                                 CLASS B
                                            --------------------------------------------------
                                                           For the Period Ended
                                                              October 31,(d)
                                            --------------------------------------------------
                                             2007         2006       2005      2004      2003
                                            -------      ------     ------    ------    ------
Net Asset Value, Beginning of Period         $12.71      $11.54     $11.00    $11.31     $9.38
Investment Operations:
 Net Investment Income (Loss)                  0.01           -(h)    0.09      0.14      0.17
 Net Realized and Unrealized Gain (Loss)       3.21        1.32       0.80      0.57      1.93
   Total Operations                            3.22        1.32       0.89      0.71      2.10
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                   (0.04)      (0.02)     (0.10)    (0.15)    (0.17)
 From Net Realized Gains                      (0.67)      (0.13)     (0.25)    (0.87)        -
   Total Distributions                        (0.71)      (0.15)     (0.35)    (1.02)    (0.17)
Net Asset Value, End of Period               $15.22      $12.71     $11.54    $11.00    $11.31
                                            ==================================================
Total Return(c)                               26.54%      11.47%      8.09%     6.52%    22.58%
Net Assets, End of Period (000's)            $6,533      $6,651     $6,656    $6,379    $6,508
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.99%       1.99%      2.15%     1.79%     1.98%
   Total(f)                                    1.99%       1.99%      2.15%     1.79%     1.98%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.10%          -%(j)   0.76%(j)   1.24%    1.62%
 Portfolio Turnover Rate(b)                      92%         69%        87%      157%      119%

                                                                 CLASS C
                                            --------------------------------------------------
                                                           For the Period Ended
                                                             October 31,(d,g)
                                            --------------------------------------------------
                                             2007        2006       2005       2004      2003
                                            -------     ------     ------     ------    ------
Net Asset Value, Beginning of Period         $12.66     $11.50     $10.97     $11.31     $9.36
Investment Operations:
 Net Investment Income (Loss)                  0.02          -i      0.08       0.11      0.17
 Net Realized and Unrealized Gain (Loss)       3.20       1.31       0.82       0.57      1.95
   Total Operations                            3.22       1.31       0.90       0.68      2.12
                                            --------------------------------------------------
Distributions:
 From Net Investment Income                   (0.04)     (0.02)     (0.12)     (0.15)    (0.17)
 From Net Realized Gains                      (0.67)     (0.13)     (0.25)     (0.87)        -
   Total Distributions                        (0.71)     (0.15)     (0.37)     (1.02)    (0.17)
Net Asset Value, End of Period               $15.17     $12.66     $11.50     $10.97    $11.31
                                            ==================================================
Total Return(c)                               26.69%     11.44%      8.17%      6.33%    22.84%
Net Assets, End of Period (000's)            $3,598      3,551     $4,465     $5,204    $5,048
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.94%      1.94%      2.16%      2.05%     1.98%
   Total(f)                                    1.94%      1.94%      2.16%      2.05%     1.98%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.15%      0.02%(j)   0.73%(j)   0.98%     1.62%
 Portfolio Turnover Rate(b)                      92%        69%        87%       157%      119%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C share was November 11, 2002.
(h) Rounds to less than $(0.01).
(i) Rounds to less than $0.01.
(j) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Science & Technology is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research-driven approach to investing in growth stocks. The fund generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
----------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the fund may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

- HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

2001                                                                            -34.36
2002                                                                            -39.42
2003                                                                             48.81
2004                                                                              7.47
2005                                                                              1.35
2006                                                                              0.25
2007                                                                             32.11

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2001          35.04%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (34.51)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------------
                                                                LIFE OF
                                       1 YEAR      5 YEARS      FUND(2)
-------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------
    Return before taxes                 24.94%      15.17%      (8.59)%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                    23.47%      14.79%      (8.79)%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                           16.20%      13.15%      (7.03)%
-------------------------------------------------------------------------
  Class B                               26.19%      15.63%      (8.60)%
-------------------------------------------------------------------------
  Class C                               30.27%      15.70%       15.33%
-------------------------------------------------------------------------
  Dow Jones US Technology Index
    (reflects no deduction for fees,
    expenses, or taxes)                 15.72%      15.13%      (8.93)%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on July 14, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
NOTE: Prior to August 1, 2006, a different sub-adviser managed this fund, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%       None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)    5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%      2.00%      2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Management fees                               0.78%      0.78%      0.78%
 Distribution and service (12b-1) fees         0.35%      1.00%      1.00%
 Other expenses                                0.64%      0.75%      0.58%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.77%      2.53%      2.36%
 EXPENSE REDUCTION(E)                          0.24%      0.35%      0.18%
                                               ---------------------------
 NET OPERATING EXPENSES                        1.53%      2.18%      2.18%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (CDSC) for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.18%, excluding 12b-l fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18%, excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $697      $1,054     $1,435      $2,501
    B(+)       $721      $1,054     $1,414      $2,653
    C          $321      $  719     $1,244      $2,682
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $697      $1,054     $1,435      $2,501
    B(+)       $221      $  754     $1,314      $2,653
    C          $221      $  719     $1,244      $2,682
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

ALL AVERAGE DAILY NET ASSETS
First $500 million...............................    0.78%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.78% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.35%
Over $250 million up to $500 million.............    0.30%
Over $500 million................................    0.25%

PORTFOLIO MANAGERS:

KIRK J. KIM
Portfolio Manager (lead)

Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Convertible Securities and Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA
Portfolio Manager (co)

Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE
Portfolio Manager (co)

Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Science & Technology, and Transamerica Balanced (Equity). Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

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TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

JOSHUA D. SHASKAN, CFA
Portfolio Manager (co)

Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                CLASS A
                                                  --------------------------------------------------------------------
                                                                          For the Period Ended
                                                                             October 31,(d)
                                                  --------------------------------------------------------------------
                                                   2007           2006           2005            2004           2003
                                                  -------        -------        -------        --------        -------
Net Asset Value, Beginning of Period                $3.91          $3.82          $3.80           $3.61          $2.56
Investment Operations:
 Net Investment Income (Loss)                       (0.05)         (0.03)          0.03           (0.04)         (0.04)
 Net Realized and Unrealized Gain (Loss)             1.81           0.18           0.02            0.23           1.09
   Total Operations                                  1.76           0.15           0.05            0.19           1.05
                                                  --------------------------------------------------------------------
Distributions:
 From Net Investment Income                             -              -          (0.03)              -              -
 From Net Realized Gains                                -          (0.06)             -               -              -
   Total Distributions                                  -          (0.06)         (0.03)              -              -
Net Asset Value, End of Period                      $5.67          $3.91          $3.82           $3.80          $3.61
                                                  ====================================================================

Total Return(c)                                     45.01%          3.78%          1.23%           5.26%         41.02%
Net Assets, End of Period (000's)                  $7,874         $5,616        $65,423        $119,985        $78,289
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(j)                                            1.53%(j)       1.53%          1.32%           1.36%          1.55%
   Total(f)                                          1.77%(k)       1.67%          1.32%           1.36%          1.90%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                    (1.03)%        (0.72)%(i)      0.63%(i)       (1.12)%        (1.23)%
 Portfolio Turnover Rate(b)                            66%            94%            73%             41%            24%

                                                                           CLASS B
                                            ---------------------------------------------------------------------
                                                                    For the Period Ended
                                                                       October 31,(d)
                                            ---------------------------------------------------------------------
                                             2007           2006           2005            2004            2003
                                            -------        -------        -------        --------        --------
Net Asset Value, Beginning of Period          $3.74          $3.68          $3.68           $3.51           $2.50
Investment Operations:
 Net Investment Income (Loss)                 (0.07)         (0.06)         (0.02)          (0.06)          (0.06)
 Net Realized and Unrealized Gain (Loss)       1.73           0.18           0.02            0.23            1.07
   Total Operations                            1.66           0.12              -            0.17            1.01
                                            ---------------------------------------------------------------------
Distributions:
 From Net Investment Income                       -              -              -               -               -
 From Net Realized Gains                          -          (0.06)             -               -               -
   Total Distributions                            -          (0.06)             -               -               -
Net Asset Value, End of Period                $5.40          $3.74          $3.68           $3.68           $3.51
                                            =====================================================================
Total Return(c)                               44.39%          3.10%          0.00%(h)        4.84%          40.40%
Net Assets, End of Period (000's)            $4,913         $4,208         $5,316          $6,874          $7,864
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(j)                                      2.18%(l)       2.18%          2.20%           1.91%           2.20%
   Total(f)                                    2.53%          2.57%          2.68%           1.91%           2.55%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              (1.67)%        (1.58)%(i)     (0.58)%(i)      (1.68)%         (1.88)%
 Portfolio Turnover Rate(b)                      66%            94%            73%             41%             24%

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                       For the Period Ended
                                                                         October 31,(d,g)
                                            ---------------------------------------------------------------------------
                                              2007           2006           2005           2004               2003
                                            --------        -------        -------        -------        --------------
Net Asset Value, Beginning of Period           $3.73          $3.67          $3.67          $3.51             $2.45
Investment Operations:
 Net Investment Income (Loss)                  (0.07)         (0.06)         (0.02)         (0.07)            (0.06)
 Net Realized and Unrealized Gain (Loss)        1.73           0.18           0.02           0.23              1.12
   Total Operations                             1.66           0.12              -           0.16              1.06
                                            ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                        -              -              -              -                 -
 From Net Realized Gains                           -          (0.06)             -              -                 -
   Total Distributions                             -          (0.06)             -              -                 -
Net Asset Value, End of Period                 $5.39          $3.73          $3.67          $3.67             $3.51
                                            ===========================================================================
Total Return(c)                                44.50%          3.11%          0.00%(h)       4.56%            43.27%
Net Assets, End of Period (000's)             $2,799         $2,045         $2,779         $4,089              $739
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(j)                                       2.18%(m)       2.18%          2.20%          2.20%             2.20%
   Total(f)                                     2.36%          2.35%          2.65%          2.60%             2.55%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               (1.63)%        (1.57)%(i)     (0.51)%(i)     (1.94)%           (1.88)%
 Portfolio Turnover Rate(b)                       66%            94%            73%            41%               24%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
     Total Return has been calculated for the applicable periods without deduction of a sales load, if any, on an initial
(c)  purchase. Not annualized.
     Per share information is calculated based on average number
(d)  of shares outstanding.
     Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if
(e)  any.
     Ratio of Total Expenses to Average Net Assets includes all
(f)  expenses before fee waivers, reimbursements.
     The inception date for the fund's offering of Class C shares
(g)  was November 11, 2002.
(h)  Rounds to less than 0.01%.
     Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and
(i)  Class C, respectively.
     Ratio has been revised from 1.55% as previously reported in
(j)  the October 31, 2007 Annual Report.
     Ratio has been revised from 1.78% as previously reported in
(k)  the October 31, 2007 Annual Report.
     Ratio has been revised from 2.19% as previously reported in
(l)  the October 31, 2007 Annual Report.
     Ratio has been revised from 2.15% as previously reported in
(m)  the October 31, 2007 Annual Report.

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Templeton Global is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

- DOMESTIC PORTFOLIO
The fund will invest, under normal circumstances, at least 80% of the fund's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in equity securities. TIM believes in long-term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

- INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

- are organized under the laws of, or with principal offices in, another country

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- DERIVATIVES

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- SMALLER COMPANIES
Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the MSCIW Index, a market capitalization-weighted benchmark index made up of equities from 23 countries including the U.S. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(BAR CHART)

1998                                                                             24.85
1999                                                                             63.31
2000                                                                            -17.72
2001                                                                            -23.53
2002                                                                            -27.00
2003                                                                             22.58
2004                                                                              6.65
2005                                                                              6.12
2006                                                                             17.93
2007                                                                             14.23

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1999          43.29%
------------------------------------------------------------
  Worst Quarter:                9/30/2001         (20.96)%
------------------------------------------------------------

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------------
                                                          10 YEARS OR
                                                            LIFE OF
                                       1 YEAR   5 YEARS    CLASS(2)
-------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------
    Return before taxes                 7.95%   12.05%        5.16%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                    7.59%   11.90%        4.90%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                           5.17%   10.49%        4.44%
-------------------------------------------------------------------------
  Class B                               8.51%   12.46%        5.22%
-------------------------------------------------------------------------
  Class C                              12.53%   12.56%       12.02%
-------------------------------------------------------------------------
  MSCIW Index (reflects no deduction
  for fees, expenses or taxes)          9.57%   17.53%        7.45%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class C commenced operations on November 11, 2002. Returns for Class C are from the date of inception of the class.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to May 29, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. In addition, prior to August 1, 2006, another sub-adviser served as co-investment sub-adviser to the fund and managed the fund's domestic equity component. Prior to October 27, 2006, the fund employed a different investment program for the fund's domestic equity component. The performance set forth prior to these dates is attributable to the previous sub-advisers.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         5.50%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days   2.00%     2.00%      2.00%
 or less (as a percentage of amount redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees          0.35%     1.00%      1.00%
 Other expenses                                 0.48%     0.59%      0.51%
----------------------------------------------------------------------------
                                                 -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.63%     2.39%      2.31%
 EXPENSE REDUCTION(e)                           0.08%     0.19%      0.11%
                                                 -------------------------
 NET OPERATING EXPENSES                         1.55%     2.20%      2.20%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,029     $1,381      $2,370
    B(+)       $723      $1,027     $1,358      $2,523
    C          $323      $  711     $1,225      $2,637

---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,029     $1,381      $2,370
    B(+)       $223      $  727     $1,258      $2,523
    C          $223      $  711     $1,225      $2,637
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after you purchase them.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

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--------------------------------------------------------------------------------

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISERS:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

   Templeton Investment Counsel, LLC ("Templeton")
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:

TIM receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million...............................    0.35%
Over $500 million................................    0.30%

Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages as follows:

First $500 million..............................      0.40%
Over $500 million up to $1.5 billion............     0.375%
Over $1.5 billion...............................      0.35%

TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA
Portfolio Manager (co)

Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                  CLASS A
                                                  ------------------------------------------------------------------------
                                                                            For the Period Ended
                                                                               October 31,(d)
                                                  ------------------------------------------------------------------------
                                                    2007            2006            2005            2004            2003
                                                  --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period                $29.28          $24.68          $22.57          $21.41          $19.06
Investment Operations:
 Net Investment Income (Loss)                         0.19            0.15            0.21           (0.07)          (0.05)
 Net Realized and Unrealized Gain (Loss)              6.70            4.45            2.14            1.23            2.40
   Total Operations                                   6.89            4.60            2.35            1.16            2.35
                                                  ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                          (0.34)              -(h)        (0.24)              -               -
 From Net Realized Gains                                 -               -               -               -               -
   Total Distributions                               (0.34)              -           (0.24)              -               -
Net Asset Value, End of Period                      $35.83          $29.28          $24.68          $22.57          $21.41
                                                  ========================================================================

Total Return(c)                                      23.74%          18.65%          10.41%           5.41%          12.33%
Net Assets, End of Period (000's)                 $118,738        $117,367        $385,504        $226,517        $189,046
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                             1.55%           1.55%           1.42%           1.85%           2.07%
   Total(f)                                           1.63%           1.62%           1.42%           1.85%           2.07%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                      0.59%           0.55%(i)        0.85%(i)       (0.31)%         (0.26)%
 Portfolio Turnover Rate(b)                             30%             55%             79%            140%            103%

                                                                           CLASS B
                                            ----------------------------------------------------------------------
                                                                     For the Period Ended
                                                                        October 31,(d)
                                            ----------------------------------------------------------------------
                                              2007           2006           2005            2004            2003
                                            --------        -------        -------        --------        --------
Net Asset Value, Beginning of Period          $27.40         $23.24         $21.23          $20.25          $18.14
Investment Operations:
 Net Investment Income (Loss)                  (0.02)         (0.01)          0.02           (0.20)          (0.17)
 Net Realized and Unrealized Gain (Loss)        6.28           4.17           1.99            1.18            2.28
   Total Operations                             6.26           4.16           2.01            0.98            2.11
                                            ----------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.14)             -              -(h)            -               -
 From Net Realized Gains                           -              -              -               -               -
   Total Distributions                         (0.14)             -              -               -               -
Net Asset Value, End of Period                $33.52         $27.40         $23.24          $21.23          $20.25
                                            ======================================================================
Total Return(c)                                22.94%         17.90%          9.48%           4.83%          11.57%
Net Assets, End of Period (000's)            $63,876        $75,711        $90,877        $117,409        $153,046
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       2.20%          2.20%          2.20%           2.49%           2.72%
   Total(f)                                     2.39%          2.42%          2.41%           2.49%           2.72%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               (0.07)%        (0.05)%(i)      0.07%          (0.93)%         (0.91)%
 Portfolio Turnover Rate(b)                       30%            55%            79%            140%            103%

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                       For the Period Ended
                                                                         October 31,(d,g)
                                            ---------------------------------------------------------------------------
                                              2007           2006           2005           2004               2003
                                            --------        -------        -------        -------        --------------
Net Asset Value, Beginning of Period          $27.37         $23.21         $21.21         $20.25            $18.00
Investment Operations:
 Net Investment Income (Loss)                  (0.02)         (0.01)          0.02          (0.15)            (0.17)
 Net Realized and Unrealized Gain (Loss)        6.27           4.17           1.99           1.11              2.42
   Total Operations                             6.25           4.16           2.01           0.96              2.25
                                            ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.15)             -          (0.01)             -                 -
 From Net Realized Gains                           -              -              -              -                 -
   Total Distributions                         (0.15)             -          (0.01)             -                 -
Net Asset Value, End of Period                $33.47         $27.37         $23.21         $21.21            $20.25
                                            ===========================================================================
Total Return(c)                                22.95%         17.87%          9.52%          4.74%            12.50%
Net Assets, End of Period (000's)            $31,506        $32,341        $36,938        $48,378              $163
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       2.20%          2.20%          2.20%          2.18%             2.72%
   Total(f)                                     2.31%          2.35%          2.38%          2.18%             2.72%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               (0.07)%        (0.05)%(i)      0.07%(i)      (0.72)%           (0.92)%
 Portfolio Turnover Rate(b)                       30%            55%            79%           140%              103%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h) Rounds to less than $(0.01) per share.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Balanced is to seek long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the fund's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS A "BOTTOM-UP" ANALYSIS?

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

- EQUITY INVESTMENTS
TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

- the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

- competitive barriers to entry; and

- the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

- FIXED-INCOME INVESTMENTS
TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

when those assets may be difficult to sell or can be sold only at a loss.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index ("LBGC Index"), which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(Bar Chart)                    ------------------

1998                                                                             30.78
1999                                                                             23.55
2000                                                                             -3.39
2001                                                                             -5.83
2002                                                                             -7.22
2003                                                                             12.91
2004                                                                             10.96
2005                                                                              5.34
2006                                                                              8.46
2007                                                                             12.43

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/1998         18.31%
------------------------------------------------------------
  Worst Quarter:                3/31/2001         (5.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------------
                                                            10 YEARS OR
                                                              LIFE OF
                                  1 YEAR        5 YEARS       FUND(2)
---------------------------------------------------------------------------
  Class A
---------------------------------------------------------------------------
    Return before taxes            6.26%         8.74%         7.57%
---------------------------------------------------------------------------
    Return after taxes on
    distributions(3)               5.04%         8.29%         6.98%
---------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of
    fund shares(3)                 4.06%         7.33%         6.31%
---------------------------------------------------------------------------
  Class B                          6.78%         9.21%         7.63%
---------------------------------------------------------------------------
  Class C                         10.85%          9.34         8.94%
---------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses
  or taxes)                        5.49%        12.83%         5.91%
---------------------------------------------------------------------------
  LBGC Index (reflects no
  deduction for fees, expenses
  or taxes)                        7.23%         4.44%         6.01%
---------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class C commenced operations on November 11, 2002. Returns for Class C are from the date of inception of the class.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to May 28, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                           CLASS OF SHARES
                                                           ---------------
                                                     A          B            C
-----------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on            5.50%       None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption       None(a)     5.00%(b)     1.00%(c)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or   2.00%      2.00%        2.00%
 less (as a percentage of amount redeemed)
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)(d)
                                                           CLASS OF SHARES
                                                           ---------------
                                                     A          B            C
-----------------------------------------------------------------------------------
 Management fees                                   0.80%      0.80%        0.80%
 Distribution and service (12b-1) fees             0.35%      1.00%        1.00%
 Other expenses                                    0.41%      0.34%        0.31%
                                                       ----------------------
-----------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES              1.56%      2.14%        2.11%
 EXPENSE REDUCTION(e)                              0.00%      0.00%        0.00%
                                                       ----------------------
 NET OPERATING EXPENSES                            1.56%      2.14%        2.11%
-----------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.45%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%, excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $700      $1,016     $1,353      $2,304
    B+         $717      $  970     $1,249      $2,325
    C          $314      $  661     $1,134      $2,441
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $700      $1,016     $1,353      $2,304
    B(+)       $217      $  670     $1,149      $2,325
    C          $214      $  661     $1,134      $2,441
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million................................   0.80%
Over $250 million up to $500 million..............   0.75%
Over $500 million up to $1.5 billion..............   0.70%
Over $1.5 billion.................................  0.625%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the following indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million................................   0.35%
Over $250 million up to $500 million..............  0.325%
Over $500 million up to $1.5 billion..............   0.30%
Over $1.5 billion.................................   0.25%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA
Portfolio Manager (lead)

Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA
Portfolio Manager (lead)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income, and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC
Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN
Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA
Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE
Portfolio Manager (co)

Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 For the Period Ended
                                                                    October 31,(d)
                                            ---------------------------------------------------------------
                                             2007      2006           2005            2004           2003
                                            -------   -------        -------        --------        -------
Net Asset Value, Beginning of Period         $22.05    $19.90         $18.53          $17.43         $16.23
Investment Operations:
 Net Investment Income (Loss)                  0.17      0.12           0.15            0.14           0.19
 Net Realized and Unrealized Gain (Loss)       3.62      2.12           1.41            1.08           1.21
   Total Operations                            3.79      2.24           1.56            1.22           1.40
                                            ---------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.14)    (0.09)         (0.19)          (0.12)         (0.20)
 From Net Realized Gains                          -         -              -               -              -
   Total Distributions                        (0.14)    (0.09)         (0.19)          (0.12)         (0.20)
Net Asset Value, End of Period               $25.70    $22.05         $19.90          $18.53         $17.43
                                            ===============================================================

Total Return(c)                               17.28%    11.27%          8.41%           7.03%          8.71%
Net Assets, End of Period (000's)           $61,565   $55,547        $62,440         $72,997        $89,335
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.56%     1.58%          1.59%           1.70%          1.73%
   Total(f)                                    1.56%     1.58%          1.59%           1.70%          1.73%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.73%     0.57%(i)       0.75%(i)        0.76%          1.13%
 Portfolio Turnover Rate(b)                      52%       51%            27%            107%            69%

                                                                            CLASS B
                                            ------------------------------------------------------------------------
                                                                      For the Period Ended
                                                                         October 31,(d)
                                            ------------------------------------------------------------------------
                                              2007            2006            2005            2004            2003
                                            --------        --------        --------        --------        --------
Net Asset Value, Beginning of Period          $21.98          $19.88          $18.47          $17.39          $16.22
Investment Operations:
 Net Investment Income (Loss)                   0.04               -(h)         0.04            0.04            0.08
 Net Realized and Unrealized Gain (Loss)        3.60            2.12            1.40            1.08            1.18
   Total Operations                             3.64            2.12            1.44            1.12            1.26
                                            ------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.04)          (0.02)          (0.03)          (0.04)          (0.09)
 From Net Realized Gains                           -               -               -               -               -
   Total Distributions                         (0.04)          (0.02)          (0.03)          (0.04)          (0.09)
Net Asset Value, End of Period                $25.58          $21.98          $19.88          $18.47          $17.39
                                            ========================================================================
Total Return(c)                                16.57%          10.65%           7.80%           6.44%           7.84%
Net Assets, End of Period (000's)            $96,573        $118,286        $142,479        $170,630        $199,472
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       2.14%           2.15%           2.14%           2.26%           2.37%
   Total(f)                                     2.14%           2.15%           2.14%           2.26%           2.37%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                0.15%           0.01%(i)        0.20%(i)        0.19%           0.48%
 Portfolio Turnover Rate(b)                       52%             51%             27%            107%             69%

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                       For the Period Ended
                                                                         October 31,(d,g)
                                            ---------------------------------------------------------------------------
                                              2007           2006           2005           2004               2003
                                            --------        -------        -------        -------        --------------
Net Asset Value, Beginning of Period          $21.91         $19.82         $18.45         $17.39            $16.22
Investment Operations:
 Net Investment Income (Loss)                   0.04           0.01           0.04          (0.01)             0.08
 Net Realized and Unrealized Gain (Loss)        3.59           2.10           1.41           1.11              1.18
   Total Operations                             3.63           2.11           1.45           1.10              1.26
                                            ---------------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.04)         (0.02)         (0.08)         (0.04)            (0.09)
 From Net Realized Gains                           -              -              -              -                 -
   Total Distributions                         (0.04)         (0.02)         (0.08)         (0.04)            (0.09)
Net Asset Value, End of Period                $25.50         $21.91         $19.82         $18.45            $17.39
                                            ===========================================================================
Total Return(c)                                16.61%         10.64%          7.85%          6.33%             7.84%
Net Assets, End of Period (000's)            $32,569        $36,750        $43,276        $53,990            $4,354
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       2.11%          2.12%          2.13%          2.28%             2.39%
   Total(f)                                     2.11%          2.12%          2.13%          2.28%             2.38%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                0.18%          0.03%(i)       0.21%(i)      (0.08)%            0.48%
 Portfolio Turnover Rate(b)                       52%            51%            27%           107%               69%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h)  Rounds less than $0.01 per share.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the fund's objective by investing fund assets principally in:

- large cap domestic equities whose market capitalization generally exceeds $8 billion

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

- U.S. Treasury bonds, notes and bills

- money market instruments

The fund generally will invest in mid and large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market instruments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.


- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.


- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000(R) Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the Lehman Brothers Aggregate Bond Index ("LBAB"), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

1998                                                                              6.87
1999                                                                             -6.61
2000                                                                             15.85
2001                                                                              0.01
2002                                                                            -14.23
2003                                                                             20.96
2004                                                                              9.92
2005                                                                              5.09
2006                                                                             14.71
2007                                                                              4.38

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.90%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (13.27)%
------------------------------------------------------------

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                                         10 YEARS OR
                                                           LIFE OF
                                      1 YEAR   5 YEARS     FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes               (1.38)%   9.59%       4.60%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                  (3.79)%   8.39%       3.30%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                         (0.88)%   7.86%       3.31%
------------------------------------------------------------------------
  Class B                             (1.07)%  10.00%       4.63%
------------------------------------------------------------------------
  Class C                              2.82%    10.16      10.48%
------------------------------------------------------------------------
  Russell 1000(R) Value Index
  (reflects no deduction for fees,
  expenses or taxes)                  (0.17)%  14.63%       7.68%
------------------------------------------------------------------------
  LBAB (reflects no deduction for
  fees, expenses or taxes)             6.97%    4.42%       5.97%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class C shares commenced operations on November 11, 2002. Returns for Class C are from the date of inception of the class.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%       None         None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          None(a)    5.00%(b)     1.00%(c)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%      2.00%        2.00%
 redeemed)
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                               A          B            C
-----------------------------------------------------------------------------
 Management fees                             0.75%      0.75%        0.75%
 Distribution and service (12b-1) fees       0.35%      1.00%        1.00%
 Other expenses                              0.48%      0.52%        0.42%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.58%      2.27%        2.17%
 EXPENSE REDUCTION(e)                        0.03%      0.07%        0.00%
                                               ---------------------------
 NET OPERATING EXPENSES                      1.55%      2.20%        2.17%
-----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,019     $1,360      $2,323
    B(+)       $723      $1,003     $1,309      $2,427
    C          $320      $  679     $1,164      $2,503
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $699      $1,019     $1,360      $2,323
    B(+)       $223      $  703     $1,209      $2,427
    C          $220      $  679     $1,164      $2,503
---------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million up to $1 billion...............    0.65%
Over $1 billion..................................    0.60%

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.75% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million..............................     0.35%
Over $500 million up to $1 billion..............    0.325%
Over $1 billion.................................     0.30%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA
Portfolio Manager (co-lead)

Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA
Portfolio Manager (co-lead)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                   CLASS A
                                            ------------------------------------------------------
                                                             For the Period Ended
                                                                October 31,(d)
                                            ------------------------------------------------------
                                             2007      2006         2005        2004        2003
                                            -------   -------      -------     -------     -------
Net Asset Value, Beginning of Period         $13.30    $11.95       $12.11      $11.49       $9.69
Investment Operations:
 Net Investment Income (Loss)                  0.28      0.23         0.24        0.18        0.18
 Net Realized and Unrealized Gain (Loss)       1.41      1.54         0.69        0.61        1.83
   Total Operations                            1.69      1.77         0.93        0.79        2.01
                                            ------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.23)    (0.24)       (0.25)      (0.17)      (0.21)
 From Net Realized Gains                      (0.38)    (0.18)       (0.84)          -           -
   Total Distributions                        (0.61)    (0.42)       (1.09)      (0.17)      (0.21)
Net Asset Value, End of Period               $14.38    $13.30       $11.95      $12.11      $11.49
                                            ======================================================

Total Return(c)                               13.11%    15.09%        7.79%       6.99%      21.04%
Net Assets, End of Period (000's)           $32,485   $32,666      $32,934     $37,393     $11,832
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.55%     1.55%        1.55%       1.55%       1.55%
   Total(f)                                    1.58%     1.63%        1.59%       1.63%       2.20%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               2.06%     1.84%(h)     2.03%(h)    1.50%       1.75%
 Portfolio Turnover Rate(b)                      42%       42%          57%        122%         50%

                                                                    CLASS B
                                            -------------------------------------------------------
                                                             For the Period Ended
                                                                October 31,(d)
                                            -------------------------------------------------------
                                             2007         2006        2005        2004       2003
                                            -------      -------     -------     -------    -------
Net Asset Value, Beginning of Period         $13.25       $11.91      $12.07      $11.46      $9.69
Investment Operations:
 Net Investment Income (Loss)                  0.19         0.15        0.17        0.10       0.11
 Net Realized and Unrealized Gain (Loss)       1.41         1.53        0.68        0.61       1.80
   Total Operations                            1.60         1.68        0.85        0.71       1.91
                                            -------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.15)       (0.16)      (0.17)      (0.10)     (0.14)
 From Net Realized Gains                      (0.38)       (0.18)      (0.84)          -          -
   Total Distributions                        (0.53)       (0.34)      (1.01)      (0.10)     (0.14)
Net Asset Value, End of Period               $14.32       $13.25      $11.91      $12.07     $11.46
                                            =======================================================
Total Return(c)                               12.40%       14.28%       7.13%       6.23%     19.98%
Net Assets, End of Period (000's)           $17,508      $20,405     $24,072     $29,409    $13,744
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.20%        2.20%       2.20%       2.20%      2.20%
   Total(f)                                    2.27%        2.28%       2.27%       2.30%      2.85%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               1.43%        1.20%(h)    1.39%(h)    0.81%      1.10%
 Portfolio Turnover Rate(b)                      42%          42%         57%        122%        50%

                                                                   CLASS C
                                            -----------------------------------------------------
                                                            For the Period Ended
                                                              October 31,(d,g)
                                            -----------------------------------------------------
                                             2007        2006        2005        2004       2003
                                            -------     -------     -------     -------    ------
Net Asset Value, Beginning of Period         $13.25      $11.91      $12.07      $11.46     $9.71
Investment Operations:
 Net Investment Income (Loss)                  0.19        0.15        0.17        0.11      0.12
 Net Realized and Unrealized Gain (Loss)       1.41        1.53        0.69        0.60      1.77
   Total Operations                            1.60        1.68        0.86        0.71      1.89
                                            -----------------------------------------------------
Distributions:
 From Net Investment Income                   (0.16)      (0.16)      (0.18)      (0.10)    (0.14)
 From Net Realized Gains                      (0.38)      (0.18)      (0.84)          -         -
   Total Distributions                        (0.54)      (0.34)      (1.02)      (0.10)    (0.14)
Net Asset Value, End of Period               $14.31      $13.25      $11.91      $12.07    $11.46
                                            =====================================================
Total Return(c)                               12.40%      14.33%       7.18%       6.31%    19.73%
Net Assets, End of Period (000's)           $11,674     $11,316     $11,926     $14,285      $530
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.17%       2.20%       2.16%       2.20%     2.20%
   Total(f)                                    2.17%       2.20%       2.16%       2.39%     2.86%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               1.44%       1.19%(h)    1.43%(h)    0.78%     1.10%
 Portfolio Turnover Rate(b)                      42%         42%         57%        122%       50%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption fees, if any. The impact of Redemption fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica High Yield Bond is to seek a high level of current income by investing in high-yield debt securities.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), seeks to achieve this objective by principally investing at least 80% of fund net assets in a diversified portfolio of:

- High-yield/high-risk bonds (commonly known as "junk bonds")

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities rated CCC or below (when a security is rated by several rating agencies, it will be considered "CCC" or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top-down/bottom-up" approach in managing the fund's assets. The "top-down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom-up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top-down" and "bottom-up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

predominantly speculative to those which are currently in default on principal or interest payments. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of every month. In addition, the fund publishes all holdings on its website at approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index ("MLHYCP Index"), a widely recognized unmanaged index of market performance that is a market-value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)


                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

1998                                                                              4.33
1999                                                                             -0.34
2000                                                                              4.18
2001                                                                              4.36
2002                                                                             -1.66
2003                                                                             20.12
2004                                                                              7.09
2005                                                                              2.80
2006                                                                             10.10
2007                                                                              1.67

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          7.12%
------------------------------------------------------------
  Worst Quarter:                6/30/2002         (2.82)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                                         10 YEARS OR
                                                           LIFE OF
                                      1 YEAR   5 YEARS     FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes               (3.12)%   7.11%       4.60%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                  (5.29)%   4.77%       1.99%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                         (2.02)%   4.72%       2.28%
------------------------------------------------------------------------
  Class B                             (3.77)%   7.27%       4.55%
------------------------------------------------------------------------
  Class C                             (0.05)%   7.39%       7.80%
------------------------------------------------------------------------
  MLHYCP Index (reflects no
  deduction for fees, expenses or
  taxes)                               2.17%   10.57%       5.80%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class C commenced operations on November 11, 2002. Returns for Class C are from the date of inception of the class.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        4.75%      None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)   5.00%(b)   1.00%(c)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%     2.00%       2.00%
 redeemed)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A         B           C
----------------------------------------------------------------------------
 Management fees                               0.59%     0.59%       0.59%
 Distribution and service (12b-1) fees         0.35%     1.00%       1.00%
 Other expenses                                0.21%     0.24%       0.24%
----------------------------------------------------------------------------
                                                -------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.15%     1.83%       1.83%
 EXPENSE REDUCTION(e)                          0.00%     0.00%       0.00%
                                                -------------------------
 NET OPERATING EXPENSES                        1.15%     1.83%       1.83%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc., ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.24%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.24%, excluding 12b-1 fees and extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $587       $823      $1,078      $1,806
    B(+)       $686       $876      $1,090      $1,970
    C          $286       $576      $  990      $2,148

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $587     $823     $1,078      $1,806
    B(+)      $186     $576     $  990      $1,970
    C         $186     $576     $  990      $2,148
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $400 million..............................     0.59%
Over $400 million up to $750 million............    0.575%
Over $750 million...............................     0.55%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.59% of the fund's average daily net assets.

SUB-ADVISER:

   AEGON USA Investment Management, LLC ("AUIM")
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $400 million...............................    0.28%
Over $400 million up to $750 million.............    0.25%
Over $750 million................................    0.20%

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA
Senior Vice President -- Portfolio Manager
Iowa State University, B.S. 1974. Mr. Halfpap joined AUIM in 1975. He is responsible for formulating and directing portfolio strategy and management for Transamerica High Yield Bond, the fixed-income portfolio of the AEGON USA Inc. Pension Trust and AEGON Financial Partners. He is a member of the Portfolio Managers Group and the Pension Investment Policy Committee with asset management experience spanning equities, high-yield bonds and investment-grade corporate bonds. Mr. Halfpap is a member of the CFA Institute and a former director of the Iowa Society of the Institute.

BRADLEY J. BEMAN, CFA, CPA
Senior Vice President, Director -- High Yield
University of Northern Iowa, B.A. 1987; University of Iowa, M.B.A. 1991. Mr. Beman joined AUIM in 1988 after working in various capacities with AEGON USA and Life Investors. Prior to his current role, Mr. Beman held various investment responsibilities ranging from Fixed Income Analyst to Director of Credit Research. Mr. Beman currently manages the Public High Yield Portfolio and is co-portfolio manager of Transamerica High Yield Bond. He also provides oversight for additional asset classes within the Public Fixed Income area.

BENJAMIN D. MILLER, CFA

High Yield Portfolio Manager
University of Northern Iowa, B.A.; University of Iowa, M.B.A. Mr. Miller joined AUIM in 1993 working as a Private Placement research analyst. Prior to his current role, Mr. Miller worked in various credit research roles in the corporate bond department at AUIM. His current responsibilities include high yield trading and portfolio management for the AEGON USA High Yield General Portfolio, as well as Transamerica High Yield Bond.

AUIM has provided investment advisory services to various clients since 1989.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                            ------------------------------------------------------------
                                                                      CLASS A
                                                                For the Period Ended
                                                                   October 31,(d)
                                            ------------------------------------------------------------
                                             2007          2006         2005         2004         2003
                                            -------      --------     --------     --------     --------
Net Asset Value, Beginning of Period          $9.19         $8.97        $9.37        $9.08        $7.93
Investment Operations:
 Net Investment Income (Loss)                  0.60          0.61         0.56         0.52         0.57
 Net Realized and Unrealized Gain (Loss)      (0.07)         0.19        (0.37)        0.29         1.16
   Total Operations                            0.53          0.80         0.19         0.81         1.73
                                            ------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.60)        (0.58)       (0.59)       (0.52)       (0.58)
 From Net Realized Gains                          -             -            -            -            -
   Total Distributions                        (0.60)        (0.58)       (0.59)       (0.52)       (0.58)
Net Asset Value, End of Period                $9.12         $9.19        $8.97        $9.37        $9.08
                                            ============================================================
Total Return(c)                                5.90%         9.27%        2.06%        9.23%       22.74%
Net Assets, End of Period (000's)           $35,147       $43,514     $336,340     $309,223     $193,708
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.15%         1.16%        1.05%        1.08%        1.22%
   Total(f)                                    1.15%         1.16%        1.05%        1.08%        1.22%
Net Investment Income (Loss) to Average
 Net Assets(a)                                 6.45%         6.77%(h)     6.04%        5.67%        6.57%
Portfolio Turnover Rate(b)                       80%           73%          71%          49%          46%

                                            --------------------------------------------------------
                                                                    CLASS B
                                                              For the Period Ended
                                                                 October 31,(d)
                                            --------------------------------------------------------
                                             2007         2006        2005        2004        2003
                                            -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period          $9.18        $8.97       $9.37       $9.08       $7.93
Investment Operations:
 Net Investment Income (Loss)                  0.53         0.55        0.48        0.46        0.51
 Net Realized and Unrealized Gain (Loss)      (0.06)        0.19       (0.37)       0.29        1.17
   Total Operations                            0.47         0.74        0.11        0.75        1.68
                                            --------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.54)       (0.53)      (0.51)      (0.46)      (0.53)
 From Net Realized Gains                          -            -           -           -           -
   Total Distributions                        (0.54)       (0.53)      (0.51)      (0.46)      (0.53)
Net Asset Value, End of Period                $9.11        $9.18       $8.97       $9.37       $9.08
                                            ========================================================
Total Return(c)                                5.19%        8.53%       1.21%       8.52%      21.94%
Net Assets, End of Period (000's)           $21,370      $27,753     $37,006     $49,422     $51,511
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.83%        1.83%       1.85%       1.72%       1.87%
   Total(f)                                    1.83%        1.83%       1.85%       1.72%       1.87%
Net Investment Income (Loss) to Average
 Net Assets(a)                                 5.77%        6.12%(h)    5.18%(h)    5.05%       5.92%
Portfolio Turnover Rate(b)                       80%          73%         71%         49%         46%

                                            --------------------------------------------------------------
                                                                       CLASS C
                                                                 For the Period Ended
                                                                   October 31,(d,g)
                                            --------------------------------------------------------------
                                             2007        2006        2005        2004            2003
                                            -------     -------     -------     -------          ----
Net Asset Value, Beginning of Period          $9.17       $8.96       $9.36       $9.08          $8.08
Investment Operations:
 Net Investment Income (Loss)                  0.53        0.55        0.47        0.46           0.51
 Net Realized and Unrealized Gain (Loss)      (0.06)       0.19       (0.36)       0.28           1.02
   Total Operations                            0.47        0.74        0.11        0.74           1.53
                                            --------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.54)      (0.53)      (0.51)      (0.46)         (0.53)
 From Net Realized Gains                          -           -           -           -              -
   Total Distributions                        (0.54)      (0.53)      (0.51)      (0.46)         (0.53)
Net Asset Value, End of Period                $9.10       $9.17       $8.96       $9.36          $9.08
                                            ==============================================================
Total Return(c)                                5.21%       8.54%       1.21%       8.41%         19.52%
Net Assets, End of Period (000's)           $10,160     $11,317     $15,880     $25,379         $8,403
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.83%       1.83%       1.88%       1.78%          1.87%
   Total(f)                                    1.83%       1.83%       1.88%       1.78%          1.87%
Net Investment Income (Loss) to Average
 Net Assets(a)                                 5.77%       6.12%(h)    5.11%(h)    4.95%          5.92%
Portfolio Turnover Rate(b)                       80%         73%         71%         49%            46%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing principally in:

- fixed-income debt securities and cash or cash equivalents

The fund will generally invest at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. With respect to these investments:

 1. At least 50% of the value of the fund's assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") ("Aaa, Aa, A or Baa") or Standard & Poor's Corporation ("S&P") ("AAA, AA, A or BBB"); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's, or A-1 or A-2 by S&P; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

 2. Up to 50% of the value of the fund's assets may be invested in other debt securities which are not rated by Moody's or S&P or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long-term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

- SHORT-TERM TRADING
The fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short-term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the fund primarily in two situations:

    (a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

    (b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors,

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:


- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- ACTIVE TRADING
The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the fund's performance.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securi-ties is available in the Statement of Additional Information.
The fund publishes its top ten holdings on its website at www.transamericafunds.com two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
- INVESTOR PROFILE
This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high-yield/high-risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit Bond Index ("LBGC Index"), a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(BAR CHART)

1998                                                                             7.89
1999                                                                             0.93
2000                                                                             5.87
2001                                                                             6.95
2002                                                                             9.37
2003                                                                             5.53
2004                                                                             5.23
2005                                                                             1.41
2006                                                                             4.80
2007                                                                             0.79

------------------------------------------------------------
CLASS A SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:               9/30/2002           5.43%
------------------------------------------------------------
  Worst Quarter:              6/30/2004          (3.79)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------------
                                                          10 YEARS OR
                                                            LIFE OF
                                      1 YEAR    5 YEARS     FUND(2)
-------------------------------------------------------------------------
  Class A
-------------------------------------------------------------------------
    Return before taxes               (4.01)%    2.53%       4.33%
-------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                  (5.66)%    0.71%       2.31%
-------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                         (2.58)%    1.17%       2.48%
-------------------------------------------------------------------------
  Class B                             (4.77)%    2.68%       4.26%
-------------------------------------------------------------------------
  Class C                             (0.89)%    2.83%       3.03%
-------------------------------------------------------------------------
  LBGC Index (reflects no deduction
  for fees, expenses or taxes)         7.23%     4.44%       6.01%
-------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class C shares commenced operations on November 11, 2002. Returns for Class C are from the date of inception of the class.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2004, a different sub-adviser managed this fund, and it employed a different investment program. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------------
          SHAREHOLDER FEES (fees paid directly from your investment)
                                                       CLASS OF SHARES
                                                       ---------------
                                                 A          B            C
-------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on         4.75%      None         None
 purchases (as a % of offering price)
-------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   None(a)    5.00%(b)     1.00%(c)
 proceeds, whichever is lower)
-------------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount        2.00%     2.00%        2.00%
 redeemed)
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets)(d)
                                                       CLASS OF SHARES
                                                       ---------------
                                                 A          B            C
-------------------------------------------------------------------------------
 Management fees                                0.70%     0.70%        0.70%
 Distribution and service (12b-1) fees          0.35%     1.00%        1.00%
 Other expenses                                 0.32%     0.31%        0.27%
-------------------------------------------------------------------------------
 Total annual fund operating expenses           1.37%     2.01%        1.97%
 Expense reduction(e)                           0.00%     0.00%        0.00%
                                                      -------------------------
 Net operating expenses                         1.37%     2.01%        1.97%
-------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(c) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

(d) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect current contractual advisory fees.
(e) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.50%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%, excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
    A          $608       $888      $1,189     $2,043
    B(+)       $704       $930      $1,183     $2,173
    C          $300       $618      $1,062     $2,296
-------------------------------------------------------
IF THE SHARES ARE NOT RE DEEMED:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
    A          $608       $888      $1,189     $2,043
    B(+)       $204       $630      $1,083     $2,173
    C          $200       $618      $1,062     $2,296
-------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.725%
Over $250 million up to $350 million............    0.675%
Over $350 million...............................    0.625%

NOTE: The advisory fees for this fund were recently changed.

Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

AVERAGE DAILY NET ASSETS
First $100 million..............................    0.775%
Over $100 million up to $250 million............     0.75%
Over $250 million up to $350 million............    0.675%
Over $350 million...............................    0.625%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.73% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million............................      0.30%
Over $250 million up to $350 million..........      0.25%
Over $350 million.............................      0.20%

less 50% of any amount reimbursed pursuant to the fund's limitation.

PORTFOLIO MANAGERS:

BRIAN W. WESTHOFF, CFA
Portfolio Manager (co-lead)

Brian W. Westhoff is a Senior Securities Analyst at TIM. Mr. Westhoff is the Lead Manager of Transamerica Flexible Income. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in business administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA
Portfolio Manager (co-lead)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                         CLASS A
                                            ------------------------------------------------------------------
                                                                   For the Period Ended
                                                                      October 31,(d)
                                            ------------------------------------------------------------------
                                              2007       2006            2005            2004           2003
                                            --------   --------        --------        --------        -------
Net Asset Value, Beginning of Period           $9.38      $9.31           $9.68          $10.21          $9.94
Investment Operations:
 Net Investment Income (Loss)                   0.48       0.43            0.37(h)         0.38(h)        0.36
 Net Realized and Unrealized Gain (Loss)       (0.25)      0.05           (0.32)(h)        0.14(h)        0.27
 Total Operations                               0.23       0.48            0.05            0.52           0.63
                                            ------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.47)     (0.41)          (0.38)(h)       (0.38)(h)      (0.36)
 From Net Realized Gains                           -          -               -           (0.63)             -
 Return of Capital                                            -           (0.04)          (0.04)             -
   Total Distributions                         (0.47)     (0.41)          (0.42)          (1.05)         (0.36)
Net Asset Value, End of Period                 $9.14      $9.38           $9.31           $9.68         $10.21
                                            ==================================================================

Total Return(c)                                 2.42%      5.34%           0.47%           5.72%          6.39%
 Net Assets, End of Period (000's)           $15,409    $17,005        $140,203         $80,201        $87,898
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       1.40%      1.47%           1.25%           1.43%          1.49%
   Total(f)                                     1.40%      1.47%           1.25%           1.43%          1.50%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                5.12%      4.64%(i)        3.85%(hi)       3.89%(h)       3.56%
 Portfolio Turnover Rate(b)                      108%       110%             58%            169%           164%

                                                                          CLASS B
                                            -------------------------------------------------------------------
                                                                   For the Period Ended
                                                                      October 31,(d)
                                            -------------------------------------------------------------------
                                             2007           2006           2005           2004           2003
                                            -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period          $9.39          $9.32          $9.68         $10.20          $9.94
Investment Operations:
 Net Investment Income (Loss)                  0.42           0.38           0.29(h)        0.32(h)        0.30
 Net Realized and Unrealized Gain (Loss)      (0.26)          0.06          (0.32)(h)       0.15(h)        0.25
 Total Operations                              0.16           0.44          (0.03)          0.47           0.55
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.41)         (0.37)         (0.29)(h)      (0.32)(h)      (0.29)
 From Net Realized Gains                          -              -              -          (0.63)             -
 Return of Capital                                               -          (0.04)         (0.04)             -
   Total Distributions                        (0.41)         (0.37)         (0.33)         (0.99)         (0.29)
Net Asset Value, End of Period                $9.14          $9.39          $9.32          $9.68         $10.20
                                            ===================================================================
Total Return(c)                                1.66%          4.81%         (0.36)%         5.13%          5.59%
 Net Assets, End of Period (000's)          $17,007        $23,501        $32,560        $45,338        $69,502
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.04%          2.08%          2.08%          2.03%          2.14%
   Total(f)                                    2.04%          2.08%          2.08%          2.03%          2.15%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               4.48%          4.08%(i)       3.02%(hi)      3.25%(h)       2.91%
 Portfolio Turnover Rate(b)                     108%           110%            58%           169%           164%

                                                                             CLASS C
                                            --------------------------------------------------------------------------
                                                                       For the Period Ended
                                                                         October 31,(d,g)
                                            --------------------------------------------------------------------------
                                             2007           2006           2005           2004               2003
                                            -------        -------        -------        -------        --------------
Net Asset Value, Beginning of Period          $9.36          $9.30          $9.67         $10.20             $9.98
Investment Operations:
 Net Investment Income (Loss)                  0.42           0.39           0.29(h)        0.33(h)           0.29
 Net Realized and Unrealized Gain (Loss)      (0.25)          0.04          (0.33)(h)       0.13(h)           0.22
 Total Operations                              0.17           0.43          (0.04)          0.46              0.51
                                            --------------------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.41)         (0.37)         (0.29)(h)      (0.32)(h)         (0.29)
 From Net Realized Gains                          -              -              -          (0.63)                -
 Return of Capital                                               -          (0.04)         (0.04)                -
   Total Distributions                        (0.41)         (0.37)         (0.33)         (0.99)            (0.29)
Net Asset Value, End of Period                $9.12          $9.36          $9.30          $9.67            $10.20
                                            ==========================================================================
Total Return(c)                                1.81%          4.74%         (0.40)%         5.02%             5.16%
 Net Assets, End of Period (000's)           $8,982        $12,519        $13,439        $19,675            $8,178
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      2.00%          2.07%          2.11%          2.10%             2.14%
   Total(f)                                    2.00%          2.07%          2.11%          2.10%             2.15%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               4.51%          4.15%          2.99%(hi)      3.37%(h)          2.91%
 Portfolio Turnover Rate(b)                     108%           110%            58%           169%              164%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class C shares was November 11, 2002.
(h) The fund has restated its financial highlights.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Short-Term Bond is to seek a high level of income consistent with minimal fluctuation in principal value and liquidity.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in a diversified portfolio as follows:

- short-term and intermediate-term investment-grade corporate obligations

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- mortgage-backed securities

- asset-based securities

TIM may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids. Normally, the fund will invest at least 80% of its net assets in fixed-income securities.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- DEFAULT
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes
- political instability and small markets

- different market trading days

- MARKET

The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
Investors who seek a low cost, broadly-diversified, fixed-income investment to balance the risks of a portfolio containing stocks and longer-maturity bonds.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the Class A and Class C shares of the fund as those classes did not commence operations until November 1, 2007. Performance information will appear in a future version of this prospectus once Class A and Class C Shares of the fund have a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                            CLASS OF SHARES
                                                            ---------------
                                                              A         C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a %   2.50%     None
 of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a percentage of
 purchase price or redemption proceeds, whichever is       None(a)   1.00%(b)
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or less(as    2.00%     2.00%
 a percentage of amount redeemed)
----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
                                                            CLASS OF SHARES
from fund assets)(c)                                        ---------------
                                                              A         C
----------------------------------------------------------------------------
 Management fees                                            0.62%     0.62%
 Distribution and service (12b-l) fees                      0.35%     1.00%
 Other expenses                                             0.05%     0.05%
----------------------------------------------------------------------------
                                                            --------------
 Total annual fund operating expenses                       1.02%     1.67%
 Expense reduction(d)                                       0.00%     0.00%
                                                            --------------
 Net operating expenses                                     1.02%     1.67%
----------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge ("CDSC") for 24 months after purchase.
(b) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(c) Annual fund operating expenses are estimates based on the fund's expenses for Class I for the fiscal year ended October 31, 2007.
(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

    March 1, 2009, to waive fees and/or reimburse fund expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and certain extraordinary expenses.
A $25 annual fee is imposed on accounts open for over 2 years that are below a minimum balance. See the section entitled "Shareholder Information -- Features and Policies -- Minimum Account Balance" of this prospectus.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-----------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-----------------------------------------------------
SHARE CLASS         1 YEAR        3 YEARS
-----------------------------------------------------
    A                $351           $567
    C                $270           $526

---------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------
SHARE CLASS  1 YEAR   3 YEARS
---------------------------------
    A         $351     $567
    C         $170     $526
---------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section titled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million.................................   0.65%
Over $250 million up to $500 million...............   0.60%
Over $500 million up to $1 billion.................  0.575%
In excess of $1 billion............................   0.55%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.62% of the fund's average daily net assets.

SUB-ADVISER:
   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $250 million.................................   0.25%
Over $250 million up to $500 million...............   0.20%
From $500 million up to $1 billion.................  0.175%
Over $l billion....................................   0.15%

PORTFOLIO MANAGERS:
GREG D. HAENDEL, CFA
Portfolio Manager (lead)
Greg D. Haendel is a Senior Securities Analyst at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and Transamerica Short-Term Bond. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in finance and accounting from The Anderson School at UCLA and received a B.A. in economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.
HEIDI Y. HU, CFA
Portfolio Manager (co)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.
DEREK S. BROWN, CFA
Portfolio Manager (co)
Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is a Co-Manager of Transamerica Short-Term Bond. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in communications studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be in the fund's semi-annual report for the fiscal period ending April 30, 2008.
FINANCIAL HIGHLIGHTS
Financial highlights for the fund are not included in this prospectus because Class A and Class C shares of the fund were not offered until November 1, 2007.

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

- repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
This fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rates.

The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.


- DEFAULT
The fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- NET ASSET VALUE
The fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the fund's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

- BANK OBLIGATIONS
If the fund concentrates in U.S. bank obligations, the fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions buy regulators that can affect banks' profitability.

- MARKET
The value of securities owned by the fund, or the fund's yield, may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securi-ties is available in the Statement of Additional Information.
The fund publishes its top ten holdings on its website at www.transamericafunds.com within two weeks after the end of each month. In addition, the fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and the table demonstrates the fund's average annual total returns since inception. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of applicable sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

(BAR CHART)

2003                                                                             0.34
2004                                                                             0.58
2005                                                                             2.45
2006                                                                             4.30
2007                                                                             4.55

                                 7-DAY YIELD(1)
                            (as of October 31, 2007)

Class A   = 4.49%

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2006         1.15%
------------------------------------------------------------
  Worst Quarter:                9/30/2003         0.06%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(2)

------------------------------------------------------------------------
                                                             LIFE OF
RETURN BEFORE TAXES                      1 YEAR    5 YEARS   FUND(3)
------------------------------------------------------------------------
  Class A                                 4.55%     2.43%     2.19%
------------------------------------------------------------------------
  Class B                                (1.15)%    1.75%     1.71%
------------------------------------------------------------------------
  Class C                                 2.86%     1.94%     1.90%
------------------------------------------------------------------------

(1) Call Customer Service (1-888-233-4339) for the current 7-day yield.
(2) Actual returns may depend on the investor's individual tax situation.
(3) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        None         None       None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or             None       5.00%(a)    1.00%(b)
 redemption proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       None         None       None
 redeemed)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(c)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A            B           C
-----------------------------------------------------------------------------
 Management fees                              0.40%        0.40%       0.40%
 Distribution and service (12b-1) fees        0.35%        1.00%       1.00%
 Other expenses                               0.45%        0.45%       0.33%
-----------------------------------------------------------------------------
                                               ---------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.20%        1.83%       1.73%
 EXPENSE REDUCTION(D)                         0.37%        0.35%       0.25%
                                               ---------------------------
 NET OPERATING EXPENSES                       0.83%        1.48%       1.48%
-----------------------------------------------------------------------------

(a) Purchases of Class B shares are subject to a declining contingent deferred sales charge ("CDSC") if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).
(b) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.
(c) Annual fund operating expenses are based upon the fund's expenses for the fiscal year ended October 31, 2007.
(d) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009 to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 0.48%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%, excluding 12b-1 fees and extraordinary expenses.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information -- Features and Policies -- Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $344      $  624      $1,422
    B(+)       $651       $842      $1,058      $1,954
    C          $251       $521      $  915      $2,020
---------------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $ 85       $344      $  624      $1,422
    B(+)       $151       $542      $  958      $1,954
    C          $151       $521      $  915      $2,020
---------------------------------------------------------

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.40% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.40% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.15% of the fund's average daily net assets.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                  CLASS A
                                            ----------------------------------------------------
                                                            For the Period Ended
                                                               October 31,(c)
                                            ----------------------------------------------------
                                              2007       2006       2005       2004       2003
                                            --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period           $1.00      $1.00      $1.00      $1.00      $1.00
Investment Operations:
 Net Investment Income (Loss)                   0.05       0.04       0.02       0.00       0.00
 Net Realized and Unrealized Gain (Loss)           -          -          -(g)        -         -
   Total Operations                             0.05       0.04       0.02       0.00       0.00
                                            ----------------------------------------------------
Distributions:
 From Net Investment Income                    (0.05)     (0.04)     (0.02)     (0.00)     (0.00)
 From Net Realized Gains                           -          -          -          -          -
   Total Distributions                         (0.05)     (0.04)     (0.02)     (0.00)     (0.00)
Net Asset Value, End of Period                 $1.00      $1.00      $1.00      $1.00      $1.00
                                            ====================================================

Total Return(b)                                 4.61%      4.09%      2.10%      0.42%      0.39%
Net Assets, End of Period (000's)            $95,766    $78,716   $150,804   $185,311   $109,794
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(d)                                       0.83%      0.83%      0.83%      0.83%      0.83%
   Total(e)                                     1.20%      1.23%      1.05%      1.19%      1.22%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                4.54%      3.98%      2.08%      0.45%      0.42%

                                                                           CLASS B
                                            ----------------------------------------------------------------------
                                                                     For the Period Ended
                                                                        October 31,(c)
                                            ----------------------------------------------------------------------
                                              2007            2006            2005           2004           2003
                                            --------        --------        --------        -------        -------
Net Asset Value, Beginning of Period           $1.00           $1.00           $1.00          $1.00          $1.00
Investment Operations:
 Net Investment Income (Loss)                   0.04            0.03            0.02           0.00           0.00
 Net Realized and Unrealized Gain (Loss)           -               -               -(g)           -              -
   Total Operations                             0.04            0.03            0.02           0.00           0.00
                                            ----------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.04)          (0.03)          (0.02)         (0.00)         (0.00)
 From Net Realized Gains                           -               -               -              -              -
   Total Distributions                         (0.04)          (0.03)          (0.02)         (0.00)         (0.00)
Net Asset Value, End of Period                 $1.00           $1.00           $1.00          $1.00          $1.00
                                            ======================================================================
Total Return(b)                                 3.92%           3.41%           1.60%          0.14%          0.12%
Net Assets, End of Period (000's)            $23,324         $25,727         $31,647        $40,203        $54,324
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(d)                                       1.48%           1.48%           1.32%          1.10%          1.16%
   Total(e)                                     1.83%           1.80%           1.79%          1.81%          1.87%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                3.87%           3.50%           1.57%          0.13%          0.08%

                                                                          CLASS C
                                            --------------------------------------------------------------------
                                                                    For the Period Ended
                                                                      October 31,(c,f)
                                            --------------------------------------------------------------------
                                             2007            2006           2005           2004           2003
                                            -------        --------        -------        -------        -------
Net Asset Value, Beginning of Period          $1.00           $1.00          $1.00          $1.00          $1.00
Investment Operations:
 Net Investment Income (Loss)                  0.04            0.03           0.02           0.00           0.00
 Net Realized and Unrealized Gain (Loss)          -               -              -(g)           -              -
   Total Operations                            0.04            0.03           0.02           0.00           0.00
                                            --------------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.04)          (0.03)         (0.02)         (0.00)         (0.00)
 From Net Realized Gains                          -               -              -              -              -
   Total Distributions                        (0.04)          (0.03)         (0.02)         (0.00)         (0.00)
Net Asset Value, End of Period                $1.00           $1.00          $1.00          $1.00          $1.00
                                            ====================================================================
Total Return(b)                                3.92%           3.16%          1.87%          0.14%          0.12%
Net Assets, End of Period (000's)           $19,638         $17,286        $15,997        $22,277         $3,542
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(d)                                      1.48%           1.48%          1.26%          0.98%          1.04%
   Total(e)                                    1.73%           1.82%          1.89%          1.96%          1.87%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               3.88%           3.40%          1.61%          0.43%          0.21%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.
(b) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(c) Per share information is calculated based on average number of shares outstanding.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(f) The inception date for the fund's offering of Class C shares was November 11, 2002.
(g) Rounds to less than $0.01 per share.

SECTION B -- DESCRIPTION OF CERTAIN UNDERLYING FUNDS
--------------------------------------------------------------------------------

This section describes the underlying funds in which some or all of the asset allocation series may invest and that are not otherwise discussed in this prospectus. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the underlying funds' investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus. Further information about these underlying funds is contained in these underlying fund's prospectuses, available at www.transamericafunds.com.

- Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

- Transamerica American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities (under normal market conditions, the fund will have at least 80% of its net assets in equity securities of companies comprising the Russell 1000(R) Index). The fund invests primarily in U.S. large-capitalization companies. The fund's sub-adviser uses a value investment strategy that looks for companies temporarily out of favor in the market. The principal risks of investing in this underlying fund are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

- Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation. The fund invests, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stock risk; industry focus risk; emerging growth companies risk; and market risk.

- Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives risk; securities lending risk; emerging markets risks; syndicated bank loans risk; and market risk.

- Transamerica BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstance, the fund invests at least 80% of its net assets in equity securities. The fund considers a large cap company to be one that, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of companies that comprise the Russell 1000(R) Index. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

- Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; convertible securities risk; derivatives risk; and market risk.

- Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

- Transamerica Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities (under normal conditions, the fund will invest at least 80% of its net assets in a portfolio of issuers that are principally engaged in the real estate industry). Total return consists of realized and unrealized capital gains and losses plus income. The fund's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying fund are: stock risk; foreign
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  securities risk; REITs risk; small- or medium-sized companies risk; portfolio turnover risk; convertible securities risk; currency risk; fixed-income securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

- Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the fund's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivatives risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

- Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stock risk; value investing risk; convertible securities risk; real estate securities risk; REITS risk; derivatives risk; currency risk; hedging risk; and market risk.

- Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

- Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

- Transamerica JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of net assets under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the fund's sub-adviser believes to be undervalued. The principal risks of investing in this underlying fund are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

- Transamerica Jennison Growth seeks long-term growth of capital by investing substantially all of its assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; medium-sized companies risk; foreign securities risk; preferred stocks risk; warrants and rights risk; and market risk.

- Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

- Transamerica Loomis Sayles Bond seeks a high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; derivatives risk; structured notes risk; hedging risk; liquidity risk; and market risk.

- Transamerica Marsico Growth seeks long-term growth of capital by investing principally in common stocks. Under normal circumstances, the fund invests primarily in common stocks of large companies selected for their growth potential. The fund's sub-adviser uses an approach that combines "top down" analysis of macro-economic analysis with "bottom up" stock selection. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

- Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The
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  principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; small- or medium-sized companies risk; currency risk; and market risk.

- Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

- Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

- Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; foreign securities risk; preferred stock risk; value investing risk; derivatives risk; fixed-income securities risk; liquidity risk; portfolio turnover risk; hedging risk; convertible securities risk; and market risk.

- Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

- Transamerica PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in a diversified portfolio of fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; emerging markets risk; currency risk; liquidity risk; and market risk.

- Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

- Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; fixed-income securities risk; small- or medium-sized companies risk; currency risk; high-yield debt securities risk; non-diversification risk; value risk; and market risk.

- Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to: U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high-yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risks; value risk, growth stock risk; small- or medium-sized company risk; fixed-income securities risk; prepayment risk; high-yield debt securities risk; U.S. Government Agency Obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

- Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value risk; derivatives risk;
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  convertible securities risk; warrants and rights risk; and market risk.

- Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the fund's net assets will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

- Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The fund's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to re-deploy capital at high rates of return. It generally favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The principal risks of investing in this underlying fund are: stock risk; growth stock risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; warrants and rights risk; fixed-income securities risk; REITs risk; investing aggressively risk; and market risk.

- Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stock risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

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REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Asset Management, Inc. ("TAM"), the investment adviser for Transamerica Funds and certain affiliates and former employees of TAM, the Securities and Exchange Commission ("SEC") staff has indicated that it is likely to take some action against TAM and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TAM and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TAM and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TAM will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TAM and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

Transamerica Funds' Board of Trustees is responsible for managing the business affairs of Transamerica Funds. The Board oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund's assets by TAM and investment sub-advisers. You can find additional information about Transamerica Funds' Trustees and officers in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for Transamerica Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each fund's sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each fund, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.

From time to time TAM and/or its affiliates pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

The funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

TO CONTACT TRANSAMERICA FUNDS

- Customer Service: 1-888-233-4339
- Internet:          www.transamericafunds.com

- Fax:              1-888-329-4339

Mailing Address:    Transamerica Fund Services, Inc.
                    P.O. Box 219945
                    Kansas City, MO 64121-9945

Overnight Address:  Transamerica Fund Services, Inc.
                    330 W. 9th Street
                    Kansas City, MO 64105

THE FOLLOWING INFORMATION APPLIES TO CLASS A, CLASS B, CLASS C AND CLASS T SHARES (CLASS T SHARES CLOSED TO NEW INVESTORS)

OPENING AN ACCOUNT

Fill out the New Account Application which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker/dealer of record. An approved broker/dealer is one that is providing services under a valid dealer sales agreement with the funds' distributor.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website.

Note: To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On

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your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value ("NAV") per share.

MINIMUM INVESTMENT

                                          MINIMUM      MINIMUM
                                          INITIAL     SUBSEQUENT
                                         INVESTMENT   INVESTMENT
                                         (PER FUND    (PER FUND
TYPE OF ACCOUNT                           ACCOUNT)     ACCOUNT)
----------------------------------------------------------------
Regular Accounts                           $1,000       $  50
IRA, Roth IRA or Coverdell ESA             $1,000       $  50
Employer-sponsored Retirement Plans
(includes 403(b), SEP and SIMPLE IRA
plans)                                     $1,000       $  50
Uniform Gift to Minors ("UGMA") or
Transfer to Minors ("UTMA")                $1,000       $  50
Payroll Deduction and Automatic
Investment Plans                           $  500       $  50

Minimum per monthly fund account investment.

Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc. ("TCI"), and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code.

BY MAIL

- Send your completed application and check made payable to Transamerica Fund Services, Inc.


THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

BUYING SHARES

Investors may purchase shares of the funds at the "offering price" of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceeds $50,000 per day may be rejected and must be submitted in writing.

BY CHECK

- Make your check payable and send to Transamerica Fund Services, Inc.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your Transamerica fund and account numbers.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- Transamerica Funds does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier checks, starter checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

BY TELEPHONE

- You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House ("ACH") purchases will be accepted. (Call Customer Service or visit our website for information on how to establish an electronic bank link). Due to your bank's requirements, please allow up to 30 days to establish this option.

THROUGH AN AUTHORIZED DEALER

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.

BY WIRE TRANSFER

- You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

  Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica Funds Acct # 3600622064, Ref: Shareholder name, Transamerica fund and account numbers.

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- Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

OTHER INFORMATION

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker/dealer. To the extent authorized by law, Transamerica Funds and each of the funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

DIRECT DEPOSIT - WIRE

- You may request an expedited wire redemption in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

- A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

- When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

- Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone

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  redemption option may be suspended or terminated at any time without advance notice.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

- The minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

- If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

- Class T shares of Transamerica Equity may be exchanged for only Class A shares of any Transamerica fund offered in this prospectus, other than Transamerica Equity.

- You may not exchange other classes of shares of the Transamerica Funds for Class T shares of Transamerica Equity.

- Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

- The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on systematic transactions, shares acquired through the reinvestment of dividends, or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in another of your Transamerica fund accounts, Transamerica Funds may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to
(i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a fund.

WAIVER/EXCEPTIONS/CHANGES

Currently, Transamerica Funds does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b), and 457 of the Internal Revenue Code, or in "wrap" accounts established

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for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI.

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless Transamerica Funds provides a waiver.

FEATURES AND POLICIES

CHECKWRITING SERVICE (FOR CLASS A SHARES OF TRANSAMERICA MONEY MARKET ONLY)

If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Money Market fund account must have a minimum balance of $1,000 to establish check writing privileges. The fund will send you checks when it receives these properly completed documents and your check has cleared the 15 day holding period. Checks must be written for at least $250, and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Funds application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the Transamerica Funds designated bank for its checkwriting service. Transamerica Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the Bank), is appointed agent by the person(s) signing the Transamerica Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the state of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for IRAs, Coverdell ESAs, qualified retirement plans or Class B or Class C shares of Transamerica Money Market.

CUSTOMER SERVICE

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Money Market.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

-------------------------------------------------------------
ACCOUNT BALANCE               FEE ASSESSMENT
(PER FUND ACCOUNT)            (PER FUND ACCOUNT)
-------------------------------------------------------------
 If your balance is below     $25 annual fee assessed,
 $1,000 per fund account      until balance reaches
                              $1,000
-------------------------------------------------------------

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No fees will be charged on:

- accounts opened within the preceding 12 months

- accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

- accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

- UTMA/UGMA accounts (held at Transamerica Funds)

- State Street Custodial Accounts (held at Transamerica Funds)

- Coverdell ESA accounts (held at Transamerica Funds)

- Omnibus and Network Level 3 accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

TELEPHONE TRANSACTIONS

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identi-fication, providing written confirmation of transactions, and tape recording conversations. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which holds shares converted from a B-share account, shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program ("STAMP2000"). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

- You are adding or removing a shareholder from an account.

- You are changing ownership of an account.

- When establishing an electronic bank link, if the Transamerica Funds' account holder's name does not appear on the check.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

- It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the original signature guarantee.

- The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER SPONSORED ACCOUNTS

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documen-tation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge ("CDSC") you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share

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sale (less the CDSC) in Class A shares without paying the up-front sales charge.
To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

STATEMENTS AND REPORTS

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

E-DELIVERY

Transamerica Funds offers e-Delivery, a fast and secure way of receiving statements and other shareholder documents electronically. Subscribers to e-Delivery are notified by e-mail when shareholder materials, such as prospectuses, financial transaction confirmations and financial reports, become available on the Transamerica Funds' website.

Once your account is established, visit our website at www.transamericafunds.com and click on "Manage My Account" for more information and to subscribe. Then, once you have logged in to your account, select the "Electronic Delivery" option and follow the simple enrollment steps provided.

CHOOSING A SHARE CLASS

Each fund offers Class A, Class B and Class C shares, each with its own sales charge and expense structure. (Transamerica Equity offers an additional class, Class T. Class T shares are not available to new investors.)

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 5 years), or Class C shares (if you plan to invest for a period of less than 5 years).

Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES - FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A Transamerica Money Market purchases. There are 12b-1 distribution and service fees of up to 0.35% per year.

If you are investing $1 million or more, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge
(CDSC), unless they were purchased through a retirement plan described in
Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a "wrap" account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI.

CLASS B SHARES - BACK LOAD

With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for five years or less, as described in the table below.

               CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

                                          AS A % OF DOLLAR
                                          AMOUNT (SUBJECT
YEAR AFTER PURCHASING                        TO CHANGE)
-----------------------------------------------------------
  First                                          5%
  Second                                         4%
  Third                                          3%
  Fourth                                         2%
  Fifth                                          1%
  Sixth and Later                                0%


Class B shares purchased prior to March 1, 2004 are subject to a CDSC if redeemed during the first 6 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; and 1%-5th and 6th years). There are 12b-1 distribution and service fees of up to 1.00% per year.

Class B shares automatically convert to Class A shares after eight years, lowering annual expenses after conversion.

Generally, the funds recommend that you do not make any additional purchases in Class B shares when you already hold more than $100,000 of Class B shares of the funds. The funds reserve the right to reject any request to purchase Class B shares of the funds if, as a consequence of such investment, you will hold more than $100,000 of Class B shares of the funds. While the funds generally reject any requests to purchase shares beyond that threshold, the funds cannot always recognize or detect such requests. In addition, when you make a request to purchase Class B shares directly with Transamerica Funds or through a broker/dealer or other financial intermediary, you may be asked to provide additional information about other Class B shares that you hold in the funds.

CLASS C SHARES - LEVEL LOAD

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first

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12 months. There are 12b-1 distribution and service fees of up to 1.00% per year. Class C shares (formerly Class L shares) purchased prior to March 1, 2004 are subject to the prior CDSC fee structure which was a 2% CDSC if shares are redeemed during the first 12 months, and a 1% CDSC if redeemed during the second 12 months. Prior to March 1, 2004, Class C shares were named Class L shares. On June 15, 2004, Class C2 shares were merged into Class C shares; on September 24, 2004, Class M shares were merged into Class C shares.

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 shares accounts that converted into Class C share accounts without being subject to a CDSC. If you exchange your shares from such accounts, future purchases of Class C will be subject to the CDSC. For shareholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares also will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of a Transamerica Fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.

The maximum purchase order in Class C shares is $999,999.99.

CLASS T SHARES - FRONT LOAD (TRANSAMERICA EQUITY ONLY)

(Closed to new investors)

When you buy Class T shares of Transamerica Equity, you pay an initial sales charge (the offering price includes the sales charge). You can reduce the sales charge percentage in the same ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

WAIVERS AND/OR REDUCTIONS OF CHARGES

CLASS A AND CLASS T SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in the following ways:

- Substantial investments receive lower sales charge rates (see tables below).

- The "rights of accumulation" allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A or Class T sales charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

- A "Letter of Intent" ("LOI") allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A or Class T investments. Purchases made up to 90 days prior to establishing your LOI will be adjusted to the requested LOI breakpoint and the 13 month period will then begin on the date of your first purchase within the 90 day period. Additionally, your aggregate account holdings will be credited toward meeting the amount stated in your LOI agreement. Purchases applied at NAV made after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if you do not purchase the amount stated in your LOI.

- By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A or Class T shares at the reduced sales charge applicable to that group as a whole. A "qualified group" is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds' transfer agent; has arrangements satisfactory to Transamerica Funds' transfer agent established for verification that the group meets these requirements; and the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment adviser or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify

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  for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

- By investing in a SIMPLE IRA plan, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(ALL FUNDS EXCEPT TRANSAMERICA BOND FUNDS
AND TRANSAMERICA MONEY MARKET(1))
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        5.50%       5.82%
  $50,000 to under $100,000            4.75%       4.99%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.75%       2.83%
  $500,000 to under $1,000,000         2.00%       2.04%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(TRANSAMERICA EXCEPT TRANSAMERICA SHORT-TERM BOND)
BOND FUNDS(2)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $50,000                        4.75%       4.99%
  $50,000 to under $100,000            4.00%       4.17%
  $100,000 to under $250,000           3.50%       3.63%
  $250,000 to under $500,000           2.25%       2.30%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS T SHARE QUANTITY DISCOUNTS
(TRANSAMERICA EQUITY)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $10,000                        8.50%       9.29%
  $10,000 to under $25,000             7.75%       8.40%
  $25,000 to under $50,000             6.25%       6.67%
  $50,000 to under $75,000             5.75%       6.10%
  $75,000 to under $100,000            5.00%       5.26%
  $100,000 to under $250,000           4.25%       4.44%
  $250,000 to under $500,000           3.00%       3.09%
  $500,000 to under $1,000,000         1.25%       1.27%
  $1,000,000 and over                  0.00%       0.00%
-------------------------------------------------------------

-------------------------------------------------------------
CLASS A SHARE QUANTITY DISCOUNTS
(TRANSAMERICA SHORT-TERM BOND)
                                       SALES      SALES
                                     CHARGE AS    CHARGE
                                       % OF      AS % OF
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE*                    PRICE     INVESTED
-------------------------------------------------------------
  Under $500,000                       2.50%       2.56%
  $500,000 to under $750,000           2.00%       2.04%
  $750,000 to under $1,000,000         1.50%       1.52%
-------------------------------------------------------------

(1) There is no sales charge on Class A Shares of Transamerica Money Market.

(2) Transamerica bond funds include Transamerica Flexible Income, Transamerica Convertible Securities, Transamerica High Yield Bond and Transamerica Short-Term Bond.

* The transfer agent, TFS, must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a purchaser acquires shares directly from Transamerica Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a purchaser acquires shares through a dealer or other financial intermediary, he/she must inform his/her dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A or Class T shares of the funds that the purchaser has, directly with Transamerica Funds, or through other accounts with dealers or financial intermediaries. To substantiate a claim, it may be necessary for a purchaser to provide TFS or his/her dealer or other financial intermediary information or records regarding shares of Transamerica Funds held in all accounts (e.g., retirement plan accounts) of the purchaser directly with Transamerica Funds or with one or several dealers or other financial intermediaries, including to substantiate "rights of accumulation" accounts held by a spouse and children under age 21.

WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:

- Current or former Transamerica Funds trustees, directors, officers, full-time employees, sales representatives of Transamerica Funds, TAM, their affiliates, and any of the sub-advisers, and sales representatives of dealers having a sales agreement with the fund's distributor, TCI and family members thereof.

- Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

- "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI.

- Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or Network Level 3 account arrangement;

- Retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or Network Level 3 account

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--------------------------------------------------------------------------------

  arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;

- Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;

- Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated; and

- Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement)

Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.

Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds' distributor to substantiate such request.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS C, AND CLASS T CONTINGENT DEFERRED SALES
CHARGES

You will not be assessed a sales charge for shares if you sell in the following situations:

- Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

- Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

- On redemptions made under Transamerica Funds' systematic withdrawal plan (may not exceed 12% of the account value per fund on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance per fund at the time of redemption.

- If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds website at www.transamericafunds.com.

THE FOLLOWING INFORMATION APPLIES TO CLASS R SHARES

Transamerica Asset Allocation - Growth, Transamerica Asset Allocation - Moderate Growth, Transamerica Asset Allocation - Moderate and Transamerica Asset Allocation Conservative each offer Class R shares.

CLASS R AVAILABILITY

Class R shares of the funds in this prospectus are intended for purchase by participants in certain retirement plans described below and under the following conditions:

- 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).

- Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

- The plan's recordkeeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R shares in certain investment products or programs.

The financial service firm serving as an intermediary can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts or to obtain an application to participate in a plan, participants should contact their financial service firm serving as an intermediary, employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee charges and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the return of investments in Class R shares of the funds.

OPENING AN ACCOUNT AND PURCHASING SHARES

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial service firm authorized to sell Class R shares of the funds. Additional shares may be purchased through a retirement plan's administrator, recordkeeper or financial service firm serving as an intermediary. There is no minimum initial investment for Class R shares.

Please refer to the retirement plan documents for information on how to purchase Class R shares of the funds and any fees that may apply.

Transamerica Funds must receive your payment within three business days after your order is accepted.

                                       110
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Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. Each fund reserves the right to discontinue offering Class R shares at any time, to liquidate Class R shares or merge Class R shares into another class of shares, or to cease investment operations entirely.

SELLING SHARES

If you own Class R shares, please refer to the retirement plan documents for information on how to redeem Class R shares of the funds.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

EXCHANGING SHARES

For Class R shares, if authorized by your plan, you can request an exchange of your shares in one fund for Class R shares of another fund offered in this prospectus. Please refer to your plan's documents for additional information. An exchange is treated as a redemption of a fund's shares followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund you do not own, please read the prospectus of that fund.

THE FOLLOWING INFORMATION APPLIES TO ALL SHARE CLASSES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

TRANSAMERICA FUNDS' BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. Transamerica Funds' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds' policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by a Transamerica asset allocation fund which invests in other series of Transamerica in furtherance of a fund's objective are not considered to be market timing or excessive trading.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is

                                       111
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--------------------------------------------------------------------------------

closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the Transamerica asset allocation funds and corresponding orders for shares of the Transamerica Fund's underlying funds are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Transamerica Funds' underlying funds on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds' securities for the purposes of determining the funds' NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of Transamerica Funds has adopted a 12b-1 Plan for each class of shares of each fund (except Class T of Transamerica Equity). The Plan provides for payments of distribution and service fees, based on annualized percentages of daily net assets, to TCI, broker-dealers, financial intermediaries and other.

DISTRIBUTION OF CLASS A SHARES. Under the Plan, the funds pay distribution and service fees of up to 0.35% for Class A shares.

DISTRIBUTION OF CLASS B SHARES. Under the Plan, the funds pay distribution and service fees of up to 1.00% for Class B shares.

DISTRIBUTION OF CLASS C SHARES. Under the Plan, the funds pay distribution and service fees of up to 1.00% for Class C shares.

DISTRIBUTION OF CLASS R SHARES. Under the Plan, the funds pay distribution and service fees of up to 0.50% for Class R shares.

CLASS T SHARES (TRANSAMERICA EQUITY ONLY). Class T shares do not have a 12b-1 Plan of Distribution, and are closed to new investors.

THE EFFECT OF RULE 12b-1 PLANS. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.

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UNDERWRITING AGREEMENT

Transamerica Funds has an Underwriting Agreement with TCI, located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay TCI, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, TCI, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C and R shares, TCI, or its agent reallows or pays to brokers, dealers or intermediaries its entire fee to those entities who sold them.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

TCI engages in wholesaling activities designed to support and maintain, and increase the number of, the financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by fees paid by TAM and TCI, and not the Transamerica Funds.

TCI (in connection with, or in addition to, wholesaling services), TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources provides additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds or sell shares of other series of Transamerica Funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the funds, does not result in increased fund expenses, are not reflected in the fees and expenses sections of this prospectus and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in the Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). TCI also pays flat annual fees ranging from $12,500 to $75,000 to Suntrust Securities, Compass Brokerage and Hantz Financial. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of March 1, 2008, TCI had such revenue sharing arrangements, with over 19 brokers and other financial intermediaries, of which some of the more significant include arrangements with Comerica Securities, Compass Group, Hantz Financial Services, Merrill Lynch, Morgan Stanley, Natcity Investments, Inc., PNC Financial Services Group, Raymond James Financial Services, Raymond James and Associates, CitiGroup/Smith Barney, Signator Investors, Inc., Stifel Nicolaus, UBS Financial, US Bancorp and Wachovia Securities.

For the calendar year ended December 31, 2007, TCI paid approximately $7,394,421 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $750 to $36,900 for a total of $309,471 from the following financial services firms to participate in internal wholesaling events: Alliance Bernstein Investments, Inc., American Century Investments, AMVESCAP PLC, BlackRock Financial, Columbia Management, Federated Investors, Fidelity Investments, ING Clarion, Janus Capital Management, Jennison Associates, J.P. Morgan, Legg Mason, Lehman Brothers, MFS Investment Management, Natixis, Oppenheimer, Pacific Investment Management Company, Suntrust Securities, T. Rowe Price, Transamerica Investment Management, LLC and Van Kampen Investments.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)

Also, TAM pays, out of its own assets, financial intermediaries a "trail" fee for servicing and maintenance of accounts of Class T shareholders in Transamerica Equity in an amount equal, on an annual basis, up to 0.10% of average daily net assets held by such Class T shareholders.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing and regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The

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costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Each fund pays dividend distributions annually in December, except Transamerica Asset Allocation -- Conservative, Transamerica Balanced and Transamerica Value Balanced each pay dividend distributions quarterly in March, June, September and December; and Transamerica Convertible Securities, Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Short-Term Bond and Transamerica Money Market each pay dividend distributions monthly. If necessary, each fund may make distributions at other times as well.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares.

Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a fund are generally taxed to individual taxpayers:

- Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

- Distributions designated by the fund as "qualified dividend income" will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

- Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The funds will send you a tax report annually summarizing the amount of and the tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and a tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

You must provide your taxpayer identification number to the fund along with certifications required by the Internal Revenue Service upon your investment in Fund shares.

The asset allocation funds (offered in this prospectus) can have income, gains or losses from any distributions or redemptions in the underlying funds. Distributions of net capital gains or qualifying dividends of either the asset allocation funds or underlying funds will generally be taxed at long-term capital gain rates. Other distributions, including short-term capital gains, generally will be taxed as ordinary income. The structure of the asset allocation funds and the reallocation of investments among underlying funds could affect the amount, timing and character of distributions.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized

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on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain that were received with respect to the shares, including distributions of net capital gain and any amounts credited to you as undistributed capital gain.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of Transamerica Money Market, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this fund.

WITHHOLDING TAXES

As with all mutual funds, the funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made, in shares of a Transamerica Fund. More information is provided in the SAI of the funds. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Funds.

ASSET ALLOCATION FUNDS

The asset allocation funds, Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset
Allocation - Growth Portfolio, Transamerica Multi-Manager International and Transamerica Multi-Manager Alternative Strategies, as well as AEGON/ Transamerica Series Trust (ATST) Asset Allocation - Conservative, ATST Asset Allocation - Growth, ATST Asset Allocation - Moderate Growth, ATST Asset Allocation - Moderate and ATST International Moderate Growth, may own a significant portion of the shares of a Transamerica fund. Transactions by the asset allocation funds may be disruptive to the management of an underlying Transamerica fund.

INVESTMENT POLICY CHANGES

Transamerica Equity, Transamerica Science & Technology, Transamerica Small/Mid Cap Value, Transamerica High Yield Bond, Transamerica Convertible Securities, and Transamerica Short-Term Bond, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds may be changed at any time by Transamerica Funds' Board of Trustees without shareholder approval. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge a class of shares, or to cease operations entirely.

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HOW TO USE THIS SECTION

In the discussions of the individual fund(s), you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION FUNDS AS INVESTORS

Some of the funds described in this prospectus are offered for investment to strategic asset allocation funds. These strategic asset allocation funds may own a significant portion of the assets of the funds. Transactions by the strategic allocation funds, such as rebalancings or redemptions, may be disruptive to a fund. Redemptions by one or more strategic allocation funds also may have the effect of rendering a fund too small effectively to pursue its investment goal, and may also increase the fund's expenses, perhaps significantly.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund. All of the funds, except Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology, qualify as diversified funds under the 1940 Act (although the asset allocation funds qualify as diversified funds under the 1940 Act, certain of the underlying funds in which they invest do not).

Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology each reserves the right to become a diversified investment company (as defined by the 1940 Act).

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds. These allocations may not be successful. For example, the underlying funds may underperform other funds or investment options, or an asset allocation fund may be underweighted in underlying funds that are enjoying significant returns and overweighted in underlying funds that are suffering from significant declines.

UNDERLYING FUNDS

An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro rata portion of whose operating expenses the asset allocation fund bears. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investments may have an impact on the operating expenses of the underlying funds and may generate or increase the levels of taxable returns recognized by the asset allocation fund or an underlying fund.

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

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- CHANGES IN INTEREST RATES.  Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term; and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk; are more sensitive to interest rate movements; are considered more speculative; have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original

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  currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; and, therefore, they are less liquid investment than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal that it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or
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  other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some funds invest in "Fixed-Income Instruments," which include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

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Some funds also may invest in derivatives based on fixed-income instruments.

INVESTING IN STRUCTURED SECURITIES

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN DISTRESSED SECURITIES

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES

Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN PRECIOUS METAL RELATED SECURITIES

Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other

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larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

- declining real estate value

- risks relating to general and local economic conditions

- over-building

- increased competition for assets in local and regional markets

- increases in property taxes

- increases in operating expenses or interest rates

- change in neighborhood value or the appeal of properties to tenants

- insufficient levels of occupancy

- inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a fund, including an asset allocation fund, invests in other investment companies, including exchange trading funds, it bears its pro rata share of these investment companies' expenses and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS ("ETFS")

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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INVESTING IN SYNDICATED BANK LOANS

Certain funds may invest in certain commercial loans, generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

INVESTING IN ASSET-BASED SECURITIES-NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation.

If an asset-based security is backed by a bank letter of credit or other similar facility, the fund sub-adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no fund presently intends to invest directly in natural resource assets, a fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Certain funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

SWAPS AND SWAP-RELATED PRODUCTS

A fund's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its fund. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

- COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

- INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive
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  payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

INVESTING IN SPECIAL SITUATIONS

Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process;

- a management change;

- a technological breakthrough;

- an extraordinary corporate event; or

- a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX-EFFICIENT MANAGEMENT

Certain sub-advisers strive to manage certain of the funds in a tax-efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, sub-advisers generally seek to follow the following strategies:

(1) Whenever the sub-adviser intends to make a sale, the sub-adviser will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the sub-adviser looks for short term losses to take to offset the income. In either case, the sub-adviser tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

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There is no guarantee an attempt to manage a fund portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund's prospectus or SAI, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry other than U.S. Government securities and its agencies (although the asset allocation funds may invest in underlying funds that may concentrate their investments in a particular industry). In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

IPOS

Initial public offerings ("IPOs") are subject to specific risks which include, among others:

- high volatility;

- no track record for consideration;

- securities may be illiquid; and

- earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such funds' shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that

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the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the funds' Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                                  APPENDIX A-10

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B, and    Predominantly speculative with respect to the issuer's
                                      CCC,CC,C     capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions.
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked shortcomings.
                                      C            Lowest rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

                            NOTICE OF PRIVACY POLICY

At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you on applications or other forms, such as your name, address and account number;

- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

- Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

 BOTH THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF MUTUAL FUNDS WILL FLUCTUATE OVER TIME SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.


                               Transamerica Funds
                    P.O. Box 9012, Clearwater, FL 33758-9012
                        Customer Service: 1-888-233-4339
                             TransamericaFunds.com


            Shareholder inquiries and transaction requests should
                                 be mailed to:
                        Transamerica Fund Services, Inc.
                                P.O. Box 219945
                           Kansas City, MO 64121-9945



ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2008, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission ("SEC"). Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the SEC's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about these funds, call, or write to Transamerica Funds at the phone number or address above. In the Transamerica Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Funds is 811-04556.


TransamericaFunds.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.                                   (LOGO)

TRANSAMERICA FUNDS
                                                     Prospectus for Closed Funds
                                                                   March 1, 2008
o    U.S. STOCK FUNDS

     Transamerica American Century Large Company Value
     Transamerica Legg Mason Partners Investors Value
     Transamerica Marsico Growth
     Transamerica Jennison Growth

 o   GLOBAL AND INTERNATIONAL STOCK FUNDS

    Transamerica MFS International Equity

 o   SPECIALITY FUNDS

     Transamerica Clarion Global Real Estate Securities
     Transamerica Evergreen Health Care
     Transamerica PIMCO Real Return TIPS

 o   BOND FUNDS
     Transamerica PIMCO Total Return

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
                                                             (TRANSAMERICA LOGO)

MPCTFCL0308 Not insured by FDIC or any federal government agency. May lose value. Not a deposit or guaranteed by any bank, bank affiliate, or credit union.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SECTION A -- FUND DESCRIPTIONS

-    U.S. STOCK FUNDS

         Transamerica American Century Large Company
              Value...................................     2
         Transamerica Legg Mason Partners Investors
              Value...................................     8
         Transamerica Marsico Growth..................    13
         Transamerica Jennison Growth.................    18

-    GLOBAL AND INTERNATIONAL STOCK FUNDS
         Transamerica MFS International Equity........    23

-    SPECIALTY FUNDS
         Transamerica Clarion Global Real Estate
              Securities..............................    29
         Transamerica Evergreen Health Care...........    35
         Transamerica PIMCO Real Return TIPS..........    40

-    BOND FUNDS
         Transamerica PIMCO Total Return..............    46
     NOTE: All fund names previously included "TA IDEX"
     instead of "Transamerica."

SECTION B -- SHAREHOLDER INFORMATION

         Regulatory Proceedings.......................    52
         Investment Adviser...........................    52
         To Contact Transamerica Funds................    52
         Buying Shares................................    52
         Selling Shares...............................    52
         Exchanging Shares............................    53
         Redemption Fees..............................    54
         Features and Policies........................    54
         Pricing of Shares............................    56
         Waivers and/or Reductions of Charges.........    57
         Distribution of Shares.......................    57
         Underwriting Agreement.......................    58
         Other Distribution or Service Arrangements...    58
         Distributions and Taxes......................    59

-    APPENDIX A -- MORE ON STRATEGIES AND RISKS.......   A-1

-    APPENDIX B -- BOND RATINGS.......................   B-1

SECTION A -- FUND DESCRIPTION

Each Transamerica Fund described in this Prospectus invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI").

In addition, we suggest you contact your financial professional or a Transamerica Funds customer service representative, who will assist you.

Transamerica Funds was formerly named "Transamerica IDEX Mutual Funds."

PLEASE NOTE:

CLASS A, B AND C OF THE FUNDS DISCUSSED IN THIS PROSPECTUS ARE CLOSED TO NEW INVESTMENTS (OTHER THAN REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS), EXCEPT THAT THEY MAY CONTINUE SELLING OTHER CLASSES OF SHARES, AND EACH FUND MAY CONSOLIDATE SHARES OF ITS VARIOUS CLASSES INTO A SINGLE SHARE CLASS IN THE FUTURE. SHAREHOLDERS OF THE FUNDS MAY EXCHANGE FUND SHARES FOR SHARES OF ANOTHER SERIES OF TRANSAMERICA FUNDS THAT IS NOT CLOSED TO NEW INVESTMENTS, OR REDEEM THEIR SHARES IN THE MANNER SET FORTH IN THIS PROSPECTUS.

TO HELP YOU UNDERSTAND

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the key types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific key risks for an investor in the fund? Find out what key types of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years or since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TRANSAMERICA FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

SECTION A -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

- U.S. equity securities

The fund invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the fund will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the fund's portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers also may consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities. Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

  dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for the investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000(R) Value Index (secondary), a widely recognized unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[BAR GRAPH]                    ------------------

2001                                                                             -9.39
2002                                                                            -19.77
2003                                                                             28.02
2004                                                                             13.72
2005                                                                              3.49
2006                                                                             19.42
2007                                                                             -1.31

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          16.05%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (17.41)%
------------------------------------------------------------

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

--------------------------------------------------------------------
                                                           LIFE OF
                                  1 YEAR      5 YEARS      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes          (6.74)%      10.91%        3.14%
--------------------------------------------------------------------
    Return after taxes on
    distributions(3)             (7.67)%      10.29%        2.77%
--------------------------------------------------------------------
    Return after taxes on
    distributions and sale of
    fund shares(3)               (4.38)%       9.35%        2.60%
--------------------------------------------------------------------
  Class B                        (6.17)%      11.51%        3.29%
--------------------------------------------------------------------
  Class C                        (2.21)%      11.63%       11.62%
--------------------------------------------------------------------
  S&P 500 Index (reflects no
  deductions for fees, expenses
  or taxes)                        5.49%      12.83%        2.62%
--------------------------------------------------------------------
  Russell 1000(R) Value Index
  (secondary) (reflects no
  deductions for fees, expenses
  or taxes)                      (0.17)%      14.63%        8.43%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class A and Class B shares commenced operations on March 1, 2000. Class C shares commenced operations on November 11, 2002.
(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
NOTE: Prior to October 1, 2001, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser. Prior to March 1, 2004, the fund employed different investment strategies than its current investment strategies.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                        CLASS OF SHARES
                                                        ---------------
                                                      A        B        C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases   5.50%(a)  None     None
 (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption         N/A(b)   5.00%(c) 1.00%(d)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days or    2.00%    2.00%    2.00%
 less (as a percentage of amount redeemed)(e)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(f)
                                                        CLASS OF SHARES
                                                        ---------------
                                                      A        B        C
----------------------------------------------------------------------------
 Management fees                                    0.81%    0.81%    0.81%
 Distribution and service (12b-1) fees(g)           0.00%    0.00%    0.00%
 Other expenses                                     0.36%    0.38%    0.26%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES               1.17%    1.19%    1.07%
----------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect the current contractual advisory fees.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information -- Features and Policies -- Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
     A         $663       $971      $1,302      $2,235
    B(+)       $121       $889      $1,183      $2,274
     C         $109       $552      $1,021      $2,320
---------------------------------------------------------

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
     A        $663     $971     $1,302      $2,235
    B(+)      $121     $589     $1,083      $2,274
     C        $109     $552     $1,021      $2,320
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.835%
Over $250 million up to $500 million............     0.80%
Over $500 million up to $750 million............    0.775%
Over $750 million up to $1 billion..............    0.725%
Over $1 billion.................................     0.70%

NOTE: The advisory fees for this fund were recently changed.

Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

First $250 million..............................    0.835%
Over $250 million up to $400 million............     0.80%
Over $400 million up to $750 million............    0.775%
Over $750 million...............................     0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.81% of the fund's average daily net assets.

SUB-ADVISER:

   American Century Investment Management Inc. ("American Century") American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.40%
Over $250 million up to $500 million............    0.375%
Over $500 million up to $750 million............     0.35%
Over $750 million...............................     0.30%

NOTE: The sub-advisory fees for this fund were recently changed.

Prior to January 1, 2008, the sub-adviser received the following compensation from TAM (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................    0.425%
Over $250 million up to $400 million............     0.40%
Over 400 million up to $750 million.............     0.35%
Over $750 million...............................     0.30%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                            CLASS A
                                                ----------------------------------------------------------------
                                                                    For the Period Ended(d)
                                                                          October 31,
                                                ----------------------------------------------------------------
                                                  2007            2006          2005         2004         2003
                                                --------        --------       ------       ------       -------
Net Asset Value, Beginning of Period              $12.44          $10.98       $10.20        $9.09         $7.55
Investment Operations:
 Net Investment Income (Loss)                       0.19            0.39         0.13         0.11          0.04
 Net Realized and Unrealized Gain (Loss)            0.95            1.50         0.80         1.01          1.50
   Total Operations                                 1.14            1.89         0.93         1.12          1.54
                                                ----------------------------------------------------------------
Distributions:
 From Net Investment Income                        (0.11)          (0.02)       (0.15)       (0.01)            -
 From Net Realized Gains                           (0.65)          (0.41)           -            -             -
   Total Distributions                             (0.76)          (0.43)       (0.15)       (0.01)            -
Net Asset Value, End of Period                    $12.82          $12.44       $10.98       $10.20         $9.09
                                                ================================================================

Total Return(c)                                     9.54%          17.66%        9.10%       12.38%        20.40%
Net Assets, End of Period (000's)                 $6,612          $8,453       $406,609     $157,103      $8,988
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                           1.17%           1.30%        1.31%(h)     1.54%         1.85%
   Total(f)                                         1.17%           1.30%        1.31%(h)     1.54%         2.56%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                    1.49%           3.44%(i)     1.16%(i)     1.11%         0.53%
 Portfolio Turnover Rate(b)                           13%             24%          28%          61%           76%

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                For the Period Ended(d)
                                                                      October 31,
                                            ---------------------------------------------------------------
                                             2007          2006          2005          2004          2003
                                            -------       -------       -------       -------       -------
Net Asset Value, Beginning of Period         $12.03        $10.67         $9.88         $8.87         $7.41
Investment Operations:
 Net Investment Income (Loss)                  0.18          0.11          0.02          0.02         (0.01)
 Net Realized and Unrealized Gain (Loss)       0.92          1.68          0.77          1.00          1.47
   Total Operations                            1.10          1.79          0.79          1.02          1.46
                                            ---------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.09)        (0.02)            -         (0.01)            -
 From Net Realized Gains                      (0.65)        (0.41)            -             -             -
   Total Distributions                        (0.74)        (0.43)            -         (0.01)            -
Net Asset Value, End of Period               $12.39        $12.03        $10.67         $9.88         $8.87
                                            ===============================================================
Total Return(c)                                9.55%        17.29%         8.01%        11.54%        19.70%
Net Assets, End of Period (000's)           $10,023       $13,169       $16,927       $18,612       $17,245
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.19%         1.64%         2.36%(h)      2.32%         2.50%
   Total(f)                                    1.19%         1.64%         2.36%(h)      2.32%         3.21%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               1.48%         1.01%(i)      0.23%(i)      0.20%        (0.12)%
 Portfolio Turnover Rate(b)                      13%           24%           28%           61%           76%

                                                                     CLASS C
                                            ----------------------------------------------------------
                                                            For the Period Ended(d,g)
                                                                   October 31,
                                            ----------------------------------------------------------
                                             2007         2006         2005         2004         2003
                                            ------       ------       ------       ------       ------
Net Asset Value, Beginning of Period        $12.01       $10.64        $9.86        $8.87        $7.32
Investment Operations:
 Net Investment Income (Loss)                 0.19         0.12         0.02            -        (0.01)
 Net Realized and Unrealized Gain (Loss)      0.92         1.68         0.77         1.00         1.56
   Total Operations                           1.11         1.80         0.79         1.00         1.55
                                            ----------------------------------------------------------
Distributions:
 From Net Investment Income                  (0.10)       (0.02)       (0.01)       (0.01)           -
 From Net Realized Gains                     (0.65)       (0.41)           -            -            -
   Total Distributions                       (0.75)       (0.43)       (0.01)       (0.01)           -
Net Asset Value, End of Period              $12.37       $12.01       $10.64        $9.86        $8.87
                                            ==========================================================
Total Return(c)                               9.66%       17.45%        7.93%       11.38%       21.17%
Net Assets, End of Period (000's)           $4,474       $5,301       $7,163       $7,586       $1,230
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                     1.07%        1.59%        2.42%(h)     2.50%        2.50%
   Total(f)                                   1.07%        1.59%        2.42%(h)     2.54%        3.21%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              1.59%        1.07%(i)     0.16%(i)     0.04%       (0.12)%
 Portfolio Turnover Rate(b)                     13%          24%          28%          61%          76%

NOTES TO FINANCIAL HIGHLIGHTS
(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser; if any. The impact of recaptured expenses was 0.06%, 0.06% and 0.07% for Class A, Class B and Class C, respectively.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Legg Mason Partners Investors Value is to seek long-term growth of capital. Current income is a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing fund assets principally in:

- common stocks of established U.S. companies

ClearBridge emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risks. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The fund manager employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, ClearBridge looks for:

- company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

- share prices that appear to be temporarily oversold or do not reflect positive company developments.

- share prices that appear to undervalue the company's assets.

- special situations including corporate events, changes in management, regulatory changes or turnaround situations.

The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is composed of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000(R) Value Index (secondary), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
(BAR GRAPH)

1998                                                                             -7.24
1999                                                                              8.32
2000                                                                             17.30
2001                                                                             -1.87
2002                                                                            -20.29
2003                                                                             29.09
2004                                                                             10.00
2005                                                                              5.80
2006                                                                             17.20
2007                                                                              3.25

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          18.74%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (20.39)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-----------------------------------------------------------------------
                                                           10 YEARS OR
                                                             LIFE OF
                                    1 YEAR      5 YEARS      FUND(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes            (2.47)%      11.44%         4.70%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)               (4.25)%       8.85%         3.34%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sale of
    fund shares(3)                 (1.59)%       9.31%         3.69%
-----------------------------------------------------------------------
  Class B                          (1.66)%      12.10%         4.73%
-----------------------------------------------------------------------
  Class C                            2.29%      12.17%        12.48%
-----------------------------------------------------------------------
  S&P 500 Index (reflects no
  deductions for fees, expenses
  or taxes)                          5.49%      12.83%         5.91%
-----------------------------------------------------------------------
  Russell 1000(R) Value Index
  (secondary) (reflects no
  deductions for fees, expenses
  or taxes)                        (0.17)%      14.63%         7.68%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class A and Class B shares commenced operations on February 1, 1997. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
NOTE: Prior to March 1, 2002, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-------------------------------------------------------------------------
       SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Maximum sales charge (load) imposed on     5.50%(a)    None       None
 purchases (as a % of offering price)
-------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          N/A(b)    5.00%(c)   1.00%(d)
 redemption proceeds, whichever is lower)
-------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount     2.00%     2.00%      2.00%
 redeemed)(e)
-------------------------------------------------------------------------
       ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(f)
                                                   CLASS OF SHARES
                                                   ---------------
                                               A         B          C
-------------------------------------------------------------------------
 Management fees                             0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees(g)    0.00%     0.00%      0.00%
 Other expenses                              0.42%     0.41%      0.42%
-------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES        1.22%     1.21%      1.22%
-------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $667       $986      $1,327      $2,287
    B(+)       $123       $895      $1,193      $2,303
    C          $124       $598      $1,098      $2,476
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $667     $986     $1,327      $2,287
    B(+)      $123     $595     $1,093      $2,303
    C         $124     $598     $1,098      $2,476
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   ClearBridge Advisors, LLC ("ClearBridge")
   620 Eighth Avenue
   New York, New York 10018

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.35% of the fund's average daily net assets.

PORTFOLIO MANAGERS:

DIMTRY KHAYKIN and ROBERT FEITLER serve as co-portfolio managers and are responsible for the day-to-day management of this fund.

Mr. Khaykin, Director and Portfolio Manager, joined ClearBridge (or its predecessor firms) in 2003; prior to 2003, he was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Company, Inc. Mr. Khaykin has a B.A. from New York University and an M.B.A. from the Wharton School at the University of Pennsylvania.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

Mr. Feitler, a Managing Director, joined ClearBridge (or its predecessor firms) in 1995. Mr. Feitler has a B.A. in economics from Haverford College and an M.B.A. in finance from the University of Wisconsin.

ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005.

ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                            CLASS A
                                                 --------------------------------------------------------------
                                                                      For the Period Ended
                                                                         October 31,(d)
                                                 --------------------------------------------------------------
                                                  2007         2006           2005          2004          2003
                                                 ------      --------        -------       -------       ------
Net Asset Value, Beginning of Period             $11.12        $14.17         $13.30        $12.51       $10.21
Investment Operations:
 Net Investment Income (Loss)                      0.08          0.11           0.16          0.10         0.08
 Net Realized and Unrealized Gain (Loss)           1.07          1.73           1.11          1.09         2.31
   Total Operations                                1.15          1.84           1.27          1.19         2.39
                                                 --------------------------------------------------------------
Distributions:
 From Net Investment Income                       (0.08)        (0.03)         (0.19)        (0.10)       (0.02)
 From Net Realized Gains                          (2.08)        (4.86)         (0.21)        (0.30)       (0.07)
   Total Distributions                            (2.16)        (4.89)         (0.40)        (0.40)       (0.09)
Net Asset Value, End of Period                   $10.11        $11.12         $14.17        $13.30       $12.51
                                                 ==============================================================

Total Return(c)                                   11.90%        17.14%          9.60%         9.52%       23.57%
Net Assets, End of Period (000's)                $9,238       $10,885        $180,933      $405,455      $233,779
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                          1.21%         1.33%          1.25%         1.25%        1.42%
   Total(f)                                        1.22%         1.33%          1.25%         1.25%        1.42%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                   0.79%         0.95%(i)       1.14%(i)      0.72%        0.71%
 Portfolio Turnover Rate(b)                          12%           23%            47%           33%          32%

                                                                      CLASS B
                                            -----------------------------------------------------------
                                                               For the Period Ended
                                                                  October 31,(d)
                                            -----------------------------------------------------------
                                             2007      2006          2005          2004          2003
                                            -------   -------       -------       -------       -------
Net Asset Value, Beginning of Period         $10.30    $13.48        $12.65        $11.99         $9.84
Investment Operations:
 Net Investment Income (Loss)                  0.07      0.05          -(h)          0.01          0.01
 Net Realized and Unrealized Gain (Loss)       0.97      1.65          1.08          1.05          2.23
   Total Operations                            1.04      1.70          1.08          1.06          2.24
                                            -----------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.06)    (0.02)        (0.04)        (0.10)        (0.02)
 From Net Realized Gains                      (2.08)    (4.86)        (0.21)        (0.30)        (0.07)
   Total Distributions                        (2.14)    (4.88)        (0.25)        (0.40)        (0.09)
Net Asset Value, End of Period                $9.20    $10.30        $13.48        $12.65        $11.99
                                            ===========================================================
Total Return(c)                               11.80%    17.02%         8.53%         8.82%        22.93%
Net Assets, End of Period (000's)            $9,104   $12,677       $17,684       $20,463       $20,102
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.20%     1.57%         2.20%         1.86%         2.07%
   Total(f)                                    1.21%     1.58%         2.24%         1.86%         2.07%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.81%     0.49%         0.02%         0.11%         0.06%
 Portfolio Turnover Rate(b)                      12%       23%           47%           33%           32%

                                                                CLASS C
                                            -------------------------------------------------------------
                                                                For the Period Ended
                                                                  October 31,(d,g)
                                            -------------------------------------------------------------
                                             2007          2006          2005          2004         2003
                                            -------       -------       -------       ------       ------
Net Asset Value, Beginning of Period         $10.24        $13.43        $12.62       $11.99        $9.77
Investment Operations:
 Net Investment Income (Loss)                  0.07          0.05          -(h)        (0.05)        0.01
 Net Realized and Unrealized Gain (Loss)       0.96          1.64          1.08         1.08         2.30
   Total Operations                            1.03          1.69          1.08         1.03         2.31
                                            -------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.06)        (0.02)        (0.06)       (0.10)       (0.02)
 From Net Realized Gains                      (2.08)        (4.86)        (0.21)       (0.30)       (0.07)
   Total Distributions                        (2.14)        (4.88)        (0.27)       (0.40)       (0.09)
Net Asset Value, End of Period                $9.13        $10.24        $13.43       $12.62       $11.99
                                            =============================================================
Total Return(c)                               11.83%        16.99%         8.57%        8.62%       23.81%
Net Assets, End of Period (000's)            $2,469        $3,015        $4,908       $5,981         $797
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.19%         1.60%         2.20%        2.20%        2.07%
   Total(f)                                    1.22%         1.67%         2.38%        2.30%        2.07%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.82%         0.47%(i)      0.03%(i)    (0.37)%       0.05%
 Portfolio Turnover Rate(b)                      12%           23%           47%          33%          32%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h)  Rounds to less than $0.01.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Marsico Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Columbia Management Advisors, LLC ("Columbia"), has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

- common stocks

This fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The fund will normally hold a core position of between 35 and 50 common stocks. The fund may hold a limited number of additional common securities at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the fund, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

As part of this fundamental "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers, and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the fund generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the fund also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets, (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of two broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000(R) Growth Index (secondary), which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR GRAPH)                    ------------------

2000                                                                             -8.22
2001                                                                            -14.19
2002                                                                            -27.12
2003                                                                             27.23
2004                                                                             11.31
2005                                                                              7.10
2006                                                                              5.89
2007                                                                             18.52

------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.50%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (16.03)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                  5         LIFE OF
                                     1 YEAR     YEARS       FUND(2)
---------------------------------------------------------------------
  Class A
---------------------------------------------------------------------
    Return before taxes              12.00%    12.45%        3.07%
---------------------------------------------------------------------
    Return after taxes on
    distributions(3)                 12.00%    12.45%        3.01%
---------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                         7.80%    10.91%        2.62%
---------------------------------------------------------------------
  Class B                            13.58%    13.12%        3.14%
---------------------------------------------------------------------
  Class C                            17.68%    13.26%       12.20%
---------------------------------------------------------------------
  S&P 500 Index (reflects no
  deductions for fees, expenses or
  taxes)                              5.49%    12.83%        3.61%
---------------------------------------------------------------------
  Russell 1000(R) Growth Index
  (secondary) (reflects no
  deductions for fees, expenses or
  taxes)                             11.81%    12.10%        0.43%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class A and Class B shares commenced operations on March 1, 1999. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to November 1, 2002, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on        5.50%(a)    None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    N/A(b)    5.00%(c)   1.00%(d)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading days
 or less (as a percentage of amount             2.00%     2.00%      2.00%
 redeemed)(e)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(f)
                                                      CLASS OF SHARES
                                                      ---------------
                                                  A         B          C
----------------------------------------------------------------------------
 Management fees                                0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees(g)       0.00%     0.00%      0.00%
 Other expenses                                 0.40%     0.37%      0.22%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES           1.20%     1.17%      1.02%
----------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

    net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.(*)

-------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
    A          $666       $980      $1,317     $2,266
    B(+)       $119       $883      $1,173     $2,266
    C          $104       $537      $  996     $2,268
-------------------------------------------------------

--------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
--------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
    A         $666     $980     $1,317     $2,266
    B(+)      $119     $583     $1,073     $2,266
    C         $104     $537     $  996     $2,268
--------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(* )The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Columbia Management Advisors, LLC ("Columbia")
   101 South Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million............................     0.40%
Next $250 million.............................    0.375%
Next $500 million.............................     0.35%
Over $1 billion...............................     0.30%

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17(th) Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                            CLASS A
                                                ---------------------------------------------------------------
                                                                    For the Period Ended(d)
                                                                          October 31,
                                                ---------------------------------------------------------------
                                                  2007          2006          2005          2004          2003
                                                --------       -------       -------       -------       ------
Net Asset Value, Beginning of Period              $11.02        $10.32         $9.15         $8.97        $7.56
Investment Operations:
 Net Investment Income (Loss)                       0.01         (0.05)        (0.03)        (0.05)       (0.08)
 Net Realized and Unrealized Gain (Loss)            3.28          0.75          1.20          0.23         1.49
   Total Operations                                 3.29          0.70          1.17          0.18         1.41
                                                ---------------------------------------------------------------
Distributions:
 From Net Investment Income                            -             -             -             -            -
 From Net Realized Gains                               -             -             -             -            -
   Total Distributions                                 -             -             -             -            -
Net Asset Value, End of Period                    $14.31        $11.02        $10.32         $9.15        $8.97
                                                ===============================================================

Total Return(c)                                    29.85%         6.78%        12.79%         2.01%       18.65%
Net Assets, End of Period (000's)                 $8,451        $9,362       $102,906      $37,186       $34,167
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                           1.20%         1.34%         1.35%(h)      1.52%        1.75%
   Total(f)                                         1.20%         1.34%         1.35%(h)      1.52%        1.80%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                    0.08%        (0.43)%(i)    (0.30)%       (0.58)%      (0.97)%
 Portfolio Turnover Rate(b)                           40%           62%           74%           85%         129%

                                                                     CLASS B
                                            ----------------------------------------------------------
                                                             For the Period Ended(d)
                                                                   October 31,
                                            ----------------------------------------------------------
                                             2007     2006          2005          2004          2003
                                            ------   -------       -------       -------       -------
Net Asset Value, Beginning of Period        $10.47     $9.83         $8.80         $8.68         $7.36
Investment Operations:
 Net Investment Income (Loss)                 0.01     (0.07)        (0.12)        (0.10)        (0.12)
 Net Realized and Unrealized Gain (Loss)      3.13      0.71          1.15          0.22          1.44
   Total Operations                           3.14      0.64          1.03          0.12          1.32
                                            ----------------------------------------------------------
Distributions:
 From Net Investment Income                      -         -             -             -             -
 From Net Realized Gains                         -         -             -             -             -
   Total Distributions                           -         -             -             -             -
Net Asset Value, End of Period              $13.61    $10.47         $9.83         $8.80         $8.68
                                            ==========================================================
Total Return(c)                              29.99%     6.51%        11.70%         1.38%        17.93%
Net Assets, End of Period (000's)           $11,589  $13,327       $20,650       $19,792       $19,723
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                     1.17%     1.58%         2.31%(h)      2.13%         2.40%
   Total(f)                                   1.17%     1.58%         2.31%(h)      2.13%         2.45%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              0.10%    (0.64)%(i)    (1.24)%(i)    (1.19)%       (1.62)%
 Portfolio Turnover Rate(b)                     40%       62%           74%           85%          129%

                                                                       CLASS C
                                            -------------------------------------------------------------
                                                              For the Period Ended(d,g)
                                                                     October 31,
                                            -------------------------------------------------------------
                                             2007          2006          2005          2004         2003
                                            -------       -------       -------       ------       ------
Net Asset Value, Beginning of Period         $10.47         $9.81        $ 8.78        $8.68        $7.18
Investment Operations:
 Net Investment Income (Loss)                  0.03         (0.05)        (0.11)       (0.12)       (0.12)
 Net Realized and Unrealized Gain (Loss)       3.12          0.71          1.14         0.22         1.62
   Total Operations                            3.15          0.66          1.03         0.10         1.50
                                            -------------------------------------------------------------
Distributions:
 From Net Investment Income                       -             -             -            -            -
 From Net Realized Gains                          -             -             -            -            -
   Total Distributions                            -             -             -            -            -
Net Asset Value, End of Period               $13.62        $10.47        $ 9.81        $8.78        $8.68
                                            =============================================================
Total Return(c)                               30.09%         6.73%        11.69%        1.27%       20.89%
Net Assets, End of Period (000's)            $8,455        $8,140       $12,009       $9,379       $1,200
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.02%         1.46%         2.26%(h)     2.40%        2.40%
   Total(f)                                    1.02%         1.46%         2.26%(h)     2.40%        2.46%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               0.23%        (0.52)%(i)    (1.20)%(i)   (1.38)%      (1.62)%
 Portfolio Turnover Rate(b)                      40%           62%           74%          85%         129%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.03%, 0.03% and 0.03% for Class A, Class B and Class C, respectively.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Jennison Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom up" approach, researching and evaluating individual companies, to manage the fund's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

- superior absolute and relative earnings growth

- above average revenue and earnings per share growth

- sustainable or improving profitability

- strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the fund is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

- strong market position with a defensible franchise

- unique marketing competence

- strong research and development leading to superior new product flow

- capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The fund may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000(R) Growth Index, a widely recognized unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
[BAR GRAPH]                    ------------------

1998                                                                             -5.34
1999                                                                             29.33
2000                                                                            -28.56
2001                                                                             10.06
2002                                                                            -20.92
2003                                                                             30.94
2004                                                                             10.20
2005                                                                             13.67
2006                                                                              1.19
2007                                                                             11.13

-----------------------------------------------------------
CLASS A SHARES:             QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:              12/31/1998          24.98%
-----------------------------------------------------------
  Worst Quarter:              9/30/1998         (24.42)%
-----------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                                             10 YEARS OR
                                                               LIFE OF
                                      1 YEAR      5 YEARS      FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes                5.00%      11.77%        2.87%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                   5.00%      11.58%        2.03%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                          3.25%      10.28%        1.97%
------------------------------------------------------------------------
  Class B                              6.14%      12.44%        2.92%
------------------------------------------------------------------------
  Class C                             10.11%      12.62%       12.94%
------------------------------------------------------------------------
  Russell 1000(R) Growth Index
  (reflects no deductions for fees,
  expenses or taxes)                  11.81%      12.10%        3.83%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class A and Class B shares commenced operations on February 1, 1996. Class C shares commenced operations on November 11, 2002. Returns for Class C are from the date of inception of that class.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to December 1, 2000, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser. Prior to March 1, 2004, the fund employed different investment strategies than its current investment strategies.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                                A         B          C
--------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      5.50%(a)    None       None
 purchases (as a % of offering price)
--------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption  N/A(b)    5.00%(c)   1.00%(d)
 proceeds, whichever is lower)
--------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%     2.00%      2.00%
 redeemed)(e)
--------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(f)
                                                    CLASS OF SHARES
                                                    ---------------
                                                A         B          C
--------------------------------------------------------------------------
 Management fees                              0.80%     0.80%      0.80%
 Distribution and service (12b-1) fees(g)     0.00%     0.00%      0.00%
 Other expenses                               0.50%     0.43%      0.40%
--------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         1.30%     1.23%      1.20%
--------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $675      $1,009     $1,367      $2,369
    B(+)       $125      $  901     $1,203      $2,339
    C          $122      $  592     $1,088      $2,456
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $675    $1,009    $1,367      $2,369
    B(+)      $125    $  601    $1,103      $2,339
    C         $122    $  592    $1,088      $2,456
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $500 million............    0.775%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion up to $1.5 billion..............    0.675%
Over $1.5 billion...............................     0.65%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Jennison Associates LLC ("Jennison")
   466 Lexington Avenue
   New York, New York 10017

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.40%
Over $250 million up to $500 million.............    0.35%
Over $500 million up to $1 billion...............    0.30%
Over $1 billion up to $1.5 billion...............    0.25%
Over $1.5 billion................................    0.20%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/ Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and BLAIR A. BOYER are the portfolio managers of the fund. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

MICHAEL A. DEL BALSO joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

SPIROS "SIG" SEGALAS was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

BLAIR A. BOYER is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in economics. He received a M.B.A. in finance from New York University in 1989.

The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                         CLASS A
                                                ----------------------------------------------------------
                                                                 For the Period Ended(d)
                                                                       October 31,
                                                ----------------------------------------------------------
                                                 2007        2006         2005         2004         2003
                                                ------      -------      -------      -------      -------
Net Asset Value, Beginning of Period            $11.35       $11.06        $9.52        $8.54        $6.88
Investment Operations:
 Net Investment Income (Loss)                    (0.02)       (0.06)       (0.03)       (0.07)       (0.04)
 Net Realized and Unrealized Gain (Loss)          2.06         0.56         1.57         1.05         1.70
   Total Operations                               2.04         0.50         1.54         0.98         1.66
                                                ----------------------------------------------------------
Distributions:
 From Net Investment Income                          -            -            -            -            -
 From Net Realized Gains                         (0.46)       (0.21)           -            -            -
   Total Distributions                           (0.46)       (0.21)           -            -            -
Net Asset Value, End of Period                  $12.93       $11.35       $11.06        $9.52        $8.54
                                                ==========================================================

Total Return(c)                                  18.59%        4.44%       16.18%       11.48%       24.13%
Net Assets, End of Period (000's)               $9,065      $10,924      $64,920      $57,760      $18,833
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                         1.30%        1.41%        1.41%        1.59%        1.75%
   Total(f)                                       1.30%        1.41%        1.41%        1.59%        1.90%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                 (0.21)%      (0.56)%(h)   (0.33)%(h)   (0.79)%      (0.54)%
 Portfolio Turnover Rate(b)                         63%          80%          86%         147%         100%

                                                                      CLASS B
                                            -----------------------------------------------------------
                                                              For the Period Ended(d)
                                                                    October 31,
                                            -----------------------------------------------------------
                                             2007         2006         2005         2004         2003
                                            -------      -------      -------      -------      -------
Net Asset Value, Beginning of Period         $10.63       $10.39        $9.03        $8.14        $6.60
Investment Operations:
 Net Investment Income (Loss)                 (0.01)       (0.08)       (0.11)       (0.12)       (0.08)
 Net Realized and Unrealized Gain (Loss)       1.93         0.53         1.47         1.01         1.62
   Total Operations                            1.92         0.45         1.36         0.89         1.54
                                            -----------------------------------------------------------
Distributions:
 From Net Investment Income                       -            -            -            -            -
 From Net Realized Gains                      (0.46)       (0.21)           -            -            -
   Total Distributions                        (0.46)       (0.21)           -            -            -
Net Asset Value, End of Period               $12.09       $10.63       $10.39        $9.03        $8.14
                                            ===========================================================
Total Return(c)                               18.72%        4.24%       15.06%       10.93%       23.33%
Net Assets, End of Period (000's)           $13,754      $17,590      $32,778      $34,667      $37,500
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.23%        1.62%        2.27%        2.24%        2.40%
   Total(f)                                    1.23%        1.62%        2.27%        2.24%        2.55%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              (0.14)%      (0.75)%(h)   (1.18)%      (1.37)%      (1.19)%
 Portfolio Turnover Rate(b)                      63%          80%          86%         147%         100%

                                                                      CLASS C
                                            -----------------------------------------------------------
                                                             For the Period Ended(d,g)
                                                                    October 31,
                                            -----------------------------------------------------------
                                             2007         2006         2005         2004         2003
                                            -------      -------      -------      -------      -------
Net Asset Value, Beginning of Period         $10.66       $10.41        $9.05        $8.14        $6.60
Investment Operations:
 Net Investment Income (Loss)                 (0.01)       (0.08)       (0.12)       (0.15)       (0.09)
 Net Realized and Unrealized Gain (Loss)       1.93         0.54         1.48         1.06         1.63
   Total Operations                            1.92         0.46         1.36         0.91         1.54
                                            -----------------------------------------------------------
Distributions:
 From Net Investment Income                       -            -            -            -            -
 From Net Realized Gains                      (0.46)       (0.21)           -            -            -
   Total Distributions                        (0.46)       (0.21)           -            -            -
Net Asset Value, End of Period               $12.12       $10.66       $10.41        $9.05        $8.14
                                            ===========================================================
Total Return(c)                               18.67%        4.33%       15.03%       11.18%       23.33%
Net Assets, End of Period (000's)            $4,928       $6,130      $11,163      $13,717         $607
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      1.20%        1.66%        2.37%        2.39%        2.40%
   Total(f)                                    1.20%        1.66%        2.37%        2.39%        2.55%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              (0.10)%      (0.79)%(h)   (1.20)%(h)   (1.68)%      (1.19)%
 Portfolio Turnover Rate(b)                      63%          80%          86%         147%         100%

(a)  Annualized.
(b)  Not Annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on the average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA MFS INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica MFS International Equity is to seek capital growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, MFS Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies.

Under normal market conditions, the fund invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the fund, the sub-adviser is not constrained to any particular investment style. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser may invest the fund's assets in companies of any size.

The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a "bottom-up" investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and

TRANSAMERICA MFS INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GEOGRAPHIC CONCENTRATION
Because the fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of

TRANSAMERICA MFS INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign securities and short-term price volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total return for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

1998                                                                             11.21
1999                                                                             30.63
2000                                                                            -12.43
2001                                                                            -25.05
2002                                                                            -20.05
2003                                                                             23.45
2004                                                                             14.13
2005                                                                             10.77
2006                                                                             23.19
2007                                                                              8.54

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               12/31/1999           23.80%
------------------------------------------------------------
  Worst Quarter:               9/30/2002         (19.74)%
------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-----------------------------------------------------------------------
                                                             10 YEARS
                                                            OR LIFE OF
                                     1 YEAR      5 YEARS      FUND(2)
-----------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------
    Return before taxes               2.67%      14.56%        4.17%
-----------------------------------------------------------------------
    Return after taxes on
    distributions(3)                  0.14%      10.14%        1.78%
-----------------------------------------------------------------------
    Return after taxes on
    distributions and sale of fund
    shares(3)                         1.78%      11.25%        2.76%
-----------------------------------------------------------------------
  Class B                             3.40%      15.36%        4.23%
-----------------------------------------------------------------------
  Class C                             7.77%      15.40%       14.86%
-----------------------------------------------------------------------
  MSCI-EAFE Index (reflects no
  deductions for fees, expenses or
  taxes)                             11.63%      22.08%        9.04%
-----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class A and Class B shares commenced operations on February 1, 1997. Class C shares commenced operations on November 11, 2002.
(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
NOTE: Prior to July 3, 2006, a different sub-adviser managed this fund, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

TRANSAMERICA MFS INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                    CLASS OF SHARES
                                                    ---------------
                                              A          B            C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%(a)    None         None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or         N/A(b)    5.00%(c)     1.00%(d)
 redemption proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount    2.00%      2.00%        2.00%
 redeemed)(e)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(f)
                                                    CLASS OF SHARES
                                                    ---------------
                                              A          B            C
----------------------------------------------------------------------------
 Management fees                            0.92%      0.92%        0.92%
 Distribution and service (12b-1) fees(g)   0.00%      0.00%        0.00%
 Other expenses                             0.89%      0.87%        0.74%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES       1.81%      1.79%        1.66%
----------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $724      $1,157     $1,615      $2,880
    B(+)       $182      $1,071     $1,486      $2,894
    C          $169      $  731     $1,321      $2,919
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $724    $1,157    $1,615      $2,880
    B(+)      $182    $  771    $1,386      $2,894
    C         $169    $  731    $1,321      $2,919
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million............................    0.925%
Over $250 million up to $500 million..........     0.90%
Over $500 million up to $1 billion............     0.85%
Over $1 billion...............................     0.80%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.92% of the fund's average daily net assets.

SUB-ADVISER:

   MFS Investment Management ("MFS")
   500 Boylston Street
   Boston, Massachusetts 02116

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $500 million............................    0.475%
Next $500 million.............................     0.45%
Over $1 billion...............................     0.40%

TRANSAMERICA MFS INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

The fund managers on the investment team are:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the fund. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the fund. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of the University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MFS INTERNATIONAL EQUITY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                          CLASS A
                                                -----------------------------------------------------------
                                                                  For the Period Ended(d)
                                                                        October 31,
                                                -----------------------------------------------------------
                                                  2007      2006         2005          2004          2003
                                                --------   -------      -------      --------      --------
Net Asset Value, Beginning of Period               $8.07    $10.07        $8.81         $8.03         $7.00
Investment Operations:
 Net Investment Income (Loss)                       0.05      0.03         0.03             -(h)       0.02
 Net Realized and Unrealized Gain (Loss)            0.96      1.76         1.30          0.80          1.01
   Total Operations                                 1.01      1.79         1.33          0.80          1.03
                                                -----------------------------------------------------------
Distributions:
 From Net Investment Income                        (0.18)    (0.08)       (0.07)        (0.02)            -
 From Net Realized Gains                           (3.95)    (3.71)           -             -             -
   Total Distributions                             (4.13)    (3.79)       (0.07)        (0.02)            -
Net Asset Value, End of Period                     $4.95     $8.07       $10.07         $8.81         $8.03
                                                ===========================================================

Total Return(c)                                    20.00%    24.04%       15.17%         9.95%        14.71%
Net Assets, End of Period (000's)                $10,194   $11,604      $67,656      $187,608      $152,086
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                           1.61%     1.48%        1.56%         1.59%         1.78%
   Total(f)                                         1.81%     1.92%        1.56%         1.59%         2.39%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                    1.11%     0.39%(i)     0.36%(i)     (0.05)%        0.23%
 Portfolio Turnover Rate(b)                           26%      131%          82%          159%          220%

                                                                     CLASS B
                                            ----------------------------------------------------------
                                                             For the Period Ended(d)
                                                                   October 31,
                                            ----------------------------------------------------------
                                             2007        2006         2005         2004         2003
                                            ------      -------      -------      -------      -------
Net Asset Value, Beginning of Period         $7.50        $9.62        $8.41        $7.70        $6.76
Investment Operations:
 Net Investment Income (Loss)                 0.05         0.01            -(h)     (0.04)       (0.03)
 Net Realized and Unrealized Gain (Loss)      0.85         1.65         1.21         0.77         0.97
   Total Operations                           0.90         1.66         1.21         0.73         0.94
                                            ----------------------------------------------------------
Distributions:
 From Net Investment Income                  (0.17)       (0.07)           -(h)     (0.02)           -
 From Net Realized Gains                     (3.95)       (3.71)           -            -            -
   Total Distributions                       (4.12)       (3.78)           -        (0.02)           -
Net Asset Value, End of Period               $4.28        $7.50        $9.62        $8.41        $7.70
                                            ==========================================================
Total Return(c)                              20.12%       23.78%       14.41%        9.46%       13.91%
Net Assets, End of Period (000's)           $13,841     $16,091      $21,069      $20,153      $21,421
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                     1.59%        1.69%        2.34%        2.09%        2.44%
   Total(f)                                   1.79%        2.20%        2.72%        2.09%        3.05%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              1.13%        0.17%(i)    (0.01)%(i)   (0.46)%      (0.42)%
 Portfolio Turnover Rate(b)                     26%         131%          82%         159%         220%

                                                                   CLASS C
                                            ------------------------------------------------------
                                                          For the Period Ended(d,g)
                                                                 October 31,
                                            ------------------------------------------------------
                                             2007        2006        2005        2004        2003
                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Period         $7.41       $9.55       $8.40       $7.70       $6.73
Investment Operations:
 Net Investment Income (Loss)                 0.05        0.01           -(h)    (0.09)      (0.03)
 Net Realized and Unrealized Gain (Loss)      0.84        1.63        1.20        0.81        1.00
   Total Operations                           0.89        1.64        1.20        0.72        0.97
                                            ------------------------------------------------------
Distributions:
 From Net Investment Income                  (0.17)      (0.07)      (0.05)      (0.02)          -
 From Net Realized Gains                     (3.95)      (3.71)          -           -           -
   Total Distributions                       (4.12)      (3.78)      (0.05)      (0.02)          -
Net Asset Value, End of Period               $4.18       $7.41       $9.55       $8.40       $7.70
                                            ======================================================
Total Return(c)                              20.26%      23.77%      14.36%       9.33%      14.41%
Net Assets, End of Period (000's)           $5,332      $6,089      $8,737      $9,166        $568
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                     1.51%       1.70%       2.34%       2.40%       2.44%
   Total(f)                                   1.66%       2.08%       2.70%       2.49%       3.04%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              1.19%       0.17%      (0.01)%(i)  (1.07)%     (0.42)%
 Portfolio Turnover Rate(b)                     26%        131%         82%        159%        220%

NOTES TO FINANCIAL HIGHLIGHTS
(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h)  Rounds to less than $(0.01) per share.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Clarion Global Real Estate Securities is long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, ING Clarion Real Estate Securities, LP ("Clarion"), seeks to achieve its objective by investing principally in equity securities of real estate companies which include:

- common stocks

- convertible securities

Under normal conditions, the fund will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industry to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The fund's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process for constructing the fund's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the fund for a variety of reasons, such as to secure gains, limit losses, or redeploy fund investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of fund investments to achieve the fund's investment objective.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit ("REMIC") certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the fund does not directly invest in real estate.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

- declining real estate value

- risks relating to general and local economic conditions

- over-building

- increased competition for assets in local and regional markets

- increases in property taxes

- increases in operating expenses or interest rates

- change in neighborhood value or the appeal of properties to tenants

- insufficient levels of occupancy

- inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- REITS
Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual returns for different periods compare to the returns of a broad measure of market performance, the S&P/ Citigroup World Property Index, a widely recognized unmanaged index of market performance which measures the performance of stocks of companies worldwide that derive more than 60% of their sales from property or real estate-related activities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------
[BAR CHART]

2004                                                                             32.60
2005                                                                             12.82
2006                                                                             41.63
2007                                                                             -7.20

-----------------------------------------------------------
CLASS A SHARES:              QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               12/31/2004          18.24%
-----------------------------------------------------------
  Worst Quarter:              12/31/2007         (10.61)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                                           LIFE OF
                                                1 YEAR     FUND(2)
-------------------------------------------------------------------
  Class A
-------------------------------------------------------------------
    Return before taxes                        (12.32)%    20.99%
-------------------------------------------------------------------
    Return after taxes on distributions(3)     (16.91)%    17.16%
-------------------------------------------------------------------
    Return after taxes on distributions and
    sale of fund shares(3)                      (7.55)%    16.49%
-------------------------------------------------------------------
  Class B                                      (11.16)%    21.79%
-------------------------------------------------------------------
  Class C                                       (7.96)%    21.83%
-------------------------------------------------------------------
  S&P/Citigroup World Property Index
  (reflects no deduction for fees, expenses
  or taxes)                                     (7.25)%    24.75%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

(2) The fund commenced operations on March 1, 2003.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to November 1, 2005, the fund employed different investment strategies than its current investment strategies.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges "CDSC" are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
          SHAREHOLDER FEES (fees paid directly from your investment)
                                                  CLASS OF SHARES
                                                  ---------------
                                              A          B          C
------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on    5.50%(a)     None      None
 purchases (as a % of offering price)
------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as
 a percentage of purchase price or          N/A(b)    5.00%(c)   1.00%(d)
 redemption proceeds, whichever is lower)
------------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount    2.00%      2.00%      2.00%
 redeemed)(e)
------------------------------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(f)
                                                  CLASS OF SHARES
                                                  ---------------
                                              A          B          C
------------------------------------------------------------------------------
 Management fees                            0.79%      0.79%      0.79%
 Distribution and service (12b-1) fees(g)   0.00%      0.00%      0.00%
 Other expenses                             0.34%      0.35%      0.27%
------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES       1.13%      1.14%      1.06%
------------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0% 6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $659       $960      $1,282      $2,193
    B+         $116       $874      $1,157      $2,224
    C          $108       $549      $1,016      $2,310
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $659     $960     $1,282      $2,193
    B+        $116     $574     $1,057      $2,224
    C         $108     $549     $1,016      $2,310
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million..............................     0.80%
Over $250 million up to $500 million............    0.775%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion.................................     0.65%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

SUB-ADVISER:

   ING Clarion Real Estate Securities LP ("Clarion")
   201 King of Prussia Road, Suite 600
   Radnor, Pennsylvania 19087

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.40%
Over $250 million up to $500 million.............   0.375%
Over $500 million up to $1 billion...............    0.35%
Over $1 billion..................................    0.30%

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA AND STEVEN D. BURTON, CFA, serve as co-managers of this fund.

T. RITSON FERGUSON, CFA, is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

JOSEPH P. SMITH, CFA, is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

STEVEN D. BURTON, CFA, is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                               For the Period Ended(d,g)
                                                                      October 31,
                                            ----------------------------------------------------------------
                                              2007          2006          2005          2004          2003
                                            --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period          $20.30        $16.13        $13.99        $12.25        $10.00
Investment Operations:
 Net Investment Income (Loss)                   0.31       0.13(i)          0.27          0.28          0.43
 Net Realized and Unrealized Gain (Loss)        2.45       5.59(i)          2.46          3.05          1.95
 Total Operations                               2.76          5.72          2.73          3.33          2.38
                                            ----------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.75)        (0.17)        (0.41)        (0.53)        (0.13)
 From Net Realized Gains                       (1.78)        (1.38)        (0.18)        (1.06)            -
   Total Distributions                         (2.53)        (1.55)        (0.59)        (1.59)        (0.13)
Net Value, End of Period                      $20.53        $20.30        $16.13        $13.99        $12.25
                                            ================================================================

Total Return(c)                                14.79%        38.39%        19.87%        29.30%        23.80%
Net Assets, End of Period (000's)             $6,050        $7,199      $139,290      $125,423       $64,090
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       1.13%         1.30%         1.25%         1.30%         1.75%
   Total(f)                                     1.13%         1.30%         1.25%         1.30%         1.76%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                1.02%         0.77%(hi)     1.77%(h)      2.16%         5.55%
 Portfolio Turnover Rate(b)                       72%           76%           66%           73%           95%

                                                                      CLASS B
                                            -----------------------------------------------------------
                                                             For the Period Ended(d,g)
                                                                    October 31,
                                            -----------------------------------------------------------
                                              2007          2006         2005         2004        2003
                                            --------      --------      -------      ------      ------
Net Asset Value, Beginning of Period          $20.25        $16.14       $13.99      $12.22      $10.00
Investment Operations:
 Net Investment Income (Loss)                   0.31       0.11(i)         0.06        0.25        0.38
 Net Realized and Unrealized Gain (Loss)        2.44       5.57(i)         2.49        3.03        1.95
 Total Operations                               2.75          5.68         2.55        3.28        2.33
                                            -----------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.75)        (0.19)       (0.22)      (0.45)      (0.11)
 From Net Realized Gains                       (1.78)        (1.38)       (0.18)      (1.06)          -
   Total Distributions                         (2.53)        (1.57)       (0.40)      (1.51)      (0.11)
Net Value, End of Period                      $20.47        $20.25       $16.14      $13.99      $12.22
                                            ===========================================================
Total Return(c)                                14.77%        38.20%       18.45%      28.96%      23.33%
Net Assets, End of Period (000's)             $4,004        $6,323       $6,644      $4,042      $1,804
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       1.14%         1.55%        2.38%       1.51%       2.40%
   Total(f)                                     1.14%         1.55%        2.38%       1.51%       2.41%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                1.02%         0.64%(i)     0.42%(h)    1.97%       4.91%
 Portfolio Turnover Rate(b)                       72%           76%          66%         73%         95%

                                                                    CLASS C
                                            --------------------------------------------------------
                                                           For the Period Ended(d,g)
                                                                  October 31,
                                            --------------------------------------------------------
                                              2007         2006        2005        2004        2003
                                            --------      ------      ------      ------      ------
Net Asset Value, Beginning of Period          $20.09      $16.02      $13.92      $12.22      $10.00
Investment Operations:
 Net Investment Income (Loss)                   0.32      0.11(i)       0.11        0.17        0.38
 Net Realized and Unrealized Gain (Loss)        2.44      5.54(i)       2.44        3.04        1.95
 Total Operations                               2.76        5.65        2.55        3.21        2.33
                                            --------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.77)      (0.20)      (0.27)      (0.45)      (0.11)
 From Net Realized Gains                       (1.78)      (1.38)      (0.18)      (1.06)          -
   Total Distributions                         (2.55)      (1.58)      (0.45)      (1.51)      (0.11)
Net Value, End of Period                      $20.30      $20.09      $16.02      $13.92      $12.22
                                            ========================================================
Total Return(c)                                14.95%      38.30%      18.53%      28.32%      23.33%
Net Assets, End of Period (000's)             $2,459      $2,963      $5,632      $5,325      $1,913
Ratios/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       1.06%       1.52%       2.27%       2.22%       2.40%
   Total(f)                                     1.06%       1.52%       2.27%       2.22%       2.41%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                1.09%       0.64%(hi)   0.76%       1.32%       4.91%
 Portfolio Turnover Rate(b)                       72%         76%         66%         73%         95%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on March 1, 2003.
(h) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.
(i) For the year ended October 31, 2006, Net Investment Income (Loss), Net Realized and Unrealized Gains ( Loss), and Net Investment Income (Loss) to Average Net Assets are inclusive of adjustments to dividend income resulting from differences between estimated and actual amounts for REIT investments. The adjustments for all classes include a decrease of $0.06, and an increase of $0.06 to Net Investment Income (Loss) and Net Realized and Unrealized Gains (Loss), respectively. The ratio of Net Investment Income (Loss) to Average Net Assets was decreased by 0.37%.

TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Evergreen Health Care is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Evergreen Investment Management Company, LLC ("Evergreen"), seeks to achieve this objective by investing, under normal circumstances, at least 80% of the fund's net assets in the equity securities of "health care companies." A company is generally deemed to be a "health care company" if it develops, produces or distributes products or services related to the health care or medical industries and derives a substantial portion (i.e., more than 50%) of its revenue from products and services in health care. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and health care information and service providers. The fund may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies to invest in, Evergreen looks for strong management, growing product lines, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both Evergreen's estimate of their fundamental investment value and their relative attractiveness compared to their business competitors. Evergreen generally does not take portfolio turnover into account in making investment decisions. This means that the fund could have a high portfolio turnover (100% or more) in any fiscal year.

The fund may invest in securities of both domestic and foreign issuers. There is no limit to the amount the fund may invest in foreign securities.

The fund may invest in futures and options, which are forms of derivatives. Such practices may be used for any purpose, including to hedge the fund's portfolio to protect against market decline, to maintain the fund's exposure to its market, to manage cash or to attempt to increase income. In addition, the fund may also engage in short sales of securities for any purpose, including to hedge the fund's portfolio, to protect against market decline, to maintain the fund's exposure to its market, to manage cash or to attempt to increase income.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- HEALTH CARE SECTOR
To the extent the fund invests a significant portion of its assets in one or more economic sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the sectors or industries than if the fund always maintained wide diversity among the sectors and industries in which it invests.

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies generally can fluctuate dramatically due to changes in the regulatory or competitive environments.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurence than a more diversified portfolio might be.

- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in healthcare companies, and can accept the potential for above-average price fluctuations. The fund should not represent an investor's complete investment program or be used for short-term trading purposes.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 1500 Super Composite Health Care Index ("S&P 1500 Health Care Index"), an unmanaged capitalization-weighted index tracking the performance of health care stocks within the S&P 500, S&P MidCap 400 and the S&P 600 Indexes. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS A SHARES
[BAR CHART]                    ------------------

2003                                                                             34.75
2004                                                                             13.95
2005                                                                             11.40
2006                                                                             14.68
2007                                                                              8.18

------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          17.88%
------------------------------------------------------------
  Worst Quarter:                3/31/2005          (9.40)%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

----------------------------------------------------------------------
                                                             LIFE OF
                                    1 YEAR      5 YEARS      FUND(2)
----------------------------------------------------------------------
  Class A
----------------------------------------------------------------------
    Return before taxes              2.23%      14.93%        8.58%
----------------------------------------------------------------------
    Return after taxes on
    distributions(3)               (0.63)%      13.05%        7.05%
----------------------------------------------------------------------
    Return after taxes on
    distributions and sale of
    fund shares(3)                   1.47%      12.18%        6.72%
----------------------------------------------------------------------
  Class B                            3.20%      15.57%        9.06%
----------------------------------------------------------------------
  Class C                            7.22%      15.62%       14.89%
----------------------------------------------------------------------
  S&P 1500 Health Care Index
    (reflects no deductions for
    fees, expenses or taxes)         8.00%       8.59%        3.73%
----------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to March 1, 2006, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                   CLASS OF SHARES
                                                   ---------------
                                             A         B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on   5.50%(a)    None      None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage of purchase price or    N/A(b)    5.00%(c)   1.00%(d)
 redemption proceeds, whichever is
 lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount   2.00%     2.00%      2.00%
 redeemed)(e)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(f)
                                                CLASS OF SHARES
                                                ---------------
                                             A         B          C
----------------------------------------------------------------------------
 Management fees                           0.84%     0.84%      0.84%
 Distribution and service (12b-1)          0.00%     0.00%      0.00%
 fees(g)
 Other expenses                            0.40%     0.40%      0.29%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.24%     1.24%      1.13%
----------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $669       $992      $1,337      $2,307
    B(+)       $126       $904      $1,209      $2,332
    C          $115       $570      $1,052      $2,383
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $669     $992     $1,337      $2,307
    B(+)      $126     $604     $1,109      $2,332
    C         $115     $570     $1,052      $2,383
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $100 million...............................    0.87%
Over $100 million up to $250 million.............    0.85%
Over $250 million................................    0.80%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.84% of the fund's average daily net assets.

SUB-ADVISER:

   Evergreen Investment Management Company, LLC
     ("Evergreen")
   200 Berkeley Street
   Boston, Massachusetts 02116-5034

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specific percentage of the fund's average daily net assets):

First $100 million...............................    0.42%
Over $100 million up to $250 million.............    0.40%
Over $250 million................................    0.35%

PORTFOLIO MANAGER:

ROBERT JUNKIN is Managing Director and Senior Portfolio Manager on the Evergreen Health Care Fund with Evergreen's Equity Management group. He has been with Evergreen since 2007. Previously, Mr. Junkin served as a Vice President and Portfolio Manager with MFC Global Investment Management where he was responsible for the John Hancock Health Sciences Fund (2005-2007), and a co-manager for the Large Cap Equity Portfolio (2003-2007). Additionally, he served as a Vice President and Portfolio Manager with Pioneer Investments on large- and mid-cap growth funds (1997-2002). Mr. Junkin spent several years as a Senior Research Analyst with ABN Amro and Mabon Securities covering the medical technology and health services industries. Mr. Junkin also has direct industry experience with the biotechnology firm Elan Pharma where he served as a Finance Manager from 1991-1992. He began his career at Price Waterhouse in 1988 and has been working in the investment industry since 1992. He received a B.A. in economics from the University of Pennsylvania and an M.S. in accounting from Northeastern University.

Evergreen has provided investment advisory services to various clients for more than 70 years.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                 CLASS A
                                                  ---------------------------------------------------------------------
                                                                         For the Period Ended(d)
                                                                               October 31,
                                                  ---------------------------------------------------------------------
                                                   2007           2006            2005            2004           2003
                                                  ------        --------        --------        --------        -------
Net Asset Value, Beginning of Period              $14.06        $  12.44        $  10.84        $  10.14        $  8.28
Investment Operations
 Net Investment Income (Loss)                      (0.01)          (0.07)          (0.12)          (0.13)         (0.16)
 Net Realized and Unrealized Gain (Loss)            1.73            2.41            1.82            1.18           2.02
 Total Operations                                   1.72            2.34            1.70            1.05           1.86
                                                  ---------------------------------------------------------------------
Distributions
 From Net Investment Income                           --              --              --              --             --
 From Net Realized Gains                           (1.85)          (0.72)          (0.10)          (0.35)            --
 Total Distributions                               (1.85)          (0.72)          (0.10)          (0.35)            --
Net Asset Value, End of Period                    $13.93        $  14.06        $  12.44        $  10.84        $ 10.14
                                                  =====================================================================
Total Return(c)                                    13.71%          19.48%          15.69%          10.19%         22.46%
Net Assets, End of Period (000's)                 $3,188        $  3,592        $194,414        $154,957        $59,115
Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(a)
 Net(e)                                             1.24%           1.47%(h)        1.44%           1.53%          1.95%
 Total(f)                                           1.24%           1.47%(h)        1.44%           1.53%          2.19%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                   (0.08)%         (0.56)%         (1.02)%         (1.15)%        (1.61)%
Portfolio Turnover Rate(b)                            68%             92%             59%             35%            30%

                                                                             CLASS B
                                            -------------------------------------------------------------------------
                                                                     For the Period Ended(d)
                                                                           October 31,
                                            -------------------------------------------------------------------------
                                             2007              2006              2005            2004          2003
                                            ------            ------            ------          ------        -------
Net Asset Value, Beginning of Period        $13.61            $12.10            $10.66          $10.03        $  8.24
Investment Operations
 Net Investment Income (Loss)                (0.01)            (0.10)            (0.25)          (0.17)         (0.21)
 Net Realized and Unrealized Gain (Loss)      1.67              2.33              1.79            1.15           2.00
 Total Operations                             1.66              2.23              1.54            0.98           1.79
                                            -------------------------------------------------------------------------
Distributions
 From Net Investment Income                     --                --                --              --             --
 From Net Realized Gains                     (1.85)            (0.72)            (0.10)          (0.35)            --
 Total Distributions                         (1.85)            (0.72)            (0.10)          (0.35)            --
Net Asset Value, End of Period              $13.42            $13.61            $12.10          $10.66        $ 10.03
                                            =========================================================================
Total Return(c)                              13.73%            19.11%            14.45%           9.59%         21.72%
Net Assets, End of Period (000's)           $3,099            $4,528            $5,274          $4,590        $ 2,952
Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(a)
 Net(e)                                       1.24%             1.71%(h)          2.60%           2.09%          2.60%
 Total(f)                                     1.24%             1.71%(h)          2.66%           2.09%          2.84%
 Net Investment Income (Loss) to Average
   Net Assets(a)                             (0.06)%           (0.79)%(i)        (2.18)%(i)      (1.58)%        (2.26)%
Portfolio Turnover Rate(b)                      68%               92%               59%             35%            30%

                                                                       CLASS C
                                            --------------------------------------------------------------
                                                              For the Period Ended(d,g)
                                                                     October 31,
                                            --------------------------------------------------------------
                                             2007          2006          2005          2004          2003
                                            ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period        $13.55        $12.07        $10.63        $10.03        $ 8.10
Investment Operations
 Net Investment Income (Loss)                (0.01)        (0.13)        (0.25)        (0.24)        (0.22)
 Net Realized and Unrealized Gain (Loss)      1.66          2.33          1.79          1.19          2.15
 Total Operations                             1.65          2.20          1.54          0.95          1.93
                                            --------------------------------------------------------------
Distributions
 From Net Investment Income                     --            --            --            --            --
 From Net Realized Gains                     (1.85)        (0.72)        (0.10)        (0.35)           --
 Total Distributions                         (1.85)        (0.72)        (0.10)        (0.35)           --
Net Asset Value, End of Period              $13.35        $13.55        $12.07        $10.63        $10.03
                                            ==============================================================
Total Return(c)                              13.71%        18.90%        14.44%         9.28%        23.83%
Net Assets, End of Period (000's)           $1,530        $1,748        $2,223        $2,081        $  201
Ratios/Supplemental Data:
Ratio of Expenses to Average Net Assets(a)
 Net(e)                                       1.24%         1.89%(h)      2.60%         2.60%         2.60%
 Total(f)                                     1.13%         1.89%(h)      2.90%         3.41%         2.84%
 Net Investment Income (Loss) to Average
   Net Assets(a)                             (0.11)%       (0.99)%       (2.18)%       (1.61)%       (2.26)%
Portfolio Turnover Rate(b)                      68%           92%           59%           35%           30%

NOTES TO FINANCIAL HIGHLIGHTS
(a)  Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01%, 0.07% and 0.30% for Class A, Class B and Class C, respectively.
(i) Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class B.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica PIMCO Real Return TIPS is to seek maximum real return consistent with preservation of real capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub adviser, Pacific Investment Management Company LLC ("PIMCO"), seeks to achieve this objective by investing principally in Treasury Inflation Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS".

PIMCO invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers ("CPIU") as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers Global Real U.S. TIPS Index, which as of December 31, 2007 was 6.26 years. Additional inflation protected investments may include inflation indexed bonds issued by agencies of the U.S. Government, government sponsored enterprises, non U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage related securities, including stripped mortgage related securities; and other fixed-income securities, including corporate bonds and notes, asset backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS DURATION?
Duration is a weighted measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- INTEREST RATE
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short term and long term interest rates do not necessarily move in the same amount or the same direction. Short term securities tend to react to changes in short term interest rates, and long term securities tend to react to changes in long term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.

In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- TAX CONSEQUENCES
Adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section entitled "Shareholder
Information - Distributions and Taxes" of this prospectus.

- CPIU MEASUREMENT
The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.

- ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.
(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Global Real U.S. TIPS Index ("LBGR U.S. TIPS Index"), a widely recognized unmanaged index of market performance which is comprised of U.S. Treasury Inflation Linked Index securities. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 of each year (%)

                                 CLASS A SHARES
                               ------------------
[Bar Chart]

2004                                                                              8.00
2005                                                                              1.88
2006                                                                             -0.16
2007                                                                             10.51

------------------------------------------------------------
CLASS A SHARES:               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2004          5.23%
------------------------------------------------------------
  Worst Quarter:                6/30/2004         (3.10)%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

--------------------------------------------------------------------
                                                           LIFE OF
                                               1 YEAR      FUND(2)
--------------------------------------------------------------------
  Class A
--------------------------------------------------------------------
    Return before taxes                         5.28%       3.79%
--------------------------------------------------------------------
    Return after taxes on distributions(3)      3.44%       2.37%
--------------------------------------------------------------------
    Return after taxes on distributions and
    sale of fund shares(3)                      3.37%       2.39%
--------------------------------------------------------------------
  Class B                                       5.48%       4.25%
--------------------------------------------------------------------
  Class C                                       9.47%       4.35%
--------------------------------------------------------------------
  LBGR U.S. TIPS Index (reflects no
  deductions for fees, expenses or taxes)      11.64%       5.08%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After tax returns are presented for only one class and returns for other classes will vary.
(2) The fund commenced operations on March 1, 2003.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
         SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on      4.75%(a)     None        None
 purchases (as a % of offering price)
-----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption   N/A(b)    5.00%(c)    1.00%(d)
 proceeds, whichever is lower)
-----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount      2.00%       2.00%       2.00%
 redeemed)(e)
-----------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(f)
                                                     CLASS OF SHARES
                                                     ---------------
                                                A           B           C
-----------------------------------------------------------------------------
 Management fees                              0.67%       0.67%       0.67%
 Distribution and service (12b-1) fees(g)     0.00%       0.00%       0.00%
 Other expenses                               0.20%       0.24%       0.19%
-----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES         0.87%       0.91%       0.86%
-----------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $560       $811      $1,081      $1,853
    B(+)       $ 93       $803      $1,039      $1,970
    C          $ 88       $487      $  913      $2,098
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $560     $811     $1,081      $1,853
    B(+)      $ 93     $503     $  939      $1,970
    C         $ 88     $487     $  913      $2,098
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.70%
Over $250 million up to $750 million.............    0.65%
Over $750 million................................    0.60%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.67% of the fund's average daily net assets.

SUB-ADVISER:

   Pacific Investment Management Company LLC ("PIMCO")
   840 Newport Center Drive
   Newport Beach, California 92660

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.25% of the fund's average daily net assets.

PORTFOLIO MANAGER:

MIHIR WORAH is an Executive Vice President, portfolio manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing. Previously he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for as long as it has been operating. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                        For the Period Ended(d,g)
                                                                               October 31,
                                                  ----------------------------------------------------------------------
                                                   2007            2006            2005            2004           2003
                                                  -------        --------        --------        --------        -------
Net Asset Value, Beginning of Period               $10.05          $10.23          $10.48          $10.10         $10.00
Investment Operations
 Net Investment Income (Loss)                        0.33            0.94            0.30            0.02           0.14
 Net Realized and Unrealized Gain (Loss)             0.18           (0.70)          (0.06)           0.76           0.07
   Total Operations                                  0.51            0.24            0.24            0.78           0.21
                                                  ----------------------------------------------------------------------
Distributions
 From Net Investment Income                         (0.36)          (0.41)          (0.32)          (0.02)         (0.11)
 From Net Realized Gains                                -           (0.01)          (0.17)          (0.38)             -
   Total Distributions                              (0.36)          (0.42)          (0.49)          (0.40)         (0.11)
Net Asset Value, End of Period                     $10.20          $10.05          $10.23          $10.48         $10.10
                                                  ======================================================================

Total Return(c)                                      5.24%           2.36%           2.35%           7.94%          2.09%
Net Assets, End of Period (000's)                  $3,045          $4,107        $277,289        $330,282        $36,531
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                            0.87%           1.07%           1.10%           1.15%          1.65%
   Total(f)                                          0.87%           1.07%           1.10%           1.15%          2.03%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                     3.31%           9.24%           2.89%(h)        0.20%          2.07%
 Portfolio Turnover Rate(b)                           375%            384%            662%          1,438%           480%

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                               For the Period Ended(d,g)
                                                                      October 31,
                                            ----------------------------------------------------------------
                                             2007           2006           2005          2004          2003
                                            -------        -------        ------        ------        ------
Net Asset Value, Beginning of Period          $9.95         $10.17        $10.42        $10.08        $10.00
Investment Operations
 Net Investment Income (Loss)                  0.31           0.42          0.23         (0.02)         0.09
 Net Realized and Unrealized Gain (Loss)       0.20          (0.21)        (0.09)         0.75          0.08
   Total Operations                            0.51           0.21          0.14          0.73          0.17
                                            ----------------------------------------------------------------
Distributions
 From Net Investment Income                   (0.36)         (0.42)        (0.22)        (0.01)        (0.09)
 From Net Realized Gains                          -          (0.01)        (0.17)        (0.38)            -
   Total Distributions                        (0.36)         (0.43)        (0.39)        (0.39)        (0.09)
Net Asset Value, End of Period               $10.10          $9.95        $10.17        $10.42        $10.08
                                            ================================================================
Total Return(c)                                5.31%          2.09%         1.39%         7.51%         1.72%
Net Assets, End of Period (000's)            $2,616         $5,155        $9,896        $7,496        $3,194
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      0.91%          1.28%         2.00%         1.51%         2.30%
   Total(f)                                    0.91%          1.28%         2.00%         1.51%         2.68%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               3.12%          4.21%(h)      2.26%(h)     (0.20)%        1.42%
 Portfolio Turnover Rate(b)                     375%           384%          662%        1,438%          480%

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                               For the Period Ended(d,g)
                                                                      October 31,
                                            ---------------------------------------------------------------
                                             2007           2006          2005          2004          2003
                                            -------        ------        ------        ------        ------
Net Asset Value, Beginning of Period          $9.91        $10.13        $10.39        $10.08        $10.00
Investment Operations
 Net Investment Income (Loss)                  0.32          0.39          0.23         (0.06)         0.09
 Net Realized and Unrealized Gain (Loss)       0.19         (0.18)        (0.09)         0.76          0.08
   Total Operations                            0.51          0.21          0.14          0.70          0.17
                                            ---------------------------------------------------------------
Distributions
 From Net Investment Income                   (0.36)        (0.42)        (0.23)        (0.01)        (0.09)
 From Net Realized Gains                          -         (0.01)        (0.17)        (0.38)            -
   Total Distributions                        (0.36)        (0.43)        (0.40)        (0.39)        (0.09)
Net Asset Value, End of Period               $10.06         $9.91        $10.13        $10.39        $10.08
                                            ===============================================================
Total Return(c)                                5.38%         2.09%         1.35%         7.20%         1.72%
Net Assets, End of Period (000's)            $2,045        $3,082        $8,167        $6,601        $3,148
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      0.86%         1.33%         2.04%         1.87%         2.30%
   Total(f)                                    0.86%         1.33%         2.04%         1.87%         2.68%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               3.27%         3.95%(h)      2.22%        (0.52)%        1.42%
 Portfolio Turnover Rate(b)                     375%          384%          662%        1,438%          480%

NOTES TO FINANCIAL HIGHLIGHTS
(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  The fund commenced operations on March 1, 2003.
(h) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pacific Investment Management Company LLC ("PIMCO"), seeks to achieve this objective by investing principally in:

- Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the fund's net assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years. For a discussion of fixed-income securities, please see the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the fund's assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets.

The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- HIGH YIELD-DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

High yield securities are not generally meant for short-term investing.

- ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index ("LBAB Index"), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table, which shows average annual total returns for each class of shares of the fund, includes deduction of sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
(BAR CHART)                    ------------------

2003                                                                             4.48
2004                                                                             3.79
2005                                                                             1.90
2006                                                                             3.83
2007                                                                             7.96

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                9/30/2007           4.56%
------------------------------------------------------------
  Worst Quarter:               6/30/2004          (2.51)%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                                               LIFE OF
                                    1 YEAR       5 YEARS       FUND(2)
------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------
    Return before taxes              2.84%        3.36%         4.04%
------------------------------------------------------------------------
    Return after taxes on
    distributions(3)                 1.08%        2.00%         2.68%
------------------------------------------------------------------------
    Return after taxes on
    distributions and sale of
    fund shares(3)                   1.81%        2.09%         2.67%
------------------------------------------------------------------------
  Class B                            3.02%        3.75%         4.45%
------------------------------------------------------------------------
  Class C                            7.07%        3.92%         4.17%
------------------------------------------------------------------------
  LBAB Index (reflects no
  deductions for fees, expenses
  or taxes)                          6.97%        4.42%         5.21%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) Class A and Class B shares commenced operations on March 1, 2002. Class C shares commenced operations on November 11, 2002.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
Effective March 1, 2006, this fund was closed to new investments (other than reinvestment of dividends and distributions in existing shareholder accounts). As of that date, the fund ceased paying distribution and service (12b-1) fees with respect to each class of the fund. Similarly, contingent deferred sales charges ("CDSC") are not charged on redemption of shares of the fund. Distribution and service (12b-1) fees will not be paid, and

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

CDSCs will not be charged, until March 1, 2009, or such later date as determined by the fund's Board of Trustees.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Maximum sales charge (load) imposed on       4.75%(a)     None       None
 purchases (as a % of offering price)
----------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage of purchase price or redemption    N/A(b)    5.00%(c)   1.00%(d)
 proceeds, whichever is lower)
----------------------------------------------------------------------------
 Redemption fee on shares held 5 trading
 days or less (as a percentage of amount       2.00%      2.00%      2.00%
 redeemed)(e)
----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(f)
                                                     CLASS OF SHARES
                                                     ---------------
                                                 A          B          C
----------------------------------------------------------------------------
 Management fees                               0.67%      0.67%      0.67%
 Distribution and service (12b-1) fees(g)      0.00%      0.00%      0.00%
 Other expenses                                0.39%      0.32%      0.30%
----------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES          1.06%      0.99%      0.97%
----------------------------------------------------------------------------

(a) Class A shares are not currently offered for sale.
(b) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% CDSC for 24 months after purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(c) Purchases of Class B shares are subject to a declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later). As indicated above, this CDSC will not be charged through at least March 1, 2009.
(d) Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase. As indicated above, this CDSC will not be charged through at least March 1, 2009.
(e) An investor may incur a redemption fee when exchanging shares of the fund for shares of another Transamerica Fund that is open to new investments.
(f) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(g) The Board of Trustees has approved a Rule 12b-1 Plan for Class A, B and C shares of the fund. Under these plans, Class A, B and C shares may pay annual 12b-1 fees of 0.35%, 1.00% and 1.00% of average daily net assets, respectively. However, through at least March 1, 2009, the fund will not pay any 12b-1 fees under these plans.

A $25 annual fee is imposed on accounts open for over 12 months that are below a minimum balance. See the section entitled "Shareholder Information - Features and Policies - Minimum Account Balance" of this prospectus.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.*

---------------------------------------------------------
IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:
---------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
    A          $578       $867      $1,178      $2,057
    B(+)       $101       $827      $1,080      $2,085
    C          $ 99       $521      $  970      $2,215
---------------------------------------------------------

----------------------------------------------------
IF THE SHARES ARE NOT REDEEMED:
----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    A         $578     $867     $1,178      $2,057
    B(+)      $101     $527     $  980      $2,085
    C         $ 99     $521     $  970      $2,215
----------------------------------------------------

(+) Examples for Class B shares assume conversion to Class A shares eight years after purchase.
(*) The examples reflect that no CDSC will be charged and no 12b-1 fees will be paid for the first year.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $250 million..............................    0.675%
Over $250 million up to $750 million............     0.65%
Over $750 million...............................     0.60%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.67% of the fund's average daily net assets.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

SUB-ADVISER:

   Pacific Investment Management Company LLC ("PIMCO")
   840 Newport Center Drive
   Newport Beach, California 92660

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.25% of the fund's average daily net assets.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the fund's assets. PIMCO's investment committee is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including the fund.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed-Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has fourteen years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the fund's performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                                           CLASS A
                                            ----------------------------------------------------------------------
                                                                     For the Period Ended
                                                                        October 31,(d)
                                            ----------------------------------------------------------------------
                                              2007            2006            2005           2004           2003
                                            --------        --------        --------        -------        -------
Net Asset Value, Beginning of Period          $10.29          $10.16          $10.48         $10.52         $10.32
Investment Operations:
 Net Investment Income (Loss)                   0.42            0.38            0.26           0.12           0.20
 Net Realized and Unrealized Gain (Loss)        0.19            0.09           (0.17)          0.36           0.39
   Total Operations                             0.61            0.47            0.09           0.48           0.59
                                            ----------------------------------------------------------------------
Distributions:
 From Net Investment Income                    (0.41)          (0.34)          (0.28)         (0.14)         (0.25)
 From Net Realized Gains                       (0.01)             --           (0.13)         (0.38)         (0.14)
   Total Distributions                         (0.42)          (0.34)          (0.41)         (0.52)         (0.39)
Net Asset Value, End of Period                $10.48          $10.29          $10.16         $10.48         $10.52
                                            ======================================================================

Total Return(c)                                 6.01%           4.72%           0.86%          4.78%          5.88%
Net Assets, End of Period (000's)             $4,574          $5,735        $125,910        $106,366       $56,452
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                       1.06%           1.21%           1.20%          1.34%          1.43%
   Total(f)                                     1.06%           1.21%           1.20%          1.34%          1.43%
 Net Investment Income (Loss) to Average
   Net Assets(a)                                4.08%           3.77%(i)        2.55%(i)       1.19%          1.91%
 Portfolio Turnover Rate(b)                      756%            544%            459%           385%           326%

                                                                          CLASS B
                                            -------------------------------------------------------------------
                                                                   For the Period Ended
                                                                      October 31,(d)
                                            -------------------------------------------------------------------
                                             2007           2006           2005           2004           2003
                                            -------        -------        -------        -------        -------
Net Asset Value, Beginning of Period         $10.29         $10.18         $10.48         $10.51         $10.32
Investment Operations:
 Net Investment Income (Loss)                  0.43           0.36           0.17           0.07           0.13
 Net Realized and Unrealized Gain (Loss)       0.19           0.08          (0.16)          0.36           0.38
   Total Operations                            0.62           0.44           0.01           0.43           0.51
                                            -------------------------------------------------------------------
Distributions:
 From Net Investment Income                   (0.41)         (0.33)         (0.18)         (0.08)         (0.18)
 From Net Realized Gains                      (0.01)            --          (0.13)         (0.38)         (0.14)
   Total Distributions                        (0.42)         (0.33)         (0.31)         (0.46)         (0.32)
Net Asset Value, End of Period               $10.49         $10.29         $10.18         $10.48         $10.51
                                            ===================================================================
Total Return(c)                                6.17%          4.45%          0.07%          4.30%          5.08%
Net Assets, End of Period (000's)            $7,973        $13,337        $22,116        $28,219        $34,547
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                      0.99%          1.40%          2.06%          1.92%          2.08%
   Total(f)                                    0.99%          1.40%          2.06%          1.92%          2.08%
 Net Investment Income (Loss) to Average
   Net Assets(a)                               4.08%          3.53%(i)       1.64%(i)       0.64%          1.26%
 Portfolio Turnover Rate(b)                     756%           544%           459%           385%           326%

                                                                       CLASS C
                                            --------------------------------------------------------------
                                                                 For the Period Ended
                                                                   October 31,(d,g)
                                            --------------------------------------------------------------
                                             2007          2006          2005          2004          2003
                                            ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period        $10.26        $10.15        $10.47        $10.51        $10.38
Investment Operations:
 Net Investment Income (Loss)                 0.43          0.36          0.16          0.04          0.13
 Net Realized and Unrealized Gain (Loss)      0.19          0.08         (0.16)         0.38          0.32
   Total Operations                           0.62          0.44             -          0.42          0.45
                                            --------------------------------------------------------------
Distributions:
 From Net Investment Income                  (0.41)        (0.33)        (0.19)        (0.08)        (0.18)
 From Net Realized Gains                     (0.01)            -         (0.13)        (0.38)        (0.14)
   Total Distributions                       (0.42)        (0.33)        (0.32)        (0.46)        (0.32)
Net Asset Value, End of Period              $10.46        $10.26        $10.15        $10.47        $10.51
                                            ==============================================================
Total Return(c)                               6.21%         4.48%            -%(h)      4.10%         4.47%
Net Assets, End of Period (000's)           $3,725        $4,762        $9,635        $12,850       $5,231
Ratio/Supplemental Data:
 Ratio of Expenses to Average Net
   Assets(a)
   Net(e)                                     0.97%         1.41%         2.11%         2.09%         2.08%
   Total(f)                                   0.97%         1.41%         2.11%         2.09%         2.08%
 Net Investment Income (Loss) to Average
   Net Assets(a)                              4.11%         3.52%         1.58%(i)      0.41%         1.25%
 Portfolio Turnover Rate(b)                    756%          544%          459%          385%          326%

NOTES TO FINANCIAL HIGHLIGHTS
(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of share Class C was November 11, 2002.
(h)  Amount rounds to less than 0.01%.
(i) Ratio of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B and Class C, respectively.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Asset Management, Inc. ("TAM"), the investment adviser for Transamerica Funds and certain affiliates and former employees of TAM, the Securities and Exchange Commission ("SEC") staff has indicated that it is likely to take some action against TAM and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TAM and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TAM and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TAM will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.

TAM and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

Transamerica Funds' Board of Trustees is responsible for managing the business affairs of Transamerica Funds. The Board oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund's assets by TAM and investment sub-advisers. You can find additional information about Transamerica Funds' Trustees and officers in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for Transamerica Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each fund's sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of portfolio securities and administration of the funds. For these services, TAM is paid advisory fees. These fees are calculated on the average daily net assets of each fund, and are paid at the rates previously shown in this prospectus.

TAM is directly-owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.

From time to time TAM and/or its affiliates pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

The funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

TO CONTACT TRANSAMERICA FUNDS


- Customer Service:    1-888-233-4339

- Internet:            www.transamericafunds.com

- Fax:                 1-888-329-4339

Mailing Address:       Transamerica Fund Services, Inc.
                       P.O. Box 219945
                       Kansas City, MO 64121-9945

Overnight Address:     Transamerica Fund Services, Inc.
                       330 W. 9th Street
                       Kansas City, MO 64105

BUYING SHARES

Class A, B and C of these funds are currently closed to new investments (other than reinvestment of dividends and distributions) except that they may continue selling other classes of shares and each fund may consolidate shares of its various classes into a single share class in the future. Shareholders of the funds may exchange fund shares for shares of another series of Transamerica Funds that is not closed to new investments, or redeem their shares in the manner set forth in this prospectus.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

redemption proceeds, and may postpone payment under certain circumstances, as authorized by law.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via Automated Clearing House ("ACH") (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or Expedited Wire Redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - ACH

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

DIRECT DEPOSIT - WIRE

- You may request an "Expedited Wire Redemption" in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT - ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The type of account you have and if there is more than one shareholder.

- The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

- A written request and an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

- Each fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. You can exchange shares of a fund offered in this prospectus for shares in the same class of another series of Transamerica Funds that is open to new investments. Series of Transamerica Funds open to new investments are offered in a different prospectus.

- Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

- The minimum exchange to a new fund account is $1,000. If you want to exchange between existing fund accounts, the required minimum will be $50. This minimum is reduced to $500 per fund account if you elect to establish an Automatic Investment Plan ("AIP") and invest a minimum of $50 per month per fund account.

- If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

- Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

- Transamerica Funds reserves the right to deny any request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

- The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

REDEMPTION FEES

THE FOLLOWING DESCRIBES TRANSAMERICA FUNDS' POLICIES ON SHORT-TERM TRADING REDEMPTION FEES. BECAUSE THE FUNDS OFFERED IN THIS PROSPECTUS ARE CURRENTLY CLOSED TO NEW INVESTMENTS, THESE POLICIES WOULD APPLY TO SITUATIONS WHERE YOU EXCHANGE YOUR SHARES OF THE FUNDS FOR SHARES OF ANOTHER SERIES OF TRANSAMERICA FUNDS THAT IS OPEN TO NEW INVESTMENTS.

REDEMPTION FEE ASSESSMENT

A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on systematic transactions, shares acquired through the reinvestment of dividends, or distributions paid by a fund.

This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-term trading and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in another of your Transamerica fund accounts, Transamerica Funds may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to
(i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a savings plan or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a fund.

WAIVER/EXCEPTIONS/CHANGES

Currently, Transamerica Funds does not impose redemption fees on redemption transactions made by investors in retirement plans, described in Section 401(a), 401(k), 401(m), 403(b) and 457 of the Internal Revenue Code, or in "wrap" accounts established for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc. ("TCI"), Transamerica Funds' distributor.

Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days notice of any material changes, unless otherwise provided by law.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless Transamerica Funds provides a waiver.

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

TRANSAMERICA FUNDS' BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading. The funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. Transamerica Funds' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds' policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by a Transamerica asset allocation fund which invests in other series of Transamerica in furtherance of a fund's objective are not considered to be market timing or excessive trading.

CUSTOMER SERVICE

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original fund(s) that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Money Market, another series of Transamerica Funds.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record for the account prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

-------------------------------------------------------------
ACCOUNT BALANCE               FEE ASSESSMENT
(PER FUND ACCOUNT)            (PER FUND ACCOUNT)
-------------------------------------------------------------
 If your balance is below     $25 annual fee assessed,
 $1,000 per fund account      until balance reaches
                              $1,000
-------------------------------------------------------------

No fees will be charged on:

- accounts opened within the preceding 12 months

- accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

- accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

- accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

- UTMA/UGMA accounts (held at Transamerica Funds)

- State Street Custodial Accounts (held at Transamerica Funds)

- Coverdell ESA accounts (held at Transamerica Funds)

- Omnibus and Network Level 3 accounts

- B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

TELEPHONE TRANSACTIONS

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which holds shares converted from a B-share account, shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program ("STAMP2000"). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

- You are adding or removing a shareholder from an account.

- You are changing ownership of an account.

- When establishing an electronic bank link, if the Transamerica Funds' account holder's name does not appear on the check, an original signature guaranteed letter from the bank account owner authorizing use of the bank information will be required.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

- It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of the original signature guarantee.

- The guarantee stamp has been reported as stolen, missing or counterfeit.

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

REINVESTMENT PRIVILEGE

Within a 90-day period after you sell your shares, you have the right to "reinvest" your money in any open fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge ("CDSC") you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

STATEMENTS AND REPORTS

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year, up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

E-DELIVERY

Transamerica Funds offers e-Delivery, a fast and secure way of receiving statements and other shareholder documents electronically. Subscribers to e-Delivery are notified by e-mail when shareholder materials, such as prospectuses, financial transaction confirmations and financial reports, become available on Transamerica Funds' website.

Once your account is established, visit our website at www.transamericafunds.com and click on "Manage My Account" for more information and to subscribe. Then, once you have logged in to your account, select the "Electronic Delivery" option and follow the simple enrollment steps provided.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.

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WHEN SHARE PRICE IS DETERMINED

The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

HOW NAV IS CALCULATED

The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the funds' securities for the purposes of determining the funds' NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

WAIVERS AND/OR REDUCTIONS OF CHARGES

WHEN A FUND IS OPEN TO NEW INVESTMENTS, THERE ARE WAYS IN WHICH A SHAREHOLDER CAN REDUCE SALES CHARGES PAID ON AN INVESTMENT. IN CASE THE FUNDS RE-OPEN TO NEW INVESTMENTS, THE PROSPECTUS WILL BE SUPPLEMENTED TO PROVIDE APPLICABLE INFORMATION.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

The Board of Trustees of Transamerica Funds has adopted a 12b-1 Plan for Class A, Class B and Class C shares of the funds. The Plan provides for payments of distribution and service fees, based on annualized percentages of daily net assets, to TCI, broker-dealers, financial intermediaries and others. However, as the funds are currently closed to new investments, the funds will not pay any 12b-1 fees under these plans until at least March 1, 2009.

DISTRIBUTION OF CLASS A SHARES. Under the Plan, the funds pay distribution and service fees of up to 0.35% for Class A shares.

DISTRIBUTION OF CLASS B SHARES. Under the Plan, the funds pay distribution and service fees of up to 1.00% for Class B shares.

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DISTRIBUTION OF CLASS C SHARES.  Under the Plan, the funds pay distribution and service fees of up to 1.00% for Class C shares.

THE EFFECT OF RULE 12b-1 PLANS. Under normal circumstances, because the funds have 12b-1 Plans, even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A shares. In general, because 12b-1 plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges. For a complete description of the funds' 12b-1 Plans, see the SAI.

UNDERWRITING AGREEMENT

Transamerica Funds has an Underwriting Agreement with TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of TAM and Transamerica Funds. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds may pay TCI, or its agent, fees for its services. Of the distribution and service fees it usually receives for Class A and B shares, TCI, or its agent, may reallow or pay to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C shares, TCI or its agent may reallow its entire fee to those brokers or dealers.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

TCI engages in wholesaling activities designed to support and maintain, and increase the number of, the financial intermediaries who sell shares of Transamerica Funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Transamerica Funds to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by fees paid by TAM and TCI, and not Transamerica Funds.

TCI (in connection with, or in addition to, wholesaling services), TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources provides additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the funds or sell shares of other series of Transamerica Funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees that may be paid, directly or indirectly, by the funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the funds, does not result in increased fund expenses, are not reflected in the fees and expenses sections of this prospectus and they do not change the price paid by investors for the purchase of a fund's shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to Transamerica Funds and/or shareholders in Transamerica Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Transamerica Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the fund or share class and the dollar amount of shares previously sold. Revenue sharing payments may be structured: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar amount. As of the date of this prospectus, TCI may make revenue sharing payments equal to a percentage of periodic Transamerica Funds share sales, such as monthly or quarterly sales, ranging from 5 basis points (0.05%) to 45 basis points (0.45%). TCI also pays flat annual fees ranging from $12,500 to $75,000 to Suntrust Securities, Compass Brokerage and Hantz Financial. TCI is also committed to pay to participate in meetings and events of other broker/dealers and banks.

As of March 1, 2008, TCI had such revenue sharing arrangements, with over 19 brokers and other financial intermediaries, of which some of the more significant include arrangements with Comerica Securities, Compass Group, Hantz Financial Services, Merrill Lynch, Morgan Stanley, Natcity Investments, Inc., PNC Financial Services Group, Raymond James Financial Services, Raymond James and Associates, CitiGroup/Smith Barney, Signator Investors, Inc., Stifel Nicolaus, UBS Financial, US Bancorp and Wachovia Securities.

For the calendar year ended December 31, 2007, TCI paid approximately $7,394,421 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.

For the same period, TCI received revenue sharing payments ranging from $750 to $36,900 for a total of $309,471 from the following financial services firms to participate in internal wholesaling events: Alliance Bernstein Investments, Inc., American Century Investments, AMVESCAP PLC, BlackRock Financial, Columbia Management, Federated Investors, Fidelity Investments, ING Clarion, Janus Capital Management, Jennison Associates, J.P. Morgan, Legg Mason, Lehman Brothers, MFS Investment Management, Natrixis, Oppenheimer, Pacific Investment Management Company, Suntrust Securities, T. Rowe Price, Transamerica Investment Management, LLC and Van Kampen Investments.

In addition, while TCI typically pays most of the sales charge usually applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled "Dealer Reallowances" of the SAI.)

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From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing and regional or national events. For example, representatives of TCI visit brokers and other financial intermediaries on a regular basis to educate them about the funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds.

Although a fund may use financial firms that sell shares to effect transactions for the fund's portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in the following January, you will be taxed on the dividend as if you received it in the year in which is was declared. Each fund pays dividend distributions annually in December, except Transamerica Clarion Global Real Estate Securities pays dividend distributions quarterly in March, June, September and December; and Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return each pay dividend distributions monthly. If necessary, each fund may make distributions at other times as well.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares.

Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a fund are generally taxed to individual taxpayers:

- Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

- Distributions designated by the fund as "qualified dividend income" will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

- Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

The funds will send you a tax report annually summarizing the amount of and the tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and a tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares, including distributions of net capital gain and any amounts credited to you as undistributed capital gain.

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WITHHOLDING TAXES

As with all mutual funds, the funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address (if a fund re-opens to new investments) unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/ dealer and returned to us before future purchases can be accepted (if a fund re-opens to new investments). Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in, shares of a Transamerica Fund. More information is provided in the SAI of the funds. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Funds.

INVESTMENT POLICY CHANGES

Transamerica American Century Large Company Value, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica MFS International Equity and Transamerica PIMCO Real Return TIPS, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the funds may be changed at any time by Transamerica Funds' Board of Trustees without shareholder approval. To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

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APPENDIX A

MORE ON STRATEGIES AND RISKS
--------------------------------------------------------------------------------

HOW TO USE THIS SECTION

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION FUNDS AS INVESTORS

Some of the funds described in this prospectus are offered for investment to strategic asset allocation funds. These strategic asset allocation funds may own a significant portion of the assets of the funds. Transactions by the strategic allocation funds, such as rebalancings or redemptions, may be disruptive to a fund. Redemptions by one or more strategic allocation funds also may have the effect of rendering a fund too small effectively to pursue its investment goal, and may also increase the fund's expenses, perhaps significantly.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All the funds (except Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, and Transamerica PIMCO Real Return TIPS) qualify as diversified funds under the 1940 Act.

Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care and Transamerica PIMCO Real Return TIPS each reserves the right to become a diversified investment company (as defined by the 1940 Act).

INVESTING IN COMMON STOCKS

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments in the fund will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

                                   APPENDIX A-1
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APPENDIX A

MORE ON STRATEGIES AND RISKS
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- LOW QUALITY.  High-yield/high-risk securities (commonly known as "junk bonds")
  have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The fund may incur costs when it converts other currencies into dollars and vice-versa.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                   APPENDIX A-2
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INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

  Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to

                                   APPENDIX A-3
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  realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some funds invest in "Fixed-Income Instruments," which include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;


- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some funds may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN STRUCTURED SECURITIES

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a

                                   APPENDIX A-4
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holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

- declining real estate value

- risks relating to general and local economic conditions

- over-building

- increased competition for assets in local and regional markets

- increases in property taxes

- increases in operating expenses or interest rates

- change in neighborhood value or the appeal of properties to tenants

- insufficient levels of occupancy

- inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN SPECIAL SITUATIONS

Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund

                                   APPENDIX A-5
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manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process

- a management change

- a technological breakthrough

- an extraordinary corporate event

- a temporary imbalance in the supply of, and demand for, the securities of an Issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

TAX EFFICIENT MANAGEMENT

Certain sub-advisers strive to manage certain of the funds in a tax efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, sub-advisers generally seek to follow the following strategies:

(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss that can be taken in another stock where the sale also makes economic sense.

(2) When taxable dividends and interest accumulates, the manager looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.

There is no guarantee a fund's attempt to manage the portfolio in a tax-efficient manner will be successful.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a fund's prospectus or SAI, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

IPOS

IPOs are subject to specific risks which include:

- high volatility;

- no track record for consideration;

- securities may be illiquid;

- earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio

                                   APPENDIX A-6
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risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

GEOGRAPHIC CONCENTRATION

Because a fund may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a fund's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

                                   APPENDIX A-7

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB,B, and    Predominantly speculative with respect to the issuer's
                                      CC,CC,C      capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to" BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked short-comings.
                                      C            Lowest-rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

                            NOTICE OF PRIVACY POLICY

At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you on applications or other forms, such as your name, address and account number;

- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

- Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

 BOTH THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF MUTUAL FUNDS WILL FLUCTUATE OVER TIME SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.


                               Transamerica Funds
                    P.O. Box 9012, Clearwater, FL 33758-9012
                        Customer Service: 1-888-233-4339
                              TransamericaFunds.com

       Shareholder inquiries and transaction requests should be mailed to:
                        Transamerica Fund Services, Inc.
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945



ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2008, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission ("SEC"). Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the SEC's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about these funds, call, or write to Transamerica Funds at the phone number or address above. In the Transamerica Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Funds is 811-04556.



TransamericaFunds.com                                        (TRANSAMERICA LOGO)
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.

Transamerica Funds
                                                   Prospectus for Class I Shares
                                                                   March 1, 2008


(COVER GRAPHIC)

Transamerica American Century Large Company Value
Transamerica Bjurman, Barry Micro Emerging Growth
Transamerica BlackRock Large Cap Value
Transamerica JPMorgan Mid Cap Value
Transamerica Jennison Growth
Transamerica Legg Mason Partners Investors Value
Transamerica Marsico Growth
Transamerica Third Avenue Value
Transamerica Oppenheimer Small- & Mid-Cap Value
Transamerica BNY Mellon Market Neutral Strategy
Transamerica Equity
Transamerica Growth Opportunities
Transamerica Small/ Mid Cap Value
Transamerica UBS Large Cap Value
Transamerica Van Kampen Mid-Cap Growth
Transamerica Van Kampen Small Company Growth
Transamerica BlackRock Global Allocation
Transamerica Clarion Global Real Estate Securities
Transamerica Evergreen Health Care
Transamerica BlackRock Natural Resources
Transamerica Federated Market Opportunity
Transamerica Convertible Securities
Transamerica Science & Technology
Transamerica AllianceBernstein International Value
Transamerica Schroders International Small Cap
Transamerica Evergreen International Small Cap
Transamerica Marsico International Growth
Transamerica Neuberger Berman International
Transamerica Oppenheimer Developing Markets
Transamerica Templeton Global
Transamerica PIMCO Real Return TIPS
Transamerica JPMorgan International Bond
Transamerica PIMCO Total Return
Transamerica UBS Dynamic Alpha
Transamerica Flexible Income
Transamerica High Yield Bond
Transamerica Short-Term Bond
Transamerica Loomis Sayles Bond
Transamerica Van Kampen Emerging Markets Debt
Transamerica Balanced
Transamerica Value Balanced
Transamerica Money Market

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency. May lose value. Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

MPCTFI0308                                             (TRANSAMERICA FUNDS LOGO)

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SECTION A -- FUND DESCRIPTIONS.........................    2
         Transamerica American Century Large Company
              Value....................................    2
         Transamerica Bjurman, Barry Micro Emerging
              Growth...................................    7
         Transamerica BlackRock Large Cap Value........   11
         Transamerica JPMorgan Mid Cap Value...........   16
         Transamerica Jennison Growth..................   20
         Transamerica Legg Mason Partners Investors
              Value....................................   24
         Transamerica Marsico Growth...................   28
         Transamerica Third Avenue Value...............   33
         Transamerica Oppenheimer Small- & Mid-Cap
              Value....................................   37
         Transamerica BNY Mellon Market Neutral
              Strategy.................................   42
         Transamerica Equity...........................   47
         Transamerica Growth Opportunities.............   51
         Transamerica Small/Mid Cap Value..............   55
         Transamerica UBS Large Cap Value..............   59
         Transamerica Van Kampen Mid-Cap Growth........   64
         Transamerica Van Kampen Small Company Growth..   69
         Transamerica BlackRock Global Allocation......   74
         Transamerica Clarion Global Real Estate
              Securities...............................   81
         Transamerica Evergreen Health Care............   86
         Transamerica BlackRock Natural Resources......   91
         Transamerica Federated Market Opportunity.....   96
         Transamerica Convertible Securities...........  103
         Transamerica Science & Technology.............  107
         Transamerica AllianceBernstein International
              Value....................................  111
         Transamerica Schroders International Small
              Cap......................................  117
         Transamerica Evergreen International Small
              Cap......................................  121
         Transamerica Marsico International Growth.....  126
         Transamerica Neuberger Berman International...  131
         Transamerica Oppenheimer Developing Markets...  136
         Transamerica Templeton Global.................  142
         Transamerica PIMCO Real Return TIPS...........  148
         Transamerica JPMorgan International Bond......  154
         Transamerica PIMCO Total Return...............  159
         Transamerica UBS Dynamic Alpha................  164
         Transamerica Flexible Income..................  171
         Transamerica High Yield Bond..................  176
         Transamerica Short-Term Bond..................  180
         Transamerica Loomis Sayles Bond...............  185
         Transamerica Van Kampen Emerging Markets
              Debt.....................................  191
         Transamerica Balanced.........................  196
         Transamerica Value Balanced...................  200
         Transamerica Money Market.....................  204

NOTE: All fund names previously included "TA IDEX" instead of "Transamerica."

SECTION B -- SHAREHOLDER INFORMATION...................  207
         Regulatory Proceedings........................  207
         Investment Adviser............................  207
         Buying and Selling Shares.....................  207
         Pricing of Shares.............................  207
         Features and Policies.........................  208
         Distribution of Shares........................  209
         Other Distribution or Service Arrangements....  209
         Distributions and Taxes.......................  209

-    APPENDIX A -- MORE ON STRATEGIES AND RISKS........  A-1

-    APPENDIX B -- BOND RATINGS........................  B-1

Each Transamerica Fund described in this Prospectus invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI").

In addition, we suggest you contact your financial professional or a Transamerica Funds customer service representative, who will assist you.

Transamerica Funds was formerly named "Transamerica IDEX Mutual Funds."

PLEASE NOTE:

THIS PROSPECTUS INCLUDES CLASS I SHARES ONLY. CLASS I SHARES OF THE TRANSAMERICA FUNDS LISTED IN THIS PROSPECTUS ARE CURRENTLY OFFERED FOR INVESTMENT PRIMARILY TO CERTAIN FUNDS OF FUNDS IN THE TRANSAMERICA FUNDS FAMILY (ALSO REFERRED TO AS "STRATEGIC ASSET ALLOCATION FUNDS"). CLASS I SHARES MAY ALSO BE MADE AVAILABLE TO OTHER INVESTORS, INCLUDING INSTITUTIONAL INVESTORS SUCH AS NON-U.S. INSURERS, DOMESTIC INSURANCE COMPANIES, AND THEIR SEPARATE ACCOUNTS.

TO HELP YOU UNDERSTAND

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

(CHECK MARK ICON)
OBJECTIVE
What is the fund's investment objective? Learn about your fund's goal or objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
How does the fund go about trying to meet its goal? Read about the key types of investments each fund contains and what style of investment philosophy it employs.

(EXCLAMATION ICON)
PRINCIPAL RISKS
What are the specific key risks for an investor in the fund? Find out what key types of risks are associated with each fund.

(PERCENTAGE ICON)
PAST PERFORMANCE
What is the investment performance of the fund? See how well each fund has performed in the past year, five years, ten years or since its inception.

(DOLLAR ICON)
FEES AND EXPENSES
How much does it cost to invest in the fund? Learn about each fund's fees and expenses.

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
Who manages the fund and how much are they paid? See information about each fund's advisers, as well as the fees paid to them.

AN INVESTMENT IN A TRANSAMERICA FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

SECTION A -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica American Century Large Company Value is to seek long-term capital growth; income is a secondary goal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

- U.S. equity securities

The fund invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000 (R) Index. Under normal market conditions, the fund will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000 (R) Index.

The fund's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the fund's portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been over looked by the market. To identify these companies, the fund managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers also may consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The fund managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the fund's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000 (R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent investments, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities. Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risk, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

  dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for the investor who is seeking long-term capital growth from his or her investment, is comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000 (R) Value Index (secondary), a widely recognized unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2006                                                                             19.89
2007                                                                             -1.03

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006          7.31%
------------------------------------------------------------
  Worst Quarter:                9/30/2007         (0.62)%
------------------------------------------------------------

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                       1 YEAR      LIFE OF CLASS(2)
-------------------------------------------------------------------
 Return before taxes                   (1.03)%           8.87%
-------------------------------------------------------------------
 Return after taxes on
 distributions(3)                      (2.14)%           7.27%
-------------------------------------------------------------------
 Return after taxes on
 distributions and sale of fund
 shares(3)                             (0.66)%           6.98%
-------------------------------------------------------------------
 S&P 500 Index
 (reflects no deductions for fees,
 expenses or taxes)                      5.49%          10.59%
-------------------------------------------------------------------
 Russell 1000 (R) Value Index
 (secondary)
 (reflects no deduction for fees,
 expenses, or taxes)                   (0.17)%          10.76%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.81%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.04%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.85%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect the current contractual advisory fees.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-----------------------------------------------------------
 SHARE CLASS    1 YEAR    3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------
      I          $87       $271        $471        $1,049
-----------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.835%
Over $250 million up to $500 million............     0.80%
Over $500 million up to $750 million............    0.775%
Over $750 million up to $1 billion..............    0.725%
Over $1 billion.................................     0.70%

NOTE: The advisory fees for this fund were recently changed.

Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.835%
Over $250 million up to $400 million............     0.80%
Over $400 million up to $750 million............    0.775%
Over $750 million...............................     0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.81% of the fund's average daily net assets.

SUB-ADVISER:

   American Century Investment Management Inc. ("American Century") American Century Tower
   4500 Main Street
   Kansas City, Missouri 64111

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.40%
Over $250 million up to $500 million............    0.375%
Over $500 million up to $750 million............     0.35%
Over $750 million...............................     0.30%

NOTE: The sub-advisory fees for this fund were recently changed.

Prior to January 1, 2008, the sub-adviser received the following compensation from TAM, expressed as a specified percentage of the fund's average daily net assets:

First $250 million..............................    0.425%
Over $250 million up to $400 million............     0.40%
Over $400 million up to $750 million............     0.35%
Over $750 million...............................     0.30%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/ Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

American Century uses a team of fund managers and analysts to manage this fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund's investment objective and strategy.

The fund managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the fund. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the fund. He joined American Century in April 2000. Before joining American Century, he spent 6 years at UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona. He also has an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  12.45    $  11.15

Investment Operations:
 Net Investment Income (Loss)         0.22        0.17
 Net Realized and Unrealized
   Gain (Loss)                        0.97        1.57
                                  --------    --------
   Total Operations                   1.19        1.74
                                  --------    --------

Distributions:
 From Net Investment Income          (0.17)      (0.03)
 From Net Realized Gains             (0.65)      (0.41)
                                  --------    --------
   Total Distributions               (0.82)      (0.44)
Net Asset Value, End of Period    $  12.82    $  12.45
                                  --------    --------

Total Return(c)                      9.95%      16.11%
Net Assets, End of Period
 (000's)                          $695,331    $316,631
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.85%       0.91%
   Total(f)                          0.85%       0.91%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.73%       1.57%
 Portfolio Turnover Rate(b)            13%         24%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA BJURMAN, BARRY MICRO EMERGING GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Bjurman, Barry Micro Emerging Growth is to seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Bjurman, Barry & Associates ("Bjurman, Barry"), will invest under normal market conditions, at least 80% of its net assets in the common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of Bjurman, Barry, have superior earnings growth characteristics.

Bjurman, Barry uses five quantitative models that emphasize both growth and value attributes, including earnings growth, earnings strength, earnings revision, price/earnings to growth ratio, and cash flow to price. This procedure identifies approximately 230 attractively priced stocks with the best growth prospects, which are further screened based on a top-down economic analysis designed to identify what the manager believes are the most promising industries over the next 12 to 18 months. Company fundamental analysis is then employed to produce a portfolio of stocks in the most promising sectors of the economy.

- WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

To ensure a well diversified portfolio, assets in any one issue or industry are generally limited to 5% and 15%, respectively, of total assets. The Investment Policy Committee reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is re-examined as a potential sale candidate. Additionally, securities of companies that the Committee determines are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL- AND MICRO-SIZED COMPANIES
Investing in small companies involves substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Investing in micro-sized companies involves even more risks than investing in other small companies. Micro-sized companies sometimes are not well-known to investors and may not have significant institutional and long-term investors. They tend to have small revenues, product lines, markets and financial resources, and their securities may trade less frequently and in more limited volume (and may thus be less liquid) than other larger companies. They may be engaged in activities for which the market is developing or may never develop. If adverse developments occur, the value of their securities may lose substantial value and be very volatile. They often require a long-term investment view and are not appropriate for all investors.

- RISK OF INVESTING AGGRESSIVELY
Certain risks are associated with investing aggressively; the value of developing company stocks may be very volatile, and can drop significantly in a short period of time.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- INDUSTRY FOCUS

Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect the industry more than others. To the extent that the fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

- EMERGING GROWTH COMPANIES
Companies that Bjurman, Barry believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people, or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

TRANSAMERICA BJURMAN, BARRY MICRO EMERGING GROWTH
--------------------------------------------------------------------------------

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seeks capital appreciation over the long term; are willing to assume the increased risks of investing in very small-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of shares of the fund; and wish to add to their personal holdings a fund that invests primarily in common stocks of emerging growth companies.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000(R) Growth Index, a widely recognized unmanaged index of market performance which is a market capitalization index of small capitalization domestic equity securities. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2007                                                                             6.59

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          4.68%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (4.47)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                       1 YEAR      LIFE OF CLASS(2)
-------------------------------------------------------------------
 Return before taxes                   6.59%             9.13%
-------------------------------------------------------------------
 Return after taxes on
 distributions(3)                      6.59%             9.13%
-------------------------------------------------------------------
 Return after taxes on
 distributions and sale of fund
 shares(3)                             4.28%             7.78%
-------------------------------------------------------------------
 Russell 2000 (R) Growth Index
 (reflects no deduction for fees,
 expenses, or taxes)                   7.05%            14.15%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations August 1, 2006.
(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 1.05%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.09%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            1.14%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          1.14%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.25% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.25% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
 SHARE CLASS    1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------
      I          $116     $362      $628      $ 1,386
-------------------------------------------------------

TRANSAMERICA BJURMAN, BARRY MICRO EMERGING GROWTH
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     1.05%
Over $250 million up to $500 million............     1.00%
Over $500 million...............................    0.975%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 1.05% of the fund's average daily net assets.

SUB-ADVISER:

   Bjurman, Barry & Associates ("Bjurman, Barry")
   10100 Santa Monica Blvd.
   Suite 1200
   Los Angeles, CA 90067-4103

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.55% of the fund's average daily net assets.

PORTFOLIO MANAGER:

O. THOMAS BARRY, III, CFA, CIC, serves as portfolio manager of this portfolio. Mr. Barry is Chief Investment Officer and Senior Executive Vice President of Bjurman, Barry & Associates. He serves as a Senior Portfolio Manager, member of the Board of Directors, and a Principal Member of the Investment Policy Committee. Prior to joining the firm in 1978, he was the Senior Investment Officer and Portfolio Manager at Security National Pacific Bank. Mr. Barry earned a B.A. majoring in Economics at the University of Iowa and his M.B.A. in Corporate Finance and Accounting at California State University, Long Beach.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA BJURMAN, BARRY MICRO EMERGING GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                            $ 10.47     $ 10.00

Investment Operations:
 Net Investment Income (Loss)        (0.07)      (0.02)
 Net Realized and Unrealized
   Gain (Loss)                        2.11        0.49
                                   -------     -------
   Total Operations                   2.04        0.47
                                   -------     -------
Distributions:
 From Net Investment Income              -           -
 From Net Realized Gains                 -           -
                                   -------     -------
   Total Distributions                   -           -
Net Asset Value, End of Period     $ 12.51     $ 10.47
                                   -------     -------

Total Return(c)                     19.48%       4.70%
 Net Assets, End of Period
   (000's)                         $92,126     $55,381
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                         1.16%(h)       1.25%
   Total(f)                          1.14%       1.38%
 Net Investment Income (Loss) to
   Average Net Assets(a)           (0.63)%     (0.69)%
 Portfolio Turnover Rate(b)           116%         14%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on August 1, 2006.
(h) Ratio of Net Expenses to Average Net Assets is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% for Class I.

TRANSAMERICA BLACKROCK LARGE CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica BlackRock Large Cap Value is to seek long-term capital growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of large cap companies. The fund considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

- INVESTMENT PROCESS
BlackRock follows a proprietary quantitative multifactor quantitive model in selecting securities for the fund's portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the fund's portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the fund generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the fund's portfolio

- Allocation among the economic sectors of the fund's portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the fund may invest in foreign securities that are represented by American Depositary Receipts, or "ADRs."

The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the fund may invest.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

TRANSAMERICA BLACKROCK LARGE CAP VALUE
--------------------------------------------------------------------------------

- political instability and small markets

- different market trading days

- SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek superior long-term performance with below average volatility.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 (R) Value Index, a widely recognized unmanaged index of market performance which measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA BLACKROCK LARGE CAP VALUE
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                             17.14
2007                                                                              3.11

-----------------------------------------------------------
CLASS I SHARES              QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:              12/31/2006           7.11%
-----------------------------------------------------------
  Worst Quarter:             12/31/2007         (3.40)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            3.11%       10.97%
---------------------------------------------------------------------
 Return after taxes on distributions(3)         0.75%        9.46%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         2.03%        8.70%
---------------------------------------------------------------------
 Russell 1000 (R) Value Index (reflects no
 deduction for fees, expenses, or taxes)       (0.17)%      10.76%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.79%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.05%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.84%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           0.84%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.00% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     I        $86       $268        $466        $1,037
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $750 million............    0.775%
Over $750 million...............................     0.75%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

SUB-ADVISER:

   BlackRock Investment Management, LLC ("BlackRock")
   800 Scudders Mill Road
   Plainsboro, New Jersey 08536

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.35%
Over $250 million up to $750 million............    0.325%
Over $750 million...............................     0.30%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

TRANSAMERICA BLACKROCK LARGE CAP VALUE
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:

The fund is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman and Director of Blackrock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates ("MLIM/FAM-advised funds") from 2005 to 2006; President and Chief Investment Officer of MLIM and Fund Asset Management, L.P. ("FAM") from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. ("Princeton Services") and President of Princeton Administrators, L.P. ("Princeton Administrators") from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA BLACKROCK LARGE CAP VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  12.15    $  10.47

Investment Operations:
 Net Investment Income (Loss)         0.12        0.07
 Net Realized and Unrealized
   Gain (Loss)                        1.27        1.64
                                  --------    --------
   Total Operations                   1.39        1.71
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.09)      (0.03)
 From Net Realized Gains             (0.37)          -
                                  --------    --------
   Total Distributions               (0.46)      (0.03)
Net Asset Value, End of Period    $  13.08    $  12.15
                                  --------    --------

Total Return(c)                     11.80%      16.36%
Net Assets, End of Period
 (000's)                          $610,135    $506,529
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.84%       0.84%
   Total(f)                          0.84%       0.84%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.96%       0.62%
 Portfolio Turnover Rate(b)            69%         56%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Class A commenced operations on March 1, 2005. Class I commenced operations on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

TRANSAMERICA JPMORGAN MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica JPMorgan Mid Cap Value is to seek growth from capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve this objective by investing primarily (at least 80% of net assets under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The fund is currently closed to new investors.

Under normal market conditions, the fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the fund's income. The fund may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than

TRANSAMERICA JPMORGAN MID CAP VALUE
--------------------------------------------------------------------------------

non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.


- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek investments in medium-sized companies with a value-oriented philosophy.


(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance. The Russell Midcap(R) Value Index is a widely recognized unmanaged index of market performance that measures the performance of mid-cap value style companies. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                             16.99
2007                                                                              2.62

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2006          6.40%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (3.52)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            2.62%       10.59%
---------------------------------------------------------------------
 Return after taxes on distribution(3)          0.48%        8.85%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         1.72%        8.24%
---------------------------------------------------------------------
 Russell Midcap(R) Value Index (reflects no
 deduction for fees, expenses, or taxes)       (1.42)%       9.68%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: The fund is offered solely to the strategic asset allocation funds and currently is closed to new investments. However, the asset allocation funds may, among themselves, rebalance their investments in the fund as long as the rebalancing does not increase overall fund assets.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
% OF AVERAGE DAILY NET ASSETS                                CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.82%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.05%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.87%
 EXPENSE REDUCTION(b)                                             0.00%
                                                              -------------
 NET OPERATING EXPENSES                                           0.87%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through

TRANSAMERICA JPMORGAN MID CAP VALUE
--------------------------------------------------------------------------------

    March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.05% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.05% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     I        $89       $278        $482        $1,073
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investor Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:
First $100 million..............................     0.85%
Over $100 million...............................     0.80%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.82% of the fund's average daily net assets.

SUB-ADVISER:

   J.P. Morgan Investment Management Inc. ("JPMorgan")
   245 Park Avenue
   New York, New York 10167

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.40% the fund's average daily net assets.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, managing director, heads the U.S. Equity Value Group has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. Mr. Simon holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, Mr. Playford joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. Mr. Playford holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst for covering the gaming and lodging industries. From 1995 to 2000, Ms. Fu worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. She holds a Bachelor of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA JPMORGAN MID CAP VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  11.67    $  10.09

Investment Operations:
 Net Investment Income (Loss)         0.13        0.11
 Net Realized and Unrealized
   Gain (Loss)                        1.13        1.57
                                  --------    --------
   Total Operations                   1.26        1.68
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.11)      (0.05)
 From Net Realized Gains             (0.50)      (0.05)
                                  --------    --------
   Total Distributions               (0.61)      (0.10)
Net Asset Value, End of Period    $  12.32    $  11.67
                                  --------    --------

Total Return(c)                     11.07%      16.71%
Net Assets, End of Period
 (000's)                          $270,661    $245,188
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.87%       0.88%
   Total(f)                          0.87%       0.88%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.98%       1.10%
 Portfolio Turnover Rate(b)            50%         46%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Class A commenced operations on March 1, 2005. Class I commenced operations on November 15, 2005. Class A shareholders redeemed out of Class A and subscribed into Class I on November 15, 2005.

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Jennison Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the fund's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a "bottom up" approach, researching and evaluating individual companies, to manage the fund's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the fund, the sub-adviser looks for companies with the following financial characteristics:

- superior absolute and relative earnings growth

- above average revenue and earnings per share growth

- sustainable or improving profitability

- strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the fund invests have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the fund is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

- strong market position with a defensible franchise

- unique marketing competence

- strong research and development leading to superior new product flow

- capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The fund may invest up to 20% of its assets in the securities of foreign issuers.

The fund may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.


- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 (R) Growth Index, a widely recognized unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                              1.72
2007                                                                             11.49

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          6.13%
------------------------------------------------------------
  Worst Quarter:                6/30/2006         (7.84)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           11.49%        7.14%
---------------------------------------------------------------------
 Return after taxes on distributions(3)        11.43%        6.69%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         7.47%        6.05%
---------------------------------------------------------------------
 Russell 1000 (R) Growth Index (reflects no
 deduction for fees, expenses, or taxes)       11.81%       10.43%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.80%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.07%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.87%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------
      I         $89       $278        $482        $1,073
----------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $500 million............    0.775%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion up to $1.5 billion..............    0.675%
Over $1.5 billion...............................     0.65%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Jennison Associates LLC ("Jennison")
   466 Lexington Avenue
   New York, New York 10017

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.40%
Over $250 million up to $500 million.............    0.35%
Over $500 million up to $1 billion...............    0.30%
Over $1 billion up to $1.5 billion...............    0.25%
Over $1.5 billion................................    0.20%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/ Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS AND BLAIR A. BOYER are the portfolio managers of the fund. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

MICHAEL A. DEL BALSO joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

SPIROS "SIG" SEGALAS was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

BLAIR A. BOYER is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in economics. He received a M.B.A. in finance from New York University in 1989.

The portfolio managers for the fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA JENNISON GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                        CLASS I
                                  --------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  --------------------
                                    2007        2006
                                  ---------   --------
Net Asset Value, Beginning of
 Period                           $  11.40    $ 11.43

Investment Operations:
 Net Investment Income (Loss)         0.03       -(h)
 Net Realized and Unrealized
   Gain (Loss)                        2.08       0.18
                                  --------    -------
   Total Operations                   2.11       0.18
                                  --------    -------
Distributions:
 From Net Investment Income             --          -
 From Net Realized Gains             (0.46)     (0.21)
                                  --------    -------
   Total Distributions               (0.46)     (0.21)
Net Asset Value, End of Period    $  13.05    $ 11.40
                                  --------    -------

Total Return(c)                     19.14%      1.50%
Net Assets, End of Period
 (000's)                          $160,815    $96,273
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.87%      0.89%
   Total(f)                          0.87%      0.89%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.22%    (0.02)%
 Portfolio Turnover Rate(b)            63%        80%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on the average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

(h) Rounds to less than $(0.01) per share.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Legg Mason Partners Investors Value is to seek long-term growth of capital. Current income is a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing fund assets principally in:

- common stocks of established U.S. companies.

ClearBridge emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The fund manager focuses on established large capitalization companies (over $5 billion in market capitalization), seeking to identify those companies with favorable valuations and attractive growth potential. The fund manager employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, ClearBridge looks for:

- company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

- share prices that appear to be temporarily oversold or do not reflect positive company developments.

- share prices that appear to undervalue the company's assets.

- special situations including corporate events, changes in management, regulatory changes or turnaround situations.

The fund may also invest in other equity securities. To a lesser degree, the fund invests in income producing securities such as debt securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital appreciation and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is composed of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000 (R) Value Index (secondary), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                             17.72
2007                                                                              3.53

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006           7.44%
------------------------------------------------------------
  Worst Quarter:               12/31/2007          (3.10)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-----------------------------------------------------------------
                                                      LIFE OF
                                       1 YEAR         CLASS(2)
-----------------------------------------------------------------
  Return before taxes                   3.53%          11.00%
-----------------------------------------------------------------
  Return after taxes on
  distributions(3)                      1.51%           5.16%
-----------------------------------------------------------------
  Return after taxes on
  distributions and sale of fund
  shares(3)                             2.31%           7.71%
-----------------------------------------------------------------
  S&P 500 Index (reflects no
  deductions for fees, expenses or
  taxes)                                5.49%          10.59%
-----------------------------------------------------------------
  Russell 1000 (R) Value Index
  (secondary) (reflects no
  deduction for fees, expenses, or
  taxes)                              (0.17)%          10.76%
-----------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.80%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.09%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.89%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------
     I        $91       $284      $493      $1,096
---------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

SUB-ADVISER:

   ClearBridge Advisors, LLC ("ClearBridge")
   620 Eighth Avenue
   New York, New York 10018

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.35% of the fund's average daily net assets.

PORTFOLIO MANAGERS:

DMITRY KHAYKIN and ROBERT FEITLER serve as co-portfolio managers and are responsible for the day-to-day management of this fund.

Mr. Khaykin, Director and Portfolio Manager, joined ClearBridge (or its predecessor firms) in 2003; prior to 2003, he was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Company, Inc. Mr. Khaykin has a B.A. from New York University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Mr. Feitler, a Managing Director, joined ClearBridge (or its predecessor firms) in 1995. Mr. Feitler has a B.A. in economics from Haverford College and an M.B.A. in finance from the University of Wisconsin.

ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005.

ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                            $ 11.15     $ 14.35

Investment Operations:
 Net Investment Income (Loss)         0.11        0.12
 Net Realized and Unrealized
   Gain (Loss)                        1.05        1.59
                                   -------     -------
   Total Operations                   1.16        1.71
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.12)      (0.05)
 From Net Realized Gains             (2.08)      (4.86)
                                   -------     -------
   Total Distributions               (2.20)      (4.91)
Net Asset Value, End of Period     $ 10.11     $ 11.15
                                   -------     -------

Total Return(c)                     12.10%      16.22%
Net Assets, End of Period
 (000's)                           $64,733     $65,758
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.89%       0.90%
   Total(f)                          0.89%       0.90%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.10%       1.17%
 Portfolio Turnover Rate(b)            12%         23%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Marsico Growth is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Columbia Management Advisors, LLC ("Columbia"), has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve this objective by investing principally in:

- common stocks

This fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The fund will normally hold a core position of between 35 and 50 common stocks. The fund may hold a limited number of additional common securities at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the fund, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.



Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.



As part of this fundamental "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell a fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the fund generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the fund also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the fund invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets, (including securities of issuers quoted in foreign currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices
- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices
- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- CURRENCY
When the fund invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of two broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Russell 1000 (R) Growth Index (secondary), which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Each index is a widely recognized unmanaged index of market performance. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

  YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                              6.30
2007                                                                             18.91

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          8.66%
------------------------------------------------------------
  Worst Quarter:                6/30/2006         (4.61)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

--------------------------------------------------------------------
                                                          LIFE OF
                                             1 YEAR       CLASS(2)
--------------------------------------------------------------------
  Return before taxes                        18.91%        12.81%
--------------------------------------------------------------------
  Return after taxes on distributions(3)     18.78%        12.75%
--------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                     12.30%        10.96%
--------------------------------------------------------------------
  S&P 500 Index (reflects no deductions
  for fees, expenses or taxes)                5.49%        10.59%
--------------------------------------------------------------------
  Russell 1000 (R) Growth Index
  (secondary) (reflects no deduction for
  fees, expenses, or taxes)                  11.81%        10.43%
--------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.80%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.06%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.86%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     I        $88       $274        $477        $1,061
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million..............................     0.80%
Over $500 million...............................     0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Columbia Management Advisors, LLC ("Columbia")
   101 South Tryon Street
   Charlotte, North Carolina 28255

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.40%
Next $250 million...............................    0.375%
Next $500 million...............................     0.35%
Over $1 billion.................................     0.30%

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MARSICO GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  11.07    $  10.63

Investment Operations:
 Net Investment Income (Loss)         0.04        0.01
 Net Realized and Unrealized
   Gain (Loss)                        3.30        0.43
                                  --------    --------
   Total Operations                   3.34        0.44
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.01)          -
 From Net Realized Gains                 -           -
                                  ---------   ---------
   Total Distributions               (0.01)          -
Net Asset Value, End of Period    $  14.40    $  11.07
                                  ---------   ---------

Total Return(c)                     30.25%       4.14%
Net Assets, End of Period
 (000's)                          $396,693    $100,280
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.86%       0.89%
   Total(f)                          0.86%       0.89%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.30%       0.07%
 Portfolio Turnover Rate(b)            40%         62%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA THIRD AVENUE VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Third Avenue Value is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the fund's investment objective by investing, under normal circumstances, at least 80% of the fund's assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

Third Avenue seeks to invest the fund's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

- Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The fund may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The fund is a non-diversified fund.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

TRANSAMERICA THIRD AVENUE VALUE
--------------------------------------------------------------------------------

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

- DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

TRANSAMERICA THIRD AVENUE VALUE
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the fund as it commenced operations on May 1, 2007. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares of this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I
                                                               SHARES
----------------------------------------------------------------------
 Management fees                                               0.80%
 Distribution and service (12b-1) fees                          N/A
 Other expenses                                                0.06%
----------------------------------------------------------------------
                                                               ------
 TOTAL ANNUAL FUND OPERATING EXPENSES                          0.86%
 EXPENSE REDUCTION(b)                                          0.00%
                                                               ------
 NET OPERATING EXPENSES                                        0.86%
----------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.00% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------
     I        $ 88     $274      $477      $1,061
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.80% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Third Avenue Management LLC ("Third Avenue")
   622 Third Avenue, 32nd Floor
   New York, NY 10017-2023.

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.40% of the fund's average daily net assets.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the fund, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also serves as co-portfolio manager of ATST Third Avenue Value, an investment company with an investment program similar to that of the fund. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

IAN LAPEY, co-portfolio manager of the fund, also serves as co-portfolio manager of ATST Third Avenue Value, an investment company with an investment program similar to that of the fund. He has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager of the fund, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms Crawford received a B.A. in economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements is available in the fund's annual report dated as of October 31, 2007.

TRANSAMERICA THIRD AVENUE VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                        CLASS I
                                  --------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  --------------------
                                          2007
                                  --------------------
Net Asset Value, Beginning of
 Period                                 $  28.01

Investment Operations:
 Net Investment Income (Loss)               0.14
 Net Realized and Unrealized
   Gain (Loss)                              0.78
                                        --------
   Total Operations                         0.92
                                        --------
Distributions:
 From Net Investment Income                   --
 From Net Realized Gains                      --
                                        --------
   Total Distributions                        --
Net Asset Value, End of Period          $  28.93
                                        --------

Total Return(c)                            3.28%
Net Assets, End of Period
 (000's)                                $678,578
Ratios/Supplemental Data:(a)
 Ratio of Expenses to Average
   Net Assets
   Net(e)                                  0.86%
   Total(f)                                0.86%
 Net Investment Income (Loss) to
   Average Net Assets(a)                   0.98%
 Portfolio Turnover Rate(b)                  11%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was May 1, 2007.

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Oppenheimer Small- & Mid-Cap Value is to seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, OppenheimerFunds, Inc. ("Oppenheimer") seeks to achieve this objective by investing mainly in stocks of U.S. issuers having a market capitalization up to $13 billion. That includes both small cap stocks (stocks of issuers having a market capitalization under $3 billion) and mid cap stocks (stocks of issuers having a market capitalization between $3 billion and $13 billion). The fund has no fixed ratio for small cap and mid cap stocks in its portfolio, and while its focus is on stocks of U.S. companies, it may invest in stocks of small and mid cap foreign issuers as well. Under normal market conditions the fund will invest at least 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund emphasizes investment in equity securities of companies that Oppenheimer believes are undervalued in the marketplace.

In selecting securities for purchase or sale by the fund, Oppenheimer uses a "value" approach to investing. The fund's portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company's book value, sales, earnings, growth potential and cash flows. The portfolio manager selects securities one at a time. This is called a "bottom up" approach, and the portfolio manager uses fundamental company analysis to focus on particular companies before considering industry trends. The portfolio manager considers the following factors in assessing a company's prospects: favorable supply/demand conditions for key products; development of new products or businesses; quality of management; competitive position in the marketplace; and allocation of capital.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors.

While the fund invests primarily in common stocks, it may also invest in preferred stocks and securities convertible into common stocks. Although they are debt securities, the sub-adviser considers some convertible securities to be "equity equivalents" because of the conversion feature, and their credit rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible securities are subject to both credit risk and interest rate risk. To the extent that the fund buys convertible securities (or other debt securities), it will focus primarily on investment grade securities, which pose less credit risk than other lower-grade securities.

At times, the fund may increase the relative emphasis of its investments in a particular industry or industrial sector and it will then be subject to industry focus risk. To some extent, this risk is limited by the fund's policy of not concentrating its assets in investments in any one industry.

To seek its investment objective, the fund can buy and sell futures contracts, put and call options, forward contracts and other derivatives. Some derivatives strategies could hedge the fund's portfolio against price fluctuations. Other strategies would tend to increase the fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund's foreign investments.

The fund may also invest in unseasoned companies and illiquid, restricted securities. The fund may have a high portfolio turnover rate.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
--------------------------------------------------------------------------------

rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days


- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down


- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.


- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another may remove the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LIQUIDITY
Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investment in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
--------------------------------------------------------------------------------

- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect the fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists when investing in small/ mid-sized company stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500(R) Value Index, a widely recognized unmanaged index of market performance that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

  YEAR-BY-YEAR TOTAL RETURN as of 12/31 (%)

                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2007                                                                             9.35

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2007          8.44%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (4.15)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                       1 YEAR      LIFE OF CLASS(2)
-------------------------------------------------------------------
 Return before taxes                    9.35%           17.94%
-------------------------------------------------------------------
 Return after taxes on
 distributions(3)                       6.51%           15.30%
-------------------------------------------------------------------
 Return after taxes on
 distributions and sale of fund
 shares(3)                              6.11%           13.81%
-------------------------------------------------------------------
 Russell 2500 (R) Value Index
 (reflects no deduction for fees,
 expenses, or taxes)                  (7.27)%            3.47%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations August 1, 2006.
(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.94%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.09%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.03%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           1.03%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.15% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
--------------------------------------------------------------------------------

    fund operating expenses are less than 1.15% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
 SHARE CLASS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
      I          $105     $328      $569      $1,259
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $100 million..............................     0.95%
Over $100 million up to $250 million............     0.90%
Over $250 million up to $500 million............     0.85%
Over $500 million...............................    0.825%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.94% of the fund's average daily net assets.

SUB-ADVISER:

   OppenheimerFunds, Inc. ("Oppenheimer")
   Two World Financial Center
   225 Liberty Street, 11th Floor
   New York, NY 10281-1008

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.40%
Over $250 million up to $500 million............    0.375%
Over $500 million...............................     0.35%

PORTFOLIO MANAGER:

JOHN DAMIAN serves as portfolio manager of this fund.

Mr. Damian, Portfolio Manager, is a Vice President at Oppenheimer. Before joining Oppenheimer in September 2001, he was a senior equity analyst at Citigroup Asset Management from November 1999 through September 2001. Prior to that, from October 1997 through November 1999, he was a senior research analyst at Pzena Investment Management.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements is available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                        CLASS I
                                  --------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  --------------------
                                    2007        2006
                                  ---------   --------
Net Asset Value, Beginning of
 Period                           $  10.94    $ 10.00

Investment Operations:
 Net Investment Income (Loss)           --       0.02
 Net Realized and Unrealized
   Gain (Loss)                        2.44       0.92
                                  --------    -------
   Total Operations                   2.44       0.94
                                  ---------   --------
Distributions:
 From Net Investment Income          (0.02)         -
 From Net Realized Gains             (0.18)         -
                                  --------    -------
   Total Distributions               (0.20)         -
Net Asset Value, End of Period    $  13.18    $ 10.94
                                  --------    -------

Total Return(c)                     22.57%      9.40%
Net Assets, End of Period
 (000's)                          $183,126    $91,899
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                         1.03%(h)      1.15%
   Total(f)                       1.03%(h)      1.22%
 Net Investment Income (Loss) to
   Average Net Assets(a)                --      0.74%
 Portfolio Turnover Rate(b)           118%        33%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on August 1, 2006.

(h) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01% for Class I.

TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of Transamerica BNY Mellon Market Neutral Strategy is to seek investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Franklin Portfolio Associates, LLC (a fully owned subsidiary of the Bank of New York Mellon Corporation) ("BNY Mellon"), seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). BNY Mellon believes that employing disciplined investment strategies based on fundamental concepts, which are quantitatively implemented, provides the best opportunity to add value by obtaining positive returns while maintaining an acceptable level of risk.

BNY Mellon seeks to construct for the fund a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. To do this, BNY Mellon seeks to hold approximately equal dollar amounts of equity securities long and short, so that the general stock market, industry or sector exposures affecting the securities held long and short will substantially offset each other. If this strategy is successful, the result will be a "market-neutral" portfolio, the returns of which tend to be driven primarily by the portfolio manager's stock selection rather than by the effects of broader market conditions.

It is currently expected that the long and short positions of the fund will consist primarily of large-capitalization and medium-capitalization U.S. equity securities listed on the New York, American, and NASDAQ exchanges. The fund may also take long and short positions in securities of non-U.S.-domiciled companies if they are denominated in U.S. dollars and traded on a U.S. exchange, either directly or through ADRs or similar securities. As discussed below, the fund will also hold cash and cash equivalents to provide collateral for its short positions.

BNY Mellon seeks to identify and buy for the fund long portfolio securities it believes are undervalued relative to their peers or which demonstrate attractive momentum and growth characteristics. Conversely, when BNY Mellon believes that a security is overvalued relative to its peers or has negative growth prospects, it may seek to sell it short at the then-current market price. By taking approximately equal long and short positions in different stocks in the same industry and sector, the portfolio manager attempts to design a portfolio the long and short positions of which will generally offset each other in the aggregate in terms of sources of systematic risk. These sources include beta, sector and industry exposures, capitalization, and volatility.

Individual securities will be determined to be candidates for the long or short sub-portfolios primarily by using proprietary quantitative selection models developed by BNY Mellon. These models put a balanced emphasis on value characteristics and momentum-and-growth characteristics.

Due to the continuous changes in the prices of the short positions and long positions, the market value of the short positions and long positions will not always be exactly equal. For example, if the fund is successful, its long positions may increase in value while the short positions decrease in value, thus affecting the market neutrality of the fund. It is the intention of the portfolio manager to take action approximately weekly to rebalance the long and short positions to maintain a market neutral exposure. In addition, BNY Mellon will take action to rebalance the portfolio when the imbalance reaches proprietary thresholds, pre-established by BNY Mellon. This can be done by adding or eliminating short or long positions depending on the rebalancing needs.

The fund may achieve a positive return if either the value of securities in the fund's long portfolio increases more than the securities underlying its short positions, or the value of securities in the fund's long portfolio decreases less than the securities underlying its short positions, each taken as a whole. Conversely, the fund will incur losses if either the securities underlying its short positions increase in value more than the securities in its long portfolio, or the securities underlying its short positions decrease in value less than the securities in its long portfolio. BNY Mellon will determine the size of each long or short position by attempting to balance the competing concerns of the relative attractiveness (from a long or short perspective) of each position with its impact on the risk characteristics of the overall portfolio.

Although BNY Mellon attempts to achieve returns for the fund's shareholders that exceed the return of the 3-month U.S. Treasury Bill, an investment in the fund is significantly different from, and involves greater risks than, an investment in 3-month U.S. Treasury Bills. This is because, among other things, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government; U.S. Treasury Bills have a fixed rate of return; investors in U.S. Treasury Bills do not risk losing their investment; and an investment in the fund is more volatile than an investment in U.S. Treasury Bills. Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs (among other things):

- The fund's long positions decline in value to a degree that is not offset by decreases in the value of the securities sold short, or, conversely, the value of the securities sold short increases to a degree that is not offset by appreciation in the value of securities in the long portfolio.

- The combination of securities held long and sold short fail to protect the fund from overall stock market risk and other systematic risks as anticipated by the sub-adviser.

- The portfolio manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect. Because the fund's returns are expected to be driven primarily by BNY Mellon's stock selection (both long and short), rather than general equity market movements, if BNY Mellon's judgment about individual stocks proves to be incorrect, the fund could incur losses even during periods when the overall movement in stock prices are positive. Also, because BNY Mellon could make incorrect judgments about both the long and the short positions of the fund, its potential losses may exceed those of conventional stock mutual funds that hold only long portfolios.

TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY
--------------------------------------------------------------------------------

No purchase or short sale of any individual equity security will be made if it causes the position to exceed 5% of the net assets of the portfolio, at the time of purchase or short sale.

WHAT IS MARKET NEUTRAL?
A "market neutral" strategy is one where a fund takes a long position and a short position at the same time. At any given time some securities are overvalued and others are undervalued. A fund tries to take advantage of this temporary disequilibrium by seeking to buy long undervalued securities and at the same time seeking to sell short overvalued securities which have the aggregate value approximately equal, and systematic risks similar, to undervalued securities being bought long. By following a market neutral strategy, a fund seeks positive investment returns while neutralizing the general risks associated with stock market investing.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- LEVERAGING
Certain transactions may give rise to a form of leverage. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

- PORTFOLIO TURNOVER
The fund generally will engage in a significant number of short-term transactions, which may adversely affect performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY
--------------------------------------------------------------------------------

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital appreciation but want to minimize their exposure to general stock market risk, and who do not need stable income and are willing to tolerate more risk than fixed-income investments.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the fund as it commenced operations on January 3, 2007. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares of this fund are currently being offered for investment only to certain strategic asset allocation funds.

The following table describes the fees and expense that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I
                                                               SHARES
----------------------------------------------------------------------
 Management fees                                               1.40%
 Distribution and service (12b-1) fees                         N/A
 Dividend expense on short sales(b)                            1.56%
 Other expenses                                                0.09%
----------------------------------------------------------------------
                                                               -------
 TOTAL ANNUAL FUND OPERATING EXPENSES                          3.05%
 EXPENSE REDUCTION(c)                                          0.00%
                                                               -------
 NET OPERATING EXPENSES                                        3.05%
----------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from whom the fund borrowed the stock and to record the payment of the dividend as an expense.
(c) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 1.65% of average daily net assets (excluding certain extraordinary expenses and dividend expense on short sales). TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.65% of average daily net assets (excluding certain extraordinary expenses and dividend expense on short sales).

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     I        $308     $  942      $1,601       $3,365
--------------------------------------------------------

DIVIDEND EXPENSE ON SHORT SALES
The fund engages in short selling as a primary investment strategy. A short sale occurs when the fund sells a stock it does not own and then borrows the stock in order to settle the transaction. Until the borrowed stock is returned to the lender, the fund is required to pay the lender the amount of any dividends declared on the stock. Having sold the borrowed shares, the fund does not itself collect the dividends, and thus has a net expense payable to the lender. This payment is recorded as a "dividend expense on short sales" on the financial statements of the fund and is reported as part of the fund's expense ratio. It is important to note that when the fund sells a stock short, the proceeds are typically held in cash, which earns interest at a negotiated rate. This interest, when combined with the fund's other investment returns, is expected to offset the fund's short sale dividend expenses and thereby reduce total expenses.

TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at an annual rate of 1.40% of the fund's average daily net assets.

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 1.40% of the fund's average daily net assets.

SUB-ADVISER:

   Franklin Portfolio Associates, LLC ("BNY Mellon")
   One Boston Place, 34th Floor
   Boston, MA 02108

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.90% of the fund's average daily net assets.

PORTFOLIO MANAGERS:

MICHAEL F. DUNN, CFA, lead portfolio manager, is a Senior Vice President and Senior Portfolio Manager at Franklin Portfolio Associates. Mr. Dunn has managed portfolios with similar strategies at Franklin Portfolio Associates since 2002. Mr. Dunn received a B.S. in Mathematics and Linguistics from Yale University, and earned his CFA charter in 1994. Prior to joining Franklin Portfolio Associates in 1999, he was responsible for quantitative R&D and "hybrid" portfolio management, including market-neutral strategies, at Wellington Management Company in Boston. He previously ran index and active portfolios and performed quantitative research at the IBM Retirement Fund and prior to that at Mellon Capital Management. Mr. Dunn is a member of the Chicago Quantitative Alliance and the Boston Security Analyst Society.

OLIVER E. BUCKLEY, CIO, is back-up portfolio manager of the fund. Prior to joining Franklin Portfolio Associates in 2000, he was responsible for research in the Structured Products Group at INVESCO. Mr. Buckley previously served as a portfolio manager at Martingale Asset Management and spent 5 years at BARRA as the manager of Equity Consulting Service. He received his MBA from the University of California at Berkeley. In addition, he earned an M.S. degree in Engineering-Economics Systems and a B.S. degree in Mathematical Sciences, both from Stanford University.

JOHN S. CONE, CEO, is back-up portfolio manager of the fund. Mr. Cone received a M.S. in Management from the Krannert Graduate School of Management at Purdue University where he was honored as a Krannert Associates Fellow. He earned a B.A. degree in Economics from Rice University. Mr. Cone received his CFA charter in 1985. He is one of the five founding members of Franklin Portfolio Associates. He has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analysts Society and the Chicago Quantitative Alliance.

Franklin Portfolio Associates' portfolio managers also collectively monitor daily portfolio activity, acting as a check and balance on policy implementation.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                    CLASS I
                                             ---------------------
                                             For the Period Ended
                                               October 31,(d,g)
                                             ---------------------
                                                     2007
                                             ---------------------
Net Asset Value, Beginning of
 Period                                            $  10.00

Investment Operations:
 Net Investment Income (Loss)                          0.23
 Net Realized and Unrealized
   Gain (Loss)                                        (0.45)
                                                   --------
   Total Operations                                   (0.22)
                                                   --------
Distributions:
 From Net Investment Income                               -
 From Net Realized Gains on
   Investments                                            -
                                                   --------
   Total Distributions                                    -
Net Asset Value, End of Period                     $   9.78
                                                   --------

Total Return(c)                                       (2.20)%
Net Assets, End of Period
 (000's)                                           $112,394
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                                             1.49%(h)
   Total(f)                                           3.05%(i)
 Net Investment Income (Loss) to
   Average Net Assets(a)                              2.77%
 Portfolio Turnover Rate(b)                            119%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was January 3, 2007.

(h) Ratio of Net Expenses to Average Net Assets is exclusive of dividends sold short (representing 1.56% of Average Net Assets).

(i) Ratio of Total Expenses to Average Net Assets is inclusive of dividends on securities sold short (representing 1.56% of Average Net Assets).

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Equity is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- EQUITY SECURITIES
TIM generally invests at least 80% of the fund's net assets in a diversified portfolio of domestic common stocks. TIM believes in long-term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

- shareholder-oriented management

- dominance in market share

- cost production advantages

- leading brands

- self-financed growth

- attractive reinvestment opportunities

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors.


While TIM invests principally in domestic common stocks, the fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 (R) Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                              9.31
2007                                                                             16.34

-----------------------------------------------------------
CLASS I SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:                9/30/2007          7.15%
-----------------------------------------------------------
  Worst Quarter:               6/30/2006         (3.55)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                                          LIFE OF
                                             1 YEAR      CLASS(2)
-------------------------------------------------------------------
  Return before taxes                        16.34%       12.77%
-------------------------------------------------------------------
  Return after taxes on distributions(3)     16.34%       12.71%
-------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                     10.62%       10.95%
-------------------------------------------------------------------
  Russell 1000 (R) Growth Index (reflects
  no deduction for fees, expenses, or
  taxes)                                     11.81%       10.43%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                              0.71    %
 Distribution and service (12b-1) fees                         N/A
 Other expenses                                               0.07    %
----------------------------------------------------------------------------
                                                             -------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                         0.78    %
 EXPENSE REDUCTION(B)                                         0.00    %
                                                           ------------------------------
 NET OPERATING EXPENSES                                       0.78    %
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.17% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------
    I         $80        $249        $433        $  966
---------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million up to $2.5 billion.............    0.70%
Over $2.5 billion................................    0.65%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.71% of the fund's average daily net assets.

SUB-ADVISER

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million...............................    0.35%
Over $500 million up to $2.5 billion.............    0.30%
Over $2.5 billion................................    0.25%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA
Portfolio Manager (lead)

Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC
Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN
Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA
Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE
Portfolio Manager (co)

Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA EQUITY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $   9.90    $   9.17

Investment Operations:
 Net Investment Income (Loss)         0.01        -(h)
 Net Realized and Unrealized
   Gain (Loss)                        2.32        0.81
                                  --------    --------
   Total Operations                   2.33        0.81
                                  --------    --------
Distributions:
 From Net Investment Income              -           -
 From Net Realized Gains                 -       (0.08)
                                  --------    --------
   Total Distributions                   -       (0.08)
Net Asset Value, End of Period    $  12.23    $   9.90
                                  --------    --------

Total Return(c)                     23.54%       8.83%
Net Assets, End of Period
 (000's)                          $888,019    $714,803
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.78%       0.81%
   Total(f)                          0.78%       0.81%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.13%       0.02%
 Portfolio Turnover Rate(b)            62%         19%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

(h) Rounds to less than $0.01.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Growth Opportunities is to maximize long-term growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in:

- equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the fund's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth

- high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

While the fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors who are willing and financially able to take on above-average stock market volatility in order to pursue long-term capital growth.


(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell Midcap(R) Growth Index, a widely recognized unmanaged index of market performance which measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values). The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                              4.72
2007                                                                             23.24

-----------------------------------------------------------
CLASS I SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:                9/30/2007         13.22%
-----------------------------------------------------------
  Worst Quarter:               9/30/2006         (6.60)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                             LIFE OF
                                                 1 YEAR     CLASS(2)
---------------------------------------------------------------------
  Return before taxes                            23.24%      14.50%
---------------------------------------------------------------------
  Return after taxes on distributions(3)         23.24%      14.50%
---------------------------------------------------------------------
  Return after taxes on distributions and sale
  of fund shares(3)                              15.10%      12.46%
---------------------------------------------------------------------
  Russell Midcap(R) Growth Index (reflects no
  deduction for fees, expenses, or taxes)        11.43%      12.18%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                  0.79%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.09%
----------------------------------------------------------------------------
                                                             ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.88%
 EXPENSE REDUCTION(b)                                             0.00%
                                                             ------------------------------
 NET OPERATING EXPENSES                                           0.88%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.40% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------
    I         $90       $281        $488       $1,084
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.80%
Over $250 million up to $500 million.............    0.75%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $100 million...............................    0.40%
Over $100 million................................    0.35%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

EDWARD S. HAN
Portfolio Manager (co-lead)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA
Portfolio Manager (co-lead)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $   8.43    $   7.99

Investment Operations:
Net Investment Income (Loss)         (0.01)          -(h)
 Net Realized and Unrealized
   Gain (Loss)                        3.17        0.44
                                  --------    --------
   Total Operations                   3.16        0.44
                                  --------    --------
Distributions:
 From Net Investment Income              -           -
 From Net Realized Gains                 -           -
                                  --------    --------
   Total Distributions                   -           -
Net Asset Value, End of Period    $  11.59    $   8.43
                                  --------    --------

Total Return(c)                     37.49%       5.51%
Net Assets, End of Period
 (000's)                          $206,863    $214,775
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.88%       0.88%
   Total(f)                          0.88%       0.88%
 Net Investment Income (Loss) to
   Average Net Assets(a)             (0.15)%     (0.06)%
 Portfolio Turnover Rate(b)            85%         59%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

(h) Rounds to less than $(0.01).

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Small/Mid Cap Value is to seek to maximize total return.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small- and mid-cap equity securities of domestic companies. The fund defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The fund generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the companies' products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- SMALL OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2500(R) Value Index, a widely recognized unmanaged index of market performance which measures the performance of the Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2006                                                                             14.87
2007                                                                             23.17

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2007         13.01%
------------------------------------------------------------
  Worst Quarter:                9/30/2006         (2.84)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
  Return before taxes                          23.17%       19.13%
---------------------------------------------------------------------
  Return after taxes on distributions(3)       17.99%       15.66%
---------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                       15.13%       14.64%
---------------------------------------------------------------------
  Russell 2500(R) Value Index (reflects no
  deduction for fees, expenses, or taxes)      (7.27)%       6.18%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.79%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.06%
----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.85%
 EXPENSE REDUCTION(b)                                            0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                          0.85%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.40% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.40% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------
    I         $87       $271       $471      $1,049
-----------------------------------------------------

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.75%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million..............................    0.375%
Over $500 million...............................    0.325%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA
Portfolio Manager (lead)

Michelle E. Stevens is Principal, Portfolio Manager, and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail Separately Managed Accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA SMALL/MID CAP VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  17.87    $  16.84

Investment Operations:
 Net Investment Income (Loss)         0.26        0.18(h)
 Net Realized and Unrealized
   Gain (Loss)                        6.32        1.97(h)
                                  ---------   ---------
   Total Operations                   6.58        2.15
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.23)          -
 From Net Realized Gains             (0.31)      (1.12)
                                  ---------   ---------
   Total Distributions               (0.54)      (1.12)
Net Asset Value, End of Period    $  23.91    $  17.87
                                  ---------   =========

Total Return(c)                     37.78%      13.30%
Net Assets, End of Period
 (000's)                          $487,605    $478,728
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.85%       0.86%
   Total(f)                          0.85%       0.86%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.30%    1.05%(h)
 Portfolio Turnover Rate(b)            22%         21%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class I was November 15, 2005.
(h) For the year ended October 31, 2006, Net Investment Income (Loss), Net Realized and Unrealized Gains (Loss), and Net Investment Income (Loss) to Average Net Assets are inclusive of adjustments to dividend income resulting from differences between estimated and actual amounts for REIT investments. The adjustments for all classes include an increase of $0.02, and a decrease of $0.02 to Net Investment Income (Loss) and Net Realized and Unrealized Gains (Loss), respectively. The ratio of Net Investment Income (Loss) to Average Net Assets was increased by 0.09%

TRANSAMERICA UBS LARGE CAP VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica UBS Large Cap Value is to seek to maximize total return, consisting of capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, UBS Global Asset Management (Americas) Inc. ("UBS"), seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. UBS defines large capitalization companies as those with a market capitalization of at least $3 billion. The fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the fund's benchmark, the Russell 1000 (R) Value Index, but below $3 billion in market capitalization. Investments in equity securities may include, among others, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

In selecting securities, the sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the sub-adviser's assessment of what a security is worth. The fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The sub-adviser then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options and futures. The fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves

TRANSAMERICA UBS LARGE CAP VALUE
--------------------------------------------------------------------------------

risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially high returns over the long term. The value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the fund invests. It is important to note that an investment in the fund is only one component of a balanced investment plan.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 (R) Value Index, a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2005                                                                              9.90
2006                                                                             18.52
2007                                                                              0.54

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006         7.72%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (4.91)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                          1 YEAR     LIFE OF CLASS(2)
---------------------------------------------------------------------
  Return before taxes                     0.54%         10.41%
---------------------------------------------------------------------
  Return after taxes on
  distributions(3)                       (0.31)%         9.71%
---------------------------------------------------------------------
  Return after taxes on distributions
  and sale of fund shares(3)              0.36%          8.71%
---------------------------------------------------------------------
  Russell 1000 (R) Value Index
  (reflects no deduction for fees,
  expenses, or taxes)                    (0.17)%        10.62%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

TRANSAMERICA UBS LARGE CAP VALUE
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.77%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.04%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.81%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           0.81%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.02% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.02% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
     I        $83      $259      $450       $1,002
----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $200 million..............................     0.82%
Over $200 million up to $400 million............     0.76%
Over $400 million up to $750 million............     0.74%
Over $750 million up to $1 billion..............     0.71%
Over $1 billion up to $1.5 billion..............     0.67%
Over $1.5 billion...............................     0.62%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.77% of the fund's average daily net assets.

SUB-ADVISER:

   UBS Global Asset Management (Americas) Inc. ("UBS")
   One North Wacker Drive
   Chicago, Illinois 60606

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $400 million...............................    0.32%
Over $400 million up to $750 million.............    0.30%
Over $750 million up to $1 billion...............    0.27%
Over $1 billion up to $1.5 billion...............    0.25%
Over $1.5 billion................................    0.20%

PORTFOLIO MANAGERS:

Investment decisions for the fund are made by an investment management team at UBS. John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for the fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

JOHN LEONARD is Head of North American Equities and Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director, of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the fund since its inception.

THOMAS M. COLE is Head of Research -- North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985 and a portfolio manager of the fund since its inception.

THOMAS DIGENAN has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the fund since its inception.

SCOTT HAZEN has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until

TRANSAMERICA UBS LARGE CAP VALUE
--------------------------------------------------------------------------------

2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of the fund since its inception.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA UBS LARGE CAP VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout the period:

                                             CLASS I
                                  -----------------------------
                                      For the Period Ended
                                        October 31,(d,g)
                                  -----------------------------
                                    2007       2006      2005
                                  --------   --------   -------
Net Asset Value, Beginning of
 Period                           $  12.73     $10.95    $10.00

Investment Operations:
 Net Investment Income (Loss)         0.19       0.14      0.12
 Net Realized and Unrealized
   Gain (Loss)                        1.36       1.92      0.84
                                  --------   --------   -------
   Total Operations                   1.55       2.06      0.96
Distributions:
 From Net Investment Income          (0.13)     (0.10)    (0.01)
 From Net Realized Gains             (0.36)     (0.18)        -
                                  --------   --------   -------
   Total Distributions               (0.49)     (0.28)    (0.01)
Net Asset Value, End of Period    $  13.79     $12.73    $10.95
                                  --------   --------   -------

Total Return(c)                     12.48%     19.19%     9.60%
Net Assets, End of Period
 (000's)                          $880,922   $226,782   $94,135
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.81%      0.88%     0.92%
   Total(f)                          0.81%      0.88%     0.92%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.41%      1.21%     1.14%
 Portfolio Turnover Rate(b)            27%        32%       43%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on a initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on November 8, 2004.

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of Transamerica Van Kampen Mid-Cap Growth is capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
Under normal market conditions, the fund will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as sub-adviser to this fund), under the name Van Kampen ("Van Kampen"). The Van Kampen U.S. Growth Team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth Team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth Team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The fund may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

Van Kampen also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the fund's investment portfolio and Van Kampen's expectations concerning the securities market. Van Kampen may invest up to 25% of the fund's assets in securities of foreign companies, including emerging market securities, primarily through ownership of depository receipts. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The fund may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the fund generally seeks to be fully invested in the instruments described above except that at least a small portion of fund assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that fund assets are invested in cash equivalents, in times of rising market prices, the fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the fund can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund may hold fluctuate in price, the value of your investments in the fund will go up and down.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH
--------------------------------------------------------------------------------

of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The fund may be required to establish special custody or other arrangements before investing.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

- PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.


- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH
--------------------------------------------------------------------------------

and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

- INVESTING AGGRESSIVELY
- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the Fund more volatile.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for the investor who seeks capital appreciation over the long-term, is willing to take on the increased risks of investing in medium-sized companies, can withstand substantial volatility in the value of his shares, and wishes to add to his or her personal holdings a fund that invests primarily in common stocks of medium-sized companies.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell Midcap (R) Growth Index, a widely recognized unmanaged index of market performance that measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values). The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2007                                                                             22.87

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          9.66%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (0.35)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                       1 YEAR      LIFE OF CLASS(2)
-------------------------------------------------------------------
 Return before taxes                   22.87%           15.18%
-------------------------------------------------------------------
 Return after taxes on
 distributions(3)                      20.11%           13.84%
-------------------------------------------------------------------
 Return after taxes on
 distributions and sale of fund
 shares(3)                             14.90%           12.26%
-------------------------------------------------------------------
 Russell Midcap (R) Growth Index
 (reflects no deduction for fees,
 expenses, or taxes)                   11.43%           11.07%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations January 3, 2006.
(3) The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.80%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.10%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.90%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           0.90%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH
--------------------------------------------------------------------------------

    March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.00% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------
    I         $  92      $ 287       $498      $1,108
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $1 billion................................     0.80%
Over $1 billion.................................    0.775%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Morgan Stanley Investment Management Inc.
   doing business as Van Kampen ("Van Kampen")
   522 Fifth Avenue
   New York, NY 10036

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM, at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $1 billion................................     0.40%
Over $1 billion.................................    0.375%

PORTFOLIO MANAGERS:

The fund is managed by members of Van Kampen's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the fund are Dennis P. Lynch, David S. Cohen and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yueng, each an Executive Director. The team also manages Transamerica Van Kampen Small Company Growth and the growth equity portion of ATST Van Kampen Large Cap Core.

DENNIS P. LYNCH is responsible for the execution of the overall strategy of the fund. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth Team in July 2005. Prior to July 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON YUENG has been associated with Van Kampen since 2002 and joined Van Kampen's U.S. Growth Team in December 2007. Prior to December 2007, Mr. Yueng worked in a research capacity for Van Kampen.

Mr. Lynch is the lead manager of the fund, and Messrs. Cohen, Chainani, Norton and Yueng are co-portfolio managers. Mr. Lynch is responsible for the execution of the overall strategy of the fund.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                        CLASS I
                                  --------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  --------------------
                                    2007        2006
                                  ---------   --------
Net Asset Value, Beginning of
 Period                           $  10.33    $ 10.00

Investment Operations:
 Net Investment Income (Loss)         0.04       0.01
 Net Realized and Unrealized
   Gain (Loss)                        3.81       0.32
                                  --------    -------
   Total Operations                   3.85       0.33
                                  --------    -------
Distributions:
 From Net Investment Income          (0.02)         -
 From Net Realized Gains                 -          -
                                  --------    -------
   Total Distributions               (0.02)         -
Net Asset Value, End of Period    $  14.16    $ 10.33
                                  --------    -------

Total Return(c)                     37.32%      3.30%
Net Assets, End of Period
 (000's)                          $125,380    $75,092
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.90%      0.92%
   Total(f)                          0.90%      0.92%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.32%      0.11%
 Portfolio Turnover Rate(b)            74%        50%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on January 3, 2006.

TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Van Kampen Small Company Growth is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this fund) under the name Van Kampen ("Van Kampen").

Van Kampen seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and foreign companies. Van Kampen selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

The sub-adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) rising trend in return on invested capital, and (iii) sustainable competitive advantages.

The Van Kampen U.S. Growth Team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth Team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth Team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the fund's net assets will be invested in equity securities of small capitalization companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon Van Kampen's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. Van Kampen may invest up to 25% of the fund's assets in securities of foreign issuers including emerging market securities, primarily through ownership of depositary receipts.

The fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody's or BB or lower by S&P, or if not rated by Moody's or S&P of equivalent quality as determined by Van Kampen), including foreign and domestic securities.

The fund may invest up to 10% of its assets in real estate investment trusts ("REITs").

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SMALLER COMPANIES
Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 2000(R) Growth Index, a widely recognized unmanaged index of market performance which is a market capitalization index of small capitalization domestic equity securities. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2005                                                                             13.02
2006                                                                             12.15
2007                                                                              1.64

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2006         12.03%
------------------------------------------------------------
  Worst Quarter:                6/30/2006         (8.32)%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS as of 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
  Return before taxes                           1.64%       10.37%
---------------------------------------------------------------------
  Return after taxes on distributions(3)       (2.05)%       8.62%
---------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                        1.14%        7.99%
---------------------------------------------------------------------
  Russell 2000(R) Growth Index (reflects no
  deduction for fees, expenses, or taxes)       7.05%       10.46%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                  0.95%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.06%
----------------------------------------------------------------------------
                                                             ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             1.01%
 EXPENSE REDUCTION(b)                                             0.00%
                                                               -----------
 NET OPERATING EXPENSES                                           1.01%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.15% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
     I        $103     $322      $558       $1,236
----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.95%
Over $500 million................................    0.85%

TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.95% of the fund's average daily net assets.

SUB-ADVISER:

   Morgan Stanley Investment Management Inc.
   doing business as Van Kampen ("Van Kampen")
   522 Fifth Avenue
   New York, New York 10036

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million...............................    0.45%
Over $500 million................................    0.40%

PORTFOLIO MANAGERS:

The fund is managed by members of Van Kampen's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the fund are David S. Cohen, Dennis P. Lynch and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yueng, each an Executive Director. The team has managed the fund since its inception in November 2004.

DAVID S. COHEN has been with Van Kampen since 1993 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

DENNIS P. LYNCH has worked for Van Kampen since 1998 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth Team in July 2005. Prior to July 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON YUENG has been associated with Van Kampen since 2002 and joined Van Kampen's U.S. Growth Team in December 2007. Prior to December 2007, Mr. Yueng worked in a research capacity for Van Kampen.

Mr. Cohen is the lead manager of the fund, and Messrs. Lynch, Chainani, Norton and Yueng are co-portfolio managers. Mr. Cohen is responsible for the execution of the overall strategy of the fund.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout the period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   ---------   -------
Net Asset Value, Beginning of
 Period                           $  12.78   $   11.29    $10.00
Investment Operations:
 Net Investment Income (Loss)         0.02       (0.02)     0.01
 Net Realized and Unrealized
   Gain (Loss)                        1.81        1.69      1.28
                                  --------   ---------   -------
   Total Operations                   1.83        1.67      1.29
                                  --------   ---------   -------
Distributions:
 From Net Investment Income              -       (0.01)        -
 From Net Realized Gains             (0.47)      (0.17)        -
                                  --------   ---------   -------
   Total Distributions               (0.47)      (0.18)        -
Net Asset Value, End of Period    $  14.14   $   12.78    $11.29
                                  --------   ---------   -------

Total Return(c)                     14.75%      14.92%    12.80%
Net Assets, End of Period
 (000's)                          $188,347   $ 301,649   $86,432
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            1.01%       1.01%     1.07%
   Total(f)                          1.01%       1.01%     1.07%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.13%      (0.19%)    0.06%
 Portfolio Turnover Rate(b)            71%         67%       75%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on a initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on November 8, 2004.

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica BlackRock Global Allocation is to provide high total investment return.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve this objective through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The fund will invest its assets in issuers that are located in a number of countries throughout the world. There is no limit on the percentage of assets the fund can invest in a particular type of security. The fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The fund has no geographic limits on where its investments may be located. This flexibility allows fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the fund's objective.

The fund uses its investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. At any given time, however, the fund may emphasize either debt securities or equity securities. While the fund can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The fund may invest in both developed and emerging markets. BlackRock tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. BlackRock will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting a market. In deciding between equity and debt investments, BlackRock looks at a number of factors, including the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

The fund may also, from time to time, identify certain real assets, such as real estate or precious metals, that BlackRock believes will increase in value because of economic trends and cycles or political or other events. The fund may invest a portion of its assets in securities related to those real assets such as stock, fixed-income securities or convertible securities issued by real estate investment trusts.

The fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, BlackRock emphasizes stocks that it believes are undervalued. BlackRock places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. The fund may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The fund can invest in all types of debt securities of varying maturities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, bank loans, and securities issued or guaranteed by certain international organizations such as the World Bank.

The fund may engage in short sales. The fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. The fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The fund may also make short sales "against the box" without being subject to this limitation. In this type of short sale, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

The fund may invest up to 35% of its total assets in "junk" bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which BlackRock considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the fund buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. The fund will invest in these securities only when BlackRock believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

The fund may use derivatives to seek to increase the return of the fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets.

The fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return on the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities may make it easier for the fund to access other markets or hedge risks of other assets held by the fund these securities are subject to the risks related to the underlying index or other assets.

The fund may also lend its portfolio securities, may hold non-US dollar cash investments, and may invest uninvested cash balances in affiliated money market funds.

Under adverse or unstable market conditions, the fund may invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
--------------------------------------------------------------------------------

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds may fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
--------------------------------------------------------------------------------

or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- DISTRESSED SECURITIES
The fund may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- PRECIOUS METAL RELATED SECURITIES
Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

- Declining real estate value

- Risks relating to general and local economic conditions

- Over-building

- Increased competition for assets in local and regional markets

- Increases in property taxes

- Increases in operating expenses or interest rates

- Change in neighborhood value or the appeal of properties to tenants

- Insufficient levels of occupancy

- Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
--------------------------------------------------------------------------------

investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- SECURITIES LENDING
The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The fund may be required to establish special custody or other arrangements before investing.

- SYNDICATED BANK LOANS
The fund may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, the fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, the fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to the fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and representation. In the absence of definitive regulatory guidance, the fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.


- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek to maximize returns and who can tolerate substantial volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Financial Times Stock Exchange World Index ("FTSE World Index"), a widely recognized, unmanaged index of market performance that measures the large/mid cap aggregate of 2,700 stocks from the FTSE Global Equity Index Series. It covers 98% of the investable market capitalization. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

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--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             15.65
2007                                                                             16.55

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006          5.87%
------------------------------------------------------------
  Worst Quarter:                6/30/2006          1.32%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           16.55%       15.96%
---------------------------------------------------------------------
 Return after taxes on distribution(3)         13.86%       14.04%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        10.95%       12.64%
---------------------------------------------------------------------
 FTSE World Index (reflects no deduction for
 fees, expenses, or taxes)                     11.32%       16.16%
---------------------------------------------------------------------
 MSCIW Index(4) (reflects no deduction for
 fees, expenses, or taxes)                      9.57%       14.83%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on December 6, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(4) This index served as the fund's benchmark prior to July 17, 2007. The FTSE World Index was added to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.74%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.11%
 Acquired fund fees and expenses(c)                              0.01%
----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.86%
 EXPENSE REDUCTION(B)                                            0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES(C)                                       0.86%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.00% of average daily net assets, excluding certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
(c) Fund operating expenses do not correlate to the ratio of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
SHARE CLASS    1 YEAR   3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------
      I         $88      $274      $477       $1,061
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.
                                        78
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--------------------------------------------------------------------------------

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $100 million...............................    0.80%
Over $100 million................................    0.72%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.74% of the fund's average daily net assets.

SUB-ADVISER:

   BlackRock Investment Management, LLC ("BlackRock")
   800 Scudders Mill Road
   Plainsboro, NJ 08536

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $100 million...............................    0.44%
Over $100 million................................    0.32%

PORTFOLIO MANAGERS:

The fund is managed by members of a team of investment professionals who participate in the team's research process and stock selection. Dennis W. Stattman, Senior Portfolio Manager and Dan Chamby and Romualdo Roldan, are jointly and primarily responsible for the day-to-day management of the fund. James MacMillan is also a member of the fund's portfolio management team.

MR. STATTMAN, the overall investment supervisor for the fund, has been the fund's senior portfolio manager since 2002. He was senior co-portfolio manager of the fund from 2000 to 2002 and an associate portfolio manager of the fund from 1989 to 2000. Mr. Stattman is a Managing Director of BlackRock, Inc. since 2006. Prior to joining BlackRock in 2006, he was a Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2000 to 2006 and a Director of MLIM from 1997 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1989.

MR. CHAMBY has been the fund's associate portfolio manager since 2003 and assists Mr. Stattman in the day-to-day management of the fund's portfolio. He has been a Director of BlackRock, Inc. and an associate portfolio manager with the Global Allocation team since 2004. He was a Director of MLIM from 2000 to 2006.

MR. ROLDAN has been the fund's associate portfolio manager since 2006 primarily advising on investments in emerging markets. He has been a Director of BlackRock, Inc. and an associate portfolio manager with the Global Allocation team since 2006. He was a Director of MLIM from 2000 to 2006; a Vice President of MLIM from 1998 to 2000, and portfolio manager thereof from 1999 to 2006. Mr. Roldan was previously a Senior Vice President, Santander Investments from 1995 to 1998.

MR. MACMILLAN has been a member of the fund's management team since 2006 primarily advising on investments in Europe. He is a Managing Director of BlackRock, Inc. since 2006. Prior to joining BlackRock in 2006, Mr. MacMillan was a Managing Director of MLIM from 2000 to 2006 and was a Director (Equity Fund Management) of an affiliate of the MLIM from 1993 to 2000. He has been a portfolio manager with BlackRock or MLIM for more than five years.

BlackRock and its affiliated investment advisers have provided investment advisory services to various clients for more than 20 years.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                     October 31(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  11.23    $  10.00
Investment Operations:
 Net Investment Income (Loss)         0.24        0.19
 Net Realized and Unrealized
   Gain (Loss)                        2.15        1.06
                                  --------    --------
   Total Operations                   2.39        1.25
                                  --------    --------
Distributions:
 From Net Investment Income          (0.20)      (0.02)
 From Net Realized Gains             (0.19)          -
                                  --------    --------
   Total Distributions               (0.39)      (0.02)
Net Asset Value, End of Period    $  13.23    $  11.23
                                  --------    --------
Total Return(c)                     21.95%      12.45%
Net Assets, End of Period
 (000's)                          $520,484    $490,941
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.85%       0.90%
   Total(f)                          0.85%       0.90%
 Net Investment Income (Loss) to
   Average Net Assets(a)              2.04       2.02%
 Portfolio Turnover Rate(b)            30%         31%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g)  The fund commenced operations on December 6, 2005.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Clarion Global Real Estate Securities is long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve its objective by investing principally in equity securities of real estate companies which include:

- common stocks

- convertible securities

Under normal conditions, the fund will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The fund's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid-and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process for constructing the fund's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the fund for a variety of reasons, such as to secure gains, limit losses, or redeploy fund investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of fund investments to achieve the fund's investment objective.

The fund may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit ("REMIC") certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the fund does not directly invest in real estate.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

- Declining real estate value

- Risks relating to general and local economic conditions

- Over-building

- Increased competition for assets in local and regional markets

- Increases in property taxes

- Increases in operating expenses or interest rates

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

- Change in neighborhood value or the appeal of properties to tenants

- Insufficient levels of occupancy

- Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- REITS
Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total return consisting of current income and potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified fund invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the S&P/Citigroup World Property Index, a widely recognized, unmanaged index of market performance which measures the performance of companies worldwide that derive more than 60% of their sales from property or real-estates related activities. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
(BAR CHART)

2006                                                                             42.05
2007                                                                             -6.98

------------------------------------------------------------
CLASS I SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:               3/31/2006          15.16%
------------------------------------------------------------
  Worst Quarter:             12/31/2007         (10.62)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           (6.98)%      17.91%
---------------------------------------------------------------------
 Return after taxes on distributions(3)       (11.91)%      12.32%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        (4.03)%      12.91%
---------------------------------------------------------------------
 S&P/Citigroup World Property Index
 (reflects no deduction for fees, expenses,
 or taxes)                                     (7.25)%      16.38%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.79%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.09%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.88%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------
      I         $  90     $ 281     $ 488      $1,084
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $500 million............    0.775%
Over $500 million up to $1 billion..............     0.70%
Over $1 billion.................................     0.65%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.79% of the fund's average daily net assets.

SUB-ADVISER:

   ING Clarion Real Estate Securities LP ("Clarion")
   201 King of Prussia Road, Suite 600
   Radnor, Pennsylvania 19087

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.40%
Over $250 million up to $500 million............    0.375%
Over $500 million up to $1 billion..............     0.35%
Over $1 billion.................................     0.30%

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-managers of this fund.

T. RITSON FERGUSON, CFA, is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the fund.

JOSEPH P. SMITH, CFA, is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1997, he was with Alex Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

STEVEN D. BURTON, CFA, is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the fund. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  20.25    $  15.85

Investment Operations:
 Net Investment Income (Loss)         0.36        0.21(h)
 Net Realized and Unrealized
   Gain (Loss)                        2.45        5.85(h)
                                  --------    --------
   Total Operations                   2.81        6.06
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.80)      (0.28)
 From Net Realized Gains             (1.78)      (1.38)
                                  --------    --------
   Total Distributions               (2.58)      (1.66)
Net Asset Value, End of Period    $  20.48    $  20.25
                                  --------    --------

Total Return(c)                     15.11%      41.43%
Net Assets, End of Period
 (000's)                          $367,750    $331,620
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.88%       0.91%
   Total(f)                          0.88%       0.91%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.29%       1.27%(h)
 Portfolio Turnover Rate(b)            72%         76%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets shows the net expense ratio, which is total expenses less reimbursement by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of share Class I was November 15, 2005.

(h) For the year ended October 31, 2006, Net Investment Income (Loss), Net Realized and Unrealized Gains (Loss), and Net Investment Income (Loss) to Average Net Assets are inclusive of adjustments to dividend income resulting from differences between estimated and actual amounts for REIT investments. The adjustments include a decrease of $0.06, and an increase of $0.06 to Net Investment Income (Loss) and Net Realized and Unrealized Gains (Loss), respectively. The ratio of Net Investment Income (Loss) to Average Net Assets was decreased by 0.37%.

TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Evergreen Health Care is to seek long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Evergreen Investment Management Company, LLC ("Evergreen"), seeks to achieve this objective by investing, under normal circumstances, at least 80% of the fund's net assets in the equity securities of "health care companies." A company is generally deemed to be a "health care company" if it develops, produces or distributes products or services related to the health care or medical industries and derives a substantial portion (i.e., more than 50%) of its revenue from products and services in health care. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and health care information and service providers. The fund may invest in securities of relatively well-known and large companies as well as small- and medium-sized companies. In choosing the best companies to invest in, Evergreen looks for strong management, growing product lines, leading technology, franchise niche, and a strong balance sheet, which may transform into high return on equity and consistent high earnings growth. Stocks are selected based on both Evergreen's estimate of their fundamental investment value and their relative attractiveness compared to their business competitors. Evergreen generally does not take portfolio turnover into account in making investment decisions. This means that the fund could have a high portfolio turnover (100% or more) in any fiscal year.

The fund may invest in securities of both domestic and foreign issuers. There is no limit to the amount the fund may invest in foreign securities.

The fund may invest in futures and options, which are forms of derivatives. Such practices may be used for any purpose, including to hedge the fund's portfolio to protect against market decline, to maintain the fund's exposure to its market, to manage cash or to attempt to increase income. In addition, the fund may also engage in short sales of securities for any purpose, including to hedge the fund's portfolio, to protect against market decline, to maintain the fund's exposure to its market, to manage cash or to attempt to increase income.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- HEALTH CARE SECTOR
To the extent the fund invests a significant portion of its assets in one or more economic sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the sectors or industries than if the fund always maintained wide diversity among the sectors and industries in which it invests.

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in health care companies include the risk that the economic prospects, and the share prices, of such companies generally can fluctuate dramatically due to changes in the regulatory or competitive environments.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

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--------------------------------------------------------------------------------

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

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--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
- INVESTOR PROFILE
This fund may be appropriate for the investor who is seeking an aggressive approach to capital growth through investment in health care companies, and can accept the potential for above-average price fluctuations. The fund should not represent an investor's complete investment program or be used for short-term trading purposes.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Standard & Poor's 1500 Super Composite Health Care Index ("S&P 1500 Health Care Index"), an unmanaged, capitalization-weighted index tracking the performance of health care stocks within the S&P 500, S&P MidCap 400 and the S&P 600 Indexes. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

                                  [BAR CHART]

2005                   11.86%
2006                   15.24%
2007                    8.49%

-----------------------------------------------------------
    CLASS I SHARES          QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:               9/30/2005         10.59%
-----------------------------------------------------------
  Worst Quarter:              3/31/2005         (9.29)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

-------------------------------------------------------------------
                                                          LIFE OF
                                              1 YEAR     CLASS(2)
-------------------------------------------------------------------
  Return before taxes                          8.49%      13.66%
-------------------------------------------------------------------
  Return after taxes on distributions(3)       5.45%      11.04%
-------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                       5.55%      10.55%
-------------------------------------------------------------------
  S&P 1500 Health Care Index (reflects no
  deduction for fees, expenses, or taxes)      8.00%       9.08%
-------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
NOTE: Prior to March 1, 2006, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.84%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.06%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.90%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

---------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------
      I         $ 92       $287       $498       $1,108
---------------------------------------------------------

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TRANSAMERICA EVERGREEN HEALTH CARE
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $100 million...............................    0.87%
Over $100 million up to $250 million.............    0.85%
Over $250 million................................    0.80%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.84% of the fund's average daily net assets.

SUB-ADVISER:

   Evergreen Investment Management Company, LLC ("Evergreen")
   200 Berkeley Street
   Boston, Massachusetts 02116-5034

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $100 million...............................    0.42%
Over $100 million up to $250 million.............    0.40%
Over $250 million................................    0.35%

PORTFOLIO MANAGER:

ROBERT JUNKIN is Managing Director and Senior Portfolio Manager of the Evergreen Health Care Fund with Evergreen's Equity Management group. He has been with Evergreen since 2007. Previously, Mr. Junkin served as a Vice President and Portfolio Manager with MFC Global Investment Management where he was responsible for the John Hancock Health Sciences Fund (2005-2007), and a co-manager for the Large Cap Equity Portfolio (2003-2007). Additionally, he served as a Vice President and Portfolio Manager with Pioneer Investments on large- and mid-cap growth funds (1997-2002). Mr. Junkin spent several years as a Senior Research Analyst with ABN Amro and Mabon Securities covering the medical technology and health services industries. Mr. Junkin also has direct industry experience with the biotechnology firm Elan Pharma where he served as a Finance Manager from 1991-1992. He began his career at Price Waterhouse in 1988 and has been working in the investment industry since 1992. He received a B.A. in economics from the University of Pennsylvania and an M.S. in accounting from Northeastern University.

Evergreen has provided investment advisory services to various clients for more than 70 years.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   --------   --------
Net Asset Value, Beginning of
 Period                           $  14.22   $  12.52   $  11.26

Investment Operations:
 Net Investment Income (Loss)         0.03       -(i)      (0.07)
 Net Realized and Unrealized
   Gain (Loss)                        1.75       2.42       1.43
                                  --------   --------   --------
 Total Operations                     1.78       2.42       1.36
                                  --------   --------   --------
Distributions:
 From Net Investment Income             --          -          -
 From Net Realized Gains             (1.85)     (0.72)     (0.10)
                                  --------   --------   --------
   Total Distributions               (1.85)     (0.72)     (0.10)
                                  --------   --------   --------
Net Asset Value, End of Period    $  14.15   $  14.22   $  12.52
                                  --------   --------   --------

Total Return(c)                     14.04%      20.02%    12.09%
Net Assets, End of Period
 (000's)                          $363,479   $514,419   $173,270
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.90%       0.96%(h)    1.06%
   Total(f)                          0.90%       0.96%(h)    1.06%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.23%      (0.03)%    (0.65)%
 Portfolio Turnover Rate(b)            68%         92%       59%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d)  Per share information is calculated based on average shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser and includes the recapture of previously waived expenses by the investment adviser.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements and recapture of previously waived expenses by the investment adviser.

(g)  The inception date for the fund's offering of Class I was November 8, 2004.
(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01% for Class I.
(i)  Rounds to less than ($0.01).

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TRANSAMERICA BLACKROCK NATURAL RESOURCES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica BlackRock Natural Resources is to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve this objective by investing principally in equity securities of U.S. and non-U.S. companies with substantial natural resource assets.

Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries) exploring, mining, refining, processing, fabricating, dealing in or owing natural resource assets. Companies' values are related to the market value of a natural resource asset when, in the opinion of management, the company's market value or profitability is significantly affected by changes in the value of a natural resource. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber, land, underdeveloped real property, and agricultural commodities.

The fund may invest in both U.S. and non-U.S. companies of any market capitalization, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies.

The fund uses a combination of "top-down" and "bottom-up" investment analysis. With a "top-down" analysis, BlackRock seeks to allocate investments to natural resource-related economic sectors that it believes have more favorable pricing power than other sectors. In a "bottom-up" analysis, BlackRock also selects investments based on its assessment of the management quality and earning prospects of individual companies. When assessing individual companies, BlackRock looks for companies that it believes are relatively undervalued.

WHAT IS A "TOP-DOWN" APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

A company's stock is undervalued when the stock's current price is less than what BlackRock believes a share of the company is worth. A company's worth can be assessed by several factors, such as financial resources, value of tangible assets, rate of return on capital, quality of management, and overall business prospects. A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. BlackRock may also determine a company is undervalued if its stock price is depressed due to setbacks from which BlackRock believes the company will recover. BlackRock attempts to identify companies that are undervalued based on relative price-earnings, price-to-book, and price-to-cash-flow ratios. In seeking to identify such companies, BlackRock considers which of the companies that meet its criteria would be most likely to benefit from the economic circumstances anticipated by BlackRock.

WHAT IS A "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

The fund will invest in common stock, preferred stock, securities convertible into common stock, rights to subscribe for common stock, and derivative securities or instruments, such as options, the value of which is based on a common stock or group of common stocks or other asset. The fund also may invest in futures contracts and other derivative instruments to help manage the risk of investing in companies with substantial natural resource assets.

In addition, the fund may use derivatives to hedge its portfolio against market and currency risks or to seek to enhance returns. The derivatives that the fund may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.

The fund may invest in asset-based securities. These are fixed-income securities whose principal amount, redemption terms or conversion terms are related to the market price of some natural resource asset, such as gold bullion. The fund will only purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade or are issued by issuers that BlackRock has determined to be of similar creditworthiness. The fund also may invest in asset-based securities the potential return of which is based on the change in a specified commodity price. The fund may, for example, invest in a debt security that pays a variable amount of interest or principal based on the current level of a natural resource commodity, such as gold or oil.

The fund is non-diversified, and may focus its investments in one or more natural resource-related sectors.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

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--------------------------------------------------------------------------------

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market securities. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities include fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

- FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing

                                        92
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--------------------------------------------------------------------------------

styles. The fund may also underperform other equity funds using the value style.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

- LIQUIDITY
Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, natural resources industries can be significantly affected by events relating to international political developments, natural disasters, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and other natural resources industry will lag the performance of other industries or the broader market as a whole.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers or industries increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who are seeking long term capital growth from his or her investment, are comfortable with the fund's short-term price volatility and the risks associated with the fund's investment strategy, and are looking for exposure to a variety of foreign markets.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the fund as it commenced operations on January 3, 2007. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

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--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I
                                                               SHARES
----------------------------------------------------------------------
 Management fees                                               0.80%
 Distribution and service (12b-1) fees                          N/A
 Other expenses                                                0.09%
----------------------------------------------------------------------
                                                               ------
 TOTAL ANNUAL FUND OPERATING EXPENSES                          0.89%
 EXPENSE REDUCTION(b)                                          0.00%
                                                               ------
 NET OPERATING EXPENSES                                        0.89%
----------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009 to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.00% of average daily net assets (excluding certain extraordinary expenses). TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.00% of average daily net assets (excluding certain extraordinary expenses).

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------
     I        $91       $284        $493        $1,096
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:
First $250 million..............................     0.80%
Over $250 million up to $500 million............    0.775%
Over $500 million...............................     0.75%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   BlackRock Investment Management, LLC ("BlackRock")
   800 Scudders Mill Road
   Plainsboro, NJ 08536

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.40%
Over $250 million up to $500 million............    0.375%
Over $500 million...............................     0.35%

PORTFOLIO MANAGER:

ROBERT SHEARER, CFA, serves as portfolio manager of this fund. Mr. Shearer is Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2000 to 2006; First Vice President of MLIM from 1998 to 2000; and Vice President of MLIM from 1997 to 1998.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                          2007
                                  ---------------------
Net Asset Value, Beginning of
 Period                                 $  10.00

Investment Operations:
 Net Investment Income (Loss)               0.04
 Net Realized and Unrealized
   Gain (Loss)                              4.07
                                  ---------------------
   Total Operations                         4.11
                                  ---------------------
Distributions:
 From Net Investment Income                    -
 From Net Realized Gains on
   Investments                                 -
                                  ---------------------
   Total Distributions                         -
Net Asset Value, End of Period          $  14.11
                                  ---------------------

Total Return(c)                           41.10%
                                  ---------------------
Net Assets, End of Period
 (000's)                                $156,779
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                                  0.89%
   Total(f)                                0.89%
 Net Investment Income (Loss) to
   Average Net Assets(a)                   0.39%
 Portfolio Turnover Rate(b)                   7%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was January 3, 2007.

                                        95
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--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of Transamerica Federated Market Opportunity is to provide moderate capital appreciation and high current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the fund's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITS, securities of precious metal companies and derivative and hybrid instruments. This investment strategy is designed to enable the fund to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because the sub-adviser anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The fund's asset allocation is based on valuation, sentiment, and technical considerations. The fund generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the fund's portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may increase the fund's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor or if Federated believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the fund's portfolio in cash in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The fund's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment-grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment-grade securities.

In addition to investing in equity and fixed-income securities, the fund may invest in the following in attempting to achieve its investment objective:

- derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),

- foreign forward currency contracts, convertible bonds,

- REITS, and

- securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The fund may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The fund may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the fund may use derivatives or hybrid instruments. First, the fund may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the fund based on the change in

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--------------------------------------------------------------------------------

value of an underlying equity security. Second, the fund may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the fund may invest in derivatives contracts as part of its hedging strategies. For example, the fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the fund may invest directly. The fund may also, for example, use derivative contracts to:

- obtain premiums from the sale of derivative contracts;

- realize gains from trading a derivative contract; or

- hedge against potential losses. For example, the fund may buy put options on stock indices or individual stocks (even if the stocks are not held by the fund) in an attempt to hedge against a decline in stock price).

There can be no assurance that the fund's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------

The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- CURRENCY
When the fund invests in securities denominated in foreign currencies or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for

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--------------------------------------------------------------------------------

  dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the fund to leverage risks or carry liquidity risks.

- COMMODITIES
Because the fund may invest in instruments whose performance is linked to the price of an underlying commodity or commodity

TRANSAMERICA FEDERATED MARKET OPPORTUNITY
--------------------------------------------------------------------------------

index, the fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

- LIQUIDITY
Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- INVESTMENT COMPANIES
To the extent that the fund invests in other investment companies such as ETFs, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

- EXCHANGE TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect the fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 (R) Value Index, which measures the performance of the Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values, and the Merrill Lynch 3-month T-Bill Index (ML 3-month T-Bill Index), an unmanaged index that measures returns of three-month treasury bills. The table shows average annual total returns for Class I shares of the fund.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY
--------------------------------------------------------------------------------

Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2006                                                                              0.99
2007                                                                             -0.93

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2006          3.00%
------------------------------------------------------------
  Worst Quarter:                9/30/2006         (3.83)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           (0.93)%       0.04%
---------------------------------------------------------------------
 Return after taxes on distribution(3)         (1.60)%     (0.82)%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        (0.49)%     (0.40)%
---------------------------------------------------------------------
 Russell 3000(R) Value Index (reflects no
 deduction for fees, expenses, or taxes)       (1.01)%       9.35%
---------------------------------------------------------------------
 ML 3-month T-Bill Index (reflects no
 deduction for fees, expenses, or taxes         5.00%        4.90%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on December 6, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.81%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.12%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.93%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           0.93%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect the current contractual advisory fees.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.05% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.05% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------------
 SHARE CLASS   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------
      I         $ 95        $296         $515        $1,143
--------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS

First $30 million...............................     0.85%
Over $30 million up to $50 million..............     0.80%
Over $50 million up to $500 million.............     0.70%
Over $500 million up to $750 million............    0.675%
Over $750 million...............................     0.65%

TRANSAMERICA FEDERATED MARKET OPPORTUNITY
--------------------------------------------------------------------------------

NOTE: The advisory fees for this fund were recently changed.

Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

AVERAGE DAILY NET ASSETS

First $30 million................................    0.85%
Over $30 million up to $50 million...............    0.80%
Over $50 million.................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.81% of the fund's average daily net assets.

SUB-ADVISER:

   Federated Equity Management Company of Pennsylvania ("Federated") 1001 Liberty Avenue
   Pittsburgh, Pennsylvania 15222-3779

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $30 million...............................     0.50%
Over $30 million up to $50 million..............     0.35%
Over $50 million up to $500 million.............     0.25%
Over $500 million up to $750 million............    0.225%
Over $750 million...............................     0.20%

NOTE: The sub-advisory fees for this fund were recently changed.

Prior to January 1, 2008, the sub-adviser received the following compensation from TAM, expressed as a specified percentage of the fund's average daily net assets:

First $30 million................................    0.50%
Over $30 million up to $50 million...............    0.35%
Over $50 million.................................    0.25%

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has been the fund's portfolio manager since inception. Mr. Lehman joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1986 to 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                           CLASS I
                                  -------------------------
                                  For the Period Ended(d,g)
                                         October 31,
                                  -------------------------
                                     2007          2006
                                  -----------   -----------
Net Asset Value, Beginning of
 Period                             $  9.71       $ 10.00

Investment Operations:
 Net Investment Income (Loss)          0.24          0.27
 Net Realized and Unrealized
   Gain (Loss)                        (0.34)        (0.30)
                                    -------       -------
   Total Operations                   (0.10)        (0.03)
                                    -------       -------
Distributions:
 From Net Investment Income           (0.28)        (0.26)
 From Net Realized Gains                  -             -
                                    -------       -------
   Total Distributions                (0.28)        (0.26)
Net Asset Value, End of Period      $  9.33       $  9.71
                                    -------       -------

Total Return(c)                       (1.03)%       (0.35)%
Net Assets, End of Period
 (000's)                            $53,747       $83,188
                                    -------       -------
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                             0.93%         0.88%
   Total(f)                           0.93%         0.88%
 Net Investment Income (Loss) to
   Average Net Assets(a)              2.49%         2.97%
 Portfolio Turnover Rate(b)             97%           72%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on December 6, 2005.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Convertible Securities is to seek maximum total return through a combination of current income and capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing principally in:

- convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the fund's assets in other types of securities, including common stock.

TIM may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The fund may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.


These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek current income enhanced by the potential for capital growth, and are willing to tolerate fluctuation in principal value caused by changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of the Merrill Lynch All U.S. Convertibles Securities Index ("MLAUSC Index"), a widely recognized unmanaged index of market performance which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             11.28
2007                                                                             17.61

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007           7.67%
------------------------------------------------------------
  Worst Quarter:                9/30/2006          (1.65)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           17.61%       14.96%
---------------------------------------------------------------------
 Return after taxes on distributions(3)         7.97%        9.71%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        11.44%       10.05%
---------------------------------------------------------------------
 MLAUSC Index (reflects no deduction for
 fees, expenses, or taxes)                      4.55%        9.01%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.75%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.07%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.82%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          0.82%
------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.35% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------
      I         $84       $262        $455      $1,014
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.75%
Over $250 million...............................     0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.75% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.35% of the fund's average daily net assets, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

KIRK J. KIM
Portfolio Manager (lead)

Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the lead of Transamerica Convertible Securities and Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  12.76    $  11.71

Investment Operations:
 Net Investment Income (Loss)         0.16        0.14
 Net Realized and Unrealized
   Gain (Loss)                        3.23        1.17
                                  --------    --------
   Total Operations                   3.39        1.31
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.17)      (0.13)
 From Net Realized Gains             (0.67)      (0.13)
                                  --------    --------
   Total Distributions               (0.84)      (0.26)
Net Asset Value, End of Period    $  15.31    $  12.76
                                  --------    --------

Total Return(c)                      28.10%      11.26%
Net Assets, End of Period
 (000's)                          $148,562    $256,474
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                             0.82%       0.82%
   Total(f)                           0.82%       0.82%
 Net Investment Income (Loss) to
   Average Net Assets(a)              1.24%       1.20%
 Portfolio Turnover Rate(b)             92%         69%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Science & Technology() is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The fund generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific and technological issues. The entire value of the fund may decrease technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

- HEALTH CARE SECTOR
To the extent the fund invests a significant portion of its assets in one or more economic sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the sectors or industries than if the fund always maintained wide diversity among the sectors and industries in which it invests.

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

single economic, political or regulatory occurrence than a more diversified portfolio might be.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.


YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
The fund may be appropriate for investors who seek long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

(BAR CHART)

2006                                                                              1.00
2007                                                                             32.86

---------------------------------------------------------
CLASS I SHARES             QUARTER ENDED       RETURN
---------------------------------------------------------
  Best Quarter:              6/30/2007         11.44%
---------------------------------------------------------
  Worst Quarter:             6/30/2006         (9.86)%
---------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           32.86%        15.84%
---------------------------------------------------------------------
 Return after taxes on distributions(3)        31.32%        15.09%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        21.35%        13.22%
---------------------------------------------------------------------
 Dow Jones US Technology Index
 (reflects no deduction for fees, expenses,
 or taxes)                                     15.72%        12.20%
---------------------------------------------------------------------

(1)Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2)Class I commenced operations on November 15, 2005.
(3)The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to August 1, 2006, a different sub-adviser managed this fund, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and held shares of the fund.

---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                           CLASS I SHARES
---------------------------------------------------------------------------
 Management fees                                                0.78%
 Distribution and service (12b-1) fees                           N/A
 Other expenses                                                 0.14%
---------------------------------------------------------------------------
                                                          ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                           0.92%
 EXPENSE REDUCTION(B)                                           0.00%
                                                          ------------------------------
 NET OPERATING EXPENSES                                         0.92%
------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.18% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18% of average daily net assets, excluding certain extraordinary expenses.

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
 SHARE CLASS   1 YEAR   3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------
      I         $94      $293      $509       $1,131
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million..............................     0.78%
Over $500 million...............................     0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.78% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, CA 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.35%
Over $250 million up to $500 million.............    0.30%
Over $500 million................................    0.25%

PORTFOLIO MANAGERS:

KIRK J. KIM
Portfolio Manager (lead)

Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Convertible Securities and Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA
Portfolio Manager (co)

Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE
Portfolio Manager (co)

Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Science & Technology, and Transamerica Balanced (Equity). Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA
Portfolio Manager (co)

Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

TIM, through it's parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                            $  3.93     $  3.98

Investment Operations:
 Net Investment Income (Loss)        (0.02)      (0.01)
 Net Realized and Unrealized
   Gain (Loss)                        1.83        0.02
                                   -------     -------
   Total Operations                   1.81        0.01
                                  ---------   ---------
Distributions:
 From Net Investment Income              -           -
 From Net Realized Gains                 -       (0.06)
                                   -------     -------
   Total Distributions                   -       (0.06)
Net Asset Value, End of Period     $  5.74     $  3.93
                                   -------     -------

Total Return(c)                     46.06%       0.12%
Net Assets, End of Period
 (000's)                           $84,206     $57,642
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.92%       0.92%
   Total(f)                          0.92%       0.92%
 Net Investment Income (Loss) to
   Average Net Assets(a)             (0.41)%     (0.35)%
 Portfolio Turnover Rate(b)            66%         94%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica AllianceBernstein International Value is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, AllianceBernstein L.P. ("AllianceBernstein"), seeks to achieve this objective by investing primarily in equity securities of established companies selected from more than 40 industries and from more than 40 developed countries. Under normal market conditions, the fund will primarily invest in issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. These countries currently include (without limitation) the developed nations in Europe and the Far East, Canada and Australia. The fund's investment policies emphasize investment in companies that are determined by AllianceBernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.

AllianceBernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

AllianceBernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. AllianceBernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

Once AllianceBernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued).

The fund does not simply purchase the top-ranked securities. Rather, AllianceBernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the fund. AllianceBernstein's team of quantitative analysts builds valuation and risk models to seek a portfolio that is constructed to obtain an effective balance of risk and return.

In order to reduce the risk that an undervalued security will be purchased before an adverse event, AllianceBernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Consequently, currency and equity positions are evaluated separately. In addition, AllianceBernstein may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The fund also may:

- Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

- Invest up to 20% of its total assets in convertible securities;

- Invest up to 15% of its net assets in illiquid securities;

- Invest up to 10% of its total assets in rights and warrants (including but not limited to participation notes);

- Enter into derivatives contracts including forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

- Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

- Enter into currency swaps and forward currency exchange contracts for hedging purposes;

- Make secured loans of portfolio securities of up to one-third of its total assets; and

- Enter into repurchase agreements.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
--------------------------------------------------------------------------------

periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

- REPURCHASE AGREEMENTS
Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
--------------------------------------------------------------------------------

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
- SECURITIES LENDING
The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate significant volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             30.16
2007                                                                              7.41

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 3/31/2006         12.25%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (5.12)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            7.41%       18.32%
---------------------------------------------------------------------
 Return after taxes on distribution(3)          4.67%       16.42%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         5.16%       14.80%
---------------------------------------------------------------------
 MSCI-EAFE Index (reflects no deduction for
 fees, expenses, or taxes)                     11.63%       19.79%
---------------------------------------------------------------------

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
--------------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on December 6, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.84%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.09%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.93%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           0.93%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.13% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.13% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    I         $95      $296      $515       $1,143
----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $200 million..............................     0.88%
Over $200 million up to $500 million............     0.81%
Over $500 million...............................     0.77%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.84% of the fund's average daily net assets.

SUB-ADVISER:

   AllianceBernstein L.P. ("AllianceBernstein")
   1345 Avenue of the Americas
   New York, NY 10105

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $200 million...............................    0.45%
Over $200 million up to $500 million.............    0.36%
Over $500 million................................    0.32%

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

AllianceBernstein manages this fund relying heavily on the fundamental analysis and research of AllianceBernstein's internal research staff. No one person is principally responsible for making recommendations for the fund's portfolio.

The following portfolio managers are those with the most significant responsibility for the day-to-day management of the fund:

SHARON E. FAY, CFA, is Chief Investment Officer -- Global Value Equities. Ms. Fay joined Bernstein in 1990 as a research analyst, following the airline, lodging, trucking and retail industries, and has been Executive Vice President and Chief Investment Officer-Global Value Equities of AllianceBernstein since 2003, overseeing all portfolio management and research activities relating to cross-border and non-US value investment portfolios and chairing the Global Value Investment Policy Group. She brings to this role a range of experience in helping establish AllianceBernstein as a global player in value investing, having first successfully launched Canadian Value as the firm's first single-market service focused outside the US. She went on to build the UK Value service, the firm's first portfolio management and research team based outside of the US. Until January 2006, Ms. Fay was Co-CIO -- European and UK Value Equities, a position she assumed with Bernstein. She also serves on AllianceBernstein's Management Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1997 and 1999, Ms. Fay was CIO -- Canadian Value Equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Before joining Bernstein, Ms. Fay served as director of research at Bernard L. Madoff. She earned a BA from Brown University and an MBA from Harvard Business School. Location: London.

KEVIN F. SIMMS, CPA, is Co-Chief Investment Officer -- International Value Equities; Director of Research -- Global Value Equities. Mr. Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he has been instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of research -- Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

HENRY S. D'AURIA, CFA, is Chief Investment Officer -- Emerging Markets Value Equities and Co-Chief Investment Officer -- International Value Equities. Mr. D'Auria was named co-CIO -- International Value equities in 2003, adding to his responsibilities as CIO -- Emerging Markets Value equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research -- Small Cap Value equities and director of research -- Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural-gas companies, and he later covered the financial-services industry. Before coming to Bernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College. Location:
New York

MARILYN G. FEDAK, CFA, is Executive Vice President, Head -- Bernstein Value Equities Business and Co-Chief Investment Officer -- US Large Cap Value. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. From
1993 -- 2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities; in 2003, she named John Mahedy a Senior Vice President, her co-CIO. She serves on AllianceBernstein's Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its US Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. Location: New York

JOHN P. MAHEDY, CPA, is Co-Chief Investment Officer -- US Value Equities; Director of Research -- US Value Equities. Mr. Mahedy was named Co-CIO -- US Value equities in 2003. He continues to serve as director of research -- US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.

The sub-adviser has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  12.35    $  10.00

Investment Operations:
 Net Investment Income (Loss)         0.25        0.20
 Net Realized and Unrealized
   Gain (Loss)                        2.65        2.16
                                  --------    --------
   Total Operations                   2.90        2.36
                                  --------    --------
Distributions:
 From Net Investment Income          (0.15)      (0.01)
 From Net Realized Gains             (0.22)          -
                                  --------    --------
   Total Distributions               (0.37)      (0.01)
Net Asset Value, End of Period    $  14.88    $  12.35
                                  --------    --------

Total Return(c)                     23.99%      23.67%
Net Assets, End of Period
 (000's)                          $519,217    $376,531
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.93%       0.99%
   Total(f)                          0.93%       0.99%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.82%       1.91%
 Portfolio Turnover Rate(b)            36%         22%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on December 6, 2005.

TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Schroders International Small Cap is to seek to provide long-term capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund invests primarily in the equity securities of smaller companies located outside the United States. Schroder Investment Management North America Inc. ("Schroders"), sub-adviser to the fund, normally invests at least 80% of the fund's net assets, plus any borrowings for investment purposes, in small-capitalization companies (generally those with market capitalizations, based on the number of shares readily available in the market, of $4 billion or less at the time of investment) that it believes offer the potential for capital appreciation.

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company's potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company's securities compared with those of other companies and the market as a whole. In selecting investments for the fund, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches the sub-adviser's estimate of fair value or when the sub-adviser identifies a significantly more attractive investment candidate.

The fund generally emphasizes developed markets in Europe and the Pacific, with a limited allocation to emerging markets. Stocks of emerging-markets countries can be substantially more volatile and substantially less liquid than those of both U.S. and more developed foreign markets.

The fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or they may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared with larger companies, and it may take longer for the prices of these securities to reflect the full value of their issuers' earnings potential or assets.

It is important to note that market capitalization ranges change over time, and interpretations of size vary. Therefore, there is no standard definition of "small-cap" and definitions may change over time.

Besides investing in stocks of foreign companies, the fund may make other kinds of investments to achieve its objective.

The fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. The fund may also invest in convertible securities and warrants.

The fund may invest, to a limited extent, in derivatives. Investments in derivatives may subject the fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The fund does not intend to use derivatives for speculation or for the purpose of leveraging, or magnifying, investment returns.

The fund may enter into forward foreign currency exchange contracts, which are a type of derivative contracts.

The fund may temporarily depart from its normal investment policies, for instance, by allocating substantial assets to cash investments in response to extraordinary market, economic, political, or other conditions. In doing so, the fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth
                                       117
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--------------------------------------------------------------------------------

stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- SMALLER COMPANIES
Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- INVESTMENT STYLE
Returns from foreign small-capitalization growth stocks may trail returns from the overall stock market. Historically, foreign small cap stocks have been more volatile in price than the large cap stocks that dominate the overall market, and they often perform quite differently.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- COUNTRY/REGIONAL
Local events, such as political upheaval, financial troubles, or natural disasters may weaken a country's or a region's securities markets. Because the fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for the investor who seeks long-term capital growth and can tolerate risks associated with small-cap stocks and foreign investing.

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--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the fund as it had not commenced operations prior to the date of this prospectus. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares of this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I
                                                               SHARES
----------------------------------------------------------------------
 Management fees                                               1.07%
 Distribution and service (12b-1) fees                          N/A
 Other expenses                                                0.20%
----------------------------------------------------------------------
                                                               ------
 TOTAL ANNUAL FUND OPERATING EXPENSES                          1.27%
 EXPENSE REDUCTION(b)                                          0.00%
                                                               ------
 NET OPERATING EXPENSES                                        1.27%
----------------------------------------------------------------------

(a) Annual fund operating expenses are based on estimates.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009 to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.27% of average daily net assets (excluding certain extraordinary expenses). TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.27% of average daily net assets (excluding certain extraordinary expenses).

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------
SHARE CLASS  1 YEAR   3 YEARS
----------------------------------
     I        $129     $403
----------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:
First $300 million..............................     1.07%
Over $300 million...............................     1.00%

SUB-ADVISER:

   Schroder Investment Management North America Inc. ("Schroders") 875 Third Avenue, 22nd Floor
   New York, NY 10022- 6225

Schroder has delegated some of its duties as sub-adviser to its London affiliate, Schroder Investment Management North America Limited, 31 Gresham Street, London EC2V 7QA, England.

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:
First $300 million..............................     0.60%
Over $300 million...............................     0.55%

PORTFOLIO MANAGER:

The portfolio manager primarily responsible for the day-to-day management of the fund is Matthew Dobbs, who chairs the Schroder International Smallcap Investment Committee. The Investment Committee has overall responsibility for the management of the fund. The Committee, composed of small cap specialists, determines the country allocation of the fund, while stock selection is primarily the responsibility of senior regional small cap portfolio managers.

MATTHEW DOBBS, who joined Schroders in 1981, is the Head of Global Small Cap Equities for Schroders plc and Schroder Investment Management North America Limited and a member of the Global/EAFE equity team. Following four years in research, Mr. Dobbs has been involved in both global and specialized Pacific Basin portfolio management. He took overall responsibility for the International Small Cap team in February 2000. Prior to that, Mr. Dobbs was the Pacific ex Japan small cap specialist, and has held a small cap role since 1996.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

                                       119
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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Financial Highlights for the fund are not included in this prospectus because the fund had not commenced operations prior to the date of this prospectus.

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

TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Evergreen International Small Cap is to seek capital growth.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Evergreen Investment Management Company, LLC ("Evergreen"), seeks to achieve this objective by investing principally in:

- equity securities of small companies located in at least three countries, one of which may be the United States.

The fund normally invests at least 80% of its net assets in equity securities, such as common stocks, convertible securities, preferred stocks, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") of small cap issuers located in at least three countries. These are defined as companies which, at the time of purchase, have total market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P/ Citigroup Global Ex-U.S. EMI Index. The S&P/Citigroup Global Ex-U.S. EMI Index is made up of those companies representing the lowest 20% of each country's total available market capitalization. The fund may also invest in debt securities of any foreign governments and any international agency such as the World Bank and time deposits with foreign banks and may hold cash and cash equivalents. The fund may invest in securities of issuers located in foreign countries with developed markets as well as those with emerging markets. When investing in securities, the fund seeks to invest in equity securities of issuers that the portfolio manager believes are well managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The fund also seeks to identify and invest in countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth.

Although not a principal investment strategy, the fund may invest up to 10% of its assets in Real Estate Investment Trusts ("REITs") or their foreign equivalents.

The fund may engage in hedging and cross-hedging with respect to foreign currencies in both U.S. dollars and foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the fund's investments are denominated. Under normal conditions, this strategy is not expected to represent more than 25% of the assets of the fund.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than those associated with investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- SMALL- AND MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate.

These risks include:

- Declining real estate value

- Risks relating to general and local economic conditions

- Over-building

- Increased competition for assets in local and regional markets

- Increases in property taxes

- Increases in operating expenses or interest rates

- Change in neighborhood value or the appeal of properties to tenants

- Insufficient levels of occupancy

- Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

- REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

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TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term capital growth and can tolerate risks associated with small-cap stocks and foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the S&P/Citigroup Global Ex-U.S. EMI Index, which is an unmanaged index of market performance of the companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

[BAR GRAPH]

2005                                                                             31.78
2006                                                                             27.73
2007                                                                             14.15

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006         13.81%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (2.66)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           14.15%       26.25%
---------------------------------------------------------------------
 Return after taxes on distribution(3)          9.41%       23.04%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         9.34%       21.38%
---------------------------------------------------------------------
 S&P/Citigroup Global Ex-U.S. EMI Index
 (reflects no deduction for fees, expenses,
 or taxes)                                     12.36%       23.99%
---------------------------------------------------------------------

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--------------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 1.03%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.10%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            1.13%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          1.13%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.32% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.32% of average daily net assets, excluding certain extraordinary expenses.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------
      I         $115      $359        $622        $1,375
----------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     1.07%
Over $250 million...............................     1.00%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 1.03% of the fund's average daily net assets.

SUB-ADVISER:
   Evergreen Investment Management Company, LLC ("Evergreen")
   200 Berkeley Street
   Boston, Massachusetts 02116

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $250 million................................    0.52%
Over $250 million.................................    0.50%

PORTFOLIO MANAGER:
FRANCIS X. CLARO, CFA is a Managing Director, Senior Portfolio Manager and Head of Evergreen's International Developed Markets Equity team. He has been with Evergreen or one of its predecessor firms since 1994. He was co-portfolio manager of Evergreen Latin America Fund and Evergreen Emerging Markets Growth Fund from 1997 to 1999 when he became co-portfolio manager of Evergreen Global Opportunities Fund, and afterwards Head of the International Small and Mid Cap Equity team. He became Portfolio Manager of International Core Equity in 2007. Previously, he worked as an investment officer with the Inter-American Investment Corporation (1992-1994), where he was responsible for making private equity and debt investments. He also served as a senior consultant for Price Waterhouse's International Consulting practice in the United States and United Kingdom (1986-1990). Mr. Claro has been working in the investment management field since 1986. He received a BS in business from ESADE in Barcelona, Spain
(1983), a MS in economics from London School of Economics (1984), and a MBA from Harvard Business School (1991). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute and is a member of the Boston Security Analysts Society. Mr. Claro has lived and worked in Europe, the United Kingdom, Latin America and the United States. He is fluent in English, Spanish and Catalan and conversant in Portuguese and French.
Evergreen Investments has provided investment advisory services to various clients for 70 years.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout the period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   --------   --------
Net Asset Value, Beginning of
 Period                           $  16.18   $  12.71     $10.00
Investment Operations:
 Net Investment Income (Loss)         0.15       0.14       0.06
 Net Realized and Unrealized
   Gain (Loss)                        4.84       3.79       2.65
                                  --------   --------   --------
   Total Operations                   4.99       3.93       2.71
                                  --------   --------   --------
Distributions:
 From Net Investment Income          (0.12)     (0.03)         -
 From Net Realized Gains             (2.23)     (0.43)         -
                                  --------   --------   --------
   Total Distributions               (2.35)     (0.46)         -
Net Asset Value, End of Period    $  18.82   $  16.18     $12.71
                                  --------   --------   --------
Total Return(c)                     34.72%     31.68%     27.10%
Net Assets, End of Period
 (000's)                          $639,892   $471,635   $204,413
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            1.13%      1.15%      1.22%
   Total(f)                          1.13%      1.15%      1.22%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.88%      0.94%      0.56%
 Portfolio Turnover Rate(b)            78%        89%        65%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on November 8, 2004.

TRANSAMERICA MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Marsico International Growth is to seek long term growth of capital.
(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Columbia Management Advisors, LLC ("Columbia"), has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), under which Marsico provides portfolio management to the fund. Marsico seeks to achieve the fund's objective by investing primarily (no less than 65% of its total assets) in:

- common stocks of foreign companies that are selected for their long-term growth potential.
The fund may invest in companies of any size throughout the world. The fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets.
In selecting investments for the fund, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.
The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

- WHAT IS A TOP-DOWN APPROACH?
When using a "top-down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.
As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers, and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

- WHAT IS "BOTTOM-UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
Marsico may reduce or sell a fund's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.
The core investments of the fund generally may include established companies and securities that offer long-term growth potential. However, the fund also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.
Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investments in the fund will go up and down.
- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling

TRANSAMERICA MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in securities prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long term growth of capital and who can tolerate fluctuations inherent in international stock investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2005                                                                             19.01
2006                                                                             24.18
2007                                                                             20.28

-----------------------------------------------------------------
CLASS I SHARES                    QUARTER ENDED       RETURN
-----------------------------------------------------------------
  Best Quarter:                     9/30/2005         12.50%
-----------------------------------------------------------------
  Worst Quarter:                    6/30/2006         (3.03)%
-----------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           20.28%       22.10%
---------------------------------------------------------------------
 Return after taxes on distribution(3)         15.78%       18.65%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        13.36%       17.38%
---------------------------------------------------------------------
 MSCI-EAFE Index (reflects no deduction for
 fees, expenses, or taxes)                     11.63%       19.17%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 1.03%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.10%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            1.13%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          1.13%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect the current contractual advisory fees.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.31% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.31% of average daily net assets, excluding certain extraordinary expenses.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
 SHARE CLASS   1 YEAR   3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------
      I         $115     $359      $622       $1,375
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $300 million...............................    1.05%
Over $300 million up to $400 million.............    1.01%
Over $400 million up to $1 billion...............    0.96%
Over $1 billion..................................    0.91%

NOTE: The advisory fees for this fund were recently changed.
Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

AVERAGE DAILY NET ASSETS
First $300 million...............................    1.06%
$300 million up to $400 million..................    1.01%
$400 million up to $1 billion....................    0.96%
Over $1 billion..................................    0.91%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 1.03% of the fund's average daily net assets.

SUB-ADVISER:
   Columbia Management Advisors, LLC ("Columbia")
   101 S. Tryon Street
   Charlotte, North Carolina 28255

TRANSAMERICA MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $400 million...............................    0.45%
Over $400 million up to $1 billion...............    0.40%
Over $1 billion..................................    0.35%

NOTE: The sub-advisory fees for this fund were recently changed.
Prior to January 1, 2008, the sub-adviser received the following compensation from TAM, expressed as a specified percentage of the fund's average daily net assets:

First $300 million...............................    0.50%
From $300 million to $400 million................    0.45%
From $400 million to $1 billion..................    0.40%
Over $1 billion..................................    0.35%

PORTFOLIO MANAGER:
JAMES G. GENDELMAN, CPA, is the portfolio manager of Transamerica Marsico International Growth. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelors degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MARSICO INTERNATIONAL GROWTH
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout the period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   --------   --------
Net Asset Value, Beginning of
 Period                           $  14.12   $  11.11   $  10.00
Investment Operations:
 Net Investment Income (Loss)         0.13       0.05       0.16
 Net Realized and Unrealized
   Gain (Loss)                        4.46       3.17       0.99
                                  --------   --------   --------
   Total Operations                   4.59       3.22       1.15
                                  --------   --------   --------
Distributions:
 From Net Investment Income          (0.03)     (0.12)     (0.04)
 From Net Realized Gains             (2.44)     (0.09)         -
                                  --------   --------   --------
   Total Distributions               (2.47)     (0.21)     (0.04)
Net Asset Value, End of Period    $  16.24   $  14.12   $  11.11
                                  --------   --------   --------
Total Return(c)                     38.11%     29.35%     11.49%
Net Assets, End of Period
 (000's)                          $627,738   $428,626   $281,692
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            1.13%      1.16%      1.18%
   Total(f)                          1.13%      1.16%      1.18%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.99%      0.38%      1.52%
 Portfolio Turnover Rate(b)           133%       129%       145%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on a initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on November 8, 2004.

TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Neuberger Berman International is long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Neuberger Berman Management, Inc. ("Neuberger"), seeks to achieve this objective by investing the assets of the fund primarily in common stocks of foreign companies of any size, including companies that are economically tied to developed and emerging industrialized markets. Under normal market conditions, the fund will invest in a number of countries throughout the world and expects to be investing in more than three different foreign countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.
The fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.
In picking stocks, the fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The fund also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.
The fund follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
Neuberger may seek to hedge a currency exposure resulting from securities positions when it finds the currency exposure unattractive. To the extent authorized by laws and regulations, the fund may also engage in borrowing and securities lending transactions and use derivatives.
Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds may fluctuate in price, the value of your investment in the fund will go up and down.
- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.
- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days
- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.
- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed

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TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
--------------------------------------------------------------------------------

foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.
- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.
- SECURITIES LENDING
The fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the fund may lose money and there may be a delay in recovering the loaned securities. The fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the fund.
- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.
- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition,

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TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
--------------------------------------------------------------------------------

investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term growth of capital and who can tolerate significant volatility in the value of their principal.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             25.37
2007                                                                              3.01

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006         12.10%
------------------------------------------------------------
  Worst Quarter:               12/31/2007         (5.06)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            3.01%       14.00%
---------------------------------------------------------------------
 Return after taxes on distribution(3)         (0.07)%      11.41%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         2.24%       10.65%
---------------------------------------------------------------------
 MSCI-EAFE Index (reflects no deduction for
 fees, expenses, or taxes)                     11.63%       19.79%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on December 6, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.96%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.10%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            1.06%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          1.06%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.25% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.25% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS    1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------
      I         $108      $337      $585       $1,294
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

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TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
--------------------------------------------------------------------------------

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $100 million...............................    1.00%
Over $100 million................................    0.95%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.96% of the fund's average daily net assets.

SUB-ADVISER:
   Neuberger Berman Management, Inc. ("Neuberger")
   605 Third Avenue, 2nd Floor
   New York, NY 10158-0180

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $100 million...............................    0.50%
Over $100 million................................    0.45%

PORTFOLIO MANAGER:
BENJAMIN SEGAL, CFA, is a Vice President of Neuberger and Managing Director of Neuberger Berman, LLC. He joined Neuberger in 1999. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting. He is a graduate of The Wharton School of Business, MBA; the University of Pennsylvania, MA; and Jesus College, Cambridge University, England, BA.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

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

TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  11.74    $  10.00
Investment Operations:
 Net Investment Income (Loss)         0.15        0.12
 Net Realized and Unrealized
   Gain (Loss)                        2.37        1.64
                                  --------    --------
   Total Operations                   2.52        1.76
                                  --------    --------
Distributions:
 From Net Investment Income          (0.13)      (0.02)
 From Net Realized Gains             (0.58)          -
                                  --------    --------
   Total Distributions               (0.71)      (0.02)
Net Asset Value, End of Period    $  13.55    $  11.74
                                  --------    --------
Total Return(c)                     22.37%      17.61%
Net Assets, End of Period
 (000's)                          $596,488    $459,996
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            1.06%       1.07%
   Total(f)                          1.06%       1.07%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.21%       1.21%
 Portfolio Turnover Rate(b)            57%         52%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not Annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on December 6, 2005.

TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Oppenheimer Developing Markets is to aggressively seek capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, OppenheimerFunds, Inc. ("Oppenheimer"), seeks to achieve this objective by investing mainly in common stocks of issuers in emerging markets throughout the world.

- Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries, and will diversify its investments across at least three different emerging market countries.

- The fund can (but is not required to) invest up to 100% of its total assets in foreign securities.

- The fund will emphasize investments in common stocks and other equity securities.

- The fund will emphasize investments in growth companies, which can be in any market capitalization range.
In selecting securities for the fund, Oppenheimer looks primarily for foreign companies in developing markets with high growth potential. It uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the fund's portfolio, Oppenheimer currently seeks:

- Companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to entry in their industry, such as high start-up costs.

- Companies with management that has a proven record.

- Companies with newer or established businesses that are entering into a growth cycle.

- Companies with the potential to withstand high market volatility.

- Companies with strong earnings growth whose stock is selling at a reasonable price.
In applying these and other selection criteria, the fund will consider the effect of worldwide trends on the growth of various business sectors, and look for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.
Oppenheimer generally defines "emerging market" as countries outside the U.S. and most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that it believes are growing and gaining more stability and offer attractive long-term investment prospects. To determine if an issuer is economically tied to an emerging market, it considers a number of factors, such as where the issuer is organized, the principal trading market for its securities, the sources of its revenues and the location of its assets. The fund looks for stocks of companies that have growth potential. Growth companies may be companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies include established companies that are entering a growth cycle, they can also include newer companies, whose securities pose greater risks of loss and can result in greater volatility in the fund's share prices.
To seek its investment objective, the fund can also use the investment techniques and strategies described below:

- Other Equity Securities. While the fund mainly buys common stocks, it can also buy preferred stocks and securities convertible into common stock and can hold rights and warrants.

- Hedging. The fund can buy and sell futures contracts, put and call options, and forward contracts. Some hedging strategies could hedge the fund's portfolio against price fluctuations. Other hedging strategies would tend to increase the fund's exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund's foreign investments.

- Portfolio Turnover. The fund's investment process may cause the fund to engage in active and frequent trading. Therefore, the fund may engage in short-term trading while trying to achieve its objective.

- Debt/Fixed-Income Securities. The fund can invest in debt securities, including convertible securities, which can include securities of foreign companies and governments.

- Illiquid and Restricted Securities. The fund will not invest more than 15% of its net assets in illiquid or restricted securities.

- Derivatives. The fund can invest in a number of different derivative instruments to hedge investment risks or to seek increased returns.
The fund may also invest in small, unseasoned companies, special situations and temporary defensive and interim investments.
The allocation of the fund's portfolio among different investments will vary over time based upon an evaluation of economic and market trends. The fund's portfolio might not always include all of the different types of investments described in this prospectus.
Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds may fluctuate in price, the value of your investment in the fund will go up and down.

TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days
- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.
- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

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- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.
- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.
- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.
- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
- PORTFOLIO TURNOVER
The fund may engage in a significant number of short-term transactions, which may adversely affect the fund performance. Increased turnover results in higher brokerage costs or mark-up charges for the fund. The fund ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for aggressive investors who seek capital appreciation and who can tolerate significant volatility in the value of their principal.

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--------------------------------------------------------------------------------

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International Emerging Markets ("MSCIEM Index"), which is a widely recognized unmanaged index of market performance that measures equity market performance in global emerging markets. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
                               ------------------

                                  [BAR GRAPH]

2006                      24.26%
2007                      32.73%

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006         16.92%
------------------------------------------------------------
  Worst Quarter:                6/30/2006         (9.12)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           32.73%       28.78%
---------------------------------------------------------------------
 Return after taxes on distribution(3)         28.89%       26.23%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                        21.44%       23.43%
---------------------------------------------------------------------
 MSCIEM Index (reflects no deduction for
 fees, expenses, or taxes)                     39.78%       37.04%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on December 6, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 1.13%
 Distribution and service (12b-1) fees                            N/A
 Other expenses(a)                                               0.21%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            1.34%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          1.34%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect current expenses.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.45% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS    1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------
      I         $136      $425      $734       $1,613
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

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--------------------------------------------------------------------------------

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $50 million................................    1.20%
Over $50 million up to $200 million..............    1.15%
Over $200 million up to $500 million.............    1.10%
Over $500 million................................    1.05%

NOTE: The advisory fees for this fund were recently changed.
Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

AVERAGE DAILY NET ASSETS
First $50 million................................    1.20%
Over $50 million up to $200 million..............    1.15%
Over $200 million................................    1.10%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 1.13% of the fund's average daily net assets.

SUB-ADVISER:
   OppenheimerFunds, Inc. ("Oppenheimer")
   Two World Financial Center
   225 Liberty Street, 11th Floor
   New York, NY 10281-1008

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $50 million................................    0.70%
Over $50 million up to $200 million..............    0.65%
Over $200 million up to $500 million.............    0.60%
Over $500 million................................    0.55%

NOTE: The sub-advisory fees for this fund were recently changed.
Prior to January 1, 2008, the sub-adviser received the following compensation from TAM, expressed as a specified percentage of the fund's average daily net assets:

First $50 million................................    0.70%
Over $50 million up to $200 million..............    0.65%
Over $200 million................................    0.60%

PORTFOLIO MANAGER:
The fund's portfolio is managed by Justin Leverenz who is primarily responsible for the day-to-day management of the fund's investments.
JUSTIN LEVERENZ, CFA, joined Oppenheimer in July 2004 as a Vice President and Senior Analyst. Prior to joining Oppenheimer, Mr. Leverenz was the head of Equity Research in Taiwan and the Director of Pan-Asian Technology Research for Goldman Sachs. He also served as head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) and as a portfolio manager for Martin Currie Investment Managers in Scotland. In total, he has over 15 years of investment management and research experience, primarily focused on emerging markets. He holds an M.A. in International Economics and a B.A. in Chinese Studies and Political Economy from the University of California, San Diego.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

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

TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  11.41    $  10.00
Investment Operations:
 Net Investment Income (Loss)         0.12        0.09
 Net Realized and Unrealized
   Gain (Loss)                        5.99        1.37
                                  --------    --------
   Total Operations                   6.11        1.46
                                  --------    --------
Distributions:
 From Net Investment Income          (0.06)      (0.05)
 From Net Realized Gains             (0.39)          -
                                  --------    --------
   Total Distributions               (0.45)      (0.05)
Net Asset Value, End of Period    $  17.07    $  11.41
                                  --------    --------
Total Return(c)                     55.27%      14.64%
Net Assets, End of Period
 (000's)                          $674,560    $362,080
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            1.34%       1.45%
   Total(f)                          1.34%       1.66%
 Net Investment Income (Loss) to
   Average Net Assets(a)             0.87%       0.89%
 Portfolio Turnover Rate(b)            59%         77%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The fund commenced operations on December 6, 2005.

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--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Templeton Global is to seek long-term growth of capital.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.
- DOMESTIC PORTFOLIO
The fund will invest, under normal circumstances, at least 80% of the fund's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing fund assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.
- INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.
For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

- are organized under the laws of, or with principal offices in, another country The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.
Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.
When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.
Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or

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--------------------------------------------------------------------------------

the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.
- FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs, and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days
- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.
- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.
- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may

                                       143
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--------------------------------------------------------------------------------

in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- SMALLER COMPANIES
Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the MSCIW Index, a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------

(Bar Chart)

2006                                                                             18.62
2007                                                                             14.90

------------------------------------------------------------
CLASS I SHARES              QUARTER ENDED        RETURN
------------------------------------------------------------
  Best Quarter:              12/31/2006            7.92%
------------------------------------------------------------
  Worst Quarter:              6/30/2006          (0.66)%
------------------------------------------------------------

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                            1 YEAR      LIFE OF CLASS(2)
------------------------------------------------------------------------
  Return before taxes                      14.90 %           17.33%
------------------------------------------------------------------------
  Return after taxes on
  distributions(3)                          14.25%           16.88%
------------------------------------------------------------------------
  Return after taxes on distributions
  and sale of fund shares(3)                 9.69%           14.73%
------------------------------------------------------------------------
  MSCIW Index (reflects no deduction
  for fees, expenses, or taxes)              9.57%           16.06%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
NOTE: Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the fund and managed the fund's domestic equity component. The performance set forth prior to that date is attributable to the previous sub-adviser. Prior to October 27, 2006, the fund employed a different investment program for the fund's domestic equity component.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                  0.80%
 Distribution and service (12b-1) fees                             N/A
 Other expenses                                                   0.16%
-----------------------------------------------------------------------------
                                                            ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                             0.96%
 EXPENSE REDUCTION(B)                                             0.00%
                                                            ------------------------------
 NET OPERATING EXPENSES                                           0.96%
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.20% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20% of average daily net assets, excluding certain extraordinary expenses.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS    1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------
      I          $98      $306      $531       $1,178
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.80%
Over $500 million................................    0.70%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISERS:
   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, CA 90025

   Templeton Investment Counsel, LLC ("Templeton")
   500 E. Broward Blvd, Suite 2100
   Fort Lauderdale, FL 33394

SUB-ADVISORY FEE:
TIM receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $500 million...............................    0.35%
Over $500 million................................    0.30%

Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages as follows:

First $500 million..............................     0.40%
Over $500 million up to $1.5 billion............    0.375%
Over $1.5 billion...............................     0.35%

TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:
TIM:
GARY U. ROLLE, CFA
Portfolio Manager (co)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.
TEMPLETON:
TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.
ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.
GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The Templeton organization has been investing globally since 1940.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA TEMPLETON GLOBAL
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                            $ 29.46     $ 25.05
Investment Operations:
 Net Investment Income (Loss)         0.38        0.25
 Net Realized and Unrealized
   Gain (Loss)                        6.71        4.16
                                   -------     -------
   Total Operations                   7.09        4.41
                                   -------     -------
Distributions:
 From Net Investment Income          (0.52)          -
 From Net Realized Gains                 -           -
                                   -------     -------
   Total Distributions               (0.52)          -
Net Asset Value, End of Period     $ 36.03     $ 29.46
                                   -------     -------
Total Return(c)                     24.41%      17.60%
Net Assets, End of Period
 (000's)                           $44,660     $39,472
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.96%       0.94%
   Total(f)                          0.96%       0.94%
 Net Investment Income (Loss) to
   Average Net Assets(a)             1.18%       0.99%
 Portfolio Turnover Rate(b)            30%         55%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica PIMCO Real Return TIPS is to seek maximum real return consistent with preservation of real capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub adviser, Pacific Investment Management Company LLC ("PIMCO"), seeks to achieve this objective by investing principally in Treasury Inflation Indexed Securities, also referred to as Treasury Inflation Protected Securities or "TIPS".
PIMCO invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. Inflation protected indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers ("CPIU") as the inflation measure. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers Global Real U.S. TIPS Index, which as of December 31, 2007 was 6.26 years. Additional inflation protected investments may include inflation indexed bonds issued by agencies of the U.S. Government, government sponsored enterprises, non U.S. governments, U.S. corporations and foreign companies.
Other investments may include mortgage related securities, including stripped mortgage related securities; and other fixed-income securities, including corporate bonds and notes, asset backed securities, money market instruments; and derivative instruments and forward commitments relating to the above securities. For a discussion of these securities and others, please refer to the section entitled "More on Strategies and Risks in Appendix A of this prospectus."
PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
WHAT IS DURATION?
Duration is a weighted measure of the length of time a bond portfolio will repay its principal and interest. It is a calculation of the percentage change in the portfolio's value if interest rates move up or down in 1% increments. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding the bonds.
This fund is non-diversified.
WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
- INTEREST RATE
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security tends to fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short term and long term interest rates do not necessarily move in the same amount or the same direction. Short term securities tend to react to changes in short term interest rates, and long term securities tend to react to changes in long term interest rates. Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation.
In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days
- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.
- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.
- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.
- TAX CONSEQUENCES
Adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Please see the section entitled "Shareholder
Information - Distributions and Taxes" of this prospectus.
- CPIU MEASUREMENT
The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.
- ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MORTGAGE RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is a possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.
- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.
- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.
(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Global Real U.S. TIPS Index ("LBGR U.S. TIPS Index"), a widely recognized unmanaged index of market performance which is comprised of U.S. Treasury Inflation Linked Index securities. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
                               ------------------
(BAR GRAPH)

2005                                                                              2.23
2006                                                                              0.09
2007                                                                             10.68

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          4.64%
------------------------------------------------------------
  Worst Quarter:                3/31/2006         (2.15)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                           10.68%        4.70%
---------------------------------------------------------------------
 Return after taxes on distributions(3)         8.68%        2.97%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         6.87%        2.98%
---------------------------------------------------------------------
 LBGR U.S. TIPS Index (reflects no deduction
 for fees, expenses, or taxes)                 11.64%        5.08%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                         CLASS I SHARES
-------------------------------------------------------------------------
 Management fees                                              0.67%
 Distribution and service (12b-1) fees                         N/A
 Other expenses                                               0.06%
-------------------------------------------------------------------------
                                                        ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                         0.73%
-------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
 SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------
      I         $75      $233      $406       $906
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.70%
Over $250 million up to $750 million.............    0.65%
Over $750 million................................    0.60%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.67% of the fund's average daily net assets.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

SUB-ADVISER:
   Pacific Investment Management Company LLC ("PIMCO")
   840 Newport Center Drive
   Newport Beach, California 92660

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly from TAM at the annual rate of 0.25% of the fund's average daily net assets.

PORTFOLIO MANAGER:
MIHIR WORAH is an Executive Vice President, portfolio manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing. Previously he was a post-doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.
PIMCO has provided investment advisory services to various clients since 1971. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA PIMCO REAL RETURN TIPS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:
The Financial Highlights table is intended to help you understand the performance of Class I shares performance for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   --------   --------
Net Asset Value, Beginning of
 Period                           $  10.05   $  10.25   $  10.45
Investment Operations:
 Net Investment Income (Loss)         0.38       0.48       0.37
 Net Realized and Unrealized
   Gain (Loss)                        0.16      (0.22)     (0.04)
                                  --------   --------   --------
 Total Operations                     0.54       0.26       0.33
                                  --------   --------   --------
Distributions:
 From Net Investment Income          (0.38)     (0.45)     (0.36)
 From Net Realized Gains                 -      (0.01)     (0.17)
                                  --------   --------   --------
   Total Distributions               (0.38)     (0.46)     (0.53)
Net Asset Value, End of Period    $  10.21   $  10.05   $  10.25
                                  --------   --------   --------
Total Return(c)                      5.54%      2.55%      3.20%
Net Assets, End of Period
 (000's)                          $690,942   $603,597   $295,966
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.73%      0.73%      0.73%
   Total(f)                          0.73%      0.73%      0.73%
 Net Investment Income (Loss) to
   Average Net Assets(a)             3.82%      4.79%      3.60%
 Portfolio Turnover Rate(b)           375%       384%       662%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b)  Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date of the fund's offering of share Class I was November 8, 2004.

TRANSAMERICA JPMORGAN INTERNATIONAL BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica JPMorgan International Bond is to seek high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, J. P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds (debt securities with outstanding maturities of at least one year, under normal market conditions). A bond is deemed to be "high-quality" if it has a rating of AA- or higher from Standard & Poor's Corporation ("S&P") or Aa3 or higher from Moody's Investors Service, Inc. ("Moody's") (or is an unrated security determined to be of comparable quality by the sub-adviser). In the case of split-rated securities, the sub-adviser will apply the highest of the ratings from S&P, Moody's and any other nationally recognized rating agency when assigning credit ratings to the fixed-income securities in the portfolio. If the credit quality of an investment declines after initial purchase, the fund may continue to hold the investment at the discretion of the sub-adviser. Under normal market conditions, the fund will primarily invest in government and corporate debt securities of issuers that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund may also invest up to 10% of its assets in emerging markets debt securities.
JPMorgan determines whether to buy and sell securities for the fund by using a combination of fundamental research and bond and currency valuation models, including:

- Economic/Political Fundamentals. JPMorgan evaluates each country's economic climate and political discipline for controlling deficits and inflation.

- Expected Return. Using economic forecasts, JPMorgan projects the expected return for each country.

- Relative Value. By contrasting expected risks and returns for investments in each country, JPMorgan selects those countries expected to produce the best return at reasonable risk.
Generally, the fund will purchase only bonds denominated in foreign currencies. The fund generally limits its use of hedging strategies that may minimize the effect of currency fluctuations. However, the fund may hedge up to 25% of its total assets into U.S. dollars when the portfolio manager considers the dollar to be attractive relative to foreign currencies.
The fund also may invest in options, futures contracts, options on futures contracts, and swap agreements, provided that such investments are in keeping with the fund's investment objective.
Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as

TRANSAMERICA JPMORGAN INTERNATIONAL BOND
--------------------------------------------------------------------------------

risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days
- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.
- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.
- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.
- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.
- LIQUIDITY
Liquidity risk exists when a particular instrument is difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.
- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

TRANSAMERICA JPMORGAN INTERNATIONAL BOND
--------------------------------------------------------------------------------

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with, among other things, changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the JPMorgan Government Bond ex-U.S. unhedged, in USD ("JPMGB Index"), which is an unmanaged index of market performance that measures the performance of leading government bond markets based on total return in U.S. currency. By including only traded issues, the JPMGB Index provides a realistic measure of market performance for investors in international bonds. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             5.68
2007                                                                             9.48

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          7.52%
------------------------------------------------------------
  Worst Quarter:                6/30/2007         (2.39)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            9.48%        8.42%
---------------------------------------------------------------------
 Return after taxes on distribution(3)          7.96%        7.06%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         6.12%        6.38%
---------------------------------------------------------------------
 JPMGB Index (reflects no deduction for
 fees, expenses, or taxes)                     11.31%        9.56%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I shares commenced operations on December 6, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.51%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.10%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.61%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          0.61%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 0.75% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.75% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------------
 SHARE CLASS   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------
      I          $62        $195         $340         $762
--------------------------------------------------------------

TRANSAMERICA JPMORGAN INTERNATIONAL BOND
--------------------------------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $100 million...............................    0.55%
Over $100 million up to $250 million.............    0.52%
Over $250 million up to $500 million.............    0.51%
Over $500 million up to $1 billion...............    0.50%
Over $1 billion..................................    0.47%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.51% of the fund's average daily net assets.

SUB-ADVISER:
   J. P. Morgan Investment Management Inc. ("JPMorgan")
   245 Park Avenue
   New York, New York 10167

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $100 million...............................    0.20%
Over $100 million up to $250 million.............    0.17%
Over $250 million up to $500 million.............    0.16%
Over $500 million up to $1 billion...............    0.15%
Over $1 billion..................................    0.12%

PORTFOLIO MANAGER:
JON B. JONSSON, Vice President, is the head of Portfolio Management and lead portfolio manager for global short term and London broad market strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. An employee since 1998, Mr. Jonsson's team is responsible for the portfolio management of broad market, short duration and enhanced cash strategies. Previously he was a senior quantitative analyst responsible for preparing reports on relative value, conceiving and analyzing trade ideas, and designing analytical models supporting portfolio management strategies and decisions. He holds a B.S. in applied mathematics from University of Iceland and an M.S. with specialization in financial engineering from New York University's Stern School of Business.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA JPMORGAN INTERNATIONAL BOND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares performance for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,e)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  10.51    $  10.00
Investment Operations:
 Net Investment Income (Loss)         0.28        0.22
 Net Realized and Unrealized
   Gain (Loss)                        0.59        0.49
                                  --------    --------
   Total Operations                   0.87        0.71
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.38)      (0.20)
 From Net Realized Gains                 -           -
                                  --------    --------
   Total Distributions               (0.38)      (0.20)
Net Asset Value, End of Period    $  11.00    $  10.51
                                  ---------   =========
Total Return(c)                      8.55%       7.12%
Net Assets, End of Period
 (000's)                          $761,827    $682,254
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)                     0.61%       0.64%
 Net Investment Income (Loss) to
   Average Net Assets(a)             2.68%       2.34%
 Portfolio Turnover Rate(b)            86%        145%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) The fund commenced operations on December 6, 2005.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica PIMCO Total Return is to seek maximum total return consistent with preservation of capital and prudent investment management.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Pacific Investment Management Company LLC ("PIMCO"), seeks to achieve this objective by investing principally in:

- Fixed-Income Securities
PIMCO invests, under normal circumstances, at least 65% of the fund's net assets in a diversified portfolio of fixed-income securities of varying maturities. The average duration of this fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years. For a discussion of fixed-income securities, please see the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
PIMCO invests the fund's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the fund's assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the fund's total assets.
The fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.
- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.
- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days
- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.
- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's portfolio securities.
- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.
- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are determined to be of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.
- ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.
- LIQUIDITY
Liquidity risk exists when particular investments are difficult to purchase or sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.
- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek capital appreciation and income growth and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index ("LBAB Index"), a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)
                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             4.20
2007                                                                             8.30

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2007          4.75%
------------------------------------------------------------
  Worst Quarter:                6/30/2007         (1.43)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            8.30%        6.63%
---------------------------------------------------------------------
 Return after taxes on distributions(3)         6.33%        4.94%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         5.35%        4.66%
---------------------------------------------------------------------
 LBAB Index (reflects no deductions for
 fees, expenses or taxes)                       6.97%        6.08%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 15, 2005.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.67%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.08%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.75%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
 SHARE CLASS   1 YEAR   3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------
      I         $77      $240      $417        $930
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.675%
Over $250 million up to $750 million............     0.65%
Over $750 million...............................     0.60%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.67% of the fund's average daily net assets.

SUB-ADVISER:
   Pacific Investment Management Company LLC ("PIMCO")
   840 Newport Center Drive
   Newport Beach, California 92660

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.25% of the fund's average daily net assets.

PORTFOLIO MANAGER:
PASI HAMALAINEN is responsible for the day-to-day management of the fund's assets. PIMCO's investment committee is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO, including the fund.
Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed-Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He has fourteen years of investment experience and holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's in finance from The Wharton School at the University of Pennsylvania.
PIMCO has provided investment advisory services to various clients since 1971. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA PIMCO TOTAL RETURN
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(d,g)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                           $  10.28    $  10.12
Investment Operations:
 Net Investment Income (Loss)         0.46        0.41
 Net Realized and Unrealized
   Gain (Loss)                        0.18        0.12
                                  --------    --------
   Total Operations                   0.64        0.53
                                  ---------   ---------
Distributions:
 From Net Investment Income          (0.44)      (0.37)
 From Net Realized Gains             (0.01)          -
                                  --------    --------
   Total Distributions               (0.45)      (0.37)
Net Asset Value, End of Period    $  10.47    $  10.28
                                  ---------   ---------
Total Return(c)                      6.33%       5.33%
Net Assets, End of Period
 (000's)                          $540,310    $268,173
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.75%       0.80%
   Total(f)                          0.75%       0.80%
 Net Investment Income (Loss) to
   Average Net Assets(a)             4.39%       4.18%
 Portfolio Turnover Rate(b)           756%        544%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Not annualized.
(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d) Per share information is calculated based on average number of shares outstanding.
(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) The inception date for the fund's offering of Class I was November 15, 2005.

TRANSAMERICA UBS DYNAMIC ALPHA
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The investment objective of Transamerica UBS Dynamic Alpha is to maximize total return, consisting of capital appreciation and current income.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, UBS Global Asset Management (Americas) Inc. ("UBS"), seeks to achieve this objective by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets including global currencies.

The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to, the following:

- U.S. and non-U.S. equity securities (including emerging market equity securities)

- U.S. and non-U.S. fixed-income securities (including U.S. high-yield, fixed-income and emerging market debt)

- cash equivalents

The fund attempts to generate positive returns and manage risk through asset allocation, currency management techniques and security selection. These decisions are integrated with analysis of global market and economic conditions. The fund intends to use financial futures, forward agreements, options, swaps and other derivatives as part of its asset/market allocation strategies to the extent permitted by the Investment Company Act of 1940. The fund may establish net short or net long positions for individual markets, currencies and securities.

In employing its investment strategies for the fund, UBS attempts to achieve a total rate of return for the fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five-year time horizons. Neither TAM nor UBS represents or guarantees that the fund will meet this total return goal.

Asset allocation decisions are tactical, based upon the portfolio manager's assessment of valuations and prevailing market conditions in the United States and abroad. Investments also may be made in selected sectors of these asset classes.

Within the equity portion of the fund's portfolio, UBS selects equity securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is UBS's assessment of what a security is worth. UBS bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. It then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly may exist. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the investment decisions of UBS with respect to the equity portion of the fund's portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances UBS may utilize growth-oriented strategies within its US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund. To invest in growth equities, UBS will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed-income securities, UBS uses an internally developed valuation model that quantifies return expectations for all major U.S. and foreign bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, UBS considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The fund's fixed-income investments may reflect a broad range of investment maturities, qualities and sectors, including high-yield (lower-rated) securities and convertible debt securities.

UBS's fixed-income strategy combines judgments about the absolute value of the fixed-income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed-income securities. Duration measures a fixed-income security's price sensitivity to interest rates by indicating the approximate change in a fixed-income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. UBS manages duration by choosing a maturity mix that provides opportunity for appreciation while also attempting to limit interest rate risks.

The fund's investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The fund's investments in fixed-income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. These securities may be issued by issuers located in both developed (including the United States) and emerging markets.

To the extent permitted by applicable law, the fund may invest a portion of its assets in open-end investment companies advised by UBS to gain exposure to various asset classes, including but not limited to emerging market, small cap and high-yield asset classes. The fund does not pay fees in connection with its investment in

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--------------------------------------------------------------------------------

the investment companies advised by UBS, but may pay expenses associated with such investments.

The fund may have high portfolio turnover.

To the extent permitted by the Investment Company Act of 1940, the fund may borrow money from banks to purchase investments for the fund. The fund will adhere to applicable asset coverage requirements for all such borrowings.

The fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

- SMALL- OR MEDIUM-SIZED COMPANY
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default

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--------------------------------------------------------------------------------

on principal or interest payments. A fund portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- PREPAYMENT
Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the fund to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the fund's net asset value.

- U.S. GOVERNMENT AGENCY OBLIGATIONS
Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. Government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The

                                       166
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--------------------------------------------------------------------------------

other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- SHORT SALES
A short sale may be effected by selling a security that the fund does not own. In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

- LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

- COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

- LIQUIDITY
Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- NON-DIVERSIFICATION
Focusing investments in a small number of issuers or industries increases risk. Because the fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- ACTIVE TRADING
The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short term capital gains, both of which may negatively impact the fund's performance.

- INVESTING IN OTHER FUNDS
To the extent that the fund invests in other funds, the investment performance of the fund is affected by the investment performance of the underlying funds. Through its investment in the underlying funds, the fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

                                       167
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--------------------------------------------------------------------------------

- INVESTOR PROFILE
This fund may be appropriate for investors who seek to maximize total return, consisting of capital appreciation and current income, and who can tolerate fluctuations in the equity markets and fixed-income markets in return for potentially higher returns over the long term.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the fund as it commenced operations on January 3, 2007. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are currently being offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I
                                                               SHARES
----------------------------------------------------------------------
 Management fees                                               1.37%
 Distribution and service (12b-1) fees                          N/A
 Other expenses                                                0.14%
----------------------------------------------------------------------
                                                              -------
 TOTAL ANNUAL FUND OPERATING EXPENSES                          1.51%
 EXPENSE REDUCTION(B)                                          0.00%
                                                              -------
 NET OPERATING EXPENSES                                        1.51%
----------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009 to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.65% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.65% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

-------------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------
     I        $154     $477      $824      $1,802
-------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $150 million...............................    1.40%
Over $150 million up to $300 million.............    1.30%
Over $300 million................................    1.20%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 1.37% of the fund's average daily net assets.

SUB-ADVISER:

   UBS Global Asset Management (Americas) Inc. ("UBS")
   One North Wacker Drive
   Chicago, IL 60606

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $150 million...............................    0.85%
Over $150 million up to $300 million.............    0.75%
Over $300 million................................    0.65%

PORTFOLIO MANAGERS:

Edwin Denson, Thomas Clarke and Neil Williams are the lead portfolio managers for the fund. Messrs. Denson, Clarke and Williams have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Denson and Mr. Williams, as senior portfolio managers for the fund, have responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Clarke, as senior portfolio manager for the fund, has responsibility for setting the currency strategies and making all currency decisions for the fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

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EDWIN DENSON is an Executive Director and has been a senior asset allocation analyst at UBS since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS since 2001. Mr. Denson has been involved with the management of the fund's portfolio since its inception and assumed his present role in 2007.

THOMAS CLARKE is a Managing Director and Head of Currency Analysis and Strategy at UBS. Mr. Clarke has been an investment professional at UBS since 2000. Mr. Clarke has been involved with the management of the fund's portfolio since its inception and assumed his present role in 2007.

NEIL WILLIAMS is a Managing Director and has been Head of Asset Allocation at UBS since 2003. Mr. Williams has been involved with the management of the fund's portfolio since its inception and assumed his present role in 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the the fund's semi-annual report for the fiscal period ending April 30, 2008.

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                      CLASS I
                                  ----------------
                                      For the
                                    Period Ended
                                  October 31,(d,g)
                                  ----------------
                                        2007
                                  ----------------
Net Asset Value, Beginning of
 Period                               $  10.00

Investment Operations:
 Net Investment Income (Loss)             0.09
 Net Realized and Unrealized
   Gain (Loss)                           (0.26)
                                      --------
   Total Operations                      (0.17)
                                      --------
Distributions:
 From Net Investment Income                  -
 From Net Realized Gains on
   Investments                               -
                                      --------
   Total Distributions                       -
                                      --------
Net Asset Value, End of Period        $   9.83
                                      --------

Total Return(c)                        (1.70)%
Net Assets, End of Period
 (000's)                              $209,382
Ratios/Supplemental Data
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                                1.51%
   Total(f)                              1.51%
 Net Investment Income (Loss) to
   Average Net Assets(a)                 1.16%
 Portfolio Turnover Rate(b)                45%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception for the fund's offering of Class I was January 3, 2007.

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--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Flexible Income is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing principally in:

- fixed-income debt securities and cash or cash equivalents

The fund will generally invest at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. With respect to these investments:

1. At least 50% of the value of the fund's assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody's Commercial Paper Division, Moody's, or A-1 or A-2 by S&P; or (d) cash or cash equivalents; (see Appendix B of this prospectus for a description of these ratings); and

2. Up to 50% of the value of the fund's assets may be invested in other debt securities which are not rated by Moody's or S&P or, if so rated, are not within the grades or ratings referred to above.

Ordinarily, the fund will purchase debt securities having call or refunding protection or securities which are not considered by the fund likely to be called or refunded in the near term, in order to preserve initial annual yields to the fund.

The fund's secondary objective of capital appreciation will be sought primarily through the investments described in the next paragraph. In addition, the fund may, incident to the sale of debt securities, realize capital gains.

The fund may invest not more than 20% of its total assets, at market value, in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities. The fund may exercise any conversion rights or exercise warrants or other rights without regard to the foregoing 20% limitation or 80% requirement. Securities acquired upon conversion or upon exercise of warrants or other rights, or warrants or other rights remaining after the breakup of units or detachment may be retained. However, if as a result of exercising conversion, warrants or other rights, the fund's investments in common stock exceed 5% of its total assets, at market value, the fund will thereafter sell such common stock as is necessary to reduce its investments in common stock to 5% or less of its total assets at market value; provided sales may be made in an orderly manner to the end of avoiding an adverse effect on the price obtainable, and provided further the fund may continue to hold common stock in excess of the foregoing 5% limitation in order to establish a long term holding period for tax purposes. Sales of common stock to meet the foregoing limitation could be required at a time when, but for such limitation, they would not be made and could result in losses to the fund. The amount which the fund may invest in convertible debt securities, preferred stock, convertible preferred stock or in debt securities or preferred stock which carry warrants or other rights to purchase common stock or other equity securities will be reduced by the amount of its investments in common stock.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors.

- SHORT TERM TRADING
The fund may use short term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, "short term trading" means selling securities held for a relatively brief period of time, usually less than three months. Short term trading will be used by the fund primarily in two situations:

(a) Market Developments. A security may be sold to avoid depreciation in what the fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

(b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the fund believes is a temporary disparity in the normal yield relationship between the two securities (a "yield disparity").

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non convertible debt securities, which are often better suited for short term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short term trading will be less applicable to any convertible securities which the fund may own, since such securities will usually be purchased when the fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The fund will engage in short term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short term trading will depend upon the ability of the fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends.

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--------------------------------------------------------------------------------

Short term trading such as that contemplated by the fund places a premium upon the ability of the fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short term trading, the fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short term trading.

The sub-adviser may sell the fund's securities when its expectations regarding market interest rates change or the quality or return changes on investment.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- ACTIVE TRADING
The fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short term capital gains, both of which may negatively impact the fund's performance.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want current income enhanced by the potential for capital growth, and who are willing to tolerate fluctuation in principal value caused by changes in interest rates as well as the risks associated with substantial investments in high yield/high risk bonds (commonly known as "junk bonds"), or unrated bonds of domestic or foreign issuers.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers U.S. Government/Credit Bond Index ("LBGC Index"), a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten year. The table shows average annual total returns for Class I shares of the fund. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
(BAR GRAPH)                    ------------------

2005                                                                             1.90
2006                                                                             5.62
2007                                                                             1.27

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2006          4.14%
------------------------------------------------------------
  Worst Quarter:                3/31/2005         (1.48)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS as of 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            1.27%        2.98%
---------------------------------------------------------------------
 Return after taxes on distributions(3)        (0.67)%       1.16%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         0.85%        1.50%
---------------------------------------------------------------------
 LBGC Index (reflects no deduction for fees,
 expenses, or taxes)                            7.23%        4.44%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004.
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

    (DOLLAR ICON)
    FEES AND EXPENSES
 ----------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

---------------------------------------------------------------------------
        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)(a)
                                                           CLASS I SHARES
---------------------------------------------------------------------------
 Management fees                                                0.70%
 Distribution and service (12b-1) fees                           N/A
 Other expenses                                                 0.07%
---------------------------------------------------------------------------
                                                          ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                           0.77%
 EXPENSE REDUCTION(B)                                           0.00%
                                                          ------------------------------
 NET OPERATING EXPENSES                                         0.77%
---------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect current contractual advisory fees.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.50% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

--------------------------------------------------------
 SHARE CLASS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------
      I         $79      $246      $428       $954
--------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................    0.725%
Over $250 million up to $350 million............    0.675%
Over $350 million...............................    0.625%

NOTE:  The advisory fees for this fund were recently changed.

Prior to January 1, 2008, TAM received the following compensation from the fund, expressed as a specified percentage of the fund's average daily net assets:

AVERAGE DAILY NET ASSETS
First $100 million..............................    0.775%
Over $100 million up to $250 million............     0.75%
Over $250 million up to $350 million............    0.675%
Over $350 million...............................    0.625%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.73% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.30%
Over $250 million up to $350 million.............    0.25%
Over $350 million................................    0.20%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:

BRIAN W. WESTHOFF, CFA
Portfolio Manager (co-lead)

Brian W. Westhoff is a Senior Securities Analyst at TIM. Mr. Westhoff is the Lead Manager of Transamerica Flexible Income. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in business administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA
Portfolio Manager (co-lead)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA FLEXIBLE INCOME
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   --------   --------
Net Asset Value, Beginning of
 Period                           $   9.42   $   9.35   $   9.68
Investment Operations:
 Net Investment Income (Loss)         0.53       0.50       0.40(h)
 Net Realized and Unrealized
   Gain (Loss)                       (0.26)      0.05      (0.32)(h)
                                  --------   --------   --------
   Total Operations                   0.27       0.55       0.08
                                  --------   --------   --------
Distributions:
 From Net Investment Income          (0.52)     (0.48)     (0.37)(h)
 From Net Realized Gains                 -          -          -
 Return of Capital                       -          -      (0.04)(h)
                                  --------   --------   --------
   Total Distributions               (0.52)     (0.48)     (0.41)
Net Asset Value, End of Period    $   9.17   $   9.42   $   9.35
                                  --------   --------   --------

Total Return(c)                      2.93%      6.04%      0.85%
Net Assets, End of Period
 (000's)                          $370,611   $221,116   $110,709
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.80%      0.86%      0.85%
   Total(f)                          0.80%      0.86%      0.85%
 Net Investment Income (Loss) to
   Average Net Assets(a)             5.71%      5.35%   4.25%(h)
 Portfolio Turnover Rate(b)           108%       110%        58%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of share Class I is November 8, 2004.

(h) The fund has restated its financial highlights.

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica High Yield Bond is to seek a high level of current income by investing in high-yield debt securities.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub adviser, AEGON USA Investment Management, LLC ("AUIM"), seeks to achieve this objective by principally investing at least 80% of fund net assets in a diversified portfolio of:

- High-yield/high risk bonds (commonly known as "junk bonds")

These junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality. However, the fund will not invest more than 10% of its assets in securities rated CCC or below (when a security is rated by several rating agencies, it will be considered "CCC" or below if half or more of these rating agencies so rate the security) or, if unrated, determined by AUIM to be of the comparable quality. If rated securities held by the fund are downgraded, AUIM will consider whether to continue to hold these securities.

Please see Appendix B for a description of bond ratings.

AUIM's strategy is to achieve yields as high as possible while managing risk. AUIM uses a "top down/bottom up" approach in managing the fund's assets. The "top down" approach is to adjust the risk profile of the fund. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decisions regarding the fund's portfolio allocations.

AUIM has developed a proprietary credit model that is the foundation of its "bottom up" analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the fund's portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the "top down" and "bottom up" strategies. An industry may look attractive in one area, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell fund securities when it determines there are changes in economic indicators, technical indicators or valuation.

WHAT IS "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors.

WHAT IS A "TOP DOWN" APPROACH?
When using a "top down" approach, the fund manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- HIGH-YIELD DEBT SECURITIES
High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high current income and are willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch High Yield Cash Pay Index ("MLHYCP Index"), a widely recognized unmanaged index of market performance that is a market value-weighted index of all domestic and Yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than Baa3/BBB, but are not in default. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2005                                                                              3.24
2006                                                                             10.73
2007                                                                              2.06

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006          4.19%
------------------------------------------------------------
  Worst Quarter:                3/31/2005         (1.53)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
  Return before taxes                           2.06%        5.33%
---------------------------------------------------------------------
  Return after taxes on distributions(3)       (0.38)%       2.83%
---------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                        1.35%        3.09%
---------------------------------------------------------------------
  MLHYCP Index (reflects no deduction for
  fees, expenses, or taxes)                     2.17%        5.80%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------

There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                0.59   %
 Distribution and service (12b-1) fees                           N/A
 Other expenses                                                 0.06   %
----------------------------------------------------------------------------
                                                               -----------
 TOTAL ANNUAL FUND OPERATING EXPENSES                           0.65   %
 EXPENSE REDUCTION(B)                                           0.00   %
                                                              ------------------------------
 NET OPERATING EXPENSES                                         0.65   %
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser Transamerica Asset Management, Inc. ("TAM") through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.24% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.24% of average daily net assets,

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

    excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with that of investing in other mutual funds It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    I         $66      $208      $362        $810
----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $400 million..............................     0.59%
Over $400 million up to $750 million............    0.575%
Over $750 million...............................     0.55%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.59% of the fund's average daily net assets.

SUB-ADVISER:

   AEGON USA Investment Management, LLC ("AUIM")
   4333 Edgewood Road NE
   Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $400 million................................   0.28%
Over $400 million up to $750 million..............   0.25%
Over $750 million.................................   0.20%

PORTFOLIO MANAGERS:

DAVID R. HALFPAP, CFA
Senior Vice President -- Portfolio Manager
Iowa State University, BS 1974, Mr. Halfpap joined AUIM in 1975. He is responsible for formulating and directing portfolio strategy and management for Transamerica High Yield Bond, the fixed income portfolio of the AEGON USA Inc. Pension Trust and AEGON Financial Partners. He is a member of the Portfolio Managers Group and the Pension Investment Policy Committee with asset management experience spanning equities, high yield bonds and investment grade corporate bonds. Mr. Halfpap is a member of the CFA Institute and a former director of the Iowa Society of the Institute.

BRADLEY J. BEMAN, CFA, CPA
Senior Vice President, Director-High Yield
University of Northern Iowa, BA 1987; University of Iowa, MBA 1991, Mr. Beman joined AUIM in 1988 after working in various capacities with AEGON USA and Life Investors. Prior to his current role, Mr. Beman held various investment responsibilities ranging from Fixed Income Analyst to Director of Credit Research. Mr. Beman currently manages the Public High Yield Portfolio and is co-portfolio manager of Transamerica High Yield Bond. He also provides oversight for additional asset classes within the Public Fixed Income area.

BENJAMIN D. MILLER, CFA
High Yield Portfolio Manager
University of Northern Iowa, B.A.; University of Iowa, M.B.A. Mr. Miller joined AUIM in 1993 working as a Private Placement research analyst. Prior to his current role, Mr. Miller worked in various credit research roles in the corporate bond department at AUIM. His current responsibilities include high yield trading and portfolio management for the AEGON USA High Yield General Portfolio, as well as Transamerica High Yield Bond.

AUIM has provided investment advisory services to various clients since 1989.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA HIGH YIELD BOND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                             CLASS I
                                  -----------------------------
                                      For the Period Ended
                                        October 31,(d,g)
                                  -----------------------------
                                    2007       2006      2005
                                  --------   --------   -------
Net Asset Value, Beginning of
 Period                           $   9.24   $   9.02   $  9.39
Investment Operations:
 Net Investment Income (Loss)         0.65       0.67      0.59
 Net Realized and Unrealized
   Gain (Loss)                       (0.07)      0.18     (0.37)
                                  --------   --------   -------
 Total Operations                     0.58       0.85      0.22
                                  --------   --------   -------
Distributions:
 From Net Investment Income          (0.65)     (0.63)    (0.59)
 From Net Realized Gains                 -          -         -
                                  --------   --------   -------
   Total Distributions               (0.65)     (0.63)    (0.59)
Net Asset Value, End of Period    $   9.17   $   9.24   $  9.02
                                  --------   --------   -------

Total Return(c)                      6.39%      9.81%     2.33%
Net Assets, End of Period
 (000's)                          $331,300   $315,252   $40,860
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.65%      0.66%     0.66%
   Total(f)                          0.65%      0.66%     0.66%
 Net Investment Income (Loss) to
   Average Net Assets(a)             6.96%      7.29%     6.60%
 Portfolio Turnover Rate(b)            80%        73%       71%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of share Class I is November 8, 2004.

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Short-Term Bond is to seek a high level of income consistent with minimal fluctuation in principal value and liquidity.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in a diversified portfolio as follows:

- short-term and intermediate-term investment-grade corporate obligations

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- mortgage-backed securities

- asset-backed securities.

TIM may also invest in bank obligations, collateralized mortgage obligations, foreign securities and hybrids. Normally, the fund will invest at least 80% of its net assets in fixed-income securities.

Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign government securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- DEFAULT
The fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the fund.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices
- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
Investors who seek a low-cost, broadly-diversified, fixed-income investment to balance the risks of a portfolio containing stocks and longer-maturity bonds.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the Merrill Lynch U.S. Corporate and Government 1-3 year ("MLCG Index"), an unmanaged index tracking short-term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 2.99 years. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2005                                                                             1.29
2006                                                                             4.72
2007                                                                             4.30

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 9/30/2006           2.08%
------------------------------------------------------------
  Worst Quarter:                3/31/2005          (0.60)%
------------------------------------------------------------

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
 Return before taxes                            4.30%        3.23%
---------------------------------------------------------------------
 Return after taxes on distributions(3)         2.60%        1.82%
---------------------------------------------------------------------
 Return after taxes on distributions and
 sale of fund shares(3)                         2.78%        1.93%
---------------------------------------------------------------------
 MLCG Index (reflects no deduction for fees,
 expenses, or taxes)                            6.87%        4.10%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.62%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.05%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.67%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          0.67%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses excluding any distribution and service (12b-1) fee), exceed 0.85% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.85% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------
      I         $68       $214        $373         $835
----------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.65%
Over $250 million up to $500 million............     0.60%
Over $500 million up to $1 billion..............    0.575%
In excess of $1 billion.........................     0.55%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.62% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $250 million..............................     0.25%
Over $250 million up to $500 million............     0.20%
From $500 million up to $1 billion..............    0.175%
Over $1 billion.................................     0.15%

PORTFOLIO MANAGERS:

GREG D. HAENDEL, CFA
Portfolio Manager (lead)

Greg D. Haendel is a Senior Securities Analyst at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and Transamerica Short-Term Bond. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in finance and accounting from The Anderson School at UCLA and received a B.A. in economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

HEIDI Y. HU, CFA
Portfolio Manager (co)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

DEREK S. BROWN, CFA
Portfolio Manager (co)

Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is a Co-Manager of Transamerica Short-Term Bond. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in communications studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA SHORT-TERM BOND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I Shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                             CLASS I
                                  ------------------------------
                                       For the Period Ended
                                         October 31,(d,g)
                                  ------------------------------
                                    2007       2006       2005
                                  --------   --------   --------
Net Asset Value, Beginning of
 Period                           $   9.84   $   9.79   $  10.00
Investment Operations:
 Net Investment Income (Loss)         0.47       0.40       0.28
 Net Realized and Unrealized
   Gain (Loss)                       (0.04)      0.05      (0.22)
                                  --------   --------   --------
   Total Operations                   0.43       0.45       0.06
                                  --------   --------   --------
Distributions:
 From Net Investment Income          (0.45)     (0.40)     (0.27)
 From Net Realized Gains                 -          -          -
                                  --------   --------   --------
   Total Distributions               (0.45)     (0.40)     (0.27)
Net Asset Value, End of Period    $   9.82   $   9.84   $   9.79
                                  --------   --------   --------

Total Return(c)                      4.45%      4.72%      0.49%
Net Assets, End of Period
 (000's)                          $563,889   $379,442   $174,302
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            0.67%      0.70%      0.71%
   Total(f)                          0.67%      0.70%      0.71%
 Net Investment Income (Loss) to
   Average Net Assets(a)             4.81%      4.10%      2.92%
 Portfolio Turnover Rate(b)           117%       100%       153%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total return has been calculated for the applicable period without deduction of a sales load, if any, on a initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on November 8, 2004.

TRANSAMERICA LOOMIS SAYLES BOND
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Loomis Sayles Bond is to seek high total investment return through a combination of current income and capital appreciation.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Loomis, Sayles & Company, L.P. ("Loomis"), seeks to achieve this objective by investing fund assets principally in fixed-income securities.

The fund normally invests at least 80% of its net assets in fixed-income securities, primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. Generally, at least 65% of the fund's assets will be invested in investment grade securities rated BBB-or higher by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), as determined at the time of purchase. The fund may invest in fixed-income securities of any maturity.

Loomis performs extensive credit analyses, relying on its in-house team of more than 30 fixed-income analysts to cover a broad universe of industries, companies, and markets. The portfolio managers take advantage of these extensive resources to seek bonds trading at attractive levels from a risk/return perspective. In deciding which securities to buy and sell, Loomis considers, among other things, the financial strength of the issuer, current interest rates, expectations regarding general trends in interest rates, and comparisons of the level of risk associated with the potential return of those investments. Three themes typically drive the fund's investment approach. First, the fund generally seeks securities of issuers whose credit profiles are improving. Second, the fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis believes that the fund may generate positive returns by having a portion of assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns. Third, Loomis analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the fund in comparison to their risk.

The fund may invest any portion of its assets in securities of Canadian issuers (denominated in any currency) and up to 20% of its assets in other foreign securities (excluding Canadian dollar denominated securities), including emerging market securities. The fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the fund may invest include without limitation: corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, foreign currency denominated securities, asset-backed securities, when-issued securities, real estate investment trusts ("REITS"), Rule 144A securities, structured notes, repurchase agreements, and convertible securities. The fund may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

The fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a fund's exposure to changes in the value of assets or to hedge the risks of other investments that a fund holds. The fund may also invest in equity securities, including common stocks, preferred stocks and similar securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

TRANSAMERICA LOOMIS SAYLES BOND
--------------------------------------------------------------------------------

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the fund's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The fund may be required to establish special custody or other arrangements before investing.

- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering

TRANSAMERICA LOOMIS SAYLES BOND
--------------------------------------------------------------------------------

events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

- REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

- REPURCHASE AGREEMENTS
Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the fund could lose money.

- RULE 144A SECURITIES
"Rule 144A" securities are securities that are not registered for sale to the public and thus are considered "restricted." They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the fund could adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- STRUCTURED NOTES
Investments in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which are separate from the risk that the note's reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to market risk, liquidity risk, and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.

- HEDGING
The fund may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the fund's currency exposure from one currency to another may remove the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- LIQUIDITY
Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in

TRANSAMERICA LOOMIS SAYLES BOND
--------------------------------------------------------------------------------

value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who seek high total investment return.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
No performance is shown for the fund as it commenced operations on January 3, 2007. Performance information for the fund will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares of this fund are currently being offered for investment by strategic asset allocation funds and certain institutional investors only.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                              CLASS I
                                                               SHARES
----------------------------------------------------------------------
 Management fees                                               0.66%
 Distribution and service (12b-1) fees                          N/A
 Other expenses                                                0.07%
----------------------------------------------------------------------
                                                              -------
 TOTAL ANNUAL FUND OPERATING EXPENSES                           0.73
 EXPENSE REDUCTION(b)                                          0.00%
                                                              -------
 NET OPERATING EXPENSES                                        0.73%
----------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.

(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009 to waive fees and/or reimburse expenses to the extent that the fund's total operating expenses exceed 0.88% of average daily net assets (excluding certain extraordinary expenses). TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.88% of average daily net assets (excluding certain extraordinary expenses).

EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower

------------------------------------------------------
SHARE CLASS    1 YEAR   3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------
      I         $75      $233      $406        $906
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information -- Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:
First $200 million..............................    0.675%
Over $200 million up to $750 million............    0.625%
Over $750 million...............................     0.60%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.66% of the fund's average daily net assets.

SUB-ADVISER:

  Loomis, Sayles & Company, L.P. ("Loomis")
  One Financial Center
  Boston, MA 02111

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS:
First $200 million..............................    0.325%
Over $200 million...............................     0.30%

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--------------------------------------------------------------------------------

PORTFOLIO MANAGERS:

KATHLEEN C. GAFFNEY, CFA, DANIEL J. FUSS, CFA, CIC, ELAINE M. STOKES and MATHEW
J. EAGAN, CFA serve as portfolio managers and are responsible for the day-to-day management of this fund.

MS. GAFFNEY, Lead Manager, is Vice President of Loomis and Senior Portfolio Manager for the Loomis Sayles Fixed Income Group. She manages institutional and mutual fund portfolios, including Loomis' flagship Bond Fund, as well as the Strategic Income, High Income, and High Income Opportunities funds and is a co-manager or associate manager of other investment companies managed by Loomis. She started her investment career and joined Loomis in 1984, working as a fixed income and equity trader. Ms. Gaffney has been assisting Dan Fuss as a portfolio manager of the Loomis Sayles Bond Fund, an investment company managed by Loomis with an investment program comparable to that of the fund, since October 1997. She earned a B.A. from the University of Massachusetts at Amherst.

MR. FUSS, co-manager, began his investment career in 1958. He has been with Loomis since 1976, and is Executive Vice President, Vice Chairman and Senior Portfolio Manager of the firm. Mr. Fuss co-manages institutional separate accounts for the multi-billion dollar fixed income group and a variety of mutual funds, including the flagship Bond Fund, as well as the Strategic Income, Institutional High Income and Investment Grade Bond funds, and other investment companies managed by Loomis. He has served as portfolio manager of the Loomis Sayles Bond Fund, an investment company managed by Loomis with an investment program comparable to that of the fund, since its inception in May 1991. Mr. Fuss is past president of the Boston Security Analysts Society and earned a B.S. and M.B.A. from Marquette University.

MS. STOKES, co-manager, is Vice President of Loomis and began her investment career in 1987. She joined Loomis in 1988. Ms. Stokes co-manages the High Income Opportunities Fund and is a co-manager or associate manager of other investment companies managed by Loomis. Ms. Stokes received a B.S. from St. Michael's College.

MR. EAGAN, co-manager, is Vice President of Loomis and began his investment career in 1989. He joined Loomis in 1997. Mr. Eagan co-manages the High Income Opportunities Fund and is a co-manager or associate manager of other investment companies managed by Loomis. He received a B.A. from Northeastern University and an M.B.A. from Boston University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA LOOMIS SAYLES BOND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                                    CLASS I
                                             ---------------------
                                             For the Period Ended
                                               October 31,(d,g)
                                             ---------------------
                                                     2007
                                             ---------------------
Net Asset Value, Beginning of
 Period                                            $  10.00

Investment Operations:
 Net Investment Income (Loss)                          0.45
 Net Realized and Unrealized
   Gain (Loss)                                        (0.01)
                                             ---------------------
   Total Operations                                    0.44
                                             ---------------------
Distributions:
 From Net Investment Income                           (0.25)
 From Net Realized Gains on
   Investments                                            -
                                             ---------------------
   Total Distributions                                (0.25)
Net Asset Value, End of Period                     $  10.19
                                                   --------

Total Return(c)                                       4.50%
Net Assets, End of Period
 (000's)                                           $513,249
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                                             0.73%
   Total(f)                                           0.73%
 Net Investment Income (Loss) to
   Average Net Assets(a)                              5.42%
 Portfolio Turnover Rate(b)                             18%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The inception date for the fund's offering of Class I was January 3, 2007.

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------

The objective of Transamerica Van Kampen Emerging Markets Debt is to seek high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------

The fund's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this fund) under the name Van Kampen ("Van Kampen").

Van Kampen seeks to achieve the fund's objective by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Using macroeconomic and fundamental analysis, Van Kampen seeks to identify developing countries that are believed to be undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

The sub-adviser's global allocation team analyzes the global economic environment and its impact on emerging markets. The sub-adviser focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors, such as political risk, leadership, social stability and commitment to reform.

In selecting securities, the sub-adviser first examines yield curves with respect to a country and then considers instrument-specific criteria, including
(i) spread duration; (ii) real interest rates; and (iii) liquidity. The fund's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to protect the fund from overvalued currencies or to take advantage of undervalued currencies. The sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. An issuer is located in an emerging market country if:

- its principal securities trading market is in an emerging market country;

- alone or on a consolidated basis, it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets; or

- it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe.

The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This fund is non-diversified.

WHAT IS A NON-DIVERSIFIED FUND?
A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests in a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to a greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets in one issuer with the exception of U.S. government securities and agencies.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- FOREIGN SECURITIES
Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.


- CURRENCY
When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund's investments in foreign currency denominated securities may reduce the returns of the fund.

- DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund's sub-adviser may not make use of derivatives for a variety of reasons.


- NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the fund is non diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

- LIQUIDITY
Liquidity risk exists when a particular security or other instrument is difficult to sell. The fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in lower-rated and unrated fixed-income securities in emerging markets.
(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I performance has varied from year to year, and how the fund's Class I average annual total returns for different periods compare to the returns of a broad measure of market performance, the JPMorgan Emerging Markets Bond Index ("EMBI Global"), an unmanaged index tracking total returns for external currency denominated debt instruments of emerging markets. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
[BAR GRAPH]                    ------------------

2005                                                                             10.13
2006                                                                             10.07
2007                                                                              6.63

-----------------------------------------------------------
CLASS I SHARES               QUARTER ENDED       RETURN
-----------------------------------------------------------
  Best Quarter:                9/30/2006          6.21%
-----------------------------------------------------------
  Worst Quarter:               6/30/2006         (3.21)%
-----------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(2)
---------------------------------------------------------------------
  Return before taxes                           6.63%        9.36%
---------------------------------------------------------------------
  Return after taxes on distributions(3)        2.78%        6.62%
---------------------------------------------------------------------
  Return after taxes on distributions and
  sale of fund shares(3)                        4.27%        6.41%
---------------------------------------------------------------------
  EMBI Global Index (reflects no deduction
  for fees, expenses, or taxes)                 6.28%        9.54%
---------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
(2) Class I commenced operations on November 8, 2004
(3) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
---------------------------------------------------------------------------
 Management fees                                                 0.93%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.10%
---------------------------------------------------------------------------
                                                             ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            1.03%
 EXPENSE REDUCTION(b)                                            0.00%
                                                             ------------------------------
 NET OPERATING EXPENSES                                          1.03%
---------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.15% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.15% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------
SHARE CLASS  1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------
    I         $105     $328      $569       $1,259
----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million...............................    0.95%
Over $250 million up to $500 million.............    0.85%
Over $500 million................................    0.80%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.93% of the fund's average daily net assets.

SUB-ADVISER:

   Morgan Stanley Investment Management Inc.
   doing business as Van Kampen ("Van Kampen")
   522 Fifth Avenue
   New York, New York 10036

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million...............................    0.45%
Over $250 million................................    0.35%

PORTFOLIO MANAGERS:

The fund is managed by Van Kampen's Emerging Market Debt team. Current members of the team include Abigail L. McKenna (Managing Director), Eric J. Baurmeister (Executive Director), and Federico L. Kaune (Executive Director).

ABIGAIL L. MCKENNA, who is the Emerging Markets Debt team's lead portfolio manager, has worked for Van Kampen since 1996 and has been managing the fund since its inception in November 2004.

ERIC J. BAURMEISTER has worked for Van Kampen since 1997 and has been managing the fund since its inception in November 2004.

FEDERICO L. KAUNE has worked for Van Kampen since 2002 and has been managing the fund since its inception in November 2004.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.

For a share of beneficial interest outstanding throughout each period:

                                             CLASS I
                                  -----------------------------
                                      For the Period Ended
                                        October 31,(d,g)
                                  -----------------------------
                                    2007       2006      2005
                                  --------   --------   -------
Net Asset Value, Beginning of
 Period                           $  10.91   $  10.45    $10.00

Investment Operations:
 Net Investment Income (Loss)         0.59       0.55      0.49
 Net Realized and Unrealized
   Gain (Loss)                        0.46       0.52      0.45
                                  --------   --------   -------
   Total Operations                   1.05       1.07      0.94
                                  --------   --------   -------
Distributions:
 From Net Investment Income          (0.63)     (0.54)    (0.49)
 From Net Realized Gains             (0.10)     (0.07)        -
                                  --------   --------   -------
   Total Distributions               (0.73)     (0.61)    (0.49)
Net Asset Value, End of Period    $  11.23   $  10.91    $10.45
                                  --------   --------   -------

Total Return(c)                      9.94%     10.61%     9.36%
Net Assets, End of Period
 (000's)                          $317,328   $425,726   $136,022
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(e)                            1.03%      1.03%     1.07%
   Total(f)                          1.03%      1.03%     1.07%
 Net Investment Income (Loss) to
   Average Net Assets(a)             5.36%      5.24%     4.91%
 Portfolio Turnover Rate(b)            79%        79%       67%

NOTES TO FINANCIAL HIGHLIGHTS

(a) Annualized.

(b) Not annualized.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized

(d) Per share information is calculated based on average number of shares outstanding.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The fund commenced operations on November 8, 2004.

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Balanced is to seek long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the fund's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

WHAT IS A "BOTTOM UP" ANALYSIS?
When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broader market factors.

- EQUITY INVESTMENTS
TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

- the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

- competitive barriers to entry; and

- the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

- FIXED-INCOME INVESTMENTS
TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.
- INVESTOR PROFILE
This fund may be appropriate for investors who seek long-term total returns that balance capital growth and current income.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table).

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index ("LBGC Index"), which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which if reflected, would lower returns. The table includes deduction of applicable Class A sales charges. Absent limitation of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR CHART]

1998                                                                             30.78
1999                                                                             23.55
2000                                                                             -3.39
2001                                                                             -5.83
2002                                                                             -7.22
2003                                                                             12.91
2004                                                                             10.96
2005                                                                              5.34
2006                                                                              8.46
2007                                                                             12.43

------------------------------------------------------------
CLASS A SHARES               QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:               12/31/1998           18.31%
------------------------------------------------------------
  Worst Quarter:               3/31/2001           (5.87)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                        1 YEAR      5 YEARS    10 YEARS
------------------------------------------------------------------------
  Return before taxes                   6.26 %      8.74 %      7.57 %
------------------------------------------------------------------------
  Return after taxes on
  distribution(2)                       5.04 %      8.29 %      6.98 %
------------------------------------------------------------------------
  Return after taxes on distributions
  and sale of fund shares(2)            4.06 %      7.33 %      6.31 %
------------------------------------------------------------------------
  S&P 500 Index (reflects no
  deduction for fees, expenses, or
  taxes)                                5.49 %      12.83 %     5.91 %
------------------------------------------------------------------------
  LBGC Index (reflects no deduction
  for fees, expenses, or taxes)         7.23 %      4.44 %      6.01 %
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as 401(k) plans. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOTE: Prior to May 28, 2004, a different sub-adviser managed this fund, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

-----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                             CLASS I SHARES
-----------------------------------------------------------------------------
 Management fees                                                 0.80 %
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.10 %
-----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.90 %
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------
 NET OPERATING EXPENSES                                          0.90 %
-----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect the estimated expenses of Class I shares.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 1.45% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45% of average daily net assets, excluding certain extraordinary expenses.

EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------
SHARE CLASS  1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------
    I         $92       $287       $498      $1,108
----------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:

   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202

For additional information about TAM see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:

TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $250 million..............................     0.80%
Over $250 million up to $500 million............     0.75%
Over $500 million up to $1.5 billion............     0.70%
Over $1.5 billion...............................    0.625%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.80% of the fund's average daily net assets.

SUB-ADVISER:

   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

First $250 million..............................     0.35%
Over $250 million up to $500 million............    0.325%
Over $500 million up to $1.5 billion............     0.30%
Over $1.5 billion...............................     0.25%
less 50% of any amount reimbursed pursuant to
the fund's expense limitation.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA
Portfolio Manager (lead)

Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA
Portfolio Manager (lead)

Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income, and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC
Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He

TRANSAMERICA BALANCED
--------------------------------------------------------------------------------

also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN
Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA
Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ
Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Balanced (Equity), Transamerica Flexible Income, and Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE
Portfolio Manager (co)

Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity and Transamerica Balanced (Equity). Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

FINANCIAL HIGHLIGHTS:

Financial Highlights are not included in this prospectus because no Class I shares of this fund were issued at the fund's fiscal year end.

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Value Balanced is preservation of capital and competitive investment returns.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the fund's objective by investing fund assets principally in:

- large cap domestic equities whose market capitalization generally exceeds $8 billion

- debt obligations of U.S. issuers, some of which will be convertible into common stocks

- U.S. Treasury bonds, notes and bills

- money market instruments

The fund generally will invest in mid- and large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market instruments. However at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
The fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

- STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

- PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

- VALUE
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The fund may underperform other equity funds that use different investing styles. The fund may also underperform other equity funds using the value style.

- CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

- FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

- FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

- EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

- MARKET
The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
This fund may be appropriate for investors who want a combination of capital growth and income, and who can tolerate the risks associated with an actively-traded portfolio which shifts assets between equity and debt.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The past performance information shown below is for Class A shares, which would have substantially similar annual returns as Class I shares because both share classes are invested in the same portfolio of securities. The returns for Class A shares will vary from Class I shares to the extent that the Classes do not have the same expenses and Class I shares are not subject to sales charges (which are reflected in the performance information about Class A shares in the table).

The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's performance has varied from year to year, and how the fund's average annual total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 (R) Value Index (primary benchmark), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and the Lehman Brothers Aggregate Bond Index ("LBAB"), which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Each index is a widely recognized unmanaged index of market performance. The bar chart does not reflect the impact of sales charges, which if reflected, would lower returns. The table includes deduction of applicable Class A sales charges. Absent limitations of the fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS A SHARES
                               ------------------

[BAR CHART]

1998                                                                              6.87
1999                                                                             -6.61
2000                                                                             15.85
2001                                                                              0.01
2002                                                                            -14.23
2003                                                                             20.96
2004                                                                              9.92
2005                                                                              5.09
2006                                                                             14.71
2007                                                                              4.38

------------------------------------------------------------
CLASS A SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                 6/30/2003          12.90%
------------------------------------------------------------
  Worst Quarter:                9/30/2002         (13.27)%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(1)

------------------------------------------------------------------------
                                        1 YEAR      5 YEARS    10 YEARS
------------------------------------------------------------------------
 Return before taxes                    (1.38)%      9.59%       4.60%
------------------------------------------------------------------------
 Return after taxes on
 distributions(2)                       (3.79)%      8.39%       3.30%
------------------------------------------------------------------------
 Return after taxes on distributions
 and sale of fund shares(2)             (0.88)%      7.86%       3.31%
------------------------------------------------------------------------
 Russell 1000 (R) Value Index
 (reflects no deduction for fees,
 expenses, or taxes)                    (0.17)%     14.63%       7.68%
------------------------------------------------------------------------
 LBAB (reflects no deduction for
 fees, expenses, or taxes)               6.97%       4.42%       5.97%
------------------------------------------------------------------------

(1) Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan. After-tax returns are presented for only one class and returns for other classes will vary.
(2) The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.75%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.16%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.91%
 EXPENSE REDUCTION(B)                                            0.00%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          0.91%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007, restated to reflect the estimated expenses of Class I shares.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total expenses exceed 1.20% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20% of average daily net assets, excluding certain extraordinary expenses. The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

------------------------------------------------------
 SHARE CLASS   1 YEAR   3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------
      I         $93      $290      $504       $1,120
------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

AVERAGE DAILY NET ASSETS
First $500 million...............................    0.75%
Over $500 million up to $1 billion...............    0.65%
Over $1 billion..................................    0.60%

For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.75% of the fund's average daily net assets.

SUB-ADVISER:
   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

TRANSAMERICA VALUE BALANCED
--------------------------------------------------------------------------------

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund's average daily net assets):

Up to $500 million..............................     0.35%
Over $500 million up to $1 billion..............    0.325%
Over $1 billion.................................     0.30%

less 50% of any amount reimbursed pursuant to the fund's expense limitation.

PORTFOLIO MANAGERS:
MICHELLE E. STEVENS, CFA
Portfolio Manager (co-lead)
Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.
HEIDI Y. HU, CFA
Portfolio Manager (co-lead)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income), Transamerica Flexible Income and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica Short-Term Bond. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

FINANCIAL HIGHLIGHTS:
Financial Highlights are not included in this prospectus because no Class I shares of this fund were issued at the fund's fiscal year end.

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

SUMMARY OF RISKS AND RETURNS

(CHECK MARK ICON)
OBJECTIVE
---------------------------------------------------------
The objective of Transamerica Money Market is to seek maximum current income from money market securities consistent with liquidity and preservation of principal.

(CIRCLE I ICON)
PRINCIPAL STRATEGIES AND POLICIES
---------------------------------------------------------
The fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing substantially all of the fund's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:

- short-term corporate obligations, including commercial paper, notes and bonds

- obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

- obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

- repurchase agreements involving any of the securities mentioned above TIM also seeks to maintain a stable net asset value of $1.00 per share by:

- investing in securities which present minimal credit risk; and

- maintaining the average maturity of obligations held in the fund's portfolio at 90 days or less.
Bank obligations purchased for the fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the fund are determined by the fund manager to present minimal credit risks.

(EXCLAMATION ICON)
PRINCIPAL RISKS
---------------------------------------------------------
This fund is subject to the following principal investment risks, as well as other risks described in Appendix A:
- INTEREST RATES
The interest rates on short-term obligations held in the fund's portfolio will vary, rising or falling with short-term interest rates generally. The fund's yield will tend to lag behind general changes in interest rate.
The ability of the fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.
- DEFAULT
The fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the fund.
- NET ASSET VALUE
The fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the fund's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.
- BANK OBLIGATIONS
If the fund concentrates in U.S. bank obligations, the fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.
- MARKET
The value of securities owned by the fund, or the fund's yield, may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.
AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.
These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information. In addition, investors should note that the fund publishes its holdings on its website at www.transamericafunds.com 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

- INVESTOR PROFILE
Investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

(PERCENTAGE ICON)
PAST PERFORMANCE
---------------------------------------------------------
The bar chart and the table below provide some indication of the risks of investing in the fund by showing you how the fund's Class I average annual total returns and its performance since inception. The table shows average annual total returns for Class I shares of the fund. Absent limitation of the fund's

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%)

                                 CLASS I SHARES
                               ------------------
[BAR GRAPH]

2006                                                                             4.68
2007                                                                             4.89

                                 7-DAY YIELD(1)
                            (as of October 31, 2007)
                             Class I Shares = 4.67%

------------------------------------------------------------
CLASS I SHARES                QUARTER ENDED       RETURN
------------------------------------------------------------
  Best Quarter:                12/31/2006          1.24%
------------------------------------------------------------
  Worst Quarter:                3/31/2006          0.97%
------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07(2)

---------------------------------------------------------------------
                                                            LIFE OF
                                               1 YEAR      CLASS(3)
---------------------------------------------------------------------
 Return before taxes                            4.89%        4.71%
---------------------------------------------------------------------

(1) Call Customer Service (1-888-233-4339) for the current 7-day yield.
(2) Actual returns may depend on the investor's individual tax situation.
(3) Class I commenced operations on November 15, 2005.

(DOLLAR ICON)
FEES AND EXPENSES
---------------------------------------------------------
There are no sales charges (load) or other transaction fees. Class I shares for this fund are offered for investment by strategic asset allocation funds and certain institutional investors only.
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
from fund assets, expressed as a % of average daily net assets)(a)
                                                            CLASS I SHARES
----------------------------------------------------------------------------
 Management fees                                                 0.40%
 Distribution and service (12b-1) fees                            N/A
 Other expenses                                                  0.12%
----------------------------------------------------------------------------
                                                           ------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.52%
 EXPENSE REDUCTION(B)                                            0.04%
                                                           ------------------------------
 NET OPERATING EXPENSES                                          0.48%
----------------------------------------------------------------------------

(a) Annual fund operating expenses are based on the fund's expenses for the fiscal year ended October 31, 2007.
(b) Contractual arrangements have been made with the fund's investment adviser, Transamerica Asset Management, Inc. ("TAM"), through March 1, 2009, to waive fees and/or reimburse fund expenses to the extent that the fund's total operating expenses exceed 0.48% of average daily net assets, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48% of average daily net assets, excluding certain extraordinary expenses.
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

----------------------------------------------------------
 SHARE CLASS   1 YEAR    3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------
      I         $49       $163        $287         $649
----------------------------------------------------------

(QUESTION MARK ICON)
ADDITIONAL INFORMATION
---------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER:
   Transamerica Asset Management, Inc. ("TAM")
   570 Carillon Parkway
   St. Petersburg, Florida 33716-1202
For additional information about TAM, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE:
TAM receives compensation, calculated daily and paid monthly, from the fund at the annual rate of 0.40% of the fund's average daily net assets.
For the fiscal year ended October 31, 2007, the fund paid an advisory fee of 0.40% of the fund's average daily net assets.

SUB-ADVISER:
   Transamerica Investment Management, LLC ("TIM")
   11111 Santa Monica Blvd., Suite 820
   Los Angeles, California 90025

SUB-ADVISORY FEE:
The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the annual rate of 0.15% of the fund's average daily net assets.
TIM, through its parent company, has provided investment advisory services to various clients since 1967.
A discussion regarding the basis of the Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the fiscal period ending April 30, 2008.

TRANSAMERICA MONEY MARKET
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS:

The Financial Highlights table is intended to help you understand the performance of Class I shares for as long as they have been offered. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. This information through October 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the 2007 Annual Report, which is available to you upon request.
For a share of beneficial interest outstanding throughout each period:

                                         CLASS I
                                  ---------------------
                                  For the Period Ended
                                    October 31,(c,f)
                                  ---------------------
                                    2007        2006
                                  ---------   ---------
Net Asset Value, Beginning of
 Period                            $  1.00     $  1.00
Investment Operations:
 Net Investment Income (Loss)         0.05        0.04
 Net Realized and Unrealized
   Gain (Loss)                           -           -
                                   -------     -------
   Total Operations                   0.05        0.04
                                   -------     -------
Distributions:
 From Net Investment Income          (0.05)      (0.04)
 From Net Realized Gains                 -           -
                                   -------     -------
   Total Distributions               (0.05)      (0.04)
Net Asset Value, End of Period     $  1.00     $  1.00
                                   -------     -------
Total Return(b)                      4.98%       4.30%
Net Assets, End of Period
 (000's)                           $34,673     $26,466
Ratios/Supplemental Data:
 Ratio of Expenses to Average
   Net Assets(a)
   Net(d)                            0.48%       0.48%
   Total(e)                          0.52%       0.51%
 Net Investment Income (Loss) to
   Average Net Assets(a)             4.88%       4.39%

NOTES TO FINANCIAL HIGHLIGHTS
(a) Annualized.
(b) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(c) Per share information is calculated based on average number of shares outstanding.
(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.
(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(f) The inception date for the fund's offering of Class I was November 15, 2005.

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

REGULATORY PROCEEDINGS
There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting Transamerica Asset Management, Inc. ("TAM"), the investment adviser for Transamerica Funds and certain affiliates and former employees of TAM, the Securities and Exchange Commission ("SEC") staff has indicated that it is likely to take some action against TAM and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TAM and/or its affiliates is difficult to assess at the present time, the funds currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the funds are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the funds, there can be no assurance at this time. TAM and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TAM will take such actions that it deems necessary or appropriate to continue providing management services to the funds and to bring all matters to an appropriate conclusion.
TAM and/or its affiliates, and not the funds, will bear the costs regarding these regulatory matters.
INVESTMENT ADVISER
Transamerica Funds' Board of Trustees is responsible for managing the business affairs of Transamerica Funds. The Board oversees the operation of Transamerica Funds by its officers. It also reviews the management of each fund's assets by TAM and investment sub-advisers. You can find additional information about Transamerica Funds' Trustees and officers in the SAI.
TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for Transamerica Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each fund's sub-adviser. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the funds. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each fund, and are paid at the rates previously shown in this prospectus.
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.
From time to time TAM and/or its affiliates pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.
The funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:
(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2) materially change the terms of any sub-advisory agreement; and
(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.
BUYING AND SELLING SHARES
Class I shares of the funds in this prospectus are currently primarily offered for investment in certain affiliated funds of funds (also referred to as "strategic asset allocation funds"). Shares of the funds may be made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts.
PRICING OF SHARES
HOW SHARE PRICE IS DETERMINED
The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.
WHEN SHARE PRICE IS DETERMINED
The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Orders for shares of the Transamerica asset allocation funds or investment in separate accounts of insurance companies mentioned above that invest in Class I shares of the funds and corresponding orders for the Class I shares of the funds are priced on the same day when orders for shares of the asset allocation funds or investment orders in the separate accounts of insurance companies are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares/insurance contracts of the asset allocation funds/separate accounts before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the funds on the same day, so that both orders generally will receive that day's NAV.
HOW NAV IS CALCULATED
The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the funds' securities for the purposes of determining the funds' NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.
In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.
FEATURES AND POLICIES
MARKET TIMING/EXCESSIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs. TRANSAMERICA FUNDS' BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the

SECTION B -- SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

fund reasonably believes to be in connection with market timing or excessive trading.
However, because the shares of the funds may be sold only to certain asset allocation funds and other institutional investors, the funds' policies and procedures to discourage market timing or excessive trading are enforced by the asset allocation funds and the institutional investor rather than the funds. Additional information about the asset allocation funds' policies and procedures are available in the prospectus of the asset allocation funds. Furthermore, reallocations in the funds by an asset allocation fund in furtherance of a fund's investment objective are not considered to be market timing or excessive trading.
Orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds' policies. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).
ASSET ALLOCATION FUNDS
The asset allocation funds discussed above that invest in certain series of Transamerica Funds may own a significant portion of the shares of a Transamerica Funds fund. Transactions by a fund of funds may be disruptive to an underlying Transamerica Fund.
INVESTMENT POLICY CHANGES
Transamerica American Century Large Company Value, Transamerica Bjurman, Barry Micro Emerging Growth, Transamerica BlackRock Large Cap Value, Transamerica JPMorgan Mid Cap Value, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Equity, Transamerica Small/Mid Cap Value, Transamerica UBS Large Cap Value, Transamerica Van Kampen Mid-Cap Growth, Transamerica Van Kampen Small Company Growth, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica Convertible Securities, Transamerica Science & Technology, Transamerica Evergreen International Small Cap, Transamerica Oppenheimer Developing Markets, Transamerica PIMCO Real Return TIPS, Transamerica JPMorgan International Bond, Transamerica High Yield Bond, Transamerica Short-Term Bond, Transamerica Loomis Sayles Bond, Transamerica BlackRock Natural Resources, Transamerica Schroders International Small Cap and Transamerica Van Kampen Emerging Markets Debt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain investments as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect. Although other funds described in this prospectus may have an 80% investment policy, they are not required to give 60-days' notice in case of a change. Unless expressly designated as fundamental, all policies and procedures of the funds may be changed at any time by Transamerica Funds' Board of Trustees without shareholder approval.
To the extent authorized by law, Transamerica Funds and each of the funds reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.
DISTRIBUTION OF SHARES
UNDERWRITING AGREEMENT
Transamerica Funds has an Underwriting Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80237. TCI is an affiliate of Transamerica Funds and TAM. Under this agreement, TCI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public.
OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS
TCI, TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources provides additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the asset allocation funds that invest in the funds or render investor services to asset allocation fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the asset allocation funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the funds, does not result in increased expenses, are not reflected in the fees and expenses sections of this prospectus and are described in more detail in the prospectus of the funds of funds. As of the date of this prospectus, TAM has agreed to pay Universal Life Insurance Company ("Universal Life") a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life's separate accounts in the Class I shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from their financial intermediaries.
DISTRIBUTIONS AND TAXES
TAXES ON DISTRIBUTIONS IN GENERAL
Each fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a fund declares a dividend in October, November, or December but pays it in the following January, you will be taxed on the dividend as if you received it in the year in which it was declared.
Each fund pays dividend distributions annually in December, except Transamerica Clarion Global Real Estate Securities, Transamerica Balanced, Transamerica Loomis Sayles Bond and Transamerica Value Balanced each pay dividend distributions quarterly in March, June, September and December; and

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Transamerica Federated Market Opportunity, Transamerica JPMorgan International
Bond, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Convertible Securities, Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Money Market, Transamerica Short-Term Bond and Transamerica Van Kampen Emerging Markets Debt each pay dividend distributions monthly. If necessary, each fund may make distributions at other times as well. You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares.
Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a fund are generally taxed to individual taxpayers:

- Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

- Distributions designated by the fund as "qualified dividend income" will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

- Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.
The funds will send you a tax report annually summarizing the amount of and the tax aspects of your distributions. If you buy shares of a fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."
Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.
TAXES ON THE SALE OF SHARES
If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distribution of long-term capital gain that were received with respect to the shares, including distributions of net capital gain and any amount credited to you as undistributed capital gain. Additionally, any loss realized on a sale of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
If more than 50% of the value of the total assets of a fund consists of stock or securities of foreign corporations at the close of a taxable year, the fund may elect to treat certain foreign taxes paid by the fund as paid by its shareholders. If a fund makes this election, the amount of the foreign taxes paid by the fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and its shareholders will be entitled either (a) to claim their proportionate amounts of the foreign taxes paid by the fund as credits against their federal income tax liabilities, or (b) to deduct their proportionate amounts from their federal taxable income under certain circumstances.
WITHHOLDING TAXES
As with all mutual funds, the funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all taxable distributions payable to you if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
OTHER TAX INFORMATION
This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in, shares of a Transamerica Fund. More information is provided in the SAI of the funds. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Funds.

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HOW TO USE THIS SECTION
In the discussions of the individual fund(s), you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI which is available upon request. See the back cover of this prospectus for information on how to order the SAI.
ASSET ALLOCATION FUNDS AS INVESTORS
The funds described in this prospectus are offered for investment to strategic asset allocation funds. These strategic asset allocation funds may own a significant portion of the assets of the funds. Transactions by the strategic allocation funds, such as rebalancings or redemptions, may be disruptive to a fund. Redemptions by one or more strategic allocation funds also may have the effect of rendering a fund too small effectively to pursue its investment goal, and may also increase the fund's expenses, perhaps significantly. DIVERSIFICATION
The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.
All the funds (except Transamerica Clarion Global Real Estate Securities, Transamerica Science & Technology, Transamerica Evergreen Health Care, Transamerica JPMorgan International Bond, Transamerica PIMCO Real Return TIPS, Transamerica Third Avenue Value, Transamerica BlackRock Natural Resources, Transamerica UBS Dynamic Alpha and Transamerica Van Kampen Emerging Markets
Debt) qualify as diversified funds under the 1940 Act.
Transamerica Clarion Global Real Estate Securities, Transamerica Science & Technology, Transamerica Evergreen Health Care, Transamerica JPMorgan International Bond, Transamerica PIMCO Real Return TIPS, Transamerica Third Avenue Value, Transamerica BlackRock Natural Resources, Transamerica UBS Dynamic Alpha and Transamerica Van Kampen Emerging Markets Debt each reserves the right to become a diversified investment company (as defined by the 1940 Act). INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund's investments will go up and down. INVESTING IN PREFERRED STOCKS
Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.
INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or

                                   APPENDIX A-1
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  lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix B for a description of bond ratings.
INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

- CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

- HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                   APPENDIX A-2
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INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

- DERIVATIVES. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.
Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.
A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of

                                   APPENDIX A-3
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short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.
INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.
INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.
INVESTING IN FIXED-INCOME INSTRUMENTS
Some funds invest in "Fixed-Income Instruments," which include, among others:

- securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

- mortgage-backed and other asset-backed securities;

- inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

- delayed funding loans and revolving credit facilities;

- bank certificates of deposit, fixed time deposits and bankers' acceptances;

- repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

- obligations of international agencies or supranational entities.
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value

- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Some funds may invest in derivatives based on Fixed-Income Instruments. INVESTING IN STRUCTURED SECURITIES
Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

                                   APPENDIX A-4
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SUBORDINATION RISK
Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
INVESTING IN DISTRESSED SECURITIES
Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

- ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

- VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are securities that require the Issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

- CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
INVESTING IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
INVESTING IN SMALL, UNSEASONED COMPANIES
Small, unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.
INVESTING IN PRECIOUS METAL RELATED SECURITIES
Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting

                                   APPENDIX A-5
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characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The fund's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk. INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

- declining real estate value;

- risks relating to general and local economic conditions;

- over-building;

- increased competition for assets in local and regional markets;

- increases in property taxes;

- increases in operating expenses or interest rates;

- change in neighborhood value or the appeal of properties to tenants;

- insufficient levels of occupancy;

- inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends. INVESTING IN REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.
INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a fund, including an asset allocation fund, invests in other investment companies, including exchange-traded funds, it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. INVESTING IN SYNDICATED BANK LOANS
Certain funds may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund's liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

                                   APPENDIX A-6
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MORE ON STRATEGIES AND RISKS
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INVESTING IN MASTER LIMITED PARTNERSHIPS
Holders of MLP units have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.
INVESTING IN SPECIAL SITUATIONS
Certain funds may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

- a new product or process;

- a management change;

- a technological breakthrough;

- an extraordinary corporate event;

- a temporary imbalance in the supply of, and demand for, the securities of an Issuer
Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.
TAX EFFICIENT MANAGEMENT
Certain sub-advisers strive to manage certain of the fund in a tax efficient manner. Each relevant fund seeks to minimize capital gains distributions through its investment strategy. To do so, sub-advisers generally seek to follow the following strategies:
(1) Whenever the manager intends to make a sale, the manager will seek to always sell the highest cost lots; when the manager expects the sale will result in a capital gain, the manager looks for a capital loss that can be taken in another stock where the sale also makes economic sense.
(2) When taxable dividends and interest accumulates, the manager looks for short term losses to take to offset the income. In either case, the manager tries to accomplish this tax efficiency without compromising the investment opportunity in the fund.
There is no guarantee a fund's attempt to manage the portfolio in a tax-efficient manner will be successful.
PORTFOLIO TURNOVER
A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.
COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a fund's prospectus or SAI, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies. In addition, to the extent a fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world. SECURITIES LENDING
Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.
IPOS
Initial public offerings ("IPOs") are subject to specific risks which include, among others:

- high volatility;

- no track record for consideration;

- securities may be illiquid;

- earnings are less predictable.
TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.
INTERNET OR INTRANET SECTOR RISK
Certain funds may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high

                                   APPENDIX A-7
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risks of obsolescence caused by scientific and technological advances. The value of the fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.
SHORT SALES
A short sale may be effected by selling a security that the fund does not own.
In order to deliver the security to the purchaser, the fund borrows the security, typically from a broker-dealer or an institutional investor. The fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The fund's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions. The fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected "against the box" if, at all times when the short position is open, the fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.
SWAPS AND SWAP-RELATED PRODUCTS
A fund's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

- COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

- INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.
A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.
A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.
There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

                                   APPENDIX A-8
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ILLIQUID AND RESTRICTED/144A SECURITIES
Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.
INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.
ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
INVESTMENT STRATEGIES
A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds' SAI.

                                   APPENDIX A-9

APPENDIX B

BOND RATINGS
--------------------------------------------------------------------------------

                                  BOND RATINGS
                                   APPENDIX B

BRIEF EXPLANATION OF RATING CATEGORIES

                                     BOND RATING                           EXPLANATION
                                     -----------                           -----------
STANDARD & POOR'S CORPORATION         AAA          Highest rating; extremely strong capacity to pay principal and interest.
                                      AA           High quality; very strong capacity to pay principal and
                                                   interest.
                                      A            Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                      BBB          Adequate capacity to pay principal and interest; normally
                                                   exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                      BB, B, and   Predominantly speculative with respect to the issuer's
                                      CC, CC, C    capacity to meet required interest and principal payments.
                                                   BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                                   outweighed by large uncertainties or major risk exposure to adverse conditions
                                      D            In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.       Aaa          Highest quality, smallest degree of investment risk.
                                      Aa           High quality; together with Aaa bonds, they compose the
                                                   high-grade bond group.
                                      A            Upper-medium grade obligations; many favorable investment
                                                   attributes.
                                      Baa          Medium-grade obligations; neither highly protected nor
                                                   poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                      Ba           More uncertain, with speculative elements. Protection of
                                                   interest and principal payments not well safeguarded during good and bad times.
                                      B            Lack characteristics of desirable investment; potentially
                                                   low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                      Caa          Poor standing, may be in default; elements of danger with
                                                   respect to principal or interest payments.
                                      Ca           Speculative in a high degree; could be in default or have
                                                   other marked short-comings.
                                      C            Lowest-rated; extremely poor prospects of ever attaining
                                                   investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                                   APPENDIX B-1

                            NOTICE OF PRIVACY POLICY

At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you on applications or other forms, such as your name, address and account number;

- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

- Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

        BOTH THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF MUTUAL FUNDS
           WILL FLUCTUATE OVER TIME SO THAT SHARES, WHEN REDEEMED, MAY
                BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                               Transamerica Funds
                   P.O. Box 9012 - Clearwater, FL 33758-9012
                        Customer Service: 1-888-233-4339
                             TransamericaFunds.com

      Shareholder inquiries and transaction requests should be mailed to:
                        Transamerica Fund Services, Inc.
                                P.O. Box 219945
                           Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about these funds is contained in the Statement of Additional Information, dated March 1, 2008, and in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission ("SEC"). Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington D.C. 20549-0102. Reports and other information about the funds are also available on the SEC's Internet site at http://www.sec.gov. To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to make other inquiries about these funds, call, or write to Transamerica Funds at the phone number or address above. In the Transamerica Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Funds is 811-04556.


TransamericaFunds.com                                  (TRANSAMERICA FUNDS LOGO)
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.

                               TRANSAMERICA FUNDS

               TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE
                TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE
             TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO
                TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO
               TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO
            TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO
                              TRANSAMERICA BALANCED
                TRANSAMERICA BJURMAN, BARRY MICRO EMERGING GROWTH
                    TRANSAMERICA BLACKROCK GLOBAL ALLOCATION
                     TRANSAMERICA BLACKROCK LARGE CAP VALUE
                    TRANSAMERICA BLACKROCK NATURAL RESOURCES
                 TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY
               TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES
                       TRANSAMERICA CONVERTIBLE SECURITIES
                               TRANSAMERICA EQUITY
                       TRANSAMERICA EVERGREEN HEALTH CARE
                 TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP
                    TRANSAMERICA FEDERATED MARKET OPPORTUNITY
                          TRANSAMERICA FLEXIBLE INCOME
                        TRANSAMERICA GROWTH OPPORTUNITIES
                          TRANSAMERICA HIGH YIELD BOND
                          TRANSAMERICA JENNISON GROWTH
                    TRANSAMERICA JPMORGAN INTERNATIONAL BOND
                       TRANSAMERICA JPMORGAN MID CAP VALUE
                    TRANSAMERICA LEGG MASON PARTNERS ALL CAP
                TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE
                         TRANSAMERICA LOOMIS SAYLES BOND
                           TRANSAMERICA MARSICO GROWTH
                    TRANSAMERICA MARSICO INTERNATIONAL GROWTH
                      TRANSAMERICA MFS INTERNATIONAL EQUITY
                            TRANSAMERICA MONEY MARKET
           TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
               TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO
                   TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL
                   TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS
                 TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE
                       TRANSAMERICA PIMCO REAL RETURN TIPS
                         TRANSAMERICA PIMCO TOTAL RETURN
                 TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP
                        TRANSAMERICA SCIENCE & TECHNOLOGY
                          TRANSAMERICA SHORT-TERM BOND
                        TRANSAMERICA SMALL/MID CAP VALUE
                          TRANSAMERICA TEMPLETON GLOBAL
                         TRANSAMERICA THIRD AVENUE VALUE
                         TRANSAMERICA UBS DYNAMIC ALPHA
                        TRANSAMERICA UBS LARGE CAP VALUE
                           TRANSAMERICA VALUE BALANCED
                  TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT
                     TRANSAMERICA VAN KAMPEN MID-CAP GROWTH
                  TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH

NOTE:  ALL FUND NAMES PREVIOUSLY INCLUDED "TA IDEX" INSTEAD OF "TRANSAMERICA."

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2008

                               TRANSAMERICA FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)


The funds listed above are series of Transamerica Funds ("Transamerica Funds" or the "Trust"), an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than Transamerica BlackRock Natural Resources, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica JPMorgan International Bond, Transamerica Legg Mason Partners All Cap, Transamerica PIMCO Real Return TIPS, Transamerica Science & Technology, Transamerica Third Avenue Value, Transamerica UBS Dynamic Alpha and Transamerica Van Kampen Emerging Markets Debt, are diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the funds' prospectuses dated March 1, 2008, as they may further be supplemented or revised from time to time, which may be obtained free of charge by writing or calling Transamerica at the above address or telephone number, and is incorporated by reference into the prospectuses. This SAI sets forth information which may be of interest to shareholders, but which is not necessarily included in the funds' prospectuses. The Transamerica Annual Report to shareholders including the financial statements therein, are incorporated by reference into this SAI.

Transamerica Funds was formerly named "Transamerica IDEX Mutual Funds."

INVESTMENT OBJECTIVES...................................................................................     2
   INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES......................................................     2
OTHER POLICIES AND PRACTICES OF THE FUNDS...............................................................     5
   OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS....................................................     5
   FOREIGN INVESTMENTS..................................................................................    11
   SHORT SALES..........................................................................................    13
   OTHER INVESTMENT COMPANIES...........................................................................    14
   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES......................................    14
   ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES..................................................    14
   DOLLAR ROLLS.........................................................................................    15
   INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")..................    15
   MORTGAGE-RELATED SECURITIES..........................................................................    15
   INCOME-PRODUCING SECURITIES..........................................................................    17
   LENDING OF FUND SECURITIES...........................................................................    18
   ILLIQUID AND RESTRICTED/144A SECURITIES..............................................................    19
   MUNICIPAL OBLIGATIONS................................................................................    19
   LOANS................................................................................................    20
   EQUITY EQUIVALENTS...................................................................................    20
   EVENT-LINKED BONDS...................................................................................    21
   COLLATERALIZED DEBT OBLIGATIONS......................................................................    21
   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.........................................................    21
   PASS-THROUGH SECURITIES..............................................................................    22
   HIGH-YIELD/HIGH-RISK BONDS...........................................................................    22
   WARRANTS AND RIGHTS..................................................................................    22
   U.S. GOVERNMENT SECURITIES...........................................................................    22
   COMMODITIES AND NATURAL RESOURCES....................................................................    22
   TEMPORARY DEFENSIVE POSITION.........................................................................    23
   OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST.......................................................    23
   PORTFOLIO TURNOVER RATE..............................................................................    24
   DISCLOSURE OF PORTFOLIO HOLDINGS.....................................................................    24
INVESTMENT ADVISORY AND OTHER SERVICES..................................................................    25
   SUB-ADVISERS.........................................................................................    32
DISTRIBUTOR.............................................................................................    38
ADMINISTRATIVE SERVICES.................................................................................    41
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES..........................................................    43
FUND TRANSACTIONS AND BROKERAGE.........................................................................    44
   DIRECTED BROKERAGE...................................................................................    45
TRUSTEES AND OFFICERS...................................................................................    49
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES.............................................    66
DEALER REALLOWANCES.....................................................................................    67
DISTRIBUTION PLANS......................................................................................    68
   DISTRIBUTION FEES....................................................................................    69
NET ASSET VALUE DETERMINATION...........................................................................    73
DIVIDENDS AND OTHER DISTRIBUTIONS.......................................................................    74
SHAREHOLDER ACCOUNTS....................................................................................    74
PURCHASE OF SHARES......................................................................................    75
RETIREMENT PLANS........................................................................................    75
REDEMPTION OF SHARES....................................................................................    76
TAXES...................................................................................................    77
PRINCIPAL SHAREHOLDERS..................................................................................    81
MISCELLANEOUS...........................................................................................    92
FINANCIAL STATEMENTS....................................................................................    93
APPENDIX A..............................................................................................   A-1
APPENDIX B..............................................................................................   B-1

                              INVESTMENT OBJECTIVES

The prospectuses discuss the investment objective of each of the funds and the policies each fund employs to achieve its objective. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectuses.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

FUNDAMENTAL INVESTMENT POLICIES

As indicated in each prospectus, each fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of each fund may be changed by Transamerica Funds' Board of Trustees without shareholder approval. Each fund has adopted, as applicable, the following fundamental policies:

1.   DIVERSIFICATION

Each fund shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (except Transamerica BlackRock Natural Resources, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica JPMorgan International Bond, Transamerica Legg Mason Partners All Cap, Transamerica PIMCO Real Return TIPS, Transamerica Third Avenue Value, Transamerica Science & Technology, Transamerica UBS Dynamic Alpha and Transamerica Van Kampen Emerging Markets Debt), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Transamerica BlackRock Natural Resources, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica JPMorgan International Bond, Transamerica Legg Mason Partners All Cap, Transamerica PIMCO Real Return TIPS, Transamerica Science & Technology, Transamerica Third Avenue Value, Transamerica UBS Dynamic Alpha and Transamerica Van Kampen Emerging Markets Debt are each currently a "non-diversified company" as that term is defined in the 1940 Act.

2.  BORROWING

Each fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3.  SENIOR SECURITIES

Each fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.  UNDERWRITING SECURITIES

Each fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act, each fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5.  REAL ESTATE

Each fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6.  MAKING LOANS

Each fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.       CONCENTRATION OF INVESTMENTS

Each fund may not "concentrate" its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Transamerica BlackRock Natural Resources may concentrate in the natural resources related industries. Transamerica Clarion Global Real Estate Securities may concentrate in securities of issuers in the real estate industry. Transamerica Evergreen Health Care may concentrate in the health sciences industry.

8.  COMMODITIES

Each fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL POLICIES

Furthermore, certain funds have adopted the following non-fundamental policies, which may be changed by Transamerica Funds' Board of Trustees of the fund without shareholder approval.

(A)  EXERCISING CONTROL OR MANAGEMENT

Except for Transamerica Bjurman, Barry Micro Emerging Growth, Transamerica Oppenheimer Small- & Mid-Cap Value and Transamerica Van Kampen Mid-Cap Growth, each fund may not invest in companies for the purposes of exercising control or management.

(B)  PURCHASING SECURITIES ON MARGIN

Transamerica American Century Large Company Value, Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Convertible Securities, Transamerica Equity, Transamerica Evergreen Health Care, Transamerica Evergreen International Small Cap, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Marsico International Growth, Transamerica MFS International Equity, Transamerica Money Market, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global, Transamerica UBS Large Cap Value, Transamerica Value Balanced, Transamerica Van Kampen Emerging Markets Debt and Transamerica Van Kampen Small Company Growth may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

Transamerica BlackRock Large Cap Value may not purchase securities on margin, except (i) for use of short-term credit necessary for the clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with the futures contracts or other permissible investments.

(C)  ILLIQUID SECURITIES

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, except that Transamerica High Yield Bond and Transamerica Money Market may not invest more than 10% of its net assets in illiquid securities.

(D)  SHORT SALES

Transamerica American Century Large Company Value, Transamerica BlackRock Large Cap Value, Transamerica Convertible Securities, Transamerica Equity, Transamerica Evergreen Health Care, Transamerica Evergreen International Small Cap, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Marsico International Growth, Transamerica MFS International Equity, Transamerica Money Market, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica UBS Large Cap Value, Transamerica Value Balanced, Transamerica Van Kampen Emerging Markets Debt and Transamerica Van Kampen Small Company Growth may not sell securities short, except short sales "against the box." A short sale against the box of a stock is where the seller actually owns or has the right to obtain at no additional cost the stock, but does not want to close out the position.

Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, and Transamerica Templeton Global may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(E) OIL, GAS OR MINERAL DEPOSITS

Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Convertible Securities, Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Jennison Growth, Transamerica Money Market, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return, Transamerica Short-Term Bond, Transamerica Value Balanced and Transamerica Van Kampen Small Company Growth may not invest in interests in oil, gas or other mineral development or exploration programs although they may invest in the marketable securities of companies that invest in or sponsor such programs.

Transamerica Evergreen Health Care may not invest in interests in oil, gas or other mineral development or exploration programs, if as a result thereof more than 5% of the value of the total assets of a fund would be invested in such programs.

(F)  MORTGAGE OR PLEDGE SECURITIES

Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Balanced, Transamerica Flexible Income, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Marsico International Growth, Transamerica Templeton Global, and Transamerica Value Balanced may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

Transamerica Evergreen Health Care, Transamerica High Yield Bond and Transamerica Small/Mid Cap Value may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

Transamerica Convertible Securities and Transamerica Money Market may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G)  INVESTMENT IN OTHER INVESTMENT COMPANIES

Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Templeton Global, may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act.

Transamerica JPMorgan Mid Cap Value may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

Transamerica AllianceBernstein International Value, Transamerica Bjurman, Barry Micro Emerging Growth, Transamerica BlackRock Global Allocation, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Neuberger Berman International, and Transamerica Van Kampen Mid-Cap Growth may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

(H)  FUTURES CONTRACTS

Transamerica Short-Term Bond may enter into futures contracts and write and buy put and call options relating to futures contracts.

Transamerica MFS International Equity and Transamerica Van Kampen Small Company Growth may enter into futures contracts and write and buy put and call options relating to futures contracts. The funds may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

Transamerica Balanced, Transamerica Clarion Global Real Estate Securities, Transamerica Flexible Income, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value, Transamerica Templeton Global, may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of total assets.

Transamerica Marsico International Growth may not enter into any futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Transamerica Evergreen Health Care may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

Transamerica High Yield Bond may not purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets; (b) which are not for hedging purposes only; or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission ("SEC") for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act; (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations; or
(iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

(I)  "JOINT AND SEVERAL" BASIS

Transamerica Science & Technology may not participate on a "joint" or "joint and several" basis in any trading accounts in securities.

(J)  FOREIGN ISSUERS

Transamerica High Yield Bond, Transamerica Jennison Growth, and Transamerica Legg Mason Partners Investors Value may not invest more than 25% of their net assets at the time of purchase in the securities of foreign issuers and obligors.

(K)  WARRANTS

Transamerica Evergreen Health Care may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

(L)  PUT, CALL, STRADDLE OR SPREAD OPTIONS

Transamerica High Yield Bond may not write or purchase put, call, straddle or spread options, or combinations thereof.

(M)  REAL ESTATE LIMITED PARTNERSHIP

Transamerica High Yield Bond may not invest in real estate limited partnerships.

(N)  ADDITIONAL AND TEMPORARY BORROWINGS

Transamerica American Century Large Company Value and Transamerica MFS International Equity may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

Transamerica Evergreen Health Care and Transamerica Marsico Growth may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000.

(O)  BANK TIME DEPOSITS

Transamerica High Yield Bond may not invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities from 2 business days through 7 calendar days.

(P)  OFFICERS OWNERSHIP

Transamerica High Yield Bond may not purchase or retain the securities of any issuer if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

                    OTHER POLICIES AND PRACTICES OF THE FUNDS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies. Unless otherwise specified in this SAI or in the prospectuses, the percentages set forth below and the percentage limitations set forth in the prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than Transamerica High Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if a fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, a fund will effect a "closing purchase transaction"--the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which a fund previously has written. If a fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, a fund will forego the potential benefit represented by market appreciation over the exercise price.

When a fund writes an option, an amount equal to the net premium (the premium less the commission) received by the fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, a fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for a fund. This premium income will serve to enhance a fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a fund.

Once the decision to write a call option has been made, a fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a fund will be able to effect such closing transactions at a favorable price. If a fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. A fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a fund.

Where a fund may purchase put options, that fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. A fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a fund upon its exercise of a "put" is normally (i) the fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period. A fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss. A fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. A fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. A fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. Certain funds may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a Futures Commission Merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


The funds may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The funds also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require a fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that a fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio's daily marked-to-market (net) obligation, if any, (in other words, the portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Futures transactions will be limited to the extent necessary to maintain the qualification of these funds as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the funds and their adviser, the funds and the adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the funds exemption filing with respect to its use of futures contracts are no longer applicable.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

Except for Transamerica UBS Dynamic Alpha, a fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. The funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

A fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or expects to have portfolio exposure. A fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A fund's entry into a forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the fund to hold liquid securities or cash equal to a fund's obligations in a segregated account throughout the duration of the contract.

A fund may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the funds are able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The funds may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency such fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such fund is obligated to deliver.

If a fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in each prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

TOTAL RATE OF RETURN SWAPS. A fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

EURO INSTRUMENTS. The funds may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial

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institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

Each fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to a fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly

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less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a fund's assets. The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although a fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

SOVEREIGN DEBT SECURITIES. (Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return). Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Certain funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute

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

supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

RISKS OF INVESTMENTS IN RUSSIA. Certain funds may invest a portion of their assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a fund to lose its registration through fraud, negligence or mere oversight. While a fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a fund.

SHORT SALES

Certain funds may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a fund may be unable to replace a borrowed security sold short.

Certain funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the fund borrowed the security, regarding payment received by the fund on such security, a fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A fund may also make short sales "against the box." In this type of short sale, at the time of the sale, the fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that the fund were to sell securities

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short "against the box" and the price of such securities were to then increase rather than decrease, the fund would forego the potential realization of the increased value of the shares sold short.

OTHER INVESTMENT COMPANIES

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund. BlackRock Investment Management, LLC ("BlackRock") has received an exemptive order from the SEC permitting Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources and to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases each fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of their respective total assets at any time.

EXCHANGE-TRADED FUNDS ("ETFS"). Subject to limitations under the 1940 Act, a fund may invest in shares of investment companies known as ETFs. For example, a fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund. Other examples of ETFs in which the funds may invest are Dow Industrial Average Model New Deposit Shares ("DIAMONDS") (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement" or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions. The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Certain funds may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the


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

rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

DOLLAR ROLLS

Certain funds may enter into dollar rolls transactions, pursuant to which the fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The fund could also be compensated through receipt of fee income. The fund intends to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board, or with member banks of the Federal Reserve. A fund will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk.

MORTGAGE-RELATED SECURITIES

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund's investment in such securities will be subject to the limitations on its investment in investment company securities. In the case of privately-issued mortgage-related and asset-backed securities, the funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage-related securities in which these funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the funds will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities to have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and result estate market sectors. Without an active trading market, mortgage-backed securities held in a fund's portfolio may be particularly difficult to value because of the complexities involved in assessing in value of the underlying mortgage loans.

Certain funds may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMBS"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed, and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

INCOME-PRODUCING SECURITIES

Certain funds focus their investments in income-producing securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the funds.

Certain funds will purchase defaulted securities only when their respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

      Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

      Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

      Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income-producing securities that the funds may purchase include, but are not limited to, the following:

      Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

      Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the fund purchases a security and the fund may choose not to sell securities that are downgraded below investment grade after their purchases. The subadviser in its reasonable judgment will determine what rating to assign to unrated securities.

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

LENDING OF FUND SECURITIES

The funds, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the funds must receive at least 102% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the funds do not have the right to vote securities on loan, each intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a fund, it could experience delays in recovering its securities and possible capital losses. The funds will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. BlackRock has received an exemptive order from the SEC permitting Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, and Transamerica BlackRock Natural Resources to lend portfolio securities to affiliates of Merrill Lynch and to retain an affiliate of Merrill Lynch as lending agent. At the termination of a loan transaction, a fund has the obligation to return cash or collateral delivered by the borrower. The fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.

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ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions and SEC policies, a fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The funds' Board of Trustees has authorized each fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the fund's sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The fund may be restricted in its ability to sell such securities at a time when a fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The funds may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

RESIDUAL INTEREST BONDS. The funds may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs"), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the funds when short-term interest rates rise, and increase the interest paid to the funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each fund's investment objectives and general investment policies, a fund may invest in RIBs without limitation.

In a transaction in which a fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the fund prior to being deposited into the trust, the fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the fund's net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the funds where the funds did not previously own the underlying Municipal Bond.

LOANS

A fund may invest in certain commercial loans, generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a lender. The fund's investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by Standard and Poor's Ratings Group ("S&P") or B3 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for certain funds, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS

Certain funds may invest a portion of their assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion, or all, of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

Certain funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the funds.

HIGH-YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below-investment-grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and S&P.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus, direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

COMMODITIES AND NATURAL RESOURCES

Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

CORPORATE DEBT SECURITIES. A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as: (a) location -- the strength of the local economy will often affect financial institutions in the region; (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE- OR FLOATING-RATE SECURITIES. Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans. See the discussion of "Loans" in this SAI.

MASTER LIMITED PARTNERSHIPS. A fund may invest in Master Limited Partnerships ("MLPs") units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

PREFERRED STOCKS. Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, a fund may invest in common stocks. Transamerica Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in a fund's portfolio consistent with the investment objective and policies of the fund whenever such changes are believed to be in the best interests of the fund and its shareholders, and each fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for all of the funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to a fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for each of the funds is calculated by dividing the lesser of a fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the funds' portfolio holdings. The funds' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the funds' policies.

The funds, or their duly authorized service providers, may publicly disclose holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a fund's completed purchases and sales may only be made available after the public disclosure of a fund's portfolio holdings.

The funds (except Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation
- Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio (the "Asset Allocation funds")) publish all portfolio holdings on a quarterly basis on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. The Asset Allocation funds post all portfolio holdings on the website within two weeks after the end of each month. The information will generally remain online for up to four months, or as otherwise consistent with applicable regulations. In addition, the funds publish their top ten holdings on their website within two weeks after the end of each month. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. ("Morningstar") or Lipper, Inc. ("Lipper") and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the funds' investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the funds (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the funds' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the funds' policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica Funds has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Transamerica Asset Management, Inc. ("TAM"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM supervises each respective fund's investments and conducts its investment program. TAM hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.

INVESTMENT ADVISER COMPENSATION

TAM receives compensation calculated daily and paid monthly from the funds at the annual rates indicated below (expressed as a specified percentage of the fund's average daily net assets). The table below lists those percentages by fund.

                 FUND NAME                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------------------------               -------------------------------------------------
Transamerica AllianceBernstein International Value          0.88% of the first $200 million
                                                            0.81% over $200 million up to $500 million
                                                            0.77% in excess of $500 million

   Transamerica American Century Large Company Value        0.835% of the first $250 million
                                                            0.80% over $250 million up to $500 million
                                                            0.775% over $500 million up to $750 million
                                                            0.725% over $750 million up to $1 billion
                                                            0.70% in excess of $1 billion

Transamerica Asset Allocation - Conservative Portfolio      0.10%
Transamerica Asset Allocation - Growth Portfolio            0.10%
Transamerica Asset Allocation - Moderate Growth Portfolio   0.10%
Transamerica Asset Allocation - Moderate Portfolio          0.10%
   Transamerica Balanced                                    0.80% of the first $250 million
                                                            0.75% over $250 million up to $500 million
                                                            0.70% over $500 million up to $1.5 billion
                                                            0.625% in excess of $1.5 billion

Transamerica Bjurman, Barry Micro Emerging Growth           1.05% of the first $250 million
                                                            1.00% over $250 million up to $500 million
                                                            0.975% in excess of $500 million

Transamerica BlackRock Global Allocation                    0.80% of the first $100 million
                                                            0.72% in excess of $100 million

Transamerica BlackRock Large Cap Value                      0.80% of the first $250 million
                                                            0.775% over $250 million up to $750 million
                                                            0.75% in excess of $750 million

Transamerica BlackRock Natural Resources                    0.80% of the first $250 million
                                                            0.775% over $250 million up to $500 million
                                                            0.75% in excess of $500 million

 Transamerica BNY Mellon Market Neutral Strategy            1.40%

                 FUND NAME                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------------------------               -------------------------------------------------
 Transamerica Clarion Global Real Estate Securities         0.80% of the first $250 million
                                                            0.775% over $250 million up to $500 million
                                                            0.70% over $500 million up to $1 billion
                                                            0.65% in excess of $1 billion

 Transamerica Convertible Securities                        0.75% of the first $250 million
                                                            0.70% in excess of $250 million

 Transamerica Equity                                        0.75% of the first $500 million
                                                            0.70% over $500 million up to $2.5 billion
                                                            0.65% in excess of $2.5 billion

 Transamerica Evergreen Health Care                         0.87% of the first $100 million
                                                            0.85% over $100 million up to $250 million
                                                            0.80% in excess of $250 million

 Transamerica Evergreen International Small Cap             1.07% of the first $250 million
                                                            1.00% in excess of $250 million

 Transamerica Federated Market Opportunity                  0.85% of the first $30 million
                                                            0.80% over $30 million up to $50 million
                                                            0.70% over $50 million up to $500 million
                                                            0.675% over $500 million up to $750 million
                                                            0.65% in excess of $750 million

 Transamerica Flexible Income                               0.725% of the first $200 million
                                                            0.675% over $250 million up to $350 million
                                                            0.625% in excess of $350 million

 Transamerica Growth Opportunities                          0.80% of the first $250 million
                                                            0.75% over $250 million up to $500 million
                                                            0.70% in excess of $500 million

 Transamerica High Yield Bond                               0.59% of the first $400 million
                                                            0.575% over $400 million up to $750 million
                                                            0.55% in excess of $750 million

 Transamerica Jennison Growth                               0.80% of the first $250 million
                                                            0.775% over $250 million up to $500 million
                                                            0.70% over $500 million up to $1 billion
                                                            0.675% over $1 billion up to $1.5 billion
                                                            0.65% in excess of $1.5 billion

 Transamerica JPMorgan International Bond                   0.55% of the first $100 million
                                                            0.52% over $100 million up to $250 million
                                                            0.51% over $250 million up to $500 million
                                                            0.50% over $500 million up to $1 billion
                                                            0.47% in excess of $1 billion

 Transamerica JPMorgan Mid Cap Value                        0.85% of the first $100 million
                                                            0.80% in excess of $100 million

 Transamerica Legg Mason Partners All Cap                   0.80% of the first $500 million
                                                            0.675% in excess of $500 million

 Transamerica Legg Mason Partners Investors Value           0.80% of the first $500 million
                                                            0.70% in excess of $500 million

 Transamerica Loomis Sayles Bond                            0.675% of the first $200 million
                                                            0.625% over $200 million up to $750 million
                                                            0.60% in excess of $750 million

 Transamerica Marsico Growth                                0.80% of the first $500 million
                                                            0.70% in excess of $500 million

                 FUND NAME                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------------------------               -------------------------------------------------
Transamerica Marsico International Growth                   1.05% of the first $300 million
                                                            1.01% over $300 million up to $400 million
                                                            0.96% over $400 million up to $1 billion
                                                            0.91% in excess of $1 billion

Transamerica MFS International Equity                       0.925% of the first $250 million
                                                            0.90% over $250 million up to $500 million
                                                            0.85% over $500 million up to $1 billion
                                                            0.80% in excess of $1 billion

Transamerica Money Market                                   0.40%

Transamerica Multi-Manager Alternative                      0.20% of the first $500 million
Strategies Portfolio                                        0.19% over $500 million up to $1 billion
                                                            0.18% in excess of $1 billion

Transamerica Multi-Manager International Portfolio          0.10%

Transamerica Neuberger Berman International                 1.00% of the first $100 million
                                                            0.95% in excess of $100 million

Transamerica Oppenheimer Developing Markets                 1.20% of the first $50 million
                                                            1.15% over $50 million up to $200 million
                                                            1.10% over $200 million up to $500 million
                                                            1.05% in excess of $500 million

Transamerica Oppenheimer Small- & Mid-Cap Value             0.95% of the first $100 million
                                                            0.90% over $100 million up to $250 million
                                                            0.85% over $250 million up to $500 million
                                                            0.825% in excess of $500 million

Transamerica PIMCO Real Return TIPS                         0.70% of the first $250 million
                                                            0.65% over $250 million up to $750 million
                                                            0.60% in excess of $750 million

Transamerica PIMCO Total Return                             0.675% of the first $250 million
                                                            0.65% over $250 million up to $750 million
                                                            0.60% in excess of $750 million

Transamerica Schroders International Small Cap              1.07% of the first $300 million
                                                            1.00% in excess of $300 million

Transamerica Science & Technology                           0.78% of the first $500 million
                                                            0.70% in excess of $500 million

Transamerica Short-Term Bond                                0.65% of the first $250 million
                                                            0.60% over $250 million up to $500 million
                                                            0.575% over $500 million up to $1 billion
                                                            0.55% in excess of $1 billion

Transamerica Small/Mid Cap Value                            0.80% of the first $500 million
                                                            0.75% in excess of $500 million

Transamerica Templeton Global                               0.80% of the first $500 million
                                                            0.70% in excess of $500 million

Transamerica Third Avenue Value                             0.80%

Transamerica UBS Dynamic Alpha                              1.40% of the first $150 million
                                                            1.30% over $150 million up to $300 million
                                                            1.20% in excess of $300 million

                 FUND NAME                                        PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------------------------               -------------------------------------------------
Transamerica UBS Large Cap Value
                                                            0.82% of the first $200 million
                                                            0.76% over $200 million up to $400 million
                                                            0.74% over $400 million up to $750 million
                                                            0.71% over $750 million up to $1 billion
                                                            0.67% over $1 billion up to $1.5 billion
                                                            0.62% in excess of $1.5 billion
Transamerica Value Balanced                                 0.75% of the first $500 million
                                                            0.65% over $500 million up to $1 billion
                                                            0.60% in excess of $1 billion

Transamerica Van Kampen Emerging Markets Debt                0.0.95% of the first $250 million
                                                             0.85% over $250 million up to $500 million
                                                             0.80% in excess of $500 million

Transamerica Van Kampen Mid-Cap Growth                       0.80% of the first $1 billion
                                                             0.775% in excess of $1 billion

Transamerica Van Kampen Small Company Growth                 0.95% of the first $500 million
                                                             0.85% in excess of $500 million

ADVISORY AGREEMENT

For each fund, the duties and responsibilities of the investment adviser are specified in the fund's Advisory Agreement. Pursuant to the Advisory Agreement for each fund, TAM, subject to the supervision of the Trustees and in conformity, with the stated policies of the funds, manages the operations of each fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the fund, TAM or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TAM shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

EXPENSE LIMITATION

TAM has entered into an expense limitation agreement with Transamerica Funds on behalf of certain funds, pursuant to which TAM has agreed to reimburse a fund's expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses, and, in the case of the funds for which Morningstar Associates, LLC serves as portfolio construction manager, "acquired fund fees and expenses" (as this term is defined for regulatory purposes), exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table, as specified for that fund ("expense cap"). Certain funds, may at a later date reimburse TAM for operating expenses previously paid on behalf of such funds during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the funds' expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless TAM provides written notice to Transamerica Funds prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement. The funds currently included in the agreement are listed as follows:

Funds included in the 36-month reimbursement arrangements:

Transamerica AllianceBernstein Interational Value*             Transamerica Loomis Sayles Bond
Transamerica Asset Allocation - Conservative Portfolio         Transamerica Marsico International Growth
Transamerica Asset Allocation - Growth Portfolio               Transamerica Money Market
Transamerica Asset Allocation - Moderate Growth Portfolio      Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Asset Allocation - Moderate Portfolio             Transamerica Multi-Manager International Portfolio *
Transamerica Balanced                                          Transamerica Neuberger Berman International*
Transamerica Bjurman, Barry Micro Emerging Growth              Transamerica Oppenheimer Developing Markets*
Transamerica BlackRock Global Allocation*                      Transamerica Oppenheimer Small- & Mid-Cap Value
Transamerica BlackRock Large Cap Value                         Transamerica Schroders International Small Cap
Transamerica BlackRock Natural Resources                       Transamerica Science & Technology
Transamerica BNY Mellon Market Neutral Strategy                Transamerica Short-Term Bond
Transamerica Convertible Securities                            Transamerica Small/Mid Cap Value
Transamerica Equity*                                           Transamerica Templeton Global
Transamerica Evergreen International Small Cap                 Transamerica Third Avenue Value
Transamerica Federated Market Opportunity*                     Transamerica UBS Dynamic Alpha
Transamerica Flexible Income                                   Transamerica UBS Large Cap Value
Transamerica Growth Opportunities*                             Transamerica Value Balanced*
Transamerica High Yield Bond*                                  Transamerica Van Kampen Emerging Markets Debt
Transamerica JPMorgan International Bond*                      Transamerica Van Kampen Mid-Cap Growth*
Transamerica JPMorgan Mid Cap Value                            Transamerica Van Kampen Small Company Growth
Transamerica Legg Mason Partners All Cap*

* The fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

The applicable expense caps for each of the funds are listed in the following table.

                       FUND NAME                                                   EXPENSE CAP
------------------------------------------------------------                       -----------
Transamerica AllianceBernstein International Value                                   1.13%
Transamerica American Century Large Company                                           N/A*
Transamerica Asset Allocation - Conservative Portfolio                               0.45%
Transamerica Asset Allocation - Growth Portfolio                                     0.45%
Transamerica Asset Allocation - Moderate Growth  Portfolio                           0.45%
Transamerica Asset Allocation - Moderate Portfolio                                   0.45%
Transamerica Balanced                                                                1.45%
Transamerica Bjurman, Barry Micro Emerging Growth                                    1.25%
Transamerica BlackRock Global Allocation                                             1.00%
Transamerica BlackRock Large Cap Value                                               1.00%
Transamerica BlackRock Natural Resources                                             1.00%
Transamerica BNY Mellon Market Neutral Strategy                                      1.65%
Transamerica Clarion Global Real Estate Securities                                    N/A*
Transamerica Convertible Securities                                                  1.35%
Transamerica Equity                                                                  1.17%
Transamerica Evergreen Health Care                                                   N/A*
Transamerica Evergreen International Small Cap                                       1.32%
Transamerica Federated Market Opportunity                                            1.05%
Transamerica Flexible Income                                                         1.50%
Transamerica Growth Opportunities                                                    1.40%
Transamerica High Yield Bond                                                         1.24%
Transamerica Jennison Growth                                                          N/A*
Transamerica JPMorgan International Bond                                             0.75%
Transamerica JPMorgan Mid Cap Value                                                  1.05%
Transamerica Legg Mason Partners All Cap                                              1.20%
Transamerica Legg Mason Partners Investors Value                                     N/A*
Transamerica Loomis Sayles Bond                                                      0.88%
Transamerica Marsico Growth                                                           N/A*
Transamerica Marsico International Growth                                            1.31%
Transamerica MFS International Equity                                                 N/A*
Transamerica Money Market                                                            0.48%
Transamerica Multi-Manager Alternative Strategies Portfolio                          0.55%
Transamerica Multi-Manager International Portfolio                                   0.45%
Transamerica Neuberger Berman International                                          1.25%

                               FUND NAME                                     EXPENSE CAP
--------------------------------------------------------------------         -----------
Transamerica Oppenheimer Developing Markets                                     1.45%
Transamerica Oppenheimer Small- & Mid-Cap Value                                 1.15%
Transamerica PIMCO Real Return TIPS                                              N/A*
Transamerica PIMCO Total Return                                                  N/A*
Transamerica Schroders International Small Cap                                  1.27%
Transamerica Science & Technology                                               1.18%
Transamerica Short-Term Bond                                                    0.85%
Transamerica Small/Mid Cap Value                                                1.40%
Transamerica Templeton Global                                                   1.20%
Transamerica Third Avenue Value                                                 1.00%
Transamerica UBS Dynamic Alpha                                                  1.65%
Transamerica UBS Large Cap Value                                                1.02%
Transamerica Value Balanced                                                     1.20%
Transamerica Van Kampen Emerging Markets Debt                                   1.15%
Transamerica Van Kampen Mid-Cap Growth                                          1.00%
Transamerica Van Kampen Small Company Growth                                    1.15%


* Prior to March 1, 2007, the expense caps were as follows:

                    FUND NAME                            EXPENSE CAP
--------------------------------------------------       -----------
Transamerica American Century Large Company Value           1.45%
Transamerica Clarion Global Real Estate Securities          1.40%
Transamerica Evergreen Health Care                          1.47%
Transamerica Jennison Growth                                1.40%
Transamerica Legg Mason Partners Investors Value            1.20%
Transamerica Marsico Growth                                 1.40%
Transamerica MFS International Equity                       1.32%
Transamerica PIMCO Real Return TIPS                         1.30%
Transamerica PIMCO Total Return                             1.30%


TOTAL ADVISORY FEES PAID BY THE FUNDS

The following table sets forth the total amounts the funds paid to TAM, and reimbursements by TAM to the funds, if any, for the fiscal years ended October 31, 2007, 2006, and 2005.


                                             ADVISORY FEE AFTER EXPENSE
                                                    REIMBURSEMENT                        EXPENSE REIMBURSEMENTS
                                                     OCTOBER 31                                 OCTOBER 31
                                     -------------------------------------------    -----------------------------------
           FUND NAME                   2007              2006           2005          2007         2006         2005
                                     ------------      ----------     ----------    ---------    ---------     --------
Transamerica AllianceBernstein
   International Value(1)            $  3,610,558      $1,860,378            N/A           --           --          N/A
Transamerica American Century
   Large Company Value               $  4,873,134      $2,482,321     $3,391,055           --           --           --
Transamerica Asset Allocation
   - Conservative Portfolio          $    601,349      $  482,959     $  421,315           --           --           --
Transamerica Asset Allocation
   - Growth Portfolio                $  2,025,855      $1,354,904     $  876,694           --           --           --
Transamerica Asset Allocation
   - Moderate Growth Portfolio       $  3,494,375      $2,486,267     $1,707,666           --           --           --
Transamerica Asset Allocation
   - Moderate Portfolio              $  1,928,772      $1,508,521     $1,181,544           --           --           --
Transamerica Balanced                $  1,561,291      $1,848,936     $2,232,406           --           --           --
Transamerica Bjurman, Barry
Micro Emerging Growth(2)             $    725,126      $   80,204            N/A           --     $ 10,974          N/A
Transamerica BlackRock Global
   Allocation(1)                     $  3,458,499      $2,233,747            N/A           --           --          N/A
Transamerica BlackRock Large
   Cap Value                         $  4,455,741      $3,544,934     $1,561,062           --           --           --
Transamerica BlackRock Natural
   Resources(4)                      $    748,557             N/A            N/A           --          N/A          N/A
Transamerica BNY Mellon Market
   Neutral Strategy(4)               $  1,200,949             N/A            N/A           --          N/A          N/A
Transamerica Clarion Global
   Real Estate Securities            $  2,750,825      $2,003,031     $1,080,341           --           --           --
Transamerica Convertible                       --
   Securities                        $  1,504,329      $1,750,906     $1,665,607           --           --           --


                                              ADVISORY FEE AFTER EXPENSE
                                                     REIMBURSEMENT                        EXPENSE REIMBURSEMENTS
                                                      OCTOBER 31                                 OCTOBER 31
                                     -------------------------------------------     ----------------------------------
           FUND NAME                    2007              2006           2005          2007         2006         2005
                                     ------------      ----------     ----------     --------     --------     --------
Transamerica Equity                  $ 12,204,843      $4,724,483     $2,082,718     $ 75,203     $ 92,595     $241,182
Transamerica Evergreen Health
   Care                              $  3,322,915      $4,101,091     $3,131,970           --           --     $  9,846
Transamerica Evergreen
   International Small Cap           $  5,554,835      $4,299,261     $2,312,431           --           --           --
Transamerica Federated Market
   Opportunity(1)                    $    435,469      $  548,051            N/A           --           --          N/A
Transamerica Flexible Income         $  2,684,404      $2,132,478     $2,059,800           --           --           --
Transamerica Growth
   Opportunities                     $  2,500,877      $2,893,470     $2,474,399     $ 40,709     $ 43,099     $197,900
Transamerica High Yield Bond         $  2,298,026      $2,323,067     $2,573,944           --           --           --
Transamerica Jennison Growth         $  1,229,857      $1,067,199     $  867,236           --           --           --
Transamerica JPMorgan
   International Bond(1)             $  3,644,107      $1,973,829            N/A           --           --          N/A
Transamerica JPMorgan Mid Cap
   Value                             $  2,159,897      $1,872,874     $  837,654           --           --           --
Transamerica Legg Mason
   Partners All Cap                  $  1,553,398      $1,830,092     $3,684,939     $  6,543     $ 26,298           --
Transamerica Legg Mason
   Partners Investors Value          $    697,211      $  837,331     $2,375,777     $  2,873     $  3,792     $ 18,752
Transamerica Loomis Sayles
   Bond(4)                           $  1,336,154             N/A            N/A           --          N/A          N/A
Transamerica Marsico Growth          $  2,246,319      $1,096,780     $  924,174           --           --           --
Transamerica Marsico
   International Growth              $  4,817,605      $4,098,323     $3,003,305           --           --           --
Transamerica MFS International
   Equity                            $    232,693      $  229,986     $1,236,039     $ 57,865     $189,621     $115,935
Transamerica Money Market            $    217,323      $  100,623     $  204,858     $472,471     $456,606     $587,203
Transamerica Multi-Manager
   Alternative Strategies
   Portfolio (5)                     $    (67,601)            N/A            N/A     $129,061          N/A          N/A
Transamerica Multi-Manager
   International Portfolio (3)       $    284,952      $    4,007            N/A           --     $ 47,233          N/A
Transamerica Neuberger Berman
   International(1)                  $  4,833,389      $3,649,818            N/A           --           --          N/A
Transamerica Oppenheimer
   Developing Markets(1)             $  5,450,708      $2,594,112            N/A           --     $582,735          N/A
Transamerica Oppenheimer
   Small- & Mid-Cap Value(2)         $  1,272,746      $  162,070            N/A           --     $ 12,804          N/A
Transamerica PIMCO Real Return
   TIPS                              $  4,335,274      $3,823,329     $3,855,610           --           --           --
Transamerica PIMCO Total Return      $  3,143,961      $1,542,641     $1,098,511           --           --           --
Transamerica Protected
   Principal Stock(6)                $    390,742      $  581,317     $  682,207           --           --           --
Transamerica Schroders
   International Small Cap(7)                 N/A             N/A            N/A          N/A          N/A          N/A
Transamerica Science &
   Technology                        $    565,479      $  530,103     $  670,755     $ 31,394     $ 35,131     $ 45,093
Transamerica Short-Term Bond         $  3,125,766      $1,915,238     $1,261,989           --           --           --
Transamerica Small/Mid Cap
   Value                             $  4,623,632      $4,314,492     $3,450,069           --           --           --
Transamerica Templeton Global        $  1,790,846      $2,090,130     $3,684,858     $260,229     $334,265     $303,141
Transamerica Third Avenue
   Value(5)                          $  2,647,137             N/A            N/A           --          N/A          N/A
Transamerica UBS Dynamic
   Alpha(4)                          $  2,192,255             N/A            N/A           --          N/A          N/S
Transamerica UBS Large Cap
   Value                             $  5,135,922      $1,602,395     $1,063,785           --           --          N/A
Transamerica Value Balanced          $    447,693      $  452,363     $  535,993     $ 24,050     $ 43,756     $ 32,751
Transamerica Van Kampen
   Emerging Markets Debt             $  3,077,001      $3,356,477     $1,236,852           --           --           --
Transamerica Van Kampen
   Mid-Cap Growth(3)                 $    696,926      $  369,607            N/A           --           --          N/A
Transamerica Van Kampen Small
   Company Growth                    $  1,914,635      $2,566,908     $  707,218           --           --           --

(1) Transamerica AllianceBernstein International Value, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica BlackRock Global Allocation, Transamerica Neuberger Berman International and Transamerica Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(2) Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information for fiscal years ended October 31, 2005.

(3) Transamerica Multi-Manager International Portfolio and Transamerica Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information for fiscal year ended October 31, 2005.

(4) Transamerica BlackRock Natural Resources, Transamerica Loomis Sayles Bond, Transamerica BNY Mellon Market Neutral Strategy and Transamerica UBS Dynamic Alpha commenced operations on January 3, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(5) Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Third Avenue Value commenced operations on December 28, 2006 and May 1, 2007, respectively, and as such there is no historical fee information for fiscal years October 31, 2006 and October 31, 2005.

(6) Transamerica Protected Principal Stock was liquidated and dissolved on November 29, 2007.

(7) Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such there is no historical fee information for fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

SUB-ADVISERS

AEGON USA Investment Management, LLC ("AUIM"), located at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, serves as sub-adviser to Transamerica High Yield Bond pursuant to a sub-advisory agreement with TAM.

AllianceBernstein L.P. ("AllianceBernstein"), located at 1345 Avenue of the Americas, New York, NY 10105, serves as sub-adviser to Transamerica AllianceBernstein International Value pursuant to a sub-advisory agreement with TAM.

American Century Investment Management, Inc. ("American Century"), American Century Tower, located at 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to Transamerica American Century Large Company Value pursuant to a sub-advisory agreement with TAM.

Bjurman, Barry & Associates ("Bjurman, Barry"), located at 10100 Santa Monica Blvd., Suite 1200, Los Angeles, CA 90067, serves as sub-adviser to Transamerica Bjurman, Barry Micro Emerging Growth pursuant to a sub-advisory agreement with TAM.

BlackRock Investment Management, LLC ("BlackRock"), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value and Transamerica BlackRock Natural Resources pursuant to a sub-advisory agreement with TAM.

Clearbridge Advisors, LLC ("Clearbridge"), located at 620 Eighth Avenue, New York, NY, 10018, serves as sub-adviser to Transamerica Legg Mason Partners All Cap and Transamerica Legg Mason Partners Investors Value pursuant to a sub-advisory agreement with TAM.

Columbia Management Advisors, LLC ("Columbia"), located at 101 South Tryon Street, Charlotte, NC 28255, serves as sub-adviser to Transamerica Marsico Growth and Transamerica Marsico International Growth pursuant to a sub-advisory agreement with TAM. Columbia has entered into an agreement with Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1600, Denver, CO 80202, wherein Marsico will provide portfolio management.

Evergreen Investment Management Company, LLC ("Evergreen"), located at 200 Berkeley Street, Boston, MA 02116, serves as sub-adviser to Transamerica Evergreen Health Care and Transamerica Evergreen International Small Cap pursuant to a sub-advisory agreement with TAM.

Federated Equity Management Company of Pennsylvania ("Federated"), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, serves as sub-adviser to Transamerica Federated Market Opportunity pursuant to a sub-advisory agreement with TAM.

Franklin Portfolio Associates, LLC ("Franklin"), located at One Boston Place, 34th Floor, Boston, MA 02108, serves as sub-adviser to Transamerica BNY Mellon Market Neutral Strategy pursuant to a sub-advisory agreement with TAM.

ING Clarion Real Estate Securities L.P. ("Clarion"), located at 201 King of Prussia Road, Suite 600 Radnor, PA 19087, serves as sub-adviser to Transamerica Clarion Global Real Estate Securities pursuant to a sub-advisory agreement with TAM.

Jennison Associates LLC ("Jennison"), located at 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to Transamerica Jennison Growth pursuant to a sub-advisory agreement with TAM.

JPMorgan Investment Management Inc. ("JPMorgan"), located at 245 Park Avenue, New York, NY 10167, serves as sub-adviser to Transamerica JPMorgan International Bond and Transamerica JPMorgan Mid Cap Value pursuant to a sub-advisory agreement with TAM.

Loomis, Sayles & Company, L.P. ("Loomis"), located at One Financial Center, Boston, MA 02111, serves as sub-adviser to Transamerica Loomis Sayles Bond pursuant to a sub-advisory agreement with TAM.

MFS Investment Management ("MFS"), located at 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to Transamerica MFS International Equity pursuant to a sub-advisory agreement with TAM. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority owned subsidiary of Sun Life Financial Inc.

Morgan Stanley Investment Management Inc., doing business as Van Kampen ("Van Kampen"), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth pursuant to a sub-advisory agreement with TAM.

Neuberger Berman Management, Inc. ("Neuberger Berman"), located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, serves as sub-adviser to Transamerica Neuberger Berman International pursuant to a sub-advisory agreement with TAM.

OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, serves as sub-adviser to Transamerica Oppenheimer Developing Markets and Transamerica Oppenheimer Small- & Mid-Cap Value pursuant to sub-advisory agreements with TAM.

Pacific Investment Management Company LLC ("PIMCO"), located at 840 Newport Center Drive, Newport Beach, CA 92660, serves as sub-adviser to Transamerica PIMCO Real Return TIPS and Transamerica PIMCO Total Return and pursuant to sub-advisory agreements with TAM.

Schroder Investment Management North America Inc. ("Schroders"), located at 875 Third Avenue, 22nd Floor, New York, New York 10022-6225, serves as sub-adviser to Transamerica Schroders International Small Cap, pursuant to a sub-advisory agreement with TAM.

Templeton Investment Counsel, LLC ("Templeton"), located at 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to Transamerica Templeton Global pursuant to a sub-advisory agreement with TAM.

Third Avenue Management LLC ("Third Avenue"), located at 622 Third Avenue, 32nd Floor, New York, NY 10017-2023, serves as sub-adviser to Transamerica Third Avenue Value, pursuant to a sub-advisory agreement with TAM.

Transamerica Investment Management, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Short-Term Bond, Transamerica Science & Technology, Transamerica Small/Mid Cap Value, Transamerica Value Balanced and as a co-sub-adviser to Transamerica Templeton Global, pursuant to sub-advisory agreements with TAM.

UBS Global Asset Management (Americas) Inc. ("UBS"), located at One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to Transamerica UBS Dynamic Alpha and Transamerica UBS Large Cap Value pursuant to a sub-advisory agreement with TAM.

The sub-advisers may also serve as sub-advisers to certain portfolios of AEGON/Transamerica Series Trust ("ATST"), a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

TAM, and not the funds, pay the sub-advisers for their services. Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of a fund's average daily net assets:

              FUND NAME                      SUB-ADVISER                SUB-ADVISORY FEE
----------------------------------------   ----------------   --------------------------------------------------
Transamerica AllianceBernstein                 Alliance       0.45% of the first $200 million
International Value                                           0.36% over $200 million up to $500 million
                                                              0.32% in excess of $500 million

Transamerica American Century Large        American Century   0.40% of the first $250 million
Company Value*                                                0.375% over $250 million up to $500 million
                                                              0.35% over $500 million up to $750 million
                                                              0.30% in excess of $750 million

Transamerica Balanced                            TIM          0.35% of the first $250 million
                                                              0.325% over $250 million up to $500 million
                                                              0.30% over $500 million up to $1.5 billion
                                                              0.25% in excess of $1.5 billion, less 50% of any amount
                                                              reimbursed pursuant to the fund's expense limitation

Transamerica Bjurman, Barry Micro           Bjurman, Barry    0.55%
Emerging Growth

Transamerica BlackRock Global Allocation      BlackRock       0.44% of the first $100 million
                                                              0.32% in excess of $100 million

Transamerica BlackRock Large Cap Value*       BlackRock       0.35% of the first $250 million
                                                              0.325% over $250 million up to $750 million
                                                              0.30% in excess of $750 million

----------
* The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

              FUND NAME                         SUB-ADVISER                     SUB-ADVISORY FEE
------------------------------------------   ------------------   ---------------------------------------------------------
Transamerica BlackRock Natural Resources          BlackRock       0.40% of the first $250 million
                                                                  0.375% over $250 million up to $500 million
                                                                  0.35% over $500 million.

Transamerica BNY Mellon Market Neutral             Franklin       0.90%
Strategy

Transamerica Clarion Global Real Estate            Clarion        0.40% of the first $250 million
Securities                                                        0.375% over $250 million up to $500 million
                                                                  0.35% over $500 million up to $1 billion
                                                                  0.30% in excess of $1 billion

Transamerica Convertible Securities                  TIM          0.35%, less 50% of any amount reimbursed pursuant to the
                                                                  fund's expense limitation

Transamerica Equity*                                 TIM          0.35% of the first $500 million
                                                                  0.30% over $500 million up to $2.5 billion
                                                                  0.25% in excess of $2.5 billion, less 50% of any amount
                                                                  reimbursed pursuant to the fund's expense limitation

Transamerica Evergreen Health Care                Evergreen       0.42% of the first $100 million
                                                                  0.40% over $100 million up to $250 million
                                                                  0.35% in excess of $250 million

Transamerica Evergreen International              Evergreen       0.52% of the first $250 million
Small Cap                                                         0.50% in excess of $250 million

Transamerica Federated Market Opportunity         Federated       0.50% of the first $30 million
                                                                  0.35% over $30 million up to $50 million
                                                                  0.25% over $50 million up to $500 million
                                                                  0.225% over $500 million up to $750 million
                                                                  0.20% in excess of $750 million

Transamerica Flexible Income                         TIM          0.30% of the first $250 million
                                                                  0.25% over $250 million up to $350 million
                                                                  0.20% in excess of $350 million, less 50% of any amount
                                                                  reimbursed pursuant to the fund's expense limitation

Transamerica Growth Opportunities                    TIM          0.40% of the first $100 million
                                                                  0.35% in excess of $100 million, less 50% of any amount
                                                                  reimbursed pursuant to the fund's expense limitatio
Transamerica High Yield Bond                         AUIM         0.28% of the first $400 million
                                                                  0.25% over $400 million up to $750 million
                                                                  0.20% in excess of $750 million

Transamerica Jennison Growth*                      Jennison       0.40% of the first $250 million
                                                                  0.35% over $250 million up to $500 million
                                                                  0.30% over $500 million up to $1 billion
                                                                  0.25% over $1 billion up to $1.5 billion
                                                                  0.20% in excess of $1.5 billion

Transamerica JPMorgan International Bond           JPMorgan       0.20% of the first $100 million
                                                                  0.17% over $100 million up to $250 million
                                                                  0.16% over $250 million up to $500 million
                                                                  0.15% over $500 million $1 billion
                                                                  0.12% in excess of $1 billion

Transamerica JPMorgan Mid Cap Value                JPMorgan       0.40%

* The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

              FUND NAME                         SUB-ADVISER                     SUB-ADVISORY FEE
------------------------------------------   ------------------   ---------------------------------------------------------
Transamerica Legg Mason Partners All Cap*        ClearBridge      0.425% of the first $100 million
                                                                  0.40% over $100 million up to $500 million
                                                                  0.35% in excess of $500 million

Transamerica Legg Mason Partners                 ClearBridge      0.35%
Investors Value

Transamerica Loomis Sayles Bond                     Loomis        0.325% of the first $200 million
                                                                  0.30% in excess of $200 million

Transamerica Marsico Growth                        Columbia       0.40% of the first $250 million
                                                                  0.375% over $250 million up to $500 million
                                                                  0.35% over $500 million up to $1billion
                                                                  0.30% in excess of $1 billion

Transamerica Marsico International Growth          Columbia       0.45% of the first $400 million
                                                                  0.40% over $400 million up to $1 billion
                                                                  0.35% in excess of $1 billion

Transamerica MFS International Equity                MFS          0.475% of the first $500 million
                                                                  0.45% over $500 million up to $1 billion
                                                                  0.40% in excess of $1 billion

Transamerica Money Market                            TIM          0.15%

Transamerica Neuberger Berman                  Neuberger Berman   0.50% of the first $100 million
International                                                     0.45% in excess of $100 million

Transamerica Oppenheimer Developing              Oppenheimer      0.70% of the first $50 million
Markets                                                           0.65% over $50 million up to $200 million
                                                                  0.60% over $200 million up to $500 million
                                                                  0.55% in excess of $500 million
Transamerica Oppenheimer Small- & Mid-Cap       Oppenheimer       0.40% of the first $250 million
Value                                                             0.375% over $250 up to $500 million
                                                                  0.35% in excess of $500 million

Transamerica PIMCO Real Return TIPS                PIMCO          0.25%

Transamerica PIMCO Total Return                    PIMCO          0.25%

Transamerica Schroders International Small        Schroders       0.60% of the first $300 million
Cap                                                               0.55% in excess of $300 million

Transamerica Science & Technology                    TIM          0.35% of the first $250 million
                                                                  0.30% over $250 million up to $500 million
                                                                  0.25% in excess of $500 million

Transamerica Short-Term Bond                         TIM          0.25% of the first $250 million
                                                                  0.20% over $250 million up to $500 million
                                                                  0.175% over $500 up to $1 billion
                                                                  0.15% in excess of $1 billion

Transamerica Small/Mid Cap Value                     TIM          0.375% of the first $500 million
                                                                  0.325% in excess of $500 million, less 50% of any amount
                                                                  reimbursed pursuant to the fund's expense limitation

-------------
* The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for AEGON/Transamerica Series Trust. AEGON/Transamerica Series Trust will be renamed Transamerica Series Trust effective May 1, 2008.

              FUND NAME                         SUB-ADVISER                     SUB-ADVISORY FEE
------------------------------------------   ------------------   ---------------------------------------------------------
Transamerica Templeton Global                       TIM/          0.35% of the first $500 million
                                                  Templeton       0.30% in excess of $500 million

                                                                  Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages as follows:
                                                                  0.40% of the fee for the first $500 million
                                                                  0.375% of the fee for assets over $500 million up to $1.5
                                                                  billion 0.35% of the fee for assets over $1.5 billion

                                                                  TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

Transamerica Third Avenue Value                 Third Avenue      0.40%

Transamerica UBS Dynamic Alpha                       UBS          0.85% of the first $150 million
                                                                  0.75% over $150 million up to $300 million
                                                                  0.65% in excess of $300 million

Transamerica UBS Large Cap Value                     UBS          0.32% of the first $400 million
                                                                  0.30% over $400 million up to $750 million
                                                                  0.27% over $750 up to $1 billion
                                                                  0.25% over $1 billion up to $1.5 billion
                                                                  0.20% in excess of $1.5 billion

Transamerica Value Balanced                          TIM          0.35% of the first $500 million
                                                                  0.325% over $500 million up to $1 billion
                                                                  0.30% in excess of $1 billion, less 50% of any amount
                                                                  reimbursed pursuant to the fund's expense limitation

Transamerica Van Kampen Emerging Markets          Van Kampen      0.45% of the first $250 million
Debt                                                              0.35% in excess of $250 million

Transamerica Van Kampen Mid-Cap Growth            Van Kampen      0.40% of the first $1 billion
                                                                  0.375% in excess of $1 billion

Transamerica Van Kampen Small Company             Van Kampen      0.45% of the first $500 million
Growth                                                            0.40% in excess of $500 million

SUB-ADVISORY FEES PAID

The following table sets forth the total amounts of sub-advisory fee paid by TAM to each sub-adviser for the fiscal years ended October 31, 2007, 2006, and 2005:

                            (NET OF FEES REIMBURSED)

                         FUND NAME                            2007         2006         2005
--------------------------------------------------------   ----------   ----------   ----------
Transamerica AllianceBernstein International Value(1)...   $1,722,413   $  920,216          N/A
Transamerica American Century Large Company Value ......   $2,211,285   $1,247,192   $1,666,843
Transamerica Balanced ............................... ..   $  683,065   $  806,876   $  970,590
Transamerica Bjurman, Barry Micro Emerging Growth(2)       $  379,828   $   46,926          N/A
Transamerica BlackRock Global Allocation(1) ............   $1,621,555   $1,063,820          N/A
Transamerica BlackRock Large Cap Value .................   $1,793,062   $1,518,192   $  677,282
Transamerica BlackRock Natural Resources(4) ............   $  374,278          N/A          N/A
Transamerica BNY Mellon Market Neutral Strategy(4) .....   $  772,036          N/A          N/A
Transamerica Clarion Global Real Estate Securities .....   $1,363,303   $  995,168   $  543,122
Transamerica Convertible Securities ...................    $  703,738   $  815,242   $  781,111
Transamerica Equity ....................................   $4,780,779   $2,130,736   $1,083,797
Transamerica Evergreen Health Care .....................   $1,535,338   $2,056,357   $1,861,524
Transamerica Evergreen International Small Cap .........   $2,739,918   $2,105,575   $1,127,670
Transamerica Federated Market Opportunity(1) ...........   $  224,939   $  259,074          N/A
Transamerica Flexible Income ...........................   $1,024,991   $  810,505   $  787,019
Transamerica Growth Opportunities ......................   $1,145,096   $1,352,228   $1,283,486
Transamerica High Yield Bond ...........................   $1,090,487   $1,109,790   $1,281,666
Transamerica Jennison Growth ...........................   $  602,845   $  532,160   $  435,940
Transamerica JPMorgan International Bond(1) ............   $1,166,731   $  644,344          N/A
Transamerica JPMorgan Mid Cap Value ....................   $1,054,949   $  908,744   $  402,976
Transamerica Legg Mason Partners All Cap ...............   $  792,450   $  944,555   $1,888,062
Transamerica Legg Mason Partners Investors Value .......   $  306,287   $  367,105   $1,055,890
Transamerica Loomis Sayles Bond(4) .....................   $  642,724          N/A          N/A
Transamerica Marsico Growth ............................   $1,108,401   $  546,949   $  463,541
Transamerica Marsico International Growth ..............   $2,211,026   $1,902,220   $1,406,490
Transamerica MFS International Equity ..................   $  149,205   $  221,594   $  738,207
Transamerica Money Market ..............................   $  258,673   $  245,610   $  299,056
Transamerica Neuberger Berman International(1) .........   $2,315,816   $1,746,729          N/A
Transamerica Oppenheimer Developing Markets(1) .........   $3,029,931   $1,777,303          N/A
Transamerica Oppenheimer Small- & Mid-Cap Value(2) .....   $  543,595   $   72,620          N/A
Transamerica PIMCO Real Return TIPS ....................   $1,619,333   $1,418,239   $1,431,219
Transamerica PIMCO Total Return ........................   $1,181,158   $  549,245   $  394,337
Transamerica Protected Principal(6) ...................    $  120,229   $  178,416   $  211,169
Transamerica Schroders International Small Cap(7) ......          N/A          N/A          N/A
Transamerica Science & Technology ......................   $  267,827   $  258,259   $  360,793
Transamerica Short-Term Bond ...........................   $1,120,587   $  719,373   $  483,234
Transamerica Small/Mid Cap Value .......................   $2,145,020   $2,004,112   $1,625,336
Transamerica Templeton Global ..........................   $  897,346   $1,057,986   $1,750,807
Transamerica Third Avenue Value(5) .....................   $1,323,568          N/A          N/A
Transamerica UBS Dynamic Alpha(4) ......................   $1,313,910          N/A          N/A
Transamerica UBS Large Cap Value .......................   $2,079,770   $  686,662   $  475,574
Transamerica Value Balanced ............................   $  203,630   $  214,099   $  266,973
Transamerica Van Kampen Emerging Markets Debt ..........   $1,422,850   $1,556,102   $  585,847
Transamerica Van Kampen Mid-Cap Growth(3) .............    $  348,463   $  183,979          N/A
Transamerica Van Kampen Small Company Growth ...........   $  906,933   $1,212,177   $  334,998

----------

(1) Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Neuberger Berman International and Transamerica Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(2) Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(3) Transamerica Van Kampen Mid-Cap Growth commenced operations on January 3, 2006, and as such there is no historical fee information for fiscal year ended October 31, 2005.

(4) Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy Transamerica Loomis Sayles Bond, and Transamerica UBS Dynamic Alpha commenced operations on January 3, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(5) Transamerica Third Avenue Value commenced operations on May 1, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(6) Transamerica Protected Principal Stock liquidated and dissolved on November 29, 2007.

(7) Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such there is no historical fee information for fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers' allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

INFORMATION ABOUT EACH FUND'S PORTFOLIO MANAGERS

Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager's management of the fund's investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar Associates") located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Multi-Manager International Portfolio, and Transamerica Multi-Manager Alternative Strategies Portfolio. For the fiscal years ended October 31, 2007, 2006, and 2005, TAM paid Morningstar Associates the following amounts:

                                                                                  OCTOBER 31
                                                                     ------------------------------------
                                 FUND NAME                              2007         2006         2005
------------------------------------------------------------------   ----------   ----------   ----------
Transamerica Asset Allocation - Conservative Portfolio ...........   $  601,350   $  481,502   $  348,912
Transamerica Asset Allocation - Growth Portfolio .................   $2,025,855   $1,350,349   $  735,226
Transamerica Asset Allocation - Moderate Portfolio ...............   $1,928,773   $1,503,844   $  983,649
Transamerica Asset Allocation - Moderate Growth Portfolio ........   $3,494,376   $2,478,118   $1,430,369
Transamerica Multi-Manager Alternative Strategies Portfolio(1) ...   $   61,460          N/A          N/A
Transamerica Multi-Manager International Portfolio(2) ............   $  284,952   $   50,848          N/A

(1) Transamerica Multi-Manager Alternative Strategies Portfolio commenced operations on December 28, 2006, and such there is historical information for the fiscal years ended October 31, 2006 and October 31, 2005.

(2) Transamerica Multi-Manager International Portfolio commenced operations on March 1, 2006, and as such there is no historical information for the fiscal years ended October 31, 2006 and October 31, 2005.

TAM compensates Morningstar Associates 0.10% of the average daily net assets of each fund annually. Such compensation is paid on a monthly basis.

                                                            DISTRIBUTOR

Effective March 1, 2001, Transamerica Funds entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as the principal underwriter of the shares of the funds. On May 1, 2007, Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, became principal underwriter and distributor of the shares of the funds. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of TCI's responsibilities and charges as principal underwriter of fund shares is set forth in each fund's prospectus.

                            UNDERWRITING COMMISSION

                                                      COMMISSIONS RECEIVED FOR THE PERIOD      COMMISSIONS RETAINED FOR THE PERIOD
                                                                ENDED OCTOBER 31                         ENDED OCTOBER 31
                                                    ---------------------------------------  ---------------------------------------
                FUND NAME                               2007          2006          2005         2007          2006          2005
                                                    -----------   -----------   -----------  -----------   -----------   -----------
Transamerica AllianceBernstein International                N/A           N/A           N/A          N/A           N/A           N/A
   Value(1)
Transamerica American Century Large Company Value   $         0   $     4,696   $    33,545  $         0   $       721   $     5,396
Transamerica Asset Allocation - Conservative
   Portfolio                                        $ 1,830,007   $ 2,009,609   $ 1,924,341  $   313,801   $   333,238   $   323,137
Transamerica Asset Allocation - Growth Portfolio .  $ 6,221,131   $ 6,724,501   $ 4,208,026  $   989,518   $ 1,070,214   $   652,775
Transamerica Asset Allocation - Moderate Growth
   Portfolio                                        $11,055,487   $12,792,970   $ 9,046,506  $ 1,798,570   $ 2,061,336   $ 1,448,031
Transamerica Asset Allocation - Moderate Portfolio  $ 5,077,344   $ 5,777,262   $ 4,876,484  $   841,679   $   947,137   $   801,897
Transamerica Balanced                               $    74,631   $    94,715   $   125,227  $    11,642   $    14,460   $    19,119
Transamerica Bjurman, Barry Micro Emerging
Growth(2)                                                   N/A           N/A           N/A          N/A           N/A           N/A
Transamerica BlackRock Global Allocation(1)                 N/A           N/A           N/A          N/A           N/A           N/A
Transamerica BlackRock Large Cap Value                      N/A           N/A           N/A          N/A           N/A           N/A
Transamerica BlackRock Natural Resources(4)                 N/A           N/A           N/A          N/A           N/A           N/A
Transamerica BNY Mellon Market Neutral Strategy(4)          N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Clarion Global Real Estate Securities  $         0   $     6,332   $    95,667  $         0   $       963   $    15,591
Transamerica Convertible Securities                 $    25,562   $    29,277   $    11,381  $     4,634   $     5,601   $     2,053
Transamerica Equity                                 $   543,912   $   196,551   $   136,859  $    82,373   $    29,743   $    20,381
Transamerica Evergreen Health Care                  $         0   $     2,514   $    24,026  $         0   $       380   $     3,583
Transamerica Evergreen International Small Cap              N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Federated Market Opportunity(1)                N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Flexible Income                        $    38,362   $    30,257   $    38,002  $     7,671   $     5,646   $     6,639
Transamerica Growth Opportunities                   $    99,174   $   171,989   $   119,321  $    15,265   $    25,669   $    17,549
Transamerica High Yield Bond                        $   124,081   $    98,535   $    81,594  $    25,290   $    19,496   $    15,360
Transamerica Jennison Growth                        $         0   $    10,100   $    31,171  $         0   $     1,413   $     4,536
Transamerica JPMorgan International Bond(1)                 N/A           N/A           N/A          N/A           N/A           N/A
Transamerica JPMorgan Mid Cap Value                         N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Legg Mason Partners All Cap            $    70,780   $    82,504   $   120,289  $    11,047   $    12,495   $    18,204
Transamerica Legg Mason Partners Investors Value .  $         0   $     4,167   $    22,895  $         0   $       741   $     3,622
Transamerica Loomis Sayles Bond(4)                          N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Marsico Growth                         $         0   $    11,295   $    64,813  $         0   $     1,725   $    10,524
Transamerica Marsico International Growth                   N/A           N/A           N/A          N/A           N/A           N/A
Transamerica MFS International Equity               $         0   $     9,036   $    33,320  $         0   $     1,525   $     5,195
Transamerica Money Market                           $         0   $    12,415   $         0  $         0   $       579   $         0
Transamerica Multi-Manager Alternative Strategies
   Portfolio (5)                                    $   813,248           N/A           N/A  $   129,645           N/A           N/A
Transamerica Multi-Manager International
  Portfolio(3)                                      $ 1,477,318   $ 1,161,970           N/A  $   228,132   $   183,521           N/A
Transamerica Neuberger Berman International(1)              N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Oppenheimer Developing Markets(1)              N/A           N/A           N/A          N/A           N/A           N/A
Transamerica Oppenheimer Small- & Mid-Cap Value(2)          N/A           N/A           N/A          N/A           N/A           N/A
Transamerica PIMCO Real Return TIPS                 $         0   $     1,591   $    70,509  $         0   $       305   $    13,682
Transamerica PIMCO Total Return                     $         0   $     3,228   $    27,675  $         0   $       560   $     5,131
Transamerica Protected Principal Stock(6)           $         0   $         0   $         0  $         0   $         0   $         0
Transamerica Schroders International                        N/A           N/A           N/A          N/A           N/A           N/A

                                                   COMMISSIONS RECEIVED FOR THE PERIOD    COMMISSIONS RETAINED FOR THE PERIOD
                                                             ENDED OCTOBER 31                      ENDED OCTOBER 31
                                                   -----------------------------------    -----------------------------------
                   FUND NAME                         2007         2006          2005        2007         2006           2005
-----------------------------------------------    --------     --------      --------    -------       -------        -------
Transamerica Science & Technology                  $ 12,690     $ 14,620      $ 21,533    $ 1,966       $ 2,209        $ 3,286
Transamerica Short-Term Bond                            N/A          N/A           N/A        N/A           N/A            N/A
Transamerica Small/Mid Cap Value                   $296,392     $255,486      $151,775    $45,732       $38,102        $23,076
Transamerica Templeton Global                      $ 86,067     $ 93,453      $108,650    $13,131       $13,979        $16,111
Transamerica Third Avenue Value(5)                      N/A          N/A           N/A        N/A           N/A            N/A
Transamerica UBS Dynamic Alpha(4)                       N/A          N/A           N/A        N/A           N/A            N/A
Transamerica UBS Large Cap Value                        N/A          N/A           N/A        N/A           N/A            N/A
Transamerica Value Balanced                        $ 39,550     $ 29,428      $ 56,147    $ 6,093       $ 4,612        $ 9,144
Transamerica Van Kampen Emerging Markets Debt           N/A          N/A           N/A        N/A           N/A            N/A
Transamerica Van Kampen Mid-Cap Growth(3)               N/A          N/A           N/A        N/A           N/A            N/A
Transamerica Van Kampen Small Company Growth            N/A          N/A           N/A        N/A           N/A            N/A

----------
(1) Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Neuberger Berman International and Transamerica Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(2) Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(3) Transamerica Multi-Manager International Portfolio and Transamerica Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information for fiscal year ended October 31, 2005.

(4) Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Loomis Sayles Bond, and Transamerica UBS Dynamic Alpha commenced operations on January 3, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(5) Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Third Avenue Value commenced operations on December 28, 2006 and May 1, 2007, respectively, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(6) Transamerica Protected Principal Stock liquidated and dissolved on November 29, 2007.

(7) Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such there is no historical fee information for fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

                                                                               FOR THE PERIOD ENDED OCTOBER 31, 2007

                                                              NET UNDERWRITING     COMPENSATION ON
                                                               DISCOUNTS AND        REDEMPTIONS &      BROKERAGE          OTHER
                          FUND NAME                             COMMISSIONS          REPURCHASES      COMMISSIONS      COMPENSATION
-----------------------------------------------------------   ----------------     ---------------    -----------      ------------
Transamerica AllianceBernstein International Value                       N/A                N/A               N/A              N/A
Transamerica American Century Large Company Value                $         0        $         0       $         0      $         0
Transamerica Asset Allocation-Conservative Portfolio             $   313,801        $   268,064       $         0      $   613,962
Transamerica Asset Allocation-Growth Portfolio                   $   989,518        $   809,498       $         0      $ 1,576,508
Transamerica Asset Allocation-Moderate Growth Portfolio          $ 1,798,570        $ 1,476,276       $         0      $ 3,256,662
Transamerica Asset Allocation-Moderate Portfolio                 $   841,679        $   824,274       $         0      $ 2,268,759
Transamerica Balanced                                            $    11,642        $    78,150       $         0      $   821,604
Transamerica Bjurman, Barry Micro Emerging Growth                        N/A                N/A               N/A              N/A
Transamerica BlackRock Global Allocation                                 N/A                N/A               N/A              N/A
Transamerica BlackRock Large Cap Value                                   N/A                N/A               N/A              N/A
Transamerica BlackRock Natural Resources                                 N/A                N/A               N/A              N/A
Transamerica BNY Mellon Market Neutral Strategy                          N/A                N/A               N/A              N/A
Transamerica Clarion Global Real Estate Securities               $         0        $         0       $         0      $         0
Transamerica Convertible Securities                              $     4,634        $    17,635       $         0      $    48,683
Transamerica Equity                                              $    82,373        $   202,145       $         0      $ 1,992,250
Transamerica Evergreen Health Care                               $         0        $         0       $         0      $         0
Transamerica Evergreen International Small Cap                           N/A                N/A               N/A              N/A
Transamerica Federated Market Opportunity                                N/A                N/A               N/A              N/A
Transamerica Flexible Income                                     $     7,671        $    29,594       $         0      $   176,355
Transamerica Growth Opportunities                                $    15,265        $    67,706       $         0      $   466,636
Transamerica High Yield Bond                                     $    25,290        $    64,222       $         0      $   205,233
Transamerica Jennison Growth                                     $         0        $         0       $         0      $         0
Transamerica JPMorgan International Bond                                 N/A                N/A               N/A              N/A
Transamerica JPMorgan Mid Cap Value                                      N/A                N/A               N/A              N/A
Transamerica Legg Mason Partners All Cap                         $    11,047        $   124,685       $         0      $   818,499

                                                                               FOR THE PERIOD ENDED OCTOBER 31, 2007

                                                              NET UNDERWRITING     COMPENSATION ON
                                                               DISCOUNTS AND        REDEMPTIONS &      BROKERAGE          OTHER
                          FUND NAME                             COMMISSIONS          REPURCHASES      COMMISSIONS      COMPENSATION
-----------------------------------------------------------   ----------------     ---------------    -----------      ------------
Transamerica Legg Mason Partners Investors Value                 $         0        $         0       $         0      $         0
Transamerica Loomis Sayles Bond                                          N/A                N/A               N/A              N/A
Transamerica Marsico Growth                                      $         0        $         0       $         0      $         0
Transamerica Marsico International Growth                                N/A                N/A               N/A              N/A
Transamerica MFS International Equity                            $         0        $         0       $         0      $         0
Transamerica Money Market                                        $         0        $    97,685       $         0      $   251,019
Transamerica Multi-Manager Alternative Strategies Portfolio      $   129,645        $    16,942       $         0      $  (269,851)
Transamerica Multi-Manager International Portfolio               $   228,132        $    96,830       $         0      $  (415,351)
Transamerica Neuberger Berman International                              N/A                N/A               N/A              N/A
Transamerica Oppenheimer Developing Markets                              N/A                N/A               N/A              N/A
Transamerica Oppenheimer Small- & Mid-Cap Value                          N/A                N/A               N/A              N/A
Transamerica PIMCO Real Return TIPS                              $         0        $         0       $         0      $         0
Transamerica PIMCO Total Return                                  $         0        $         0       $         0      $         0
Transamerica Protected Principal Stock(1)                                N/A        $    59,106       $         0      $   172,658
Transamerica Schroders International Small Cap                   $         0                N/A               N/A              N/A
Transamerica Science &Technology                                 $     1,966        $     7,341       $         0      $    28,956
Transamerica Short-Term Bond                                             N/A                N/A               N/A              N/A
Transamerica Small/Mid Cap Value                                 $    45,732        $    63,112       $         0      $   135,697
Transamerica Templeton Global                                    $    13,131        $    25,930       $         0      $   653,112
Transamerica Third Avenue Value                                          N/A                N/A               N/A              N/A
Transamerica UBS Dynamic Alpha                                           N/A                N/A               N/A              N/A
Transamerica UBS Large Cap Value                                         N/A                N/A               N/A              N/A
Transamerica Value Balanced                                      $     6,093        $    14,759       $         0      $   178,368
Transamerica Van Kampen Emerging Market Debts                            N/A                N/A               N/A              N/A
Transamerica Van Kampen Mid Cap Growth                                   N/A                N/A               N/A              N/A
Transamerica Van Kampen Small Company Growth                             N/A                N/A               N/A              N/A

----------
(1) Transamerica Protected Principal Stock liquidated and dissolved on November 29, 2007.

                             ADMINISTRATIVE SERVICES

TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. Transamerica Funds has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS"), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of each fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the funds and incurs expenses payable by Transamerica Funds related to such functions. On January 1, 2005, certain funds entered into an agreement wherein the funds would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee was reduced to 0.0125% for the Asset Allocation funds. From July 1, 2002 to December 31, 2004, the administrator received 0.015% of a fund's daily net assets subject to a minimum fee calculated at $35,000 multiplied by the weighted average number of funds.

The administrative duties of TFS with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the fund (other than those maintained by the fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

The funds paid the following administrative expenses for the fiscal years ended October 31, 2007, 2006, and 2005.

                               ADMINISTRATIVE FEES

                        FUND NAME                               2007         2006         2005
---------------------------------------------------------      --------    --------     --------
Transamerica AllianceBernstein International Value(1)          $ 85,695    $ 43,072          N/A
Transamerica American Century Large Company Value              $120,794    $ 58,933     $ 79,050
Transamerica Asset Allocation - Conservative Portfolio         $ 75,169    $ 66,062     $ 80,935

                        FUND NAME                               2007         2006         2005
---------------------------------------------------------      --------    --------     --------
Transamerica Asset Allocation - Growth Portfolio               $253,232    $183,028     $169,051
Transamerica Asset Allocation - Moderate Growth Portfolio      $436,797    $336,817     $329,180
Transamerica Asset Allocation - Moderate Portfolio             $241,097    $205,510     $227,343
Transamerica Balanced                                          $ 39,032    $ 46,229     $ 52,978
Transamerica Bjurman, Barry Micro Emerging Growth(2)           $ 13,812    $  1,737          N/A
Transamerica BlackRock Global Allocation(1)                    $ 93,847    $ 60,057          N/A
Transamerica BlackRock Large Cap Value                         $113,374    $ 89,869     $ 39,280
Transamerica BlackRock Natural Resources(4)                    $ 18,714         N/A          N/A
Transamerica BNY Mellon Market Neutral Strategy(4)             $ 17,156         N/A          N/A
Transamerica Clarion Global Real Estate Securities             $ 69,376    $ 50,207     $ 25,924
Transamerica Convertible Securities                            $ 40,213    $ 46,735     $ 42,627
Transamerica Equity                                            $343,716    $130,627     $ 59,338
Transamerica Evergreen Health Care                             $ 79,448    $ 93,286     $ 61,338
Transamerica Evergreen International Small Cap                 $107,597    $ 82,985          N/A
Transamerica Federated Market Opportunity(1)                   $ 10,690    $ 14,002          N/A
Transamerica Flexible Income                                   $ 73,481    $ 55,036     $ 51,607
Transamerica Growth Opportunities                              $ 64,442    $ 74,975     $ 64,975
Transamerica High Yield Bond                                   $ 77,901    $ 78,541     $ 83,065
Transamerica Jennison Growth                                   $ 30,746    $ 26,680     $ 20,707
Transamerica JPMorgan International Bond(1)                    $141,564    $ 75,803          N/A
Transamerica JPMorgan Mid Cap Value                            $ 52,747    $ 45,572     $ 20,149
Transamerica Legg Mason Partners All Cap                       $ 38,998    $ 46,410     $ 87,685
Transamerica Legg Mason Partners Investors Value               $ 17,502    $ 21,028     $ 56,088
Transamerica Loomis Sayles Bond(4)                             $ 40,563         N/A          N/A
Transamerica Marsico Growth                                    $ 56,158    $ 27,420     $ 22,368
Transamerica Marsico International Growth                      $ 93,092    $ 78,245     $ 56,112
Transamerica MFS International Equity                          $  6,282    $  9,098     $ 27,572
Transamerica Money Market                                      $ 34,490    $ 27,861     $ 37,803
Transamerica Multi-Manager Alternative Strategies
   Portfolio (5)                                               $  3,841         N/A          N/A
Transamerica Multi-Manager International Portfolio (3)         $ 35,619    $  6,405          N/A
Transamerica Neuberger Berman International(1)                 $100,703    $ 75,892          N/A
Transamerica Oppenheimer Developing Markets(1)                 $ 96,831    $ 55,736          N/A
Transamerica Oppenheimer Small- & Mid-Cap Value(2)             $ 27,180    $  3,682          N/A
Transamerica PIMCO Real Return TIPS                            $129,541    $113,795     $109,861
Transamerica PIMCO Total Return                                $ 94,493    $ 44,096     $ 30,117
Transamerica Protected Principal Stock(6)                      $  6,011    $  8,943     $ 10,022
Transamerica Schroders International Small Cap(7)                   N/A         N/A          N/A
Transamerica Science & Technology                              $ 15,304    $ 14,427     $ 16,755
Transamerica Short-Term Bond                                   $100,259    $ 59,675     $ 38,292
Transamerica Small/Mid Cap Value                               $116,641    $108,440     $ 82,728
Transamerica Templeton Global                                  $ 51,277    $ 60,668     $ 96,903
Transamerica Third Avenue Value(5)                             $ 66,178         N/A          N/A
Transamerica UBS Dynamic Alpha(4)                              $ 31,940         N/A          N/A
Transamerica UBS Large Cap Value                               $133,917    $ 38,922     $ 24,584
Transamerica Value Balanced                                    $ 12,580    $ 13,230     $ 14,481
Transamerica Van Kampen Emerging Markets Debt                  $ 66,166    $ 71,814     $ 25,836
Transamerica Van Kampen Mid-Cap Growth(3)                      $ 17,423    $  9,240          N/A
Transamerica Van Kampen Small Company Growth                   $ 40,308    $ 54,040     $ 14,692

----------
(1) Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Neuberger Berman International and Transamerica Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(2) Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(3) Transamerica Multi-Manager International Portfolio and Transamerica Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information for fiscal year ended October 31, 2005.

(4) Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Loomis Sayles Bond, and Transamerica UBS Dynamic Alpha commenced operations on January 3, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(5) Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Third Avenue Value commenced operations on December 28, 2006 and May 1, 2007, respectively, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(6) Transamerica Protected Principal Stock liquidated and dissolved on November 29, 2007.

(7) Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such there is no historical fee information for fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is custodian for Transamerica Funds. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

TFS is the transfer agent, withholding agent and dividend disbursing agent for each fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. Each fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica Funds, P.O.
Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds,
330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).

There were no brokerage credits received for the periods ended October 31, 2007. 2006, and 2005.

                              TRANSFER AGENCY FEES
                  (FEES AND EXPENSES NET OF BROKERAGE CREDITS)

                            FUND NAME                                   2007            2006          2005
---------------------------------------------------------------     -----------     -----------   -----------
Transamerica AllianceBernstein International Value(1)               $         0     $       213           N/A
Transamerica American Century Large Company Value                   $    74,759     $   103,367   $   120,876
Transamerica Asset Allocation - Conservative Portfolio              $   507,653     $   414,752   $   433,272
Transamerica Asset Allocation - Growth Portfolio                    $ 2,404,147     $ 1,807,389   $ 1,324,719
Transamerica Asset Allocation - Moderate Growth Portfolio           $ 3,393,891     $ 2,699,768   $ 2,074,643
Transamerica Asset Allocation - Moderate Portfolio                  $ 1,555,838     $ 1,325,009   $ 1,169,092
Transamerica Balanced                                               $   468,947     $   562,219   $   672,426
Transamerica Bjurman, Barry Micro Emerging Growth(2)                $         0     $         0           N/A
Transamerica BlackRock Global Allocation(1)                         $        43     $       149           N/A
Transamerica BlackRock Large Cap Value                              $         2     $       164   $       860
Transamerica BlackRock Natural Resources(4)                         $         0             N/A           N/A
Transamerica BNY Mellon Market Neutral Strategy(4)                  $         0             N/A           N/A
Transamerica Clarion Global Real Estate Securities                  $    36,005     $    49,211   $    51,851
Transamerica Convertible Securities                                 $    24,356     $    26,428   $    27,953
Transamerica Equity                                                 $ 2,675,279     $   719,912   $   814,357
Transamerica Evergreen Health Care                                  $    26,275     $    38,816   $    50,892
Transamerica Evergreen International Small Cap                      $       292     $       124   $     2,043
Transamerica Federated Market Opportunity(1)                        $        44     $       150           N/A
Transamerica Flexible Income                                        $   112,696     $   152,736   $   174,695
Transamerica Growth Opportunities                                   $   748,093     $   885,941   $ 1,093,486
Transamerica High Yield Bond                                        $   119,387     $   144,839   $   203,032
Transamerica Jennison Growth                                        $   111,574     $   158,848   $   229,108
Transamerica JPMorgan International Bond(1)                         $         0     $       284           N/A
Transamerica JPMorgan Mid Cap Value                                 $         2     $         0   $       860
Transamerica Legg Mason Partners All Cap                            $   516,776     $   615,489   $   847,237
Transamerica Legg Mason Partners Investors Value                    $    77,092     $    99,395   $   154,283
Transamerica Loomis Sayles Bond(4)                                  $         0             N/A           N/A
Transamerica Marsico Growth                                         $    77,672     $   112,359   $   246,072
Transamerica Marsico International Growth                           $       302     $        37   $   156,652
Transamerica MFS International Equity                               $   126,065     $   164,181   $     2,033
Transamerica Money Market                                           $   384,177     $   376,012   $   441,546
Transamerica Multi-Manager Alternative Strategies Portfolio (5)     $    37,264             N/A           N/A
Transamerica Multi-Manager International Portfolio (3)              $   368,479     $    75,694           N/A
Transamerica Neuberger Berman International(1)                      $         0     $       184           N/A
Transamerica Oppenheimer Developing Markets(1)                      $         0     $       186           N/A
Transamerica Oppenheimer Small- & Mid-Cap Value(2)                  $         0     $         0           N/A
Transamerica PIMCO Real Return TIPS                                 $    15,848     $    26,315   $    35,375
Transamerica PIMCO Total Return                                     $    50,807     $    70,620   $    94,923
Transamerica Protected Principal Stock(6)                           $    25,903     $    37,176   $    38,628
Transamerica Schroders International Small Cap(7)                           N/A             N/A           N/A

                            FUND NAME                                   2007            2006          2005
---------------------------------------------------------------     -----------     -----------   -----------
Transamerica Science & Technology                                   $    61,339     $    78,403   $   111,687
Transamerica Short-Term Bond                                        $       292     $       137   $     2,050
Transamerica Small/Mid Cap Value                                    $   293,969     $   275,381   $   297,644
Transamerica Templeton Global                                       $   791,301     $   941,571   $ 1,234,817
Transamerica Third Avenue Value(5)                                  $         0             N/A           N/A
Transamerica UBS Dynamic Alpha(4)                                   $         0             N/A           N/A
Transamerica UBS Large Cap Value                                    $       288     $         0   $     2,050
Transamerica Value Balanced                                         $   166,723     $   198,182   $   222,235
Transamerica Van Kampen Emerging Markets Debt                       $       255     $       355   $     2,033
Transamerica Van Kampen Mid-Cap Growth(3)                           $        (8)    $       133           N/A
Transamerica Van Kampen Small Company Growth                        $       291     $       233   $     2,070

----------
(1) Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Neuberger Berman International and Transamerica Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information for fiscal year ended October 31, 2005

(2) Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(3) Transamerica Multi-Manager International Portfolio and Transamerica Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information for fiscal year ended October 31, 2005.

(4) Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Loomis Sayles Bond, and Transamerica UBS Dynamic Alpha commenced operations on January 3, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(5) Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Third Avenue Value commenced operations on December 28, 2006 and May 1, 2007, respectively, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(6) Transamerica Protected Principal Stock liquidated and dissolved on November 29, 2007.

(7) Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such there is no historical fee information for fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to seek to obtain the "best execution" of all fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser may consider a number of factors, including but not limited to:

The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

The nature of the security being traded;

The size and type of the transaction;

The nature and character of the markets for the security to be purchased or sold;

The desired timing of the trade;

The activity existing and expected in the market for the particular security; The quality of the execution, clearance and settlement services;

Financial stability;

The existence of actual or apparent operational problems of any broker or dealer; and

Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM, TCI or the sub-adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, The funds' Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

BlackRock has received an exemptive order from the SEC permitting Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, and Transamerica BlackRock Natural Resources to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, these funds have retained an affiliated entity of the sub-adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of these funds invest cash collateral received by these funds for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the sub-adviser or its affiliates, or in private investment company managed by the lending agent. If these funds acquire shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the funds expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the sub-adviser to the private investment company will not charge any advisory fees with respect to shares purchased by these funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset the sub-adviser's waiver of a portion of its sub-advisory fee.

DIRECTED BROKERAGE

A sub-adviser to a fund, to the extent consistent with the best execution and with TAM's usual commission rate policies and practices, may place portfolio transactions of the fund with broker/dealers with which the fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.

                                                       BROKERAGE COMMISSIONS PAID
                                                    (INCLUDING AFFILIATED BROKERAGE)
                                                               OCTOBER 31              AFFILIATED BROKERAGE PAID OCTOBER 31
                                                   ----------------------------------  ------------------------------------
                   FUND NAME                          2007        2006       2005         2007         2006       2005
------------------------------------------------   ----------  ----------  ----------  ----------   ----------   ----------
Transamerica AllianceBernstein International
   Value(1)                                        $  261,188  $  349,165         N/A  $        0   $        0          N/A
Transamerica American Century Large Company
   Value                                           $  137,364  $   79,857     159,698  $        0   $       60   $      129
Transamerica Asset Allocation - Conservative
   Portfolio                                              N/A         N/A         N/A         N/A          N/A          N/A
Transamerica Asset Allocation - Growth Portfolio          N/A         N/A         N/A         N/A          N/A          N/A
Transamerica Asset Allocation - Moderate Growth
Portfolio                                                 N/A         N/A         N/A         N/A          N/A          N/A


                                                       BROKERAGE COMMISSIONS PAID
                                                    (INCLUDING AFFILIATED BROKERAGE)
                                                               OCTOBER 31              AFFILIATED BROKERAGE PAID OCTOBER 31
                                                   ----------------------------------  ------------------------------------
                   FUND NAME                          2007        2006       2005         2007         2006       2005
------------------------------------------------   ----------  ----------  ----------  ----------   ----------   ----------
Transamerica Asset Allocation - Moderate
   Portfolio                                              N/A         N/A         N/A         N/A          N/A          N/A
Transamerica Balanced                              $   89,309  $   75,348  $   82,941  $        0   $        0   $        0
Transamerica Bjurman, Barry Micro Emerging
   Growth(2)                                       $  271,614  $  108,102         N/A  $        0   $        0          N/A
Transamerica BlackRock Global Allocation(1)        $  311,536  $  338,444         N/A  $   19,549   $   32,278          N/A
Transamerica BlackRock Large Cap Value             $  139,966  $  106,833  $  121,522  $        0   $       85   $        0
Transamerica BlackRock Natural Resources(4)        $   73,023         N/A         N/A  $      876          N/A          N/A
Transamerica BNY Mellon Market Neutral                                                                     N/A          N/A
   Strategy(4)                                     $  211,174                                 N/A          N/A   $        0
Transamerica Clarion Global Real Estate
   Securities                                      $  633,427  $  636,903  $  234,222  $        0   $        0   $        0
Transamerica Convertible Securities                $   17,196  $   15,262  $   60,003  $        0   $        0   $        0
Transamerica Equity                                $1,694,741  $  470,105  $  225,112  $        0   $        0   $        0
Transamerica Evergreen Health Care                 $  938,148  $  805,438  $  748,821  $        0   $        0   $        0
Transamerica Evergreen International Small Cap     $1,247,599  $1,033,827  $  738,428  $        0   $        0   $        0
Transamerica Federated Market Opportunity(1)       $   97,323  $   83,066         N/A  $        0   $        0          N/A
Transamerica Flexible Income                       $      200  $        0  $        0  $        0   $        0   $        0
Transamerica Growth Opportunities                  $  524,311  $  465,423  $  583,922  $        0   $        0   $        0
Transamerica High Yield Bond                       $        0  $        0  $        0  $        0   $        0   $        0
Transamerica Jennison Growth                       $  182,249  $  197,574  $  186,909  $      108   $    1,054   $      646
Transamerica JPMorgan International Bond(1)        $        0  $        0         N/A  $        0   $        0          N/A
Transamerica JPMorgan Mid Cap Value                $  185,623  $  162,310  $  162,962  $        0   $        0   $        0
Transamerica Legg Mason Partners All Cap           $   96,197  $  323,999  $1,044,185  $        0   $      378   $   18,798
Transamerica Legg Mason Partners Investors Value   $   32,280  $  123,339  $  486,804  $        0   $        0   $   23,331
Transamerica Loomis Sayles Bond(4)                 $    1,080         N/A         N/A  $        0          N/A          N/A
Transamerica Marsico Growth                        $  236,722  $  127,736  $  167,295  $        0   $        0   $        0
Transamerica Marsico International Growth          $1,333,417  $1,338,054  $1,602,401  $        0   $        0   $        0
Transamerica MFS International Equity              $   40,072  $  162,427  $  490,857  $        0   $    2,841   $   14,858
Transamerica Money Market                                 N/A         N/A         N/A         N/A          N/A          N/A
Transamerica Multi-Manager Alternative
   Strategies Portfolio (5)                               N/A         N/A         N/A         N/A          N/A          N/A
Transamerica Multi-Manager International
   Portfolio (3)                                          N/A         N/A         N/A         N/A          N/A          N/A

Transamerica Neuberger Berman International
   Portfolio (1)                                   $  755,086  $  772,003         N/A  $   45,303   $   67,838          N/A
Transamerica Oppenheimer Developing Markets(1)     $1,052,005  $1,191,691         N/A  $        0   $        0          N/A
Transamerica Oppenheimer Small- & Mid-Cap
   Value(2)                                        $  311,582  $   88,955         N/A  $        0   $        0          N/A
Transamerica PIMCO Real Return TIPS                $    9,866  $    5,444  $   11,794  $        0   $        0   $        0
Transamerica PIMCO Total Return                    $   22,652  $    5,314  $    3,358  $        0   $        0   $        0
Transamerica Protected Principal Stock(6)          $   29,908  $   30,766      $35,49  $        0   $        0   $        0
Transamerica Schroders International Small
   Cap(7)                                                 N/A         N/A         N/A         N/A          N/A          N/A
Transamerica Science & Technology                  $  111,971  $  201,070  $  208,636  $        0   $        0   $        0
Transamerica Short-Term Bond                       $        0  $        0  $        0  $        0   $        0   $        0
Transamerica Small/Mid Cap Value                   $  505,365  $  462,359  $  640,805  $        0   $        0   $        0
Transamerica Templeton Global                      $  167,715  $  531,296  $  719,882  $        0   $        0   $        0
Transamerica Third Avenue Value(5)                 $  172,422         N/A         N/A  $  103,142          N/A          N/A
Transamerica UBS Dynamic Alpha(4)                  $  217,960         N/A         N/A  $      914          N/A          N/A
Transamerica UBS Large Cap Value                   $  498,160  $  123,945  $  198,075  $    4,944   $      605   $   10,410
Transamerica Value Balanced                        $   38,206  $   38,093  $   57,518  $        0   $        0   $        0
Transamerica Van Kampen Emerging Markets Debt      $        0  $        0  $        0  $        0   $        0   $        0
Transamerica Van Kampen Mid-Cap Growth(3)          $  101,667  $   72,658         N/A  $    1,957   $       24          N/A
Transamerica Van Kampen Small Company Growth       $  369,573  $  579,434  $  230,370  $       14   $    9,395   $   10,091

----------
(1) Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica Federated Market Opportunity, Transamerica JPMorgan International Bond, Transamerica Neuberger Berman International and Transamerica Oppenheimer Developing Markets commenced operations on December 6, 2005 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(2) Transamerica Bjurman, Barry Micro Emerging Growth and Transamerica Oppenheimer Small- & Mid-Cap Value commenced operations on August 1, 2006 and as such there is no historical fee information for fiscal year ended October 31, 2005.

(3) Transamerica Multi-Manager International Portfolio and Transamerica Van Kampen Mid-Cap Growth commenced operations on March 1, 2006 and January 3, 2006, respectively, and as such there is no historical fee information for fiscal year ended October 31, 2005.

(4) Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Loomis Sayles Bond, and Transamerica UBS Dynamic Alpha commenced operations on January 3, 2007, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(5) Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Third Avenue Value commenced operations on December 28, 2006 and May 1, 2007, respectively, and as such there is no historical fee information for fiscal years ended October 31, 2006 and October 31, 2005.

(6) Transamerica Protected Principal Stock liquidated and dissolved on November 29, 2007.

(7) Transamerica Schroders International Small Cap commenced operations on March 1, 2008, and as such there is no historical fee information for fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2007.

                       FUND NAME                               PAID AS OF OCTOBER 31, 2007
-----------------------------------------------------------    ---------------------------
Transamerica AllianceBernstein International Value                     $25,369,703
Transamerica American Century Large Company Value                      $   142,451
Transamerica Asset Allocation - Conservative Portfolio                         N/A
Transamerica Asset Allocation - Growth Portfolio                               N/A
Transamerica Asset Allocation - Moderate Growth Portfolio                      N/A
Transamerica Asset Allocation - Moderate Portfolio                             N/A
Transamerica Balanced                                                  $   149,660
Transamerica Bjurman, Barry Micro Emerging Growth                      $    42,529
Transamerica BlackRock Global Allocation                               $   214,612
Transamerica BlackRock Large Cap Value                                 $     3,185
Transamerica BlackRock Natural Resources                               $    41,462
Transamerica BNY Mellon Market Neutral Strategy                        $         0
Transamerica Clarion Global Real Estate Securities                     $    73,824
Transamerica Convertible Securities                                    $   598,045
Transamerica Equity                                                    $ 1,434,679
Transamerica Evergreen Health Care                                     $   128,487
Transamerica Evergreen International Small Cap                         $    47,497
Transamerica Federated Market Opportunity                              $    56,736
Transamerica Flexible Income                                           $   750,025
Transamerica Growth Opportunities                                      $   444,828
Transamerica High Yield Bond                                           $         0
Transamerica Jennison Growth                                           $    49,076
Transamerica JPMorgan International Bond                               $         0
Transamerica JPMorgan Mid Cap Value                                    $    35,385
Transamerica Legg Mason Partners All Cap                               $    10,324
Transamerica Legg Mason Partners Investors Value                       $     7,068
Transamerica Loomis Sayles Bond                                        $         0
Transamerica Marsico Growth                                            $    30,448
Transamerica Marsico International Growth                              $   170,168
Transamerica MFS International Equity                                  $    40,052
Transamerica Money Market                                              $    49,905
Transamerica Multi-Manager Alternative Strategies Portfolio                    N/A
Transamerica Multi-Manager International Portfolio                             N/A
Transamerica Neuberger Berman International                            $         0
Transamerica Oppenheimer Developing Markets                            $   997,743
Transamerica Oppenheimer Small- & Mid-Cap Value                        $   277,805
Transamerica PIMCO Real Return TIPS                                    $         0
Transamerica PIMCO Total Return                                        $         0
Transamerica Protected Principal Stock                                 $         0

                       FUND NAME                               PAID AS OF OCTOBER 31, 2007
-----------------------------------------------------------    ---------------------------
Transamerica Schroders International Small Cap                                 N/A
Transamerica Science & Technology                                      $   101,985
Transamerica Short-Term Bond                                           $ 1,010,275
Transamerica Small/Mid Cap Value                                       $   472,921
Transamerica Templeton Global                                          $    13,188
Transamerica Third Avenue Value                                        $    57,680
Transamerica UBS Dynamic Alpha                                         $   289,643
Transamerica UBS Large Cap Value                                       $   498,160
Transamerica Value Balanced                                            $    29,876
Transamerica Van Kampen Emerging Markets Debt                          $         0
Transamerica Van Kampen Mid-Cap Growth                                 $ 2,589,422
Transamerica Van Kampen Small Company Growth                           $   626,201

                             TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund's assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, the "Transamerica Asset Management Group"). The Transamerica Asset Management Group consists of Transamerica Funds, AEGON/Transamerica Series Trust ("ATST"), Transamerica Investors, Inc. ("TII"), Transamerica Income Shares, Inc. ("TIS"), The Diversified Investors Funds Group ("DIFG"), The Diversified Investors Funds Group II ("DIFG II"), Diversified Investors Strategic Variable Funds ("DISVF") and Diversified Investors Portfolios ("DIP") and consists of 171 funds/portfolios as of the date of this SAI.

At a special meeting of shareholders of Transamerica Funds held on October 30, 2007, shareholders elected a new Board of Trustees. The members of the new Board are listed below.

The mailing address of each Trustee is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trustees, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Trustees oversee, and other board memberships they hold are set forth in the table below.


                                        TERM OF                                                              NUMBER OF
                                       OFFICE AND                                                            FUNDS IN
                                       LENGTH OF               PRINCIPAL OCCUPATION(S) DURING                COMPLEX     OTHER
     NAME AND AGE     POSITION        TIME SERVED*                     PAST 5 YEARS                          OVERSEEN  DIRECTORSHIPS
--------------------- --------------- ------------ --------------------------------------------------------- --------- -------------
INTERESTED TRUSTEES**

John K. Carter        Chairman,       2006 -       Chairman and Director (2008 - present), Chief Executive       171       N/A
(DOB:  4/24/61)       Trustee,        present      Officer and President (July 2006 - present), Vice
                      President, and               President, Secretary and Chief Compliance Officer
                      Chief                        (2003 - August 2006), TII;
                      Executive                    Chairman and Trustee (October 2007 - present), President
                      Officer                      and Chief Executive Officer (July  2007 - present);,
                                                   DIP, DIFG, DIFG II, and DISVF;
                                                   Chairman (October 2007 - present), Trustee (September
                                                   2006 - present), President and Chief Executive Officer
                                                   (July 2006 - present), Senior Vice President (1999 -
                                                   June 2006), Chief Compliance Officer, General Counsel
                                                   and Secretary (1999 - August 2006), Transamerica Funds
                                                   and ATST;
                                                   Chairman (October 2007 - present), Director (September
                                                   2006 - present), President and Chief Executive Officer
                                                   (July 2006 - present), Senior Vice President (2002 -
                                                   June 2006), General Counsel, Secretary and Chief
                                                   Compliance Officer (2002 - August 2006), TIS;
                                                   President and Chief Executive Officer (July 2006 -
                                                   present), Senior Vice President (1999 - June
                                                   2006), Director (2000 - present), General Counsel and
                                                   Secretary (2000 - August 2006), Chief Compliance Officer
                                                   (2004 - August 2006), TAM;
                                                   President and Chief Executive Officer (July 2006 -
                                                   present), Senior Vice President (1999 - June 2006),
                                                   Director (2001 - present), General Counsel and
                                                   Secretary (2001 - August 2006), Transamerica Fund
                                                   Services, Inc. ("TFS");
                                                   Vice President, AFSG Securities Corporation (2001 -
                                                   present);
                                                   Senior Vice President, General Counsel and Secretary,
                                                   Transamerica Index Funds, Inc. ("TIFI") (2002 - 2004);
                                                   Vice President, Transamerica Investment Services, Inc.
                                                   ("TISI") (2003 - 2005) and TIM (2001 - 2005).

                                    TERM OF
                                  OFFICE AND                                                               NUMBER OF
                                  LENGTH OF                                                                FUNDS IN
                                     TIME           PRINCIPAL OCCUPATION(s) DURING                          COMPLEX     OTHER
   NAME AND AGE          POSITION   SERVED*               PAST 5 YEARS                                     OVERSEEN  DIRECTORSHIPS
   ------------          -------- -----------            ------------                                      --------- -------------
INDEPENDENT TRUSTEES****

Sandra N. Bane           Trustee  2008 -      Retired, KPMG (1999 - present);                                  171  Big 5 Sporting
 (DOB: 6/13/52)                   present     Trustee, Transamerica Funds, ATST, DIP, DIFG, DIFG                    Goods (2002
                                              II, and DISVF (2008 -present);                                        - present);
                                              Director, TIS (2008 - present);                                       AGL Resources,
                                              Director, TII (2003 - present).                                       Inc. (energy
                                                                                                                    services holding
                                                                                                                    company)(2008
                                                                                                                    - present)


Leo J. Hill              Trustee  2002 -      Principal, Advisor Network Solutions, LLC (business              171         N/A
(DOB:  3/27/56)                   present     consulting) (2006 - present);
                                              Trustee, DIP, DIFG, DIFG II, and DISVF (2007  - present);
                                              Director, Transamerica Funds and TIS (2002 - present);
                                              Director, TII (2008 - present);
                                              Trustee, ATST (2001 - present);
                                              Owner and President, Prestige Automotive Group (2001 - 2005);
                                              President, L. J. Hill & Company (1999 - present);
                                              Market President, Nations Bank of Sun Coast Florida
                                              (1998 - 1999);
                                              President and Chief Executive Officer, Barnett Banks of
                                              Treasure Coast Florida (1994 - 1998);
                                              Executive Vice President and Senior Credit Officer, Barnett
                                              Banks of Jacksonville, Florida (1991 - 1994);
                                              Senior Vice President and Senior Loan Administration Officer,
                                              Wachovia Bank of Georgia (1976 - 1991).

Neal M. Jewell           Trustee  2007  -     Retired (2004 - present);                                        171         N/A
(DOB:  2/12/35)                   Present,    Trustee, Transamerica Funds and ATST (2007 - present);
                                  Lead        Director, TIS (2007 - present);
                                  Independent Director, TII (2008 - present);
                                  Trustee     Trustee, DIP, DIFG, DIFG II, and DISVF (1993 - present);
                                              Independent Trustee, EAI Select Managers Equity Fund (a
                                              mutual fund) (1996 - 2004).

Russell A. Kimball, Jr.  Trustee  2002 -      General Manager, Sheraton Sand Key Resort (1975 - present);      171         N/A
(DOB:  8/17/44)                   present     Trustee, DIP, DIFG, DIFG II, and DISVF (2007 - present);
                                              Transamerica Funds and Director, TIS (2002 - present);
                                              Director, TII (2008 - present);
                                              Trustee, ATST (1986 - present).

Eugene M. Mannella       Trustee  2007  -     Self-employed consultant (2006 - present);                       171         N/A
(DOB:  2/1/54)                    present     President, Arapain Partners LLC (limited purpose broker-
                                              dealer) (1998 - present);
                                              Trustee, Transamerica Funds and ATST (2007 - present);
                                              Director, TIS (2007 - present);
                                              Director, TII (2008 - present);
                                              Trustee, DIP, DIFG, DIFG II, and DISVF (1994 - present);
                                              President, International Fund Services (alternative asset
                                              administration) (1993 - 2005).

Norm R. Nielsen          Trustee  2006  -     Retired (2005 - present);                                        171    Buena Vista
(DOB:  5/11/39)                   present     Trustee, DIP, DIFG, DIFG II, and DISVF (2007 - present);                University
                                              Director, TIS (2006 - present);                                         Board of
                                              Director, TII (2008 - present);                                         Trustees
                                              Trustee, Transamerica Funds and ATST (2006 - present);                  (2004-present)
                                              Director, Iowa City Area Development (1996 - 2004);
                                              Director, Iowa Health Systems (1994 - 2003);
                                              Director, U.S. Bank (1987 - 1988);
                                              President, Kirkwood Community College (1979 - 2005).

Joyce Galpern Norden     Trustee  2007  -     Retired (2004 - present);                                        171    Board of
(DOB:  6/1/39)                    present     Trustee, Transamerica Funds and ATST (2007 - present);                  Governors,
                                              Director, TIS (2007 - present);                                         Reconstruction
                                              Director, TII (2008 - present);                                         ist Rabbinical
                                              Trustee, DIP (2002 - present);                                          College(2007-
                                              Trustee, DIFG, DIFG II, and DISVF (1993 - present);                     present)
                                              Vice President, Institutional Advancement, Reconstructionist
                                              Rabbinical College (1996 - 2004).

Patricia L. Sawyer       Trustee  2007  -     President and Executive Search Consultant, Smith & Sawyer LLC    171        N/A
(DOB:  7/1/50)                    present     (consulting)(1989 - present);
                                              Trustee, Transamerica Funds and ATST (2007 - present);
                                              Director, TIS (2007 - present);
                                              Director, TII (2008 - present);
                                              Trustee, DIP, DIFG, DIFG II, and DISVF (1993 - present).

John W. Waechter         Trustee  2005  -     Retired (2004 - present);                                        171        N/A
(DOB:  2/25/52)                   present     Trustee, DIP, DIFG, DIFG II, and DISVF (2007 - present);
                                              Director, TIS (2004 - present);
                                              Director, TII (2008 - present);
                                              Trustee, Transamerica Funds (2005 - present) and ATST
                                              (2004 - present); Executive Vice President, Chief Financial
                                              Officer and Chief Compliance Officer,
                                              William R. Hough & Co. (securities dealer) (1979 - 2004);
                                              Treasurer, The Hough Group of Funds (1993 - 2004).


OFFICERS

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

                                           TERM OF OFFICE
                                           AND LENGTH OF
                                               TIME                          PRINCIPAL OCCUPATION(s) OR
   NAME AND AGE             POSITION         SERVED***                     EMPLOYMENT DURING PAST 5 YEARS
   ------------             --------         ---------                     ------------------------------
John K. Carter         Chairman, Trustee   Since 1999    See the table above.
(DOB:  4/24/61)        Chief Executive
                       Officer and
                       President

Dennis P. Gallagher    Vice President,     Since 2006     Vice President, General Counsel & Secretary, TII, Transamerica Funds, ATST
(DOB: 12/19/70)        General Counsel and                and TIS (September 2006 - present);
                       Secretary                          Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and
                                                          DISVF (July 2007 - present);
                                                          Director, Senior Vice President, General Counsel and Secretary, TAM and
                                                          TFS (September 2006 - present);
                                                          Assistant Vice President, TCI (2007 - present);
                                                          Director, Deutsche Asset Management (1998 - 2006).

Elizabeth L. Belanger  Deputy General      Since 2007     Deputy General Counsel, Assistant Secretary and Conflicts of Interest
(DOB:  1/7/72)         Counsel, Assistant                 Officer, TII (November 2007 - present);
                       Secretary and                      Deputy General Counsel, Assistant Secretary and Conflicts of Interest
                       Conflicts of                       Officer, Transamerica Funds, ATST and
                       Interest Officer                   TIS (July 2007 - present);
                                                          Deputy General Counsel and Conflicts of Interest Officer (July  2007 -
                                                          present), Assistant Secretary (August
                                                          2005 - present), DIP, DIFG, DIFG II and DISVF;
                                                          Vice President and Senior Counsel, Diversified Investment Adviser, Inc.
                                                          ("Diversified") (2005 - present);
                                                          Director, TFLIC (April 2006 - present);
                                                          Director of Compliance, Domini Social Investments LLC (November 2003 -
                                                          May 2005);
                                                          Associate, Bingham McCutchen LLP (September 1997 - October 2003).

Joseph Carusone        Vice President,     Since 2007     Vice President, Treasurer and Principal Financial Officer, TII (November
(DOB:  9/8/65)         Treasurer and                      2007 - present);
                       Principal Financial                Vice President, Treasurer and Principal Financial Officer,
                       Officer                            Transamerica Funds, ATST and
                                                          TIS (July 2007 - present);
                                                          Vice President (July 2007 - present), Treasurer and Principal Financial
                                                          Officer (2001 - present), DIP, DIFG,
                                                          DIFG II and DISVF;
                                                          Senior Vice President, TAM and TFS (2007 - present);
                                                          Vice President, Diversified (1999 - present);
                                                          President, Diversified Investors Securities Corp. ("DISC") (February 2007
                                                          - present);
                                                          Director, TFLIC (2004 - present);
                                                          Treasurer, Diversified Actuarial Services, Inc. (December 2002 - present).

Christopher A. Staples Vice President and  Since 2004     Vice President and Chief Investment Officer, (November 2007 - present);
(DOB:  8/14/70)        Chief Investment                   Vice President, Investment
                       Officer                            Administration, (2004 - 2007), TII;
                                                          Vice President (July 2007 - present), Chief Investment Officer (June 2007
                                                          - present), Senior Vice President
                                                          (June 2007 - July 2007), Senior Vice President - Investment Management
                                                          (July 2006 - June 2007), Vice President
                                                          - Investment Management (2004 - July 2006), Transamerica Funds, ATST
                                                          and TIS;
                                                          Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and
                                                          DISVF (July 2007 - present);
                                                          Director, Senior Vice President - Investment Management and Chief
                                                          Investment Officer, TAM (July 2006 - present);
                                                          Director, TFS (2005 - present);
                                                          Assistant Vice President, Raymond James & Associates (1999 - 2004).

Rick B. Resnick        Vice President  and Since 2008     Vice President and Chief Compliance Officer (January 2008 - present),
(DOB: 1/24/67)         Chief Compliance                   Transamerica Funds, ATST and TIS;
                       Officer                            Vice President and Chief Compliance Officer, DISVF, DIFG, DIFG II and
                                                          DIP (1998 - present);
                                                          Vice President and Chief Compliance Officer, TII (2008 - present);
                                                          Senior Vice President and Chief Compliance Officer, TAM (2008 - present);
                                                          Senior Vice President, TFS (2008 - present);
                                                          Director, Vice President and Chief Compliance Officer, Diversified
                                                          Investors Securities Corp. (1999 - present).

Michael A. Masson      Assistant Treasurer Since 2005     Assistant Treasurer (November 2007 - present), Assistant Vice President
(DOB:  1/21/71)                                           (2005 - 2007), TII;
                                                          Assistant Treasurer, (July 2007 - present), Assistant Vice President
                                                          (2005 - 2007), Transamerica Funds, ATST and TIS;
                                                          Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (July 2007 - present);
                                                          Director of Financial Reporting, TFS and TAM (2005 - present);
                                                          Assistant Vice President, JPMorgan Chase & Co. (1999 - 2005).

Suzanne Valerio-       Assistant Treasurer Since 2007     Assistant Treasurer, TII (November 2007 - present);
Montemurro                                                Assistant Treasurer, Transamerica Funds, ATST and TIS (July 2007 -
(DOB:  8/13/64)                                           present);
                                                          Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (July 2007 - present);
                                                          Vice President, Diversified (1998 - present).

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

----------

* Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Trustee is terminated in accordance with the Trust's Declaration of Trust.

**    May be deemed an "interested person" (as that term is defined in the 1940
      Act) of the Trust because of his employment with TAM or an affiliate of TAM. *** Elected and serves at the pleasure of the Board of Trustees of the Trust.

**** Independent trustee ("Independent Trustee") means a trustee who is not an "interested person" (as defined under the 1940 Act) of the Trust.

COMMITTEES OF THE BOARD

The Board of Trustees has the following standing committees that each performs specialized functions: an Audit Committee and a Nominating Committee.

                                                                                                             NUMBER OF
                                                                                                           MEETINGS HELD
                                                                                                          DURING LAST FISCAL
COMMITTEE                         FUNCTIONS                                       MEMBERS                  YEAR 10/31/2007
---------                         ---------                                       -------                  ---------------
AUDIT      The Audit Committee (1) oversees the accounting and reporting John W. Waechter, Chairperson;            4
           policies and practices of the Trust; (2) oversees the quality Leo J. Hill
           and integrity of the financial statements of the Trust; (3)   Neal M. Jewell
           approves, prior to appointment, the engagement of the Trust's Russell A. Kimball, Jr.
           independent auditors; and (4) reviews and evaluates the       Eugene M. Mannella
           independent auditors' qualifications, independence and        Norm R. Nielsen
           performance. The independent auditors for the Trust report    Joyce Galpern Norden
           directly to the Audit Committee.                              Patricia L. Sawyer

                                                                                                             NUMBER OF
                                                                                                           MEETINGS HELD
                                                                                                          DURING LAST FISCAL
COMMITTEE                         FUNCTIONS                                       MEMBERS                  YEAR 10/31/2007
---------                         ---------                                       -------                  ---------------
NOMINATING The primary purposes and responsibilities of the              Patricia L. Sawyer, Chairperson,          1
           Committee are to (i) identify individuals qualified to        Leo J. Hill
           become members of the Board in the event that a position      John W. Waechter;
           is vacated or created, (ii) consider all candidates           Russell A. Kimball, Jr.
           proposed to become members of the Board, subject to the       Neal M. Jewell
           procedures and policies set forth in this Charter or          Eugene M. Mannella
           resolutions of the Board, (iii) select and nominate, or       Norm R. Nielsen
           recommend for nomination by the Board, candidates for         Joyce Galpern Norden
           election as Trustees and (iv) set any necessary
           standards or qualifications for service on the Board.


----------

* The Governance/Nominating Committee was renamed the Nominating Committee on November 7, 2007.

** The Compensation Committee, Valuation Oversight Committee, Proxy Voting/Marketing Committee and the Contract Review Committee were dissolved on November 7, 2007.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2007. Messrs. Jewell and Manella and Mss. Norden and Sawyer became Trustees on October 30, 2007. Ms. Bane became a Trustee on March 1, 2008.

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
                              ALLIANCEBERNSTEIN          AMERICAN CENTURY LARGE          ASSET ALLOCATION -
    NAME OF TRUSTEE          INTERNATIONAL VALUE             COMPANY VALUE             CONSERVATIVE PORTFOLIO
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
                          ASSET ALLOCATION - GROWTH    ASSET ALLOCATION - MODERATE   ASSET ALLOCATION - MODERATE
    NAME OF TRUSTEE              PORTFOLIO                    PORTFOLIO                  GROWTH PORTFOLIO
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.        $10,001-$50,000              Over $100,000                  Over $100,000
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                $10,001-$50,000                   None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                Over $100,000                    None                      Over $100,000

                                                        DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY      SECURITIES TRANSAMERICA        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA      BJURMAN, BARRY MICRO       SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE               BALANCED                  EMERGING GROWTH          BLACKROCK GLOBAL ALLOCATION
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                    $10,001-$50,000                   None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                                                         DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          DOLLAR RANGE OF EQUITY       SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
                          SECURITIES IN TRANSAMERICA       BLACKROCK NATURAL          BNY MELLON MARKET NEUTRAL
    NAME OF TRUSTEE       BLACKROCK LARGE CAP VALUE           RESOURCES                    STRATEGY
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA     DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          CLARION GLOBAL REAL ESTATE   SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE              SECURITIES              CONVERTIBLE SECURITIES              EQUITY
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                    $10,001-$50,000
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                     Over $100,000
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                           DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                           SECURITY SECURITIES IN      SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
                           TRANSAMERICA EVERGREEN      EVERGREEN INTERNATIONAL           FEDERATED MARKET
    NAME OF TRUSTEE             HEALTH CARE                   SMALL CAP                    OPPORTUNITY
-----------------------   --------------------------   ---------------------------   ---------------------------

John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE            FLEXIBLE INCOME             GROWTH OPPORTUNITIES          HIGH YIELD BOND
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                      $1-$10,000                       None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.          $1-$10,000                $50,001-$100,000                 $1-$10,000
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                                                         DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY     SECURITIES IN TRANSAMERICA      DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA     JPMORGAN INTERNATIONAL      SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE            JENNISON GROWTH                   BOND                  JPMORGAN MID CAP VALUE
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.          $1-$10,000                      None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA      DOLLAR RANGE OF EQUITY
                            LEGG MASON PARTNERS ALL       LEGG MASON PARTNERS        SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE                 CAP                     INVESTORS VALUE              LOOMIS SAYLES BOND
-----------------------   --------------------------   ---------------------------   ---------------------------

John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                    $10,001-$50,000             $50,001-$100,000                    None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.        $50,001-$100,000                  None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE             MARSICO GROWTH         MARSICO INTERNATIONAL GROWTH   MFS INTERNATIONAL EQUITY
-----------------------   --------------------------   ----------------------------  ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                    $10,001-$50,000                   None                      Over $100,000
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                                                         DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY     SECURITIES IN TRANSAMERICA     SECURITIES IN TRANSAMERICA
                          SECURITIES IN TRANSAMERICA   MULTI-MANAGER ALTERNATIVE     MULTI-MANAGER INTERNATIONAL
    NAME OF TRUSTEE             MONEY MARKET              STRATEGIES PORTFOLIO              PORTFOLIO
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.         Over $100,000                    None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                     Over $100,000

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
                               NEUBERGER BERMAN          OPPENHEIMER DEVELOPING       OPPENHEIMER SMALL- & MID
    NAME OF TRUSTEE             INTERNATIONAL                  MARKETS                      CAP VALUE
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA     SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE       PIMCO REAL RETURN TIPS           PIMCO TOTAL RETURN        PROTECTED PRINCIPAL STOCK(1)
-----------------------   --------------------------   ---------------------------   ----------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                   $10,001-$50,000                     None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                           DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA     DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                           SCHRODERS INTERNATIONAL     SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE              SMALL CAP                SCIENCE & TECHNOLOGY            SHORT-TERM BOND
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                   $10,001-$50,000                     None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE          SMALL/MID CAP VALUE            TEMPLETON GLOBAL             THIRD AVENUE VALUE
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                   $10,001-$50,000                     None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                    Over $100,000                      None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE           UBS DYNAMIC ALPHA            UBS LARGE CAP VALUE             VALUE BALANCED
-----------------------   --------------------------   ---------------------------   ---------------------------
John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                     $10,001-$50,000
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                    $50,001-$100,000
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA         SECURITIES IN           SECURITIES IN TRANSAMERICA
                             VAN KAMPEN EMERGING            TRANSAMERICA VAN          VAN KAMPEN SMALL COMPANY
    NAME OF TRUSTEE             MARKETS DEBT              KAMPEN MID-CAP GROWTH               GROWTH
-----------------------   --------------------------   ---------------------------   ---------------------------

John K. Carter*                     None                         None                          None
Sandra N. Bane                      None                         None                          None
Leo J. Hill                         None                         None                          None
Neal M. Jewell                      None                         None                          None
Russell A. Kimball, Jr.             None                         None                          None
Eugene M. Manella                   None                         None                          None
Norm R. Nielsen                     None                         None                          None
Joyce Galpern Norden                None                         None                          None
Patricia L. Sawyer                  None                         None                          None
John W. Waechter                    None                         None                          None

                               AGGREGATE DOLLAR RANGE OF
                           EQUITY SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE             ASSET MANAGEMENT GROUP
    ---------------             ----------------------
    John K. Carter*                  None
    Sandra N. Bane                   None
      Leo J. Hill                Over $100,000
    Neal M. Jewell               Over $100,000
Russell A. Kimball, Jr.          Over $100,000
   Eugene M. Manella           $50,001-$100,000
    Norm R. Nielsen              Over $100,000
 Joyce Galpern Norden          $50,001-$100,000
  Patricia L. Sawyer             Over $100,000
   John W. Waechter              Over $100,000

----------

*     Interested Trustee

(1) Transamerica Protected Principal Stock was liquidated and dissolved on November 29, 2007.

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series. The Lead Independent Chairperson of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Chairperson and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2008 (the "Deferred Compensation Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge) or investment options under the Diversified Investors Funds Group II, as elected by the Trustee. It is not anticipated that the Deferred Compensation Plan will have any material impact on the funds.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

                               COMPENSATION TABLE

The following table provides compensation amounts paid to Independent Trustees of the funds for the fiscal year ended October 31, 2007. Messrs. Jewell and Manella and Mss. Norden, Sawyer and Bane did not receive compensation from the funds during the fiscal year ended October 31, 2007.

                               AGGREGATE COMPENSATION   AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                                  FROM TRANSAMERICA       FROM TRANSAMERICA       FROM TRANSAMERICA ASSET
                                  ALLIANCEBERNSTEIN     AMERICAN CENTURY LARGE   ALLOCATION - CONSERVATIVE
     NAME OF TRUSTEE             INTERNATIONAL VALUE        COMPANY VALUE                PORTFOLIO
----------------------------  ------------------------  -----------------------  -------------------------
Leo J. Hill, Trustee                   $1,056                   $1,464                     $1,499
Russell A. Kimball, Jr.                $1,056                   $1,464                     $1,499
Norm R. Nielsen                        $1,056                   $1,464                     $1,499
John W. Waechter                       $1,131                   $1,569                     $1,606

                               AGGREGATE COMPENSATION    AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                               FROM TRANSAMERICA ASSET  FROM TRANSAMERICA ASSET  FROM TRANSAMERICA ASSET
                                 ALLOCATION - GROWTH     ALLOCATION - MODERATE    ALLOCATION - MODERATE
     NAME OF TRUSTEE                  PORTFOLIO                PORTFOLIO             GROWTH PORTFOLIO
----------------------------  ------------------------  -----------------------  -------------------------
Leo J. Hill, Trustee                   $4,923                    $4,777                   $8,569
Russell A. Kimball, Jr.                $4,923                    $4,777                   $8,569
Norm R. Nielsen                        $4,923                    $4,777                   $8,569
John W. Waechter                       $5,275                    $5,119                   $9,181

                                                         AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                               AGGREGATE COMPENSATION      FROM TRANSAMERICA        FROM TRANSAMERICA
                                  FROM TRANSAMERICA       BJURMAN, BARRY MICRO       BLACKROCK GLOBAL
     NAME OF TRUSTEE                  BALANCED              EMERGING GROWTH             ALLOCATION
----------------------------  ------------------------  -----------------------  -------------------------
Leo J. Hill, Trustee                    $461                      $169                    $1,196
Russell A. Kimball, Jr.                 $461                      $169                    $1,196
Norm R. Nielsen                         $461                      $169                    $1,196
John W. Waechter                        $494                      $181                    $1,281

                                                         AGGREGATE COMPENSATION  AGGREGATE COMPENSATION
                               AGGREGATE COMPENSATION      FROM TRANSAMERICA     FROM TRANSAMERICA BNY
                                  FROM TRANSAMERICA        BLACKROCK NATURAL     MELLON MARKET NEUTRAL
     NAME OF TRUSTEE          BLACKROCK LARGE CAP VALUE        RESOURCES                STRATEGY
----------------------------  -------------------------  ----------------------  ----------------------
Leo J. Hill, Trustee                   $1,417                     $204                    $227
Russell A. Kimball, Jr.                $1,417                     $204                    $227
Norm R. Nielsen                        $1,417                     $204                    $227
John W. Waechter                       $1,519                     $219                    $244

                               AGGREGATE COMPENSATION
                              FROM TRANSAMERICA CLARION  AGGREGATE COMPENSATION
                                 GLOBAL REAL ESTATE        FROM TRANSAMERICA      AGGREGATE COMPENSATION
     NAME OF TRUSTEE                 SECURITIES          CONVERTIBLE SECURITIES  FROM TRANSAMERICA EQUITY
----------------------------  -------------------------  ----------------------  ------------------------
Leo J. Hill, Trustee                    $822                      $537                  $4,392
Russell A. Kimball, Jr.                 $822                      $537                  $4,392
Norm R. Nielsen                         $822                      $537                  $4,392
John W. Waechter                        $881                      $575                  $4,706

                                                       AGGREGATE COMPENSATION    AGGREGATE COMPENSATION
                              AGGREGATE COMPENSATION      FROM TRANSAMERICA        FROM TRANSAMERICA
                                FROM TRANSAMERICA      EVERGREEN INTERNATIONAL      FEDERATED MARKET
     NAME OF TRUSTEE          EVERGREEN HEALTH CARE           SMALL CAP               OPPORTUNITY
----------------------------  ----------------------   -----------------------   ------------------------
Leo J. Hill, Trustee                  $1,032                   $1,277                     $140
Russell A. Kimball, Jr.               $1,032                   $1,277                     $140
Norm R. Nielsen                       $1,032                   $1,277                     $140
John W. Waechter                      $1,106                   $1,369                     $150

                                AGGREGATE COMPENSATION     AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                              FROM TRANSAMERICA FLEXIBLE  FROM TRANSAMERICA GROWTH    FROM TRANSAMERICA HIGH
     NAME OF TRUSTEE                    INCOME                  OPPORTUNITIES               YIELD BOND
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                    $  933                      $857                     $1,032
Russell A. Kimball, Jr.                 $  933                      $857                     $1,032
Norm R. Nielsen                         $  933                      $857                     $1,032
John W. Waechter                        $1,000                      $919                     $1,106

                                                           AGGREGATE COMPENSATION
                                AGGREGATE COMPENSATION        FROM TRANSAMERICA      AGGREGATE COMPENSATION
                                  FROM TRANSAMERICA        JPMORGAN INTERNATIONAL       FROM TRANSAMERICA
     NAME OF TRUSTEE               JENNISON GROWTH                  BOND              JPMORGAN MID CAP VALUE
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                     $379                      $1,826                     $665
Russell A. Kimball, Jr.                  $379                      $1,826                     $665
Norm R. Nielsen                          $379                      $1,826                     $665
John W. Waechter                         $406                      $1,956                     $713

                                                           AGGREGATE COMPENSATION
                                AGGREGATE COMPENSATION     FROM TRANSAMERICA LEGG     AGGREGATE COMPENSATION
                                FROM TRANSAMERICA LEGG    MASON PARTNERS INVESTORS   FROM TRANSAMERICA LOOMIS
     NAME OF TRUSTEE            MASON PARTNERS ALL CAP              VALUE                  SAYLES BOND
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                     $484                       $233                     $408
Russell A. Kimball, Jr.                  $484                       $233                     $408
Norm R. Nielsen                          $484                       $233                     $408
John W. Waechter                         $519                       $250                     $438

                                AGGREGATE COMPENSATION     AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                              FROM TRANSAMERICA MARSICO   FROM TRANSAMERICA MARSICO   FROM TRANSAMERICA MFS
     NAME OF TRUSTEE                    GROWTH              INTERNATIONAL GROWTH       INTERNATIONAL EQUITY
----------------------------  --------------------------  -------------------------  -----------------------
Leo J. Hill, Trustee                     $642                      $1,114                       $105
Russell A. Kimball, Jr.                  $642                      $1,114                       $105
Norm R. Nielsen                          $642                      $1,114                       $105
John W. Waechter                         $688                      $1,194                       $113

                                                           AGGREGATE COMPENSATION    AGGREGATE COMPENSATION
                                AGGREGATE COMPENSATION    FROM TRANSAMERICA MULTI-  FROM TRANSAMERICA MULTI-
                               FROM TRANSAMERICA MONEY       MANAGER ALTERNATIVE      MANAGER INTERNATIONAL
     NAME OF TRUSTEE                    MARKET              STRATEGIES PORTFOLIO            PORTFOLIO
----------------------------  --------------------------  ------------------------  ------------------------
Leo J. Hill, Trustee                    $1,237                       $58                        $665
Russell A. Kimball, Jr.                 $1,237                       $58                        $665
Norm R. Nielsen                         $1,237                       $58                        $665
John W. Waechter                        $1,325                       $63                        $713

                                                           AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                                AGGREGATE COMPENSATION        FROM TRANSAMERICA         FROM TRANSAMERICA
                                TRANSAMERICA NEUBERGER     OPPENHEIMER DEVELOPING   OPPENHEIMER SMALL- & MID-
     NAME OF TRUSTEE             BERMAN INTERNATIONAL              MARKETS                  CAP VALUE
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                    $1,248                     $1,161                     $321
Russell A. Kimball, Jr.                 $1,248                     $1,161                     $321
Norm R. Nielsen                         $1,248                     $1,161                     $321
John W. Waechter                        $1,338                     $1,244                     $344

                                AGGREGATE COMPENSATION      AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                                FROM TRANSAMERICA PIMCO    FROM TRANSAMERICA PIMCO       FROM TRANSAMERICA
     NAME OF TRUSTEE               REAL RETURN TIPS              TOTAL RETURN       PROTECTED PRINCIPAL STOCK(2)
----------------------------  --------------------------  ------------------------  ----------------------------
Leo J. Hill, Trustee                    $1,668                      $1,196                      $87
Russell A. Kimball, Jr.                 $1,668                      $1,196                      $87
Norm R. Nielsen                         $1,688                      $1,196                      $87
John W. Waechter                         1,788                      $1,281                      $94

                                AGGREGATE COMPENSATION
                                   FROM TRANSAMERICA        AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                                SCHRODERS INTERNATIONAL   FROM TRANSAMERICA SCIENCE   FROM TRANSAMERICA SHORT-
     NAME OF TRUSTEE                   SMALL CAP                 & TECHNOLOGY                TERM BOND
----------------------------  --------------------------  -------------------------   ------------------------
Leo J. Hill, Trustee                      $0                       $239                      $1,289
Russell A. Kimball, Jr.                   $0                       $239                      $1,289
Norm R. Nielsen                           $0                       $239                      $1,289
John W. Waechter                          $0                       $256                      $1,381

                                AGGREGATE COMPENSATION     AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                                  FROM TRANSAMERICA           FROM TRANSAMERICA      FROM TRANSAMERICA THIRD
     NAME OF TRUSTEE             SMALL/MID CAP VALUE          TEMPLETON GLOBAL             AVENUE VALUE
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                    $1,377                      $589                        $636
Russell A. Kimball, Jr.                 $1,377                      $589                        $636
Norm R. Nielsen                         $1,377                      $589                        $636
John W. Waechter                        $1,475                      $631                        $681

                                AGGREGATE COMPENSATION     AGGREGATE COMPENSATION      AGGREGATE COMPENSATION
                                FROM TRANSAMERICA UBS       FROM TRANSAMERICA UBS     FROM TRANSAMERICA VALUE
     NAME OF TRUSTEE                DYNAMIC ALPHA              LARGE CAP VALUE                BALANCED
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                     $402                      $1.552                       $157
Russell A. Kimball, Jr.                  $402                      $1,552                       $157
Norm R. Nielsen                          $402                      $1,552                       $157
John W. Waechter                         $431                      $1,663                       $169

                                AGGREGATE COMPENSATION                                AGGREGATE COMPENSATION
                                FROM TRANSAMERICA VAN      AGGREGATE COMPENSATION     FROM TRANSAMERICA VAN
                               KAMPEN EMERGING MARKETS      FROM TRANSAMERICA VAN      KAMPEN SMALL COMPANY
     NAME OF TRUSTEE                     DEBT               KAMPEN MID-CAP GROWTH             GROWTH
----------------------------  --------------------------  ------------------------  -------------------------
Leo J. Hill, Trustee                     $863                       $210                        $513
Russell A. Kimball, Jr.                  $863                       $210                        $513
Norm R. Nielsen                          $863                       $210                        $513
John W. Waechter                         $925                       $225                        $550

                                    PENSION OR RETIREMENT      TOTAL COMPENSATION PAID TO
                                 BENEFITS ACCRUED AS PART OF   TRUSTEES FROM FUND ASSET
     NAME OF TRUSTEE                    FUND EXPENSES             MANAGEMENT GROUP(1)
------------------------------   ---------------------------   --------------------------
Leo J. Hill, Trustee                         $0                        $140,000
Neal M. Jewell, Trustee                      $0                        $122,834
Russell A. Kimball, Jr.                      $0                        $140,000
Eugene M. Manella, Trustee                   $0                        $ 95,834
Norm R. Nielsen                              $0                        $140,000
Joyce Galpern Norden, Trustee                $0                        $ 97,834
Patricia L. Sawyer, Trustee                  $0                        $112,834
John W. Waechter                             $0                        $148,334

----------
(1) Of this aggregate compensation, the total amounts deferred from the funds (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2007 were as follows: Leo J. Hill, $29,803; Neal M. Jewell, $0; Russell A. Kimball, Jr.,$0; Eugene M. Manella, $0; Norm R. Nielsen, $0; Joyce Galpern Norden, $0; Patricia L. Sawyer, $0; and John W. Waechter, $0.

(2) Transamerica Protected Principal Stock was liquidated and dissolved November 29, 2007.

On October 30, 2007, individuals in the table below left from the Board of Trustees of the Trust. For the fiscal year ended October 31, 2007, the Trust paid compensation to them as shown in the table below:

                                AGGREGATE COMPENSATION      AGGREGATE COMPENSATION      AGGREGATE COMPENSATION
                                   FROM TRANSAMERICA      FROM TRANSAMERICA AMERICAN   FROM TRANSAMERICA ASSET
                                   ALLIANCEBERNSTEIN        CENTURY LARGE COMPANY     ALLOCATION - CONSERVATIVE
     NAME OF TRUSTEE              INTERNATIONAL VALUE               VALUE                     PORTFOLIO
----------------------------  --------------------------  --------------------------  -------------------------
Robert L. Anderson                      $1,267                      $1,757                      $1,799
Peter R. Brown                          $1,629                      $2,259                      $2,313
Daniel Calabria                         $1,267                      $1,757                      $1,799
Janice B. Case                          $1,267                      $1,757                      $1,799
Charles C. Harris                       $1,267                      $1,757                      $1,799
William W. Short, Jr.                   $1,267                      $1,757                      $1,799
Jack E. Zimmerman                       $1,267                      $1,757                      $1,799

                                                              AGGREGATE COMPENSATION
                                 AGGREGATE COMPENSATION       FROM TRANSAMERICA ASSET    AGGREGATE COMPENSATION FROM
                                 FROM TRANSAMERICA ASSET       ALLOCATION - MODERATE    TRANSAMERICA ASSET ALLOCATION
     NAME OF TRUSTEE          ALLOCATION - GROWTH PORTFOLIO          PORTFOLIO           - MODERATE GROWTH PORTFOLIO
----------------------------  -----------------------------  -------------------------  -----------------------------
Robert L. Anderson                       $5,908                       $5,733                      $10,283
Peter R. Brown                           $7,596                       $7,371                      $13,221
Daniel Calabria                          $5,908                       $5,733                      $10,283
Janice B. Case.                          $5,908                       $5,733                      $10,283
Charles C. Harris                        $5,908                       $5,733                      $10,283
William W. Short, Jr.                    $5,908                       $5,733                      $10,283
Jack E. Zimmerman                        $5,908                       $5,733                      $10,283

                                                               AGGREGATE COMPENSATION
                                                             FROM TRANSAMERICA BJURMAN, AGGREGATE COMPENSATION FROM
                                 AGGREGATE COMPENSATION         BARRY MICRO EMERGING       TRANSAMERICA BLACKROCK
         NAME OF TRUSTEE       FROM TRANSAMERICA BALANCED              GROWTH                GLOBAL ALLOCATION
----------------------------  -----------------------------  --------------------------  --------------------------
Robert L. Anderson                        $553                         $203                       $1,435
Peter R. Brown                            $711                         $261                       $1,845
Daniel Calabria                           $553                         $203                       $1,435
Janice B. Case.                           $553                         $203                       $1,435
Charles C. Harris                         $553                         $203                       $1,435
William W. Short, Jr.                     $553                         $203                       $1,435
Jack E. Zimmerman                         $553                         $203                       $1,435

                                                              AGGREGATE COMPENSATION
                                 AGGREGATE COMPENSATION          FROM TRANSAMERICA       AGGREGATE COMPENSATION FROM
                                    FROM TRANSAMERICA            BLACKROCK NATURAL         TRANSAMERICA BNY MELLON
     NAME OF TRUSTEE            BLACKROCK LARGE CAP VALUE            RESOURCES             MARKET NEUTRAL STRATEGY
----------------------------  -----------------------------  -------------------------   --------------------------
Robert L. Anderson                       $1,701                       $245                          $273
Peter R. Brown                           $2,187                       $315                          $351
Daniel Calabria                          $1,701                       $245                          $273
Janice B. Case.                          $1,701                       $245                          $273
Charles C. Harris                        $1,701                       $245                          $273
William W. Short, Jr.                    $1,701                       $245                          $273
Jack E. Zimmerman                        $1,701                       $245                          $273

                               AGGREGATE COMPENSATION
                              FROM TRANSAMERICA CLARION  AGGREGATE COMPENSATION
                                GLOBAL REAL ESTATE           FROM TRANSAMERICA    AGGREGATE COMPENSATION FROM
     NAME OF TRUSTEE                SECURITIES            CONVERTIBLE SECURITIES      TRANSAMERICA EQUITY
----------------------------  -------------------------  -----------------------  ---------------------------
Robert L. Anderson                    $  987                        $644                      $5,271
Peter R. Brown                        $1,269                        $828                      $6,777
Daniel Calabria                       $  987                        $644                      $5,271
Janice B. Case.                       $  987                        $644                      $5,271
Charles C. Harris                     $  987                        $644                      $5,271
William W. Short, Jr.                 $  987                        $644                      $5,271
Jack E. Zimmerman                     $  987                        $644                      $5,271

                                                         AGGREGATE COMPENSATION
                                AGGREGATE COMPENSATION      FROM TRANSAMERICA     AGGREGATE COMPENSATION FROM
                                  FROM TRANSAMERICA      EVERGREEN INTERNATIONAL    TRANSAMERICA FEDERATED
     NAME OF TRUSTEE            EVERGREEN HEALTH CARE           SMALL CAP              MARKET OPPORTUNITY
----------------------------  -------------------------  -----------------------  ---------------------------
Robert L. Anderson                       $1,239                   $1,533                     $168
Peter R. Brown                           $1,539                   $1.971                     $216
Daniel Calabria                          $1,239                   $1,533                     $168
Janice B. Case.                          $1,239                   $1,533                     $168
Charles C. Harris                        $1,239                   $1,533                     $168
William W. Short, Jr.                    $1,239                   $1,533                     $168
Jack E. Zimmerman                        $1,239                   $1,533                     $168
                                                                  $1,533                     $168

                                AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                              FROM TRANSAMERICA FLEXIBLE  FROM TRANSAMERICA GROWTH  AGGREGATE COMPENSATION FROM
     NAME OF TRUSTEE                    INCOME                 OPPORTUNITIES        TRANSAMERICA HIGH YIELD BOND
----------------------------  --------------------------  ------------------------  ----------------------------

Robert L. Anderson                       $1,120                   $1,029                       $1,239
Peter R. Brown                           $1,440                   $1,323                       $1,593
Daniel Calabria                          $1,120                   $1,029                       $1,239
Janice B. Case.                          $1,120                   $1,029                       $1,239
Charles C. Harris                        $1,120                   $1,029                       $1,239
William W. Short, Jr.                    $1,120                   $1,029                       $1,239
Jack E. Zimmerman                        $1,120                   $1,029                       $1,239

                                                           AGGREGATE COMPENSATION
                                 AGGREGATE COMPENSATION       FROM TRANSAMERICA      AGGREGATE COMPENSATION FROM
                              FROM TRANSAMERICA JENNISON  JPMORGAN INTERNATIONAL     TRANSAMERICA JPMORGAN MID
     NAME OF TRUSTEE                     GROWTH                     BOND                      CAP VALUE
----------------------------  --------------------------  ------------------------  ----------------------------
Robert L. Anderson                        $455                    $2,191                    $  798
Peter R. Brown                            $585                    $2.817                    $1.026
Daniel Calabria                           $455                    $2,191                       798
Janice B. Case.                           $455                    $2,191                       798
Charles C. Harris                         $455                    $2,191                       798
William W. Short, Jr.                     $455                    $2,191                       798
Jack E. Zimmerman                         $455                    $2,191                       798

                                                                AGGREGATE
                               AGGREGATE COMPENSATION       COMPENSATION FROM      AGGREGATE COMPENSATION FROM
                               FROM TRANSAMERICA LEGG     TRANSAMERICA LEGG MASON   TRANSAMERICA LOOMIS SAYLES
     NAME OF TRUSTEE           MASON PARTNERS ALL CAP    PARTNERS INVESTORS VALUE            BOND
----------------------------  -------------------------  ------------------------  ---------------------------
Robert L. Anderson                      $581                       $280                      $490
Peter R. Brown                          $747                       $360                      $630
Daniel Calabria                         $581                       $280                      $490
Janice B. Case.                         $581                       $280                      $490
Charles C. Harris                       $581                       $280                      $490
William W. Short, Jr.                   $581                       $280                      $490
Jack E. Zimmerman                       $581                       $280                      $490

                               AGGREGATE COMPENSATION     AGGREGATE COMPENSATION    AGGREGATE COMPENSATION FROM
                              FROM TRANSAMERICA MARSICO  FROM TRANSAMERICA MARSICO        TRANSAMERICA MFS
     NAME OF TRUSTEE                   GROWTH              INTERNATIONAL GROWTH         INTERNATIONAL EQUITY
----------------------------  -------------------------  -------------------------  ---------------------------
Robert L. Anderson                      $770                      $1,337                      $126
Peter R. Brown                          $990                      $1,719                      $162
Daniel Calabria                         $770                      $1,337                      $126
Janice B. Case.                         $770                      $1,337                      $126
Charles C. Harris                       $770                      $1,337                      $126
William W. Short, Jr.                   $770                      $1,337                      $126
Jack E. Zimmerman                       $770                      $1,337                      $126

                                                         AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                               AGGREGATE COMPENSATION  FROM TRANSAMERICA MULTI-   FROM TRANSAMERICA MULTI-
                              FROM TRANSAMERICA MONEY    MANAGER ALTERNATIVE       MANAGER INTERNATIONAL
     NAME OF TRUSTEE                   MARKET            STRATEGIES PORTFOLIO            PORTFOLIO
----------------------------  -----------------------  ------------------------   ------------------------
Robert L. Anderson                     $1.484                    $70                       $  798
Peter R. Brown                         $1,908                    $90                       $1,026
Daniel Calabria                        $1.484                    $70                       $  798
Janice B. Case.                        $1.484                    $70                       $  798
Charles C. Harris                      $1.484                    $70                       $  798
William W. Short, Jr.                  $1.484                    $70                       $  798
Jack E. Zimmerman                      $1.484                    $70                       $  798

                                                        AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                               AGGREGATE COMPENSATION     FROM TRANSAMERICA          FROM TRANSAMERICA
                               TRANSAMERICA NEUBERGER   OPPENHEIMER DEVELOPING   OPPENHEIMER SMALL- & MID-
     NAME OF TRUSTEE            BERMAN INTERNATIONAL           MARKETS                   CAP VALUE
----------------------------  -----------------------  ------------------------  -------------------------
Robert L. Anderson                     $1,498                   $1,393                      $385
Peter R. Brown                         $1,926                   $1,791                      $495
Daniel Calabria                        $1,498                   $1,393                      $385
Janice B. Case.                        $1,498                   $1,393                      $385
Charles C. Harris                      $1,498                   $1,393                      $385
William W. Short, Jr.                  $1,498                   $1,393                      $385
Jack E. Zimmerman                      $1,498                   $1,393                      $385

                              AGGREGATE COMPENSATION    AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                              FROM TRANSAMERICA PIMCO   FROM TRANSAMERICA PIMCO  FROM TRANSAMERICA PROTECTED
     NAME OF TRUSTEE             REAL RETURN TIPS            TOTAL RETURN            PRINCIPAL STOCK(1)
----------------------------  -----------------------  ------------------------  ---------------------------
Robert L. Anderson                    $2,002                    $1,435                    $105
Peter R. Brown                        $2,574                    $1,845                    $135
Daniel Calabria                       $2,002                    $1,435                    $105
Janice B. Case.                       $2,002                    $1,435                    $105
Charles C. Harris                     $2,002                    $1,435                    $105
William W. Short, Jr.                 $2,002                    $1,435                    $105
Jack E. Zimmerman                     $2,002                    $1,435                    $105

                               AGGREGATE COMPENSATION
                                 FROM TRANSAMERICA        AGGREGATE COMPENSATION     AGGREGATE COMPENSATION
                              SCHRODERS INTERNATIONAL  FROM TRANSAMERICA SCIENCE &  FROM TRANSAMERICA SHORT-
     NAME OF TRUSTEE                 SMALL CAP                  TECHNOLOGY                 TERM BOND
----------------------------  -----------------------  ------------------------     ------------------------
Robert L. Anderson                      $0                        $287                      $1,547
Peter R. Brown                          $0                        $369                      $1,989
Daniel Calabria                         $0                        $287                      $1,547
Janice B. Case.                         $0                        $287                      $1,547
Charles C. Harris                       $0                        $287                      $1,547
William W. Short, Jr.                   $0                        $287                      $1,547
Jack E. Zimmerman                       $0                        $287                      $1,547

                                 AGGREGATE COMPENSATION    AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                              FROM TRANSAMERICA SMALL/MID    FROM TRANSAMERICA     FROM TRANSAMERICA THIRD
     NAME OF TRUSTEE                   CAP VALUE              TEMPLETON GLOBAL           AVENUE VALUE
----------------------------  ---------------------------  ----------------------  -----------------------
Robert L. Anderson                       $1,652                     $707                     $763
Peter R. Brown                           $2,125                     $909                     $981
Daniel Calabria                          $1,652                     $707                     $763
Janice B. Case.                          $1,652                     $707                     $763
Charles C. Harris                        $1,652                     $707                     $763
William W. Short, Jr.                    $1,652                     $707                     $763
Jack E. Zimmerman                        $1,652                     $707                     $763

                               AGGREGATE COMPENSATION  AGGREGATE COMPENSATION   AGGREGATE COMPENSATION
                               FROM TRANSAMERICA UBS   FROM TRANSAMERICA UBS   FROM TRANSAMERICA VALUE
     NAME OF TRUSTEE               DYNAMIC ALPHA          LARGE CAP VALUE              BALANCED
----------------------------  -----------------------  ----------------------  -----------------------
Robert L. Anderson                      $483                   $1,862                    $189
Peter R. Brown                          $621                   $2,394                    $243
Daniel Calabria                         $483                   $1,862                    $189
Janice B. Case.                         $483                   $1,862                    $189
Charles C. Harris                       $483                   $1,862                    $189
William W. Short, Jr.                   $483                   $1,862                    $189
Jack E. Zimmerman                       $483                   $1,862                    $189

                               AGGREGATE COMPENSATION                           AGGREGATE COMPENSATION
                               FROM TRANSAMERICA VAN   AGGREGATE COMPENSATION   FROM TRANSAMERICA VAN
                              KAMPEN EMERGING MARKETS  FROM TRANSAMERICA VAN     KAMPEN SMALL COMPANY
     NAME OF TRUSTEE                    DEBT           KAMPEN MID-CAP GROWTH            GROWTH
----------------------------  -----------------------  ----------------------  -----------------------
Robert L. Anderson                     $1,036                   $252                     $616
Peter R. Brown                         $1.332                   $324                     $792
Daniel Calabria                        $1,036                   $252                     $616
Janice B. Case.                        $1,036                   $252                     $616
Charles C. Harris                      $1,036                   $252                     $616
William W. Short, Jr.                  $1,036                   $252                     $616
Jack E. Zimmerman                      $1,036                   $252                     $616

                                 PENSION OR RETIREMENT     TOTAL COMPENSATION PAID TO
                              BENEFITS ACCRUED AS PART OF   TRUSTEES FROM FUND ASSET
         NAME OF TRUSTEE           FUND EXPENSES(2)             MANAGEMENT GROUP(3)
----------------------------  ---------------------------  --------------------------
Robert L. Anderson                  $      -                      $ 70,000
Peter R. Brown                      $210,000                      $208,000
Daniel Calabria                     $ 96,000                      $168,000
Janice B. Case.                     $ 64,000                      $168,000
Charles C. Harris                   $ 96,000                      $168,000
William W. Short, Jr.               $160,000                      $168,000
Jack E. Zimmerman                   $160,000                      $ 70,000

----------
(1) Transamerica Protected Principal Stock was liquidated and dissolved November 29, 2007.

(2) Pursuant to a prior emeritus retirement plan, the listed amounts were accrued in the 2006 fiscal year and were paid out on January 2, 2008.

(3) Of this aggregate compensation, the total amounts deferred from Transamerica Funds (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2007 were as follows: Robert L. Anderson, $17,962; Peter R. Brown, $39; Daniel Calabria, $26,141; Janice B. Case, $0; Charles C. Harris, $0; William W. Short, Jr., $70,180; and Jack E. Zimmerman, $1,238.

As of October 31, 2007, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust's series.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of the Trust has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust ("Secretary"), as follows:

                                 Board of Trustees
                                 Transamerica Funds
                                 c/o Secretary
                                 570 Carillon Parkway
                                 St. Petersburg, Florida 33716

Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                               DEALER REALLOWANCES


CLASS A, CLASS B, CLASS C, AND CLASS T SHARES ONLY (NOT APPLICABLE TO CLASS I OR CLASS R SHARES).

Transamerica Funds sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.


Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.



                        CLASS A SHARE DEALER REALLOWANCES



  (all funds except Transamerica Flexible Income, Transamerica High Yield Bond, Transamerica Convertible Securities, Transamerica Money Market and Transamerica
                                Short-Term Bond)



                                            REALLOWANCE TO DEALERS AS A
           AMOUNT OF PURCHASE                PERCENT OF OFFERING PRICE
----------------------------------------    ---------------------------
UNDER $50 THOUSAND                                     4.75%
    $50 Thousand to under $100 Thousand                4.00%
    $100 Thousand to under $250 Thousand               2.75%
    $250 Thousand to under $500 Thousand               2.25%
    $500 Thousand to under $1 Million                  1.75%
FOR PURCHASES OF $1 MILLION AND ABOVE:
    $1 Million to under $5 Million                     1.00%*
    $5 Million to under $50 Million                 Plus 0.50%*
    $50 Million and above                           Plus 0.25%*


                        CLASS A SHARE DEALER REALLOWANCES


 (Transamerica Flexible Income, Transamerica High Yield Bond and Transamerica
                             Convertible Securities)


                                            REALLOWANCE TO DEALERS AS A
           AMOUNT OF PURCHASE                PERCENT OF OFFERING PRICE
----------------------------------------    ---------------------------
UNDER $50 THOUSAND                                     4.00%
    $50 Thousand to under $100 Thousand                3.25%
    $100 Thousand to under $250 Thousand               2.75%
    $250 Thousand to under $500 Thousand               1.75%
    $500 Thousand to under $1 Million                  1.00%
FOR PURCHASES OF $1 MILLION AND ABOVE:
    $1 Million to under $5 Million                     0.50%*
    $5 Million and above                            Plus 0.25%*


                        CLASS A SHARE DEALER REALLOWANCES
                         (TRANSAMERICA SHORT-TERM BOND)

                                            REALLOWANCE TO DEALERS AS A
           AMOUNT OF PURCHASE                PERCENT OF OFFERING PRICE
----------------------------------------    ---------------------------
UNDER $500 THOUSAND                                    2.00%
    $500 Thousand to under $750 Thousand               1.60%
    $750 Thousand to under $1 Million                  1.20%
FOR PURCHASES OF $1 MILLION AND ABOVE:
    $1 Million to under $5 million                     0.50%
    $5 Million and above                            Plus 0.25%*

----------
* No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI , and for purchases made by a retirement plan described in
      Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code.

                        CLASS B SHARE DEALER REALLOWANCES



                                            REALLOWANCE TO DEALERS AS A
           AMOUNT OF PURCHASE                PERCENT OF OFFERING PRICE
----------------------------------------    ---------------------------
All purchases                                          4.00%*


                        CLASS C SHARE DEALER REALLOWANCES

                                            REALLOWANCE TO DEALERS AS A
           AMOUNT OF PURCHASE                PERCENT OF OFFERING PRICE
----------------------------------------    ---------------------------
All purchases                                        1.00%**(a)

                        CLASS T SHARE DEALER REALLOWANCES
                              (Transamerica Equity)

                                            REALLOWANCE TO DEALERS AS A
           AMOUNT OF PURCHASE                PERCENT OF OFFERING PRICE
----------------------------------------    ---------------------------
Under $10,000                                          7.00%
$10,000 to under $25,000                               6.25%
$25,000 to under $50,000                               5.50%
$50,000 to under $75,000                               5.00%
$75,000 to under $100,000                              4.25%
$100,000 to under $250,000                             3.75%
$250,000 to under $500,000                             2.50%
$500,000 to under $1,000,000                           1.00%
$1,000,000 and over                                    1.00%

----------
* From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

** From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.

(a) All shares designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares.

Please note that Class A, B and C shares of the following funds are no longer offered for sale: Transamerica American Century Large Company Value; Transamerica Clarion Global Real Estate Securities; Transamerica Jennison Growth; Transamerica MFS International Equity; Transamerica Marsico Growth; Transamerica PIMCO Real Return TIPS; Transamerica PIMCO Total Return; Transamerica Legg Mason Partners Investors Value; and Transamerica Evergreen Health Care.


                               DISTRIBUTION PLANS



CLASS A, CLASS B, CLASS C, AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I AND CLASS T SHARES).


As stated in the prospectus, each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C, and Class R shares of the fund. This Plan is structured as a Compensation Plan. Class I shares and Class T shares of Transamerica Equity are not subject to distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the funds under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plan, a fund may pay TCI annual distribution and service fees of up to 0.35% of the average daily net assets of a fund's Class A shares. For Class B shares, a fund may pay TCI annual distribution and service fees of up to 1.00% and an annual

For Class C shares, a fund may pay TCI annual distribution and service fees of up to 1.00%. For Class R shares, a fund may pay TCI annual distribution and service fees of up to 0.50%. Effective on the close of business on February 28, 2006, the following funds ceased accepting new investments (other than reinvestment of dividends and distributions) and ceased the payment by each class of shares of the funds of Rule 12b-1 fees at least until March 1, 2009:
Transamerica American Century Large Company Value; Transamerica Clarion Global Real Estate Securities; Transamerica Evergreen Health Care; Transamerica Jennison Growth; Transamerica Legg Mason Partners Investors Value; Transamerica Marsico Growth; Transamerica MFS International Equity; Transamerica PIMCO Real Return TIPS; and Transamerica PIMCO Total Return.


TCI may use the fees payable under the Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, or Class R shares, or in personal service to and/or maintenance of these shareholder accounts. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of TCI;

      Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

      In the case of a fund or a class of shares that is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

      The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A, Class B, Class C, or Class R shares of the funds and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the fund shall be committed to the discretion of the Trustees who are not interested persons of the fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. The Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the fund's Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                                DISTRIBUTION FEES

CLASS A, CLASS B, CLASS C, AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I AND CLASS T SHARES, WHICH DO NOT INCUR DISTRIBUTION FEES).

Total distribution expenses incurred by TCI for the costs of promotion and distribution with respect to Class A, B, and C shares for the funds for the fiscal year ended October 31, 2007 were as follows:

             TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

                                              CLASS A      CLASS B      CLASS C      CLASS R
                                            ----------   ----------   ----------   ----------
Promotion and Distribution Expenses
Compensation to dealers                     $  562,872   $  683,985   $2,851,004   $      794
Compensation to sales personnel                433,000      108,422      497,174        2,354
Printing and postage                            50,855       13,162       60,658          226
Promotional expenses                            53,242       13,254       60,618          281
Travel                                          45,980       11,192       53,134          244
Office and other expenses                      270,406       67,172      315,840        1,517
                                            ----------   ----------   ----------   ----------
                 TOTALS                     $1,416,355   $  897,187   $3,838,428   $    5,416
                                            ==========   ==========   ==========   ==========

                TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO

                                          CLASS A       CLASS B      CLASS C        CLASS R
                                        -----------   -----------   -----------   ----------
Promotion and Distribution Expenses
Compensation to dealers                 $ 1,755,074   $ 2,700,371   $10,094,899   $   11,081
Compensation to sales personnel           1,344,355       420,599     1,847,380       20,438
Printing and postage                        160,600        49,587       219,200        1,613
Promotional expenses                        163,825        51,989       226,906        2,541
Travel                                      140,181        44,797       196,689        2,195
Office and other expenses                   842,075       260,976     1,157,557       12,624
                                        -----------   -----------   -----------   ----------
                 TOTALS                 $ 4,406,110   $ 3,528,319   $13,742,631   $   50,492
                                        ===========   ===========   ===========   ==========

               TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO

                                          CLASS A       CLASS B       CLASS C       CLASS R
                                        -----------   -----------   -----------   ----------
Promotion and Distribution Expenses
Compensation to dealers                 $ 1,448,510   $ 2,109,841   $ 9,792,253   $    3,475
Compensation to sales personnel           1,134,216       321,365     1,568,410        7,533
Printing and postage                        135,959        37,749       187,163          911
Promotional expenses                        138,809        39,939       192,739          943
Travel                                      120,073        34,515       166,741          969
Office and other expenses                   712,230       198,708       981,088        5,179
                                        -----------   -----------   -----------   ----------
                 TOTALS                 $ 3,689,797   $ 2,742,117   $12,888,394   $   19,010
                                        ===========   ===========   ===========   ==========

            TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

                                        CLASS A       CLASS B       CLASS C       CLASS R
                                      -----------   -----------   -----------   -----------
Promotion and Distribution Expenses
Compensation to dealers               $ 2,819,179   $ 4,603,706   $17,078,475   $     8,851
Compensation to sales personnel         2,144,925       711,869     3,021,915        18,729
Printing and postage                      253,061        83,271       359,162         1,876
Promotional expenses                      265,291        88,198       372,225         2,155
Travel                                    228,634        75,843       322,639         1,792
Office and other expenses               1,330,241       440,141     1,888,315        12,167
                                      -----------   -----------   -----------   -----------
                 TOTALS               $ 7,041,331   $ 6,003,028   $23,042,731   $    45,570
                                      ===========   ===========   ===========   ===========

                    TRANSAMERICA LEGG MASON PARTNERS ALL CAP

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $132,599   $298,623   $353,903
Compensation to sales personnel         44,327     47,833     27,755
Printing and postage                     5,166      5,520      3,205
Promotional expenses                     5,490      5,976      3,467
Travel                                   4,639      5,059      2,947
Office and other expenses               27,120     29,046     16,895
                                      --------   --------   --------
                 TOTALS               $219,341   $392,057   $408,172
                                      ========   ========   ========

           TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

                                      CLASS A    CLASS B     CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $ 38,976   $      0   $448,731
Compensation to sales personnel        127,409          0    146,345
Printing and postage                    17,416          0     20,909
Promotional expenses                    15,096          0     16,651
Travel                                  15,271          0     16,365
Office and other expenses               90,421          0    105,129
                                      --------   --------   --------
                 TOTALS               $304,589   $      0   $754,130
                                      ========   ========   ========

               TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO

                                        CLASS A     CLASS B      CLASS C
                                      ----------   ----------   ----------
Promotion and Distribution Expenses
Compensation to dealers               $  323,114   $  493,888   $1,719,478
Compensation to sales personnel          422,223       76,590      567,903
Printing and postage                      51,107        9,242       69,050
Promotional expenses                      51,460        9,414       69,310
Travel                                    45,289        8,282       62,056
Office and other expenses                268,976       48,394      365,145
                                      ----------   ----------   ----------
                 TOTALS               $1,162,169   $  645,810   $2,852,942
                                      ==========   ==========   ==========

                     TRANSAMERICA PROTECTED PRINCIPAL STOCK*

                                      CLASS A   CLASS B   CLASS C   CLASS M
                                      -------   -------   -------   -------
Promotion and Distribution Expenses
Compensation to dealers               $ 9,883   $53,658   $28,194   $ 8,254
Compensation to sales personnel         2,853     7,719     1,859       570
Printing and postage                      301       812       194        57
Promotional expenses                      374     1,020       246        77
Travel                                    321       893       215        68
Office and other expenses               1,666     4,515     1,089       328
                                      -------   -------   -------   -------
                 TOTALS               $15,398   $68,617   $31,797   $ 9,354
                                      =======   =======   =======   =======

----------
*     This fund was liquidated and dissolved on November 29, 2007.

                          TRANSAMERICA TEMPLETON GLOBAL

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $288,911   $215,366   $251,859
Compensation to sales personnel         87,499     32,001     21,210
Printing and postage                    10,185      3,749      2,463
Promotional expenses                    10,861      3,982      2,640
Travel                                   9,303      3,435      2,276
Office and other expenses               53,867     19,737     13,076
                                      --------   --------   --------
                 TOTALS               $460,626   $278,270   $293,524
                                      ========   ========   ========

                              TRANSAMERICA BALANCED

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $137,580   $320,260   $314,439
Compensation to sales personnel         44,190     44,092     23,658
Printing and postage                     5,159      5,121      2,773
Promotional expenses                     5,478      5,486      2,922
Travel                                   4,651      4,690      2,473
Office and other expenses               27,091     27,045     14,529
                                      --------   --------   --------
                 TOTALS               $224,149   $406,694   $360,794
                                      ========   ========   ========

                       TRANSAMERICA CONVERTIBLE SECURITIES

                                      CLASS A   CLASS B   CLASS C
                                      -------   -------   -------
Promotion and Distribution Expenses
Compensation to dealers               $24,285   $26,113   $23,235
Compensation to sales personnel        16,477     3,429     3,155
Printing and postage                    2,249       408       378
Promotional expenses                    1,817       425       389
Travel                                  1,514       378       319
Office and other expenses              11,109     2,164     1,907
                                      -------   -------   -------
                 TOTALS               $57,451   $32,917   $29,383
                                      =======   =======   =======

                              TRANSAMERICA EQUITY*

                                       CLASS A      CLASS B      CLASS C
                                      ----------   ----------   ----------
Promotion and Distribution Expenses
Compensation to dealers               $1,170,932   $  669,609   $  827,494
Compensation to sales personnel          436,541       94,585       82,825
Printing and postage                      51,491       11,133        9,488
Promotional expenses                      53,597       11,666       10,186
Travel                                    46,950       10,163        8,829
Office and other expenses                275,408       59,211       51,828
                                      ----------   ----------   ----------
                 TOTALS               $2,034,919   $  856,367   $  990,650
                                      ==========   ==========   ==========

                          TRANSAMERICA FLEXIBLE INCOME

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $ 42,541   $ 54,739   $ 98,554
Compensation to sales personnel         16,103      8,107     14,442
Printing and postage                     1,857        933      1,615
Promotional expenses                     2,012      1,015      1,790
Travel                                   1,784        858      1,480
Office and other expenses               10,068      4,905      8,713
                                      --------   --------   --------
                 TOTALS               $ 74,365   $ 70,557   $126,594
                                      ========   ========   ========

                        TRANSAMERICA GROWTH OPPORTUNITIES

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $136,662   $214,445   $198,630
Compensation to sales personnel         65,591     30,161     15,352
Printing and postage                     8,548      3,501      1,790
Promotional expenses                     7,473      3,757      1,897
Travel                                   5,943      3,222      1,594
Office and other expenses               42,012     18,517      9,386
                                      --------   --------   --------
                 TOTALS               $266,229   $273,603   $228,649
                                      ========   ========   ========

                          TRANSAMERICA HIGH YIELD BOND

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $110,508   $ 72,163   $107,390
Compensation to sales personnel         60,184     10,558     14,683
Printing and postage                     6,798      1,228      1,770
Promotional expenses                     7,941      1,318      1,743
Travel                                   7,055      1,111      1,521
Office and other expenses               35,658      6,395      9,527
                                      --------   --------   --------
                 TOTALS               $228,144   $ 92,773   $136,634
                                      ========   ========   ========

                            TRANSAMERICA MONEY MARKET

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $213,541   $119,698   $146,215
Compensation to sales personnel         52,429     21,037     10,512
Printing and postage                     6,262      2,430      1,252
Promotional expenses                     6,414      2,644      1,289
Travel                                   5,489      2,244      1,104
Office and other expenses               32,720     12,718      6,553
                                      --------   --------   --------
                 TOTALS               $316,855   $160,771   $166,925
                                      ========   ========   ========

                        TRANSAMERICA SCIENCE & TECHNOLOGY

                                      CLASS A   CLASS B   CLASS C
                                      -------   -------   -------
Promotion and Distribution Expenses
Compensation to dealers               $13,960   $17,042   $20,307
Compensation to sales personnel         7,291     2,356     1,689
Printing and postage                      958       297       208
Promotional expenses                      812       275       205
Travel                                    650       224       175
Office and other expenses               4,784     1,495     1,059
                                      -------   -------   -------
                 TOTALS               $28,455   $21,689   $23,643
                                      =======   =======   =======

                        TRANSAMERICA SMALL/MID CAP VALUE

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $160,036   $259,821   $507,703
Compensation to sales personnel        138,482     35,312     99,511
Printing and postage                    19,587      4,837     13,719
Promotional expenses                    15,522      3,968     10,995
Travel                                  13,420      3,366      9,449
Office and other expenses               93,895     23,663     68,041
                                      --------   --------   --------
                 TOTALS               $440,942   $330,967   $709,418
                                      ========   ========   ========

                           TRANSAMERICA VALUE BALANCED

                                      CLASS A    CLASS B    CLASS C
                                      --------   --------   --------
Promotion and Distribution Expenses
Compensation to dealers               $ 79,813   $ 61,074   $100,665
Compensation to sales personnel         24,769      8,951      9,309
Printing and postage                     2,861      1,025      1,115
Promotional expenses                     3,071      1,120      1,140
Travel                                   2,614        964        985
Office and other expenses               15,206      5,481      5,836
                                      --------   --------   --------
                 TOTALS               $128,334   $ 78,615   $119,050
                                      ========   ========   ========

----------
* Class T shares of Transamerica Equity are not subject to annual distribution and service fees.


                          NET ASSET VALUE DETERMINATION



The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.



When Share Price is Determined



The NAV of all funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).


Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Orders for shares of Transamerica Funds' Asset Allocation funds or investment in separate accounts of insurance companies and corresponding orders for the Transamerica Funds' underlying funds in which they invest are priced on the same day when orders for shares on the Transamerica Funds' Asset Allocation funds or investment orders in the separate accounts of investment companies are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares/insurance contracts of the Asset Allocation funds/separate accounts by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding shares of the Transamerica Funds underlying funds on the same day, so that both orders generally will receive a day's NAV.

How NAV is Determined



The NAV of each fund (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the fund (or class) that are then outstanding.


The Board of Trustees has approved procedures to be used to value the funds' securities for the purposes of determining the funds' NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the funds' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.


                        DIVIDENDS AND OTHER DISTRIBUTIONS


CLASS A, CLASS B, CLASS C, CLASS I, AND CLASS R SHARES.

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The quarterly ex-dividend date for Transamerica Asset Allocation - Conservative Portfolio will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which it invests. The December annual ex-dividend date for all other Asset Allocation funds will be 3 business days following the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B and Class C shares (also Class R shares) of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of Transamerica Equity and Class I), as a result of higher distribution and service fees applicable to the Class B, Class C, and Class R shares.


                              SHAREHOLDER ACCOUNTS



CLASS A, CLASS B, CLASS C, CLASS T AND CLASS R SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).



Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund's prospectus.

                               PURCHASE OF SHARES



THE FOLLOWING FUNDS ARE CLOSED TO NEW INVESTMENTS:


Transamerica American Century Large Company Value, Transamerica Clarion Global Real Estate Securities, Transamerica Evergreen Health Care, Transamerica Jennison Growth, Transamerica Legg Mason Partners Investors Value. Transamerica Marsico Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return.

CLASS A, CLASS B, CLASS C, CLASS I, AND CLASS T SHARES.

As stated in the prospectus, the funds currently offer investors a choice of four classes of shares: Class A, Class B, Class C, and Class I shares. As stated in the prospectus, Class I shares are currently offered for investment only to the Transamerica Asset Allocation funds; and ATST Asset Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio, ATST Asset Allocation - Moderate Portfolio and ATST International Moderate Growth Fund, each a series of ATST. Class I shares may be offered to other persons at any time, including institutional investors such as non-U.S.-insurers, domestic insurance companies and their separate accounts.

Transamerica Equity also includes Class T shares, which are not available for new investors. (All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, previously existing Class M shares were converted into Class C shares.)

Class A, Class B or Class C shares of a fund can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.

Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds' website at www.transamericafunds.com.


CLASS R SHARES.


As stated in the prospectus, Class R shares are currently offered for investment only by the following funds: Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio and Transamerica Asset Allocation - Moderate Portfolio, each a series of Transamerica Funds.


Class R shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans).



Class R shares are available only to eligible retirement plans where Class R shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).



                                RETIREMENT PLANS



CLASS A, CLASS B, AND CLASS C ONLY (NOT APPLICABLE TO CLASS I AND CLASS R
SHARES).


Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri ("State Street"), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)' balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.

                              REDEMPTION OF SHARES


Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B shares and Class C shares and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I Shares are not subject to the contingent deferred sales charge. Except for Class I and Class R Shares, and as further explained in the prospectus, a short-term trading redemption fee of 2% of the amount redeemed may be assessed on any fund shares in a fund account that are sold (by redemption or exchange redemption, whether voluntary or involuntary) within five
(5) NYSE trading days following their purchase date. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.


Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.


The Contingent Deferred Sales Charge ("CDSC") is waived on redemptions of Class B and Class C (and Class A, C and T, when applicable) in the circumstances described below. (Please note that, effective November 1, 2005, CDSCs were not charged on redemptions of Class A, Class B or Class C shares of the following funds, which are now closed to new investors and investments: Transamerica American Century Large Company Value; Transamerica Clarion Global Real Estate Securities; Transamerica Evergreen Health Care; Transamerica Jennison Growth; Transamerica Legg Mason Partners Investors Value; Transamerica Marsico Growth; Transamerica MFS International Equity; Transamerica PIMCO Real Return TIPS; and Transamerica PIMCO Total Return.)


(a) Redemption upon Total Disability or Death


A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.


(b) Redemption Pursuant to a Fund's Systematic Withdrawal Plan



A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.


The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made, with respect to the fund, is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's current Account value. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.


Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.



(c) Reinvestment Privilege


The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.



(d) Certain Retirement Plan Withdrawals



CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)

(e) Investors Who Previously Held Class C2 Shares



As described in the prospectus, upon the close of business on June 15, 2004, Class C2 shares were converted into Class C shares. With regard to the Class C2 shares that converted into Class C shares (or on future investments in Class C shares made through such accounts), accountholders will not pay any CDSC otherwise payable on Class C shares. Upon the close of business on September 24, 2004, Class M shares were converted into Class C shares; for accountholders who also own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.



(f) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Currently, investors who purchase Class C shares of a fund established prior to March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds.

Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.

                                      TAXES

Each fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company (a "RIC") under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the "Distribution Requirement"). Each fund must also meet several other requirements. These requirements include the following:
(1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships. (the "Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of the issuer): and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the fund controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Assuming a RIC has sufficient earnings and profits, its shareholders generally are required to include distributions from the RIC either as ordinary income, to the extent the distributions are attributable to the RIC's investment income (except for qualified dividend income as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RIC's net capital gain (i.e., the RIC's net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010. The following are guidelines for how certain distributions by the funds to individual taxpayers are generally treated for U.S. federal income tax purposes:

      - Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

      - Distributions designated by the fund as "qualified dividend income" will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations, but distributions of earnings from dividends paid by certain "qualified foreign corporations" can also be qualified dividend income. Note that a shareholder (and the RIC in which the shareholder invests) will have to satisfy certain holding period requirements with respect to any distributions of qualified dividend income in order to obtain the benefit of the lower tax rate.

      - Other distributions, including distributions of earnings from other dividends paid to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

Qualified dividend income generally means dividend income received from a fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund from REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Dividends received by a fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from other regulated investment companies) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid dividends), or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Asset Allocation funds - A fund that is an Asset Allocation fund will not be able to offset gains distributed by one underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause additional distributable gains to shareholders of an Asset Allocation fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of an Asset Allocation fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to an Asset Allocation fund and therefore may not be offset by any short-term capital losses incurred by the Asset Allocation fund. Thus, an Asset Allocation fund's short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation funds could adversely affect the amount, timing and character of distributions to shareholders. The Asset Allocation funds will also not be able to pass through from the underlying funds any potential benefit from the foreign tax credit or the tax-exempt status of income derived from certain state or municipal obligations (which may ordinarily be exempt from federal income tax).

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61-day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should the replacement of such shares fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares (including distributions of net capital gain and any amounts credited to the shareholder as undistributed capital gains).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors, and most U.S. tax conventions preclude the imposition of such taxes. It is not possible, however, to determine each fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested within various countries is not known.

The payment of such taxes will reduce the amount of dividends and distributions paid to a fund's shareholders. If a fund qualifies as a RIC and meets the Distribution Requirement, and if more than 50% of such fund's assets at the close of the taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign income taxes paid by the fund for that taxable year. If a fund makes such an election, the shareholders of that fund are required to include in their gross incomes their pro rata shares of qualified foreign income taxes paid by the fund, but each shareholder may be entitled to a deduction for such taxes or to a tax credit, subject to certain limitations in the Code. The amount of any foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the reduced maximum U.S. federal non-corporate income tax rate applicable to qualified dividend income.

Passive Foreign Investment Companies - Certain funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) an average of at least 50% of its assets held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, "excess distributions"), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.

The requirements applicable to a fund's qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income, to instead be taxed at the rate of tax applicable to ordinary income.

Original Issue Discount -- If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.

Constructive Sales -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund's holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Some of the series of Transamerica Funds elect to treat this foreign currency income as capital gain or capital loss.

Backup withholding - A fund may be required to apply backup withholding of U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a. fail to provide the fund with their correct taxpayer identification number,

b.    fail to make required certifications, or

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a nonresident alien fiduciary of a trust or estate, a foreign corporation or a foreign partnership (each, a "foreign shareholder") may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder's country of residence. For taxable years of a fund that began before January 1, 2008, dividends that are derived from "qualified net interest income" and dividends that are derived from "qualified short-term gain" may be exempt from the 30% withholding tax, provided that the fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the shareholder's conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.

The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under the U.S. federal income tax laws. Qualification as a RIC does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.



                             PRINCIPAL SHAREHOLDERS

As of February 1, 2008, the Trustees and officers as a group owned less than 1% of any class of each fund's outstanding shares. To the knowledge of the management, as of that date, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of a fund, except as follows:



                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica AllianceBernstein International Value       I        19.49%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO         Transamerica AllianceBernstein International Value       I        17.20%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica AllianceBernstein International Value       I        14.54%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica AllianceBernstein International Value       I        13.47%
ST PETERSBURG FL
ATST INTERNATIONAL MODERATE GROWTH FUND                    Transamerica AllianceBernstein International Value       I        10.83%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica AllianceBernstein International Value       I         8.63%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica AllianceBernstein International Value       I         6.42%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica AllianceBernstein International Value       I         5.15%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica American Century Large Company Value        I        43.73%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica American Century Large Company Value        I        34.54%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica American Century Large Company Value        I        17.80%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica American Century Large Company Value        C        12.31%
JACKSONVILLE FL
NFS LLC FEBO                                               Transamerica American Century Large Company Value        A         9.87%
PURCHASE NY
RAYMOND JAMES & ASSOC INC                                  Transamerica Asset Allocation - Conservative Portfolio   R        44.75%
WORTH IL
MERRILL LYNCH JACKSONVILLE FL                              Transamerica Asset Allocation - Conservative Portfolio   C        28.00%

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Conservative Portfolio   C        13.72%
NEW YORK NY
NFS LLC FEBO                                               Transamerica Asset Allocation - Conservative Portfolio   A        11.36%
LOS ANGELES CA
MERRILL LYNCH                                              Transamerica Asset Allocation - Conservative Portfolio   B        10.71%
JACKSONVILLE FL
RAYMOND JAMES & ASSOC INC                                  Transamerica Asset Allocation - Conservative Portfolio   R        10.23%
BEVERLY HILLS MI
TRANSAMERICA FUND ADVISORS                                 Transamerica Asset Allocation - Conservative Portfolio   R         8.64%
ST PETERSBURG FL
MERRILL LYNCH PIERCE                                       Transamerica Asset Allocation - Conservative Portfolio   R         8.15%
JACKSONVILLE FL
COUNSEL TRUST DBA MID ATLANTIC                             Transamerica Asset Allocation - Conservative Portfolio   R         7.16%
PITTSBURGH PA
MERRILL LYNCH                                              Transamerica Asset Allocation - Conservative Portfolio   A         5.98%
JACKSONVILLE FL
JOHN DEBRINCAT FBO                                         Transamerica Asset Allocation - Conservative Portfolio   R         5.89%
TROY MI
DAVID W STOUT FBO                                          Transamerica Asset Allocation - Growth Portfolio         R        30.07%
MUSKEGO WI
MERRILL LYNCH PIERCE                                       Transamerica Asset Allocation - Growth Portfolio         R        25.75%
JACKSONVILLE FL
MERRILL LYNCH                                              Transamerica Asset Allocation - Growth Portfolio         C        23.12%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Growth Portfolio         C        21.76%
NEW YORK NY
MERRILL LYNCH                                              Transamerica Asset Allocation - Growth Portfolio         B         9.73%
JACKSONVILLE FL
NFS LLC FEBO                                               Transamerica Asset Allocation - Growth Portfolio         A         9.16%
LOS ANGELES CA
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Growth Portfolio         B         8.97%
NEW YORK NY
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Growth Portfolio         A         7.80%
NEW YORK NY
MERRILL LYNCH                                              Transamerica Asset Allocation - Growth Portfolio         A         7.74%
JACKSONVILLE FL
TRANSAMERICA FUND ADVISORS                                 Transamerica Asset Allocation - Growth Portfolio         R         6.57%
ST PETERSBURG FL
MICHAEL MILLER FBO                                         Transamerica Asset Allocation - Growth Portfolio         R         5.68%
ROCHESTER NY
MID ATLANITC CAPITAL CORP INC                              Transamerica Asset Allocation - Growth Portfolio         R         5.30%
SAN LUIS OBISPO CA
MERRILL LYNCH PIERCE                                       Transamerica Asset Allocation - Moderate Growth          R        49.78%
JACKSONVILLE FL                                            Portfolio
MERRILL LYNCH                                              Transamerica Asset Allocation - Moderate Growth          C        24.93%
JACKSONVILLE FL                                            Portfolio
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Moderate Growth          C        18.25%
NEW YORK NY                                                Portfolio
DAVID W STOUT FBO                                          Transamerica Asset Allocation - Moderate Growth          R        14.73%
MUSKEGO WI                                                 Portfolio
STERLING TRUST COMPANY FBO                                 Transamerica Asset Allocation - Moderate Growth          R        11.23%
WACO TX                                                    Portfolio
MERRILL LYNCH                                              Transamerica Asset Allocation - Moderate Growth          B         8.68%
JACKSONVILLE FL                                            Portfolio
NFS LLC FEBO                                               Transamerica Asset Allocation - Moderate Growth          A         8.48%
LOS ANGELES CA                                             Portfolio
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Moderate Growth          B         7.93%
NEW YORK NY                                                Portfolio
MICHAEL MILLER FBO                                         Transamerica Asset Allocation - Moderate Growth          R         6.19%
ROCHESTER NY                                               Portfolio
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Moderate Growth          A         6.14%
NEW YORK NY                                                Portfolio
MERRILL LYNCH                                              Transamerica Asset Allocation - Moderate Growth          A         5.69%
JACKSONVILLE FL                                            Portfolio
MERRILL LYNCH PIERCE                                       Transamerica Asset Allocation - Moderate Portfolio       R        42.01%
JACKSONVILLE FL
MERRILL LYNCH                                              Transamerica Asset Allocation - Moderate Portfolio       C        27.70%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Asset Allocation - Moderate Portfolio       C        13.74%
NEW YORK NY
ROBERT L ESTEPHAN FBO ROCHESTER NY                         Transamerica Asset Allocation - Moderate Portfolio       R        12.72%

                      NAME AND ADDRESS                                                FUND NAME                   CLASS      PCT
---------------------------------------------------------   --------------------------------------------------   ------     ------
MERRILL LYNCH                                               Transamerica Asset Allocation - Moderate Portfolio      B        11.23%
JACKSONVILLE FL
NFS LLC FEBO                                                Transamerica Asset Allocation - Moderate Portfolio      A        10.40%
LOS ANGELES CA
TRANSAMERICA FUND ADVISORS                                  Transamerica Asset Allocation - Moderate Portfolio      R         9.17%
ST PETERSBURG FL
DAVID W STOUT FBO                                           Transamerica Asset Allocation - Moderate Portfolio      R         6.12%
MUSKEGO WI
MERRILL LYNCH                                               Transamerica Asset Allocation - Moderate Portfolio      A         6.07%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                                Transamerica Asset Allocation - Moderate Portfolio      B         6.04%
NEW YORK NY
JOHN DEBRINCAT FBO                                          Transamerica Asset Allocation - Moderate Portfolio      R         5.07%
TROY MI
CITIGROUP GLOBAL MARKETS INC                                Transamerica Balanced                                   C         8.74%
NEW YORK NY
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO           Transamerica Bjurman, Barry Micro Emerging Growth       I        23.52%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Bjurman, Barry Micro Emerging Growth       I        21.60%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Bjurman, Barry Micro Emerging Growth       I        17.24%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                  Transamerica Bjurman, Barry Micro Emerging Growth       I        15.12%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica Bjurman, Barry Micro Emerging Growth       I        10.20%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Bjurman, Barry Micro Emerging Growth       I         5.73%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO           Transamerica BlackRock Global Allocation                I        32.74%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica BlackRock Global Allocation                I        18.27%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica BlackRock Global Allocation                I        13.17%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica BlackRock Global Allocation                I        11.27%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica BlackRock Global Allocation                I         8.39%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica BlackRock Large Cap Value                  I        43.81%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica BlackRock Large Cap Value                  I        38.87%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica BlackRock Large Cap Value                  I        14.10%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica BlackRock Natural Resources                I        33.54%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica BlackRock Natural Resources                I        21.31%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica BlackRock Natural Resources                I        17.49%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION MODERATE PORTFOLIO            Transamerica BlackRock Natural Resources                I        11.95%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO      Transamerica BlackRock Natural Resources                I         7.73%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO Transamerica BlackRock Natural Resources                I         7.72%
ST PETERSBURG FL

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica Clarion Global Real Estate Securities       C        40.71%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Clarion Global Real Estate Securities       I        39.70%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Clarion Global Real Estate Securities       I        28.98%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Clarion Global Real Estate Securities       I        16.15%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO         Transamerica Clarion Global Real Estate Securities       I         6.86%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Convertible Securities                      I        42.27%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Convertible Securities                      I        39.66%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica Convertible Securities                      C        36.48%
JACKSONVILLE FL
MERRILL LYNCH                                              Transamerica Convertible Securities                      A        23.05%
JACKSONVILLE FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica Convertible Securities                      I        17.70%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Convertible Securities                      B        17.63%
NEW YORK NY
CITIGROUP GLOBAL MARKETS INC                               Transamerica Convertible Securities                      C         9.24%
NEW YORK NY
NFS LLC FEBO                                               Transamerica Convertible Securities                      A         8.41%
LOS ANGELES CA
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica Convertible Securities                      C         7.77%
ST PETERSBURG FL
GARY U ROLLE TTEE                                          Transamerica Convertible Securities                      A         7.68%
LOS ANGELES CA
CHARLES SCHWAB & CO                                        Transamerica Convertible Securities                      B         5.12%
SAN FRANCISCO CA
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Equity                                      I        47.01%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Equity                                      I        31.66%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Equity                                      I        17.29%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Equity                                      C         7.86%
NEW YORK NY
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Evergreen Health Care                       I        30.48%
ST PETERSBURG FL
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica Evergreen Health Care                       C        28.16%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Evergreen Health Care                       I        16.14%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Evergreen Health Care                       I        14.67%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Evergreen Health Care                       I        11.70%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica Evergreen Health Care                       I         9.05%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Evergreen Health Care                       I         7.86%
ST PETERSBURG FL
WILFRED W KRECH &                                          Transamerica Evergreen Health Care                       C         7.21%
INVER GROVE HEIGHTS MN
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica Evergreen Health Care                       A         7.19%
ST PETERSBURG FL

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica Evergreen Health Care                       I         6.63%
ST PETERSBURG FL
WELLS FARGO INVESTMENTS LLC                                Transamerica Evergreen Health Care                       C         5.39%
MINNEAPOLIS MN
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Evergreen International Small Cap           I        23.27%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Evergreen International Small Cap           I        18.61%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Evergreen International Small Cap           I        17.55%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica Evergreen International Small Cap           I        11.90%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Evergreen International Small Cap           I         8.06%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO         Transamerica Evergreen International Small Cap           I         5.91%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Evergreen International Small Cap           I         5.77%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Federated Market Opportunity                I        26.78%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Federated Market Opportunity                I        24.12%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIOTransamerica Federated Market Opportunity                I        22.60%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Federated Market Opportunity                I        15.43%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica Federated Market Opportunity                I         9.43%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Flexible Income                             I        23.17%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Flexible Income                             I        18.26%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Flexible Income                             I        18.25%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Flexible Income                             I        17.62%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica Flexible Income                             I        16.21%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica Flexible Income                             C        11.70%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Flexible Income                             C         6.58%
NEW YORK NY
CITIGROUP GLOBAL MARKETS INC                               Transamerica Flexible Income                             B         6.49%
NEW YORK NY
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica Flexible Income                             I         6.36%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Growth Opportunities                        I        49.83%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Growth Opportunities                        I        27.55%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Growth Opportunities                        I        18.13%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica High Yield Bond                             I        32.26%
ST PETERSBURG FL

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica High Yield Bond                             I        28.67%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica High Yield Bond                             B        17.31%
NEW YORK NY
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica High Yield Bond                             I        12.74%
ST PETERSBURG FL
CHARLES SCHWAB & CO                                        Transamerica High Yield Bond                             C        12.27%
SAN FRANCISCO CA
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica High Yield Bond                             I        10.40%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica High Yield Bond                             I         8.12%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica High Yield Bond                             I         7.44%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica High Yield Bond                             C         7.00%
JACKSONVILLE FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Jennison Growth                             I        74.58%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Jennison Growth                             I        17.77%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Jennison Growth                             C        10.83%
NEW YORK NY
NFS LLC FEBO                                               Transamerica Jennison Growth                             C         5.42%
DANVILLE CA
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica JPMorgan International Bond                 I        24.11%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica JPMorgan International Bond                 I        21.35%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica JPMorgan International Bond                 I        17.66%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica JPMorgan International Bond                 I        17.66%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica JPMorgan International Bond                 I        10.07%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica JPMorgan International Bond                 I         7.29%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica JPMorgan Mid Cap Value                      I        50.60%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica JPMorgan Mid Cap Value                      I        30.02%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica JPMorgan Mid Cap Value                      I        15.29%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Legg Mason Partners All Cap                 C         7.59%
NEW YORK NY
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Legg Mason Partners Investors Value         I        99.78%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Loomis Sayles Bond                          I        22.34%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Loomis Sayles Bond                          I        19.56%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Loomis Sayles Bond                          I        18.36%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica Loomis Sayles Bond                          I        14.20%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Loomis Sayles Bond                          I        11.13%
ST PETERSBURG FL

                      NAME AND ADDRESS                                                FUND NAME                   CLASS      PCT
---------------------------------------------------------   --------------------------------------------------   ------     ------
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO      Transamerica Loomis Sayles Bond                         I        10.61%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Marsico Growth                             I        41.97%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Marsico Growth                             I        30.12%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Marsico Growth                             I        22.85%
ST PETERSBURG FL
CHARLES SCHWAB & CO                                         Transamerica Marsico Growth                             C        18.17%
SAN FRANCISCO CA
MERRILL LYNCH                                               Transamerica Marsico Growth                             C         6.16%
JACKSONVILLE FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO           Transamerica Marsico International Growth               I        20.39%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Marsico International Growth               I        19.84%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO          Transamerica Marsico International Growth               I        16.48%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Marsico International Growth               I        11.78%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica Marsico International Growth               I         9.61%
ST PETERSBURG FL
ATST INTERNATIONAL MODERATE GROWTH                          Transamerica Marsico International Growth               I         7.64%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                  Transamerica Marsico International Growth               I         5.92%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Marsico International Growth               I         5.79%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Mellon Market Neutral Strategy             I        27.03%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Mellon Market Neutral Strategy             I        23.32%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Mellon Market Neutral Strategy             I        17.30%
ST PETERSBURG FL
ATST ASSET ALLOCATION GROWTH - PORTFOLIO                    Transamerica Mellon Market Neutral Strategy             I        15.30%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO Transamerica Mellon Market Neutral Strategy             I        11.43%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO      Transamerica Mellon Market Neutral Strategy             I         5.63%
ST PETERSBURG FL
NFS LLC FEBO                                                Transamerica MFS International Equity                   A         6.45%
PURCHASE NY
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Money Market                               I        31.60%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO      Transamerica Money Market                               I        22.11%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO Transamerica Money Market                               I        16.03%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Money Market                               I        15.66%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Money Market                               I        14.61%
ST PETERSBURG FL

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
3G TRUST COMPANY AS AGENT FOR                              Transamerica Money Market                                C        12.76%
FARGO ND
CITIGROUP GLOBAL MARKETS INC                               Transamerica Money Market                                C         7.21%
NEW YORK NY
MERRILL LYNCH                                              Transamerica Multi-Manager Alternative Strategies Fund   C        15.14%
JACKSONVILLE FL
MERRILL LYNCH                                              Transamerica Multi-Manager Alternative Strategies Fund   A        10.37%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Multi-Manager Alternative Strategies Fund   C         8.22%
NEW YORK NY
CITIGROUP GLOBAL MARKETS INC                               Transamerica Multi-Manager Alternative Strategies Fund   A         5.20%
NEW YORK NY
MERRILL LYNCH                                              Transamerica Multi-Manager International Fund            C        29.19%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Multi-Manager International Fund            C        28.41%
NEW YORK NY
CITIGROUP GLOBAL MARKETS INC                               Transamerica Multi-Manager International Fund            A        23.98%
NEW YORK NY
MERRILL LYNCH                                              Transamerica Multi-Manager International Fund            A        22.57%
JACKSONVILLE FL
MERRILL LYNCH                                              Transamerica Multi-Manager International Fund            B        15.59%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Multi-Manager International Fund            B         9.58%
NEW YORK NY
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Neuberger Berman International              I        18.45%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO         Transamerica Neuberger Berman International              I        17.20%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Neuberger Berman International              I        16.80%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Neuberger Berman International              I        14.40%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica Neuberger Berman International              I        10.50%
ST PETERSBURG FL
ATST INTERNATIONAL MODERATE GROWTH                         Transamerica Neuberger Berman International              I         6.94%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Neuberger Berman International              I         6.87%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Neuberger Berman International              I         5.50%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Oppenheimer Developing Markets              I        21.05%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Oppenheimer Developing Markets              I        16.64%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO         Transamerica Oppenheimer Developing Markets              I        15.66%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Oppenheimer Developing Markets              I        14.63%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Oppenheimer Developing Markets              I        10.04%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica Oppenheimer Developing Markets              I         9.84%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Oppenheimer Developing Markets              I         6.75%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Oppenheimer Small- & Mid-Cap Value          I        34.60%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Oppenheimer Small- & Mid-Cap Value          I        21.44%
ST PETERSBURG FL

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Oppenheimer Small- & Mid-Cap Value          I        12.98%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Oppenheimer Small- & Mid-Cap Value          I        12.62%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Oppenheimer Small- & Mid-Cap Value          I         7.08%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica Oppenheimer Small- & Mid-Cap Value          I         6.94%
ST PETERSBURG FL
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica PIMCO Real Return TIPS                      C        36.66%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica PIMCO Real Return TIPS                      I        26.04%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica PIMCO Real Return TIPS                      C        23.27%
JACKSONVILLE FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica PIMCO Real Return TIPS                      I        22.10%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica PIMCO Real Return TIPS                      I        16.46%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica PIMCO Real Return TIPS                      I        16.05%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica PIMCO Real Return TIPS                      A        14.28%
JACKSONVILLE FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica PIMCO Real Return TIPS                      I        10.86%
ST PETERSBURG FL
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica PIMCO Real Return TIPS                      A         8.88%
ST PETERSBURG FL
NFS LLC FEBO                                               Transamerica PIMCO Real Return TIPS                      A         8.31%
MCCALL ID
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica PIMCO Real Return TIPS                      I         6.94%
ST PETERSBURG FL
NFS LLC FEBO                                               Transamerica PIMCO Real Return TIPS                      C         5.95%
ELMHURST IL
NFS LLC FEBO                                               Transamerica PIMCO Real Return TIPS                      A         5.32%
POTOMAC MD
PERSHING LLC                                               Transamerica PIMCO Real Return TIPS                      B         5.06%
JERSEY CITY NJ
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica PIMCO Total Return                          I        42.37%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica PIMCO Total Return                          I        38.83%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica PIMCO Total Return                          I        17.59%
ST PETERSBURG FL
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica PIMCO Total Return                          C        17.45%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica PIMCO Total Return                          C        10.54%
JACKSONVILLE FL
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica PIMCO Total Return                          A         7.21%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica PIMCO Total Return                          B         6.21%
NEW YORK NY
NFS LLC FEBO                                               Transamerica Salomon Investors Value                     A         7.75%
PURCHASE NY
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Science & Technology                        I        51.75%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Science & Technology                        I        26.75%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Science & Technology                        I        20.64%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica Science & Technology                        C        18.74%
JACKSONVILLE FL

                      NAME AND ADDRESS                                               FUND NAME                    CLASS      PCT
---------------------------------------------------------  --------------------------------------------------    ------     ------
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica Short-Term Bond                             C        43.91%
ST PETERSBURG FL
TRANSAMERICA ASSET MANAGEMENT, INC.                        Transamerica Short-Term Bond                             A        42.27%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Short-Term Bond                             I        22.49%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Short-Term Bond                             I        21.50%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Short-Term Bond                             I        16.81%
ST PETERSBURG FL
WEDBUSH MORGAN SECURITIES                                  Transamerica Short-Term Bond                             C        16.25%
LOS ANGELES CA
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Short-Term Bond                             I        15.56%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO             Transamerica Short-Term Bond                             I        13.03%
ST PETERSBURG FL
STATE STREET BANK CUSTODIAN                                Transamerica Short-Term Bond                             A        12.37%
CHESTERFIELD MI
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica Short-Term Bond                             I         9.26%
ST PETERSBURG FL
PERSHING LLC                                               Transamerica Short-Term Bond                             A         8.40%
JERSEY CITY NJ
FIRST CLEARING, LLC                                        Transamerica Short-Term Bond                             C         7.86%
GONZALES CA
MORGAN KEEGAN & CO INC                                     Transamerica Short-Term Bond                             C         7.12%
MEMPHIS TN
STATE STREET BANK CUSTODIAN                                Transamerica Short-Term Bond                             A         5.60%
CHESTERFIELD MI
WEDBUSH MORGAN SECURITIES                                  Transamerica Short-Term Bond                             C         5.49%
LOS ANGELES CA
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Small/Mid Cap Value                         I        43.61%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Small/Mid Cap Value                         I        33.73%
ST PETERSBURG FL
MERRILL LYNCH                                              Transamerica Small/Mid Cap Value                         C        19.41%
JACKSONVILLE FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Small/Mid Cap Value                         I        17.48%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Small/Mid Cap Value                         C        12.18%
NEW YORK NY
MERRILL LYNCH PIERCE                                       Transamerica Small/Mid Cap Value                         A         8.64%
JACKSONVILLE FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Small/Mid Cap Value                         A         6.75%
NEW YORK NY
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO         Transamerica Templeton Global                            I        57.83%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO  Transamerica Templeton Global                            I        20.63%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO           Transamerica Templeton Global                            I        15.80%
ST PETERSBURG FL
CITIGROUP GLOBAL MARKETS INC                               Transamerica Templeton Global                            C        10.01%
NEW YORK NY
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO     Transamerica Templeton Global                            I         5.74%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO          Transamerica Third Ave Value                             I        38.26%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                 Transamerica Third Ave Value                             I        27.23%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                   Transamerica Third Ave Value                             I        22.86%
ST PETERSBURG FL

                      NAME AND ADDRESS                                                FUND NAME                   CLASS      PCT
---------------------------------------------------------   --------------------------------------------------   ------     ------
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO              Transamerica Third Ave Value                            I         6.04%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica UBS Dynamic Alpha                          I        43.50%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica UBS Dynamic Alpha                          I        21.96%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica UBS Dynamic Alpha                          I        15.81%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica UBS Dynamic Alpha                          I         8.05%
ST PETERSBURG FL
TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO Transamerica UBS Dynamic Alpha                          I         6.57%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO           Transamerica UBS Large Cap Value                        I        25.15%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica UBS Large Cap Value                        I        19.63%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica UBS Large Cap Value                        I        16.47%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica UBS Large Cap Value                        I        11.81%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                  Transamerica UBS Large Cap Value                        I        11.39%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica UBS Large Cap Value                        I         7.96%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE PORTFOLIO                  Transamerica Van Kampen Emerging Markets Debt           I        25.05%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO           Transamerica Van Kampen Emerging Markets Debt           I        24.73%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Van Kampen Emerging Markets Debt           I        18.30%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Van Kampen Emerging Markets Debt           I        13.76%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO              Transamerica Van Kampen Emerging Markets Debt           I        10.65%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO      Transamerica Van Kampen Emerging Markets Debt           I         7.35%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Van Kampen Mid Cap Growth                  I        53.27%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Van Kampen Mid Cap Growth                  I        33.34%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Van Kampen Mid Cap Growth                  I         5.64%
ST PETERSBURG FL
ATST ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO           Transamerica Van Kampen Small Company Growth            I        28.84%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO            Transamerica Van Kampen Small Company Growth            I        20.81%
ST PETERSBURG FL
ATST ASSET ALLOCATION - GROWTH PORTFOLIO                    Transamerica Van Kampen Small Company Growth            I        18.09%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO   Transamerica Van Kampen Small Company Growth            I        12.56%
ST PETERSBURG FL
TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO          Transamerica Van Kampen Small Company Growth            I        12.03%
ST PETERSBURG FL
ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO              Transamerica Van Kampen Small Company Growth            I         5.50%
ST PETERSBURG FL

                                  MISCELLANEOUS
ORGANIZATION

Each fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust ("Declaration of Trust") dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund.

On January 8, 2008, the Board of Trustees of the Trust, unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.

SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into several classes:
Class A, Class B, Class C, Class I, Class R (certain Asset Allocation funds only) and Class T (Transamerica Equity only). Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class B, Class C and Class M shares are subject to ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; each class has a separate exchange privilege. Class T shares have no annual distribution and service fees; Class T shares are NOT available to new investors; only existing Class T shareholders may purchase additional Class T shares. (All shares designated as Class C shares prior to March 1, 2004 were renamed as Class C2 shares on that date. All shares designated as Class L shares prior to March 1, 2004 were renamed as Class C shares with different fees and expenses than the previous Class L shares. All shares previously designated as Class C2 shares on March 1, 2004 were converted to Class C shares on June 15, 2004. On September 24, 2004, Class M shares were converted into Class C shares. Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, located at 4221 West Boy Scout Blvd., Suite 200, Tampa, FL 33607-5745, serves as independent registered certified public accounting firm for Transamerica Funds.

CODES OF ETHICS

Transamerica Funds, TAM, each sub-adviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, a sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

As detailed in the Transamerica Funds' Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and each sub-adviser are attached or summarized in Appendix A.

Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The latest filing of Form N-PX was made on August 29, 2007, for the 12 month-period ended June 30,

2007. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

TRANSAMERICA FUNDS PROXY VOTING POLICIES AND PROCEDURES.

I. STATEMENT OF PRINCIPLE

Transamerica Funds seeks to assure that proxies received by the funds are voted in the best interests of the funds' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the "Adviser"), as investment adviser to Transamerica Funds, which in turn delegates proxy voting authority for most portfolios of Transamerica Funds to the sub-adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of Transamerica Funds adopts the proxy voting policies and procedures of the Adviser and sub-advisers as the proxy voting policies and procedures (each a "Proxy Voting Policy") that will be used by each of these respective entities when exercising voting authority on behalf of Transamerica Funds.

III. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

No less frequently than once each calendar year, the Proxy Voting Administrator will request each sub-adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Transamerica Funds and Adviser. Any inconsistency between the sub-adviser's Proxy Voting Policy and that of the Transamerica Funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to the Legal department for inclusion in the applicable SEC filings.

IV. SECURITIES ON LOAN

The Board of Trustees of the Transamerica Funds has authorized the Adviser, in conjunction with State Street Bank and Trust Company ("State Street"), to lend portfolio securities on behalf of the Transamerica Funds. Securities on loans generally are voted by the borrower of such securities. Should a sub-adviser to the Transamerica Funds wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street to terminate the loan.

                              FINANCIAL STATEMENTS

Audited financial statements for the funds for the fiscal year ended October 31, 2007 are incorporated herein by reference from the Transamerica Funds Annual Report dated October 31, 2007.

                                   APPENDIX A

AEGON USA INVESTMENT MANAGEMENT, LLC

SECURITIES VOTING POLICY

1. INTRODUCTION

         Normally, clients for which AEGON USA Investment Management, LLC ("AUIM") has sufficient discretionary investment authority expect AUIM to vote client securities in accordance with AUIM's Securities Voting Policy (the "Policy"). As a result, AUIM will vote on behalf of all client accounts for which it has requisite discretionary authority except for situations in which any client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote their own securities. Clients may also ask AUIM to vote their securities in accordance with specific guidelines furnished by the client.

         AUIM manages client portfolios of debt securities and neither holds itself out, nor functions to a significant extent, as a manager of equity securities for any client. As a result, the issues with respect to which AUIM votes client securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, and insolvency and other distressed credit situations, rather than issues more commonly voted upon by holders or managers of equity securities, e.g., board of director matters, general matters of corporate governance, choice of auditors and corporate social and environmental positions. Occasionally, however, AUIM clients receive equity securities resulting from the restructure of debt security investments or other special situations.

2. STATEMENT OF POLICY

         It is the policy of AUIM to vote client securities in the best interest of its clients at all times. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented.

         Because the issues on which AUIM votes client debt securities are unique to each particular borrower and relevant fact situation, and do not lend themselves to broad characterization as do many issues associated with the voting of equity security proxies, AUIM does not maintain voting policy guidelines regarding categories of issues that may come before debt security holders from time to time. AUIM, however, has adopted such guidelines for use in situations in which AUIM votes client equity securities. These guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots or other voting opportunities. The guidelines are attached to this Policy as Appendix A. To the extent relevant and appropriate, AUIM will consider these guidelines when voting client debt securities.

         The Chief Compliance Officer of AUIM is responsible for monitoring compliance with this Policy. At the discretion of the Chief Compliance Officer, issues related to this Policy may be raised to the level of the Management Review Committee for their consideration. The "Management Review Committee" shall mean a committee of at least three senior managers designated from time to time by the President of AUIM.

3. USE OF INDEPENDENT THIRD PARTY

         Because of the expertise of its staff with the issues upon which it votes client debt securities generally, AUIM will not maintain the services of a qualified independent third party (an "Independent Third Party") to provide guidance on such matters. Nevertheless, in appropriate situations AUIM will consider retaining the services of an Independent Third Party (either directly or via similar engagements made by affiliates) to assist with voting issues associated with client equity securities. In any such case, AUIM will consider the research provided by the Independent Third Party when making voting decisions; however, the final determination on voting rests with AUIM.

4. CONFLICTS OF INTEREST BETWEEN AUIM AND CLIENTS

         AUIM recognizes the potential for material conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM will take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:

          a. Vote in accordance with the recommendation of the Independent Third Party;

          b. Obtain the guidance of the client(s) whose account(s) are involved in the conflict;

          c.   Obtain the review of the General Counsel of AUIM, or

          d.   Vote in strict accordance with the Guidelines.

5. PROVISION OF THE POLICY TO CLIENTS

         AUIM will make available to all clients a copy of its Policy. A copy of the Policy will be mailed, either electronically or through the postal service, to any client at any time upon request.

         At a client's request, AUIM will make available information with respect to how AUIM voted that particular client's securities.

EFFECTIVE:  OCTOBER 5, 2004

                      AEGON USA INVESTMENT MANAGEMENT, LLC
                            SECURITIES VOTING POLICY
                                   APPENDIX A
                       SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM's securities voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
                  Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM's definition of independence.

  VOTE FOR SHAREHOLDER PROPOSALS ASKING THAT BOARD AUDIT, COMPENSATION, AND/OR NOMINATING COMMITTEES BE COMPOSED EXCLUSIVELY OF INDEPENDENT DIRECTORS IF THEY
                      CURRENTLY DO NOT MEET THAT STANDARD.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote against proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

VOTE AGAINST PROPOSALS BY MANAGEMENT SEEKING APPROVAL TO REPRICE OPTIONS.

EMPLOYEE STOCK PURCHASE PLANS

VOTES ON EMPLOYEE STOCK PURCHASE PLANS SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

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     -    Potential voting power dilution (VPD) is ten percent or less.

VOTE AGAINST EMPLOYEE STOCK PURCHASE PLANS WHERE ANY OF THE OPPOSITE CONDITIONS APPLY.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

IN GENERAL, VOTE CASE-BY-CASE. WHILE A WIDE VARIETY OF FACTORS GOES INTO EACH ANALYSIS, THE OVERALL PRINCIPAL GUIDING ALL VOTE RECOMMENDATIONS FOCUSES ON HOW THE PROPOSAL WILL ENHANCE THE ECONOMIC VALUE OF THE COMPANY.

ALLIANCE CAPITAL MANAGEMENT L.P.

              STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

1. INTRODUCTION

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth and value investment groups investing on behalf of clients in both US and non-US securities.

2. PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

     AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections of Directors

     Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors

     AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against

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     the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

     2.4. Changes in Legal and Capital Structure

     Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

     2.5. Corporate Restructurings, Mergers and Acquisitions

     AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

     AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

     AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

     AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

     AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. PROXY VOTING PROCEDURES

     3.1. Proxy Voting Committees

     Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior

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     investment personnel and representatives of the Legal and Compliance
     Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

     AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote;
     (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

     Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3 Proxies of Certain Non-US Issuers

     Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

     In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

     Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

     Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the Transamerica American Century Large Company Value. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, and for the exclusive purpose of providing benefits to it. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds' board of trustees has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the funds. In

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particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

-    Election of Directors

-    Ratification of Selection of Auditors

-    Equity-Based Compensation Plans

-    Anti-Takeover Proposals

     -    Cumulative Voting

     -    Staggered Boards

     -    "Blank Check" Preferred Stock

     -    Elimination of Preemptive Rights

     -    Non-targeted Share Repurchase

     -    Increase in Authorized Common Stock

     -    "Supermajority" Voting Provisions or Super Voting Share Classes

     -    "Fair Price" Amendments

     -    Limiting the Right to Call Special Shareholder Meetings

     -    Poison Pills or Shareholder Rights Plans

     -    Golden Parachutes

     -    Reincorporation

     -    Confidential Voting

     -    Opting In or Out of State Takeover Laws

-    Shareholder Proposals Involving Social, Moral or Ethical Matters

-    Anti-Greenmail Proposals

-    Changes to Indemnification Provisions

-    Non-Stock Incentive Plans

-    Director Tenure

-    Directors' Stock Options Plans

-    Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager's current Proxy Voting Guidelines are available at www.americancentury.com.

BJURMAN, BARRY & ASSOCIATES

PROXY VOTING POLICY
RELEASE NO. IA-2106
www.sec.gov/rules/final/ia-2106.htm

         Rule 206(4)-6 Advisers must adopt and implement written policies & procedures which are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, describe its policies & procedures to clients, and disclose to clients how they may obtain information on how the Adviser voted their proxies.

         Bjurman, Barry & Associates (BB & A) seeks to avoid material conflicts of interests by using an Independent Third Party ("ITP") service provider to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The voting process involves an assessment performed by the ITP service provider in accordance with the Voting Guidelines. BB & A reviews all proxies and the recommendations of the ITP service provider in formulating its vote, but the ultimate voting decision belongs to BB & A. In the event that BB & A votes against the ITP recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that BB & A's clients' interests were not subrogated to its own.

PROCEDURES

BB & A will maintain all documentation in accordance to record keeping requirements. Documentation shall include copies of the Voting Guidelines, records of votes cast on behalf of clients and supporting documentation relating to voting decision(s).

Each week, the BB & A will process respective proxies by downloading meeting notices. Senior Management then reviews the ITP service provider recommendations and in the event BB & A agrees with the recommendations and/or with company management, which concurs with recommendations, no further action is necessary. In the event BB & A does not vote in accordance with the ITP service provider recommendations, documentation must be prepared which provides client account numbers and a description of the decision for voting against the recommendations.

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Client custodians for which BB & A has discretion to vote are notified at the time of account inception to provide ALL proxies and related information to the ITP service provider.

Any proxies received directly by BB & A will be forwarded to the ITP service provider, and if time sensitive, proxies may be e-mailed, faxed or sent via overnight delivery.

BB & A will attempt to forward an updated "Holdings" list to the ITP service provider on a daily basis but no less frequently than approximately every 30 days.

Each quarter BB & A receives a report by client which details the following information:

          a)   Name of issuer

          b)   Cusip Number

          c)   Meeting date, brief description of Agenda

          d)   The Vote cast

          e)   Whether the vote was "For" or "Against" management

INVESTMENT COMPANY REQUIREMENTS

www.sec.gov/rules/final/33-8188.htm

Whereas BB & A serves as an Adviser to a public investment company, we will disclose in any applicable registration statement & SAI, the policies & procedures for proxy voting. Any requests for information will be fulfilled within (3 business days) and provide the voting information for the preceding 12 month period, beginning 7-1-XX through 6-30-XX.

In addition, Annual & Semi-Annual shareholder reports will include the following:

          1) Information on how to obtain voting information "free of charge" with a toll free #

          2) the website information (if applicable), and on the commissions' website www.sec.gov.

BB & A will file Form N-PX with the Securities and Exchange Commission, no later than August 31st of each calendar year. This will contain the complete proxy voting record for the preceding 12 month period ended June, 30th respectively. Form N-PX must be signed by a principal(s) of the investment company and the filing must contain:

          a)   Name of issuer, ticker symbol

          b)   Cusip (if can be practically acquired)

          c)   Meeting date, brief description of agenda

          d)   Whether the topic(s) were proposed by issuer or security holder

          e) Whether a vote was cast, and the outcome of the vote was "For" or "Against" management

BLACKROCK INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

         These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

         When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. (5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

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(2)  In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
     2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

         Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

         In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

         The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

         The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

         The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

         While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

         The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

         The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

         To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. Special Circumstances

         ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

         SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

         VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

         As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

         SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

         CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

     - The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

     - if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. BOARDS OF DIRECTORS

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee's general policy is to vote:

#                          VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business voted to implement or renew a "dead-hand" poison pill ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years failed to act on takeover offers where the majority of the shareholders have tendered their shares are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where There exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where There exists a legitimate purpose for classifying boards

A.5       AGAINST proposals supporting cumulative voting

A.6       FOR proposals eliminating cumulative voting

A.7       FOR proposals supporting confidential voting

A.8       FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10      AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17      FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

      B. AUDITORS

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

B.1   FOR approval of independent auditors, except for

      - auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

      - auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

      - on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2   FOR proposals seeking authorization to fix the remuneration of Auditors

B.3   FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

      C. COMPENSATION AND BENEFITS

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2      FOR proposals to eliminate retirement benefits for outside directors

C.3 AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5      AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8      AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

      D. CAPITAL STRUCTURE

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3      FOR management proposals approving share repurchase programs

D.4      FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

      E. CORPORATE CHARTER AND BY-LAWS

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

E.1      AGAINST proposals seeking to adopt a poison pill

E.2      FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4      FOR management proposals to change the company's name

      F. CORPORATE MEETINGS

      These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5      FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8      FOR proposals appointing inspectors of elections

F.9      FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11     AGAINST proposals to require rotating sites for shareholder meetings

      G. INVESTMENT COMPANIES

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

      - have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

      - ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

      - are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

      - on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2   FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6   FOR classified boards of closed-end investment companies

      H. ENVIRONMENTAL AND SOCIAL ISSUES

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

      -     environmental liabilities;

      -     bank lending policies;

      -     corporate political contributions or activities;

      -     alcohol advertising and efforts to discourage drinking by minors;

      -     costs and risk of doing business in any individual country;

      -     involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4 AGAINST proposals seeking implementation of the CERES principles Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

CLEARBRIDGE ADVISORS, LLC(1)

PROXY VOTING POLICIES AND PROCEDURES

THE FOLLOWING IS A BRIEF OVERVIEW OF THE PROXY VOTING POLICIES AND PROCEDURES (THE "POLICIES") THAT CLEARBRIDGE HAS ADOPTED TO SEEK TO ENSURE THAT CLEARBRIDGE VOTES PROXIES RELATING TO EQUITY SECURITIES IN THE BEST INTEREST OF CLIENTS.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence,

ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) ClearBridge Advisors comprises ClearBridge Advisors, LLC (formerly CAM North America, LLC), ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. ("Citigroup") sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, ClearBridge Advisors, LLC, ClearBridge Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the name of Smith Barney Fund Management LLC and its affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. Citi Marks include, but are not limited to, "Citigroup Asset Management," "Salomon Brothers Asset Management" and "CAM". All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                       PROXY VOTING POLICY AND PROCEDURES
                       ISS PROXY VOTING GUIDELINES SUMMARY

STATEMENT OF PRINCIPLES

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

PROXY VOTING RECORDS

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

CORPORATE GOVERNANCE COMMITTEE

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

CONFLICTS OF INTEREST

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

SHARE BLOCKING

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

PROXY VOTING GUIDELINE SUMMARY

I. THE BOARD OF DIRECTORS

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VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

-     Implement or renew a dead-hand or modified dead-hand poison pill

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

- Are inside directors and sit on the audit, compensation, or nominating committees

- Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals regarding charitable contributions.

II. PROXY CONTESTS

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VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting FOR reimbursing proxy solicitation expenses.

III.     AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV. PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

V. TENDER OFFER DEFENSES

POISON PILLS

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Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote FOR shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. MISCELLANEOUS GOVERNANCE PROVISIONS

CONFIDENTIAL VOTING

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

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Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

VII.     CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

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SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

-     adverse governance changes

-     excessive increases in authorized capital stock

-     unfair method of distribution

-     diminution of voting rights

-     adverse conversion features

-     negative impact on stock option plans

-     other alternatives such as spinoff

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

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AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

IX. STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

X. MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name.

XI. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

- attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- ignore a shareholder proposal that is approved by a majority of shares outstanding

- ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

-     are interested directors and sit on the audit or nominating committee

- are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

                                      A-24

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CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote this proposal on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote against the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

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Voting to reimburse proxy solicitation expenses should be analyzed on a
CASE-BY-CASE basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting FOR reimbursing proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. SOCIAL AND ENVIRONMENTAL ISSUES

ENERGY AND ENVIRONMENT

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote FOR disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

SOUTH AFRICA

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote FOR disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

NORTHERN IRELAND

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote FOR disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

MILITARY BUSINESS

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote FOR disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS POLICIES

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote FOR disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

WORLD DEBT CRISIS

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote FOR disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote FOR disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

ANIMAL RIGHTS

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

                                      A-26

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PRODUCT INTEGRITY AND MARKETING

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote FOR disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

HUMAN RESOURCES ISSUES

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote FOR disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES

The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

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PROXY VOTING PROCEDURES

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired [ISS] [Institutional Shareholder Services (ISS)] to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser's general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

CONFLICTS OF INTEREST

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

FRANKLIN PORTFOLIO ASSOCIATES, LLC

THE BANK OF NEW YORK MELLON CORPORATION - PROXY VOTING POLICY (Approved
10/12/07)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of BNY Mellon (BNY Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

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6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

ING CLARION REAL ESTATE SECURITIES LP

PROXY VOTING POLICIES AND PROCEDURES (AS OF JULY 31, 2004)

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Institutional Shareholder Services ("ISS"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when

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

Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and
(3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Vincent P. McDevitt, via e-mail at Vincent.mcdevitt@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

JENNISON ASSOCIATES LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

J. P. MORGAN INVESTMENT MANAGEMENT, INC.

As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliated advisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

JPMorgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMorgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

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A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

LOOMIS, SAYLES & COMPANY, L.P.

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

MARSICO CAPITAL MANAGEMENT LLC

                       PROXY VOTING POLICY AND PROCEDURES

         STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

- MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

- In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be

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      disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

- MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

- MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

MARCH 1, 2007

            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

            The MFS Proxy Voting Policies and Procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

     A. VOTING GUIDELINES

               1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

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            MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

            From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

            ELECTION OF DIRECTORS

            MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent."

            MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

            MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be "excessive." In the event that MFS determines that an issuer has adopted an "excessive" executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of "excessive" executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

      MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

            MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the

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      board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

            MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

            MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

      - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

      - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

      - Vest management of the process in the company's independent directors, other than the nominee in question; and

      - Outline the range of remedies that the independent directors may consider concerning the nominee.

                  CLASSIFIED BOARDS

      MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

                        NON-SALARY COMPENSATION PROGRAMS

            MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

            MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

            MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

            EXPENSING OF STOCK OPTIONS

            MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

            EXECUTIVE COMPENSATION

            MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to "excessive compensation" and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

            MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

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            EMPLOYEE STOCK PURCHASE PLANS

            MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

            "GOLDEN PARACHUTES"

            From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

            ANTI-TAKEOVER MEASURES

            In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

            MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

            MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

            REINCORPORATION AND REORGANIZATION PROPOSALS

            When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

                                ISSUANCE OF STOCK

            There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

            REPURCHASE PROGRAMS

            MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

      Confidential Voting

            MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

            CUMULATIVE VOTING

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            MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which (for U.S. listed companies) must be comprised solely of "independent" directors.

            WRITTEN CONSENT AND SPECIAL MEETINGS

            Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

            INDEPENDENT AUDITORS

            MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

            OTHER CORPORATE GOVERNANCE, CORPORATE RESPONSIBILITY AND SOCIAL
      ISSUES

            There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

            The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

            FOREIGN ISSUERS

            Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

            MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that
      (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

            MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision

            In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in

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      many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B. ADMINISTRATIVE PROCEDURES

      1. MFS PROXY VOTING COMMITTEE

            The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

            a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

            b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

            c. Considers special proxy issues as they may arise from time to time.

      2. POTENTIAL CONFLICTS OF INTEREST

            The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

            In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

            a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. ("RSI"), and (iii) MFS institutional clients (the "MFS Significant Client List");

            b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

            c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

            d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

            The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

      3. GATHERING PROXIES

            Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of

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      Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

      4. ANALYZING PROXIES

            Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

            As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

      5. VOTING PROXIES

            In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

                              C. MONITORING SYSTEM

            It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

            When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

                              D. RECORDS RETENTION

            MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for

---------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

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

      the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

  E. REPORTS

                                    MFS FUNDS

            MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

                            ALL MFS ADVISORY CLIENTS

            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

            Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

MORGAN STANLEY INVESTMENT MANAGEMENT

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of

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organization to exercise votes; (iv) requirements to vote proxies in person; (v)
the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS.

We generally support routine management proposals. The following are examples of routine management proposals:

      -     Approval of financial statements and auditor reports.

      -     General updating/corrective amendments to the charter.

      - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS.

      1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

                  a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

                  b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

                  c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

                  d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

                  e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

                  f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

      2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

      3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

      4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

      5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

      6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

      7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

      8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

      9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

      1. We generally support the following:

            - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

            - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            -     Proposals to authorize share repurchase plans.

            - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            -     Proposals to effect stock splits.

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

            - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            -     Proposals for higher dividend payouts.

      2. We generally oppose the following (notwithstanding management support):

            - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Proposals to create "blank check" preferred stock.

            - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

      1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

      2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

      3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

      4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

      1. We generally support the following proposals:

            - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

            - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

            - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

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

      3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

      4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

      5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

      6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

      H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

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

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

      1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

      2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

      3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

      1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

      2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

      3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment

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

team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

      1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

      2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

      1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

      2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

      3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

NEUBERGER BERMAN, LLC
NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES
                         NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

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

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given a proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1) developing, authorizing, implementing and updating NB's policies and procedures;

(2) overseeing the proxy voting process; and

(3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. PROXY VOTING GUIDELINES

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the recommendations contained in the applicable Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time. A summary of the current applicable Glass Lewis guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations. In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis guidelines. In such event, the procedures set forth in Section V, Paragraph B will be followed.

IV. PROXY VOTING PROCEDURES

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

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(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. CONFLICTS OF INTEREST

A. Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

C. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote will present a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI. RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures, which shall be made available to clients upon request

(2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(3) a record of each vote cast (which Glass Lewis maintains on NB's behalf);

(4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

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(5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

Effective February 2007

PROXY COMMITTEE AS OF FEBRUARY 2007

Jack Rivkin                Chief Investment Officer
Judith Vale                Portfolio Manager
Maxine Gerson              Legal and Compliance
Vincent Pecoraro           Portfolio Administration

OPPENHEIMERFUNDS, INC.

OppenheimerFunds, Inc. ("Oppenheimer"), has adopted Portfolio Proxy Voting Policies and Procedures under which Oppenheimer votes proxies relating to securities ("portfolio proxies") held by the fund. Oppenheimer's primary consideration in voting portfolio proxies is the financial interests of the fund and its shareholders. The fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the fund and the portfolio manager where a directly-controlled affiliate of the portfolio manager manages or administers the assets of a pension plan of a company soliciting the proxy. The fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

     - The fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.

     - In general, the fund opposes "anti-takeover" proposals and supports the elimination of anti-takeover proposals, absent unusual circumstances.

     - The fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

     -    The fund opposes proposals to classify the board of directors.

     -    The fund supports proposals to eliminate cumulative voting.

     -    The fund opposes re-pricing of stock options.

     - The fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The fund analyzes stock option plans, paying particular attention to their dilutive effect. While the fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES. Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

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PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Policy Relating To Identifying And Acting Upon Conflicts Of Interest In Connection With Its Proxy Voting Obligations

This document sets forth Schroder Investment Management North America Inc.'s ("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

- Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

- Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroders US Mutual Funds (the "Funds"):

- Disclose their proxy voting policies and procedures in their registration statements and

- Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A) PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.





Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.


PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global Corporate Governance Policy (the "Policy"), as revised from time to time. The Policy, which has been developed by Schroders' Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

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Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

- Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;

-    A proponent of a proxy proposal has a client relationship with Schroders;

-    A proponent of a proxy proposal has a business relationship with Schroders;


- Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

- Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

- Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows: A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy; B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable; C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

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Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4: For each matter on which a fund is entitled to vote:

-    Name of the issuer of the security;

-    Exchange ticker symbol;

-    CUSIP number, if available;

-    Shareholder meeting date;

-    Brief summary of the matter voted upon;

-    Source of the proposal, i.e., issuer or shareholder;

-    Whether the fund voted on the matter;

-    How the fund voted; and

-    Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds' actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

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The Proxy Group is responsible for maintaining the documentation that supports
Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

THIRD AVENUE VALUE ("THIRD AVENUE")

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.


In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

Third Avenue's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser(2) and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility(1).

Sole Voting Responsibility

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by Third Avenue's President, determines how the proxies shall be voted applying Third Avenue's policy guidelines. Third Avenue's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of Third Avenue's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue's General Counsel. Third Avenue's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its

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resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue's proxy voting policies and procedures in accordance with applicable law.

(1) Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.

TRANSAMERICA ASSET MANAGEMENT, INC. ("TAM")

            PROXY VOTING POLICIES AND PROCEDURES ("TAM PROXY POLICY")

I. PURPOSE

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TAM's fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM'S ADVISORY ACTIVITIES

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc. and AEGON/ Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TAM serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. SUMMARY OF THE TAM PROXY POLICY

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

V. ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES

          A. APPOINTMENT OF PROXY ADMINISTRATOR

         TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

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          B. INITIAL REVIEW

             1. The Proxy Administrator will collect from each Sub-Adviser:

                    a)   Its Sub-Adviser Proxy Policy;

                    b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

                    c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

               2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

                    a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

                    b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

                    c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other manAGEMENT COMPENSATION ISSUES, AND SOCIAL CORPORATE RESPONSIBILITY ISSUES, AMONG OTHERS).

               3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

               4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in
Section V.B.2.

               5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

         C. SUBSEQUENT REVIEW

         TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

         D. RECORD OF PROXY VOTES EXERCISED BY SUB-ADVISER

         The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

                                      A-54
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VI. TAM EXERCISE OF PROXY VOTING AUTHORITY

         A. USE OF INDEPENDENT THIRD PARTY

         If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

         B. CONFLICT WITH VIEW OF INDEPENDENT THIRD PARTY

         If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM's proposed vote.

         C. ASSET ALLOCATION PORTFOLIOS

         For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a "fund of funds", TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM's proposed vote in accordance with the provisions of Section VI.B.

VII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE FUNDS

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. RECORDKEEPING

         A. RECORDS GENERALLY MAINTAINED

         In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

            1. THE TAM PROXY VOTING POLICY; AND

            2. RECORDS OF FUND CLIENT REQUESTS FOR TAM PROXY VOTING INFORMATION.

         B. RECORDS FOR TAM EXERCISE OF PROXY VOTING AUTHORITY

         In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

            1. proxy statements received regarding matters it has voted on behalf of Fund clients;

            2. records of votes cast by TAM; and

            3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

         If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

         C.                RECORDS PERTAINING TO SUB-ADVISER PROXY POLICIES

         The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

            1. each Sub-Adviser Proxy Policy; and

            2. the materials delineated in Article V above.

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         If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

         D. TIME PERIODS FOR RECORD RETENTION

         All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. PROVISION OF TAM PROXY POLICY TO FUND CLIENTS

         The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION


Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.
TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is institutional Shareholder Services, Inc. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIM PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                      A-56
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The following is a concise summary of TIM's proxy voting policy guidelines.

1. AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

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Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - Potential voting power dilution (VPD) is ten percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

                                      A-58
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In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY AND PROXY VOTING GUIDELINES AND POLICY POLICY SUMMARY

Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2. In order to do this effectively, we aim to utilize the full weight of our clients shareholdings in making our views felt.

3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom. To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary. This policy helps to maximize the economic value of our clients investments by establishing proxy voting standards that conform with UBS Global Asset Management's philosophy of good corporate governance.

RISKS ADDRESSED BY THIS POLICY

The policy is designed to address the following risks:

- Failure to provided required disclosures for investment advisers and registered investment companies

-    Failure to vote proxies in best interest of clients and funds

-    Failure to identify and address conflicts of interest

-    Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy

A. General Corporate Governance Benchmarks

B. Proxy Voting Guidelines . Macro Rationales

C. Proxy Voting Disclosure Guidelines

D. Proxy Voting Conflict Guidelines

E. Special Disclosure Guidelines for Registered Investment Companies

F. Documentation

G. Compliance Dates

H. Other Policies

I. Disclosures

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the .company. or ..companies.) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS UBS Global Asset Management (US)

Inc. and UBS Global Asset Management (Americas) Inc. (collectively, .UBS Global AM.) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT GUIDELINES:

-    Board exercises judgment independently of management.

-    Separate Chairman and Chief Executive.

-    Board has access to senior management members.

-    Board is comprised of a significant number of independent outsiders.

-    Outside directors meet independently.

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-    CEO performance standards are in place.

-    CEO performance is reviewed annually by the full board.

-    CEO succession plan is in place.

-    Board involvement in ratifying major strategic initiatives.

- Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP GUIDELINES:

-    Board determines necessary board member skills, knowledge and experience.

-    Board conducts the screening and selection process for new directors.

-    Shareholders should have the ability to nominate directors.

- Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

- Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

-    Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL GUIDELINES:

- Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

- Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

-    Employment contracts should not entrench management.

- Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS
GUIDELINES:

- Executive remuneration should be commensurate with responsibilities and performance.

-    Incentive schemes should align management with shareholder objectives.

- Employment policies should encourage significant shareholding by management and board members.

- Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.

- Long-term incentives should be linked to transparent long-term performance criteria.

- Dilution of shareholders. interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT GUIDELINES:

-    Auditors are approved by shareholders at the annual meeting.

-    Audit, consulting and other fees to the auditor are explicitly disclosed.

- The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

-    Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES - MACRO RATIONALES Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. GENERAL GUIDELINES

a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d. In general, we oppose proposals, which in our view, act to entrench management.

e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f. We will vote in favor of shareholder resolutions for confidential voting.

2. BOARD OF DIRECTORS AND AUDITORS

a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an Outside lead director board structure.

3. COMPENSATION

a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

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c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles; or is highly dilutive.

e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. GOVERNANCE PROVISIONS

a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b. We believe that .poison pill. proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c. Any substantial new share issuance should require prior shareholder approval.

d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g. We will support proposals that enable shareholders to directly nominate directors.

5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. MERGERS, TENDER OFFERS AND PROXY CONTESTS

a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. SOCIAL, ENVIRONMENTAL, POLITICAL AND CULTURAL

a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. ADMINISTRATIVE AND OPERATIONS

a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appears to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9. MISCELLANEOUS

a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C. PROXY VOTING DISCLOSURE GUIDELINES

- UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

- UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

- Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

- Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

- Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, nonclients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

- Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

- Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

- In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

- We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

- The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy. Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

- Under no circumstances will general business, sales or marketing issues influence our proxy votes.

- UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (Affiliates) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E. SPECIAL DISCLOSURE GUIDELINES FOR REGISTERED INVESTMENT COMPANY CLIENTS

1. REGISTRATION STATEMENT (OPEN-END AND CLOSED-END FUNDS) MANAGEMENT IS RESPONSIBLE FOR ENSURING THE FOLLOWING:

- That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information
(SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

- That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

- That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it is available on the website.

2. SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORT (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

- That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

- That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
(i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

3. FORM N-CSR (CLOSED-END FUND ANNUAL REPORTS ONLY)

Management is responsible for ensuring the following:

- That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the Sac's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

- That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds. investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

4. FORM N-PX (OPEN-END AND CLOSED-END FUNDS) Management is responsible for ensuring the following:

- That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

- Fund management is responsible for reporting to the Funds. Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

5. OVERSIGHT OF DISCLOSURE

The Funds Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' Compliance with relevant federal securities laws.

RESPONSIBLE PARTIES

The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees Documentation

Monitoring and testing of this policy will be documented in the following ways:

- Annual review by the Funds' and UBS Global AM's Chief Compliance Officer of the effectiveness of these procedures

- Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures

- Periodic review of any proxy service vendor by the Chief Compliance Officer

- Periodic review of proxy votes by the Proxy Voting Committee Compliance Dates

The following compliance dates should be added to the Compliance Calendar:

- File Form N-PX by August 31 for each registered investment company client

- Annual review by the Funds' and UBS Global AM's Chief Compliance Officer of the effectiveness of these procedures

- Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures

- Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

- Periodic review of any proxy service vendor by the Chief Compliance Officer

- Periodic review of proxy votes by the Proxy Voting Committee

OTHER POLICIES

Other policies that this policy may affect include:

- Recordkeeping Policy

- Affiliated Transactions Policy

- Code of Ethics

- Supervision of Service Providers Policy

Other policies that may affect this policy include:

- Recordkeeping Policy

- Affiliated Transactions Policy

- Code of Ethics

- Supervision of Service Providers Policy

                                   APPENDIX B


                               PORTFOLIO MANAGERS

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE

                                                                                     # OF                                    # OF
                                                                       POOLED      PERFORM-                                PERFORM -
                   # OF       REGIST'D     # OF PERFORM-    # OF       ACCTS/        ANCE-        # OF                       ANCE-
  PORTFOLIO      REGIST'D       ACCTS/      ANCE-BASED     POOLED      TOTAL        BASED        OTHER     OTHER ACCTS/     BASED
    MANAGER        ACCTS     TOTAL ASSETS      ACCTS        ACCTS      ASSETS        ACCTS       ACCTS     TOTAL ASSETS      ACCTS
    -------        -----     ------------      -----        -----      ------        -----       -----     ------------      -----
Sharon Fay          157      $91,678,000         3           145     $44,312,000       1         44,770    $218,417,000       140
Kevin Simms         157      $91,678,000         3           157     $50,391,000       2         44,770    $218,417,000       140
Henry D'Auria        86      $55,730,000         2            96     $38,394,000       1          881      $163,783,000       128
Marilyn Fedak       146      $88,753,000         3           134     $34,433,000       0         44,671    $181,923,000       103
John Mahedy         144      $87,721,000         3           133     $34,242,000       0         44,650    $178,707,000       99

CONFLICT OF INTEREST


       As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


EMPLOYEE PERSONAL TRADING


       AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS


       AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.


ALLOCATING INVESTMENT OPPORTUNITIES


       AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


       AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

       To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

COMPENSATION

         AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed-base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
     AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
     AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.(3)

(iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

OWNERSHIP OF SECURITIES

As of October 31, 2007, none of the portfolio managers beneficially owned any equity securities in the fund.

-------
(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                         # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                 PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER  OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS  TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  -----  ------------  ----------
Brendan Healy          10    $ 4,425,368,314      0        0        N/A         0        3    $183,430,715      0
Charles A. Ritter      10    $ 4,425,368,314      0        0        N/A         0        3    $183,430,715      0

CONFLICT OF INTEREST

The sub-adviser for the funds, believes that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolio." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION

As of October 31, 2007, the portfolio managers' compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans. The portfolio managers' compensation is not directly tied to the value of assets held in client portfolios. The base salary is in the form of a fixed annual salary. The annual bonus determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that it is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility. With regard to tracking portfolios, investment performances may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for Transamerica American Century Large Company Value. A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products. Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. ("ACC)". These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES

As of October 31, 2007, none of the portfolio managers beneficially owned any equity securities in the funds.

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO, TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO, TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO, TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO, TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO AND TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS   TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
Jon Hale              15     $20,449,856,858     0        0          0           0     42,134  $997,924,437       0
Maciej Kowara         15     $20,449,856,858     0        0          0           0     42,134  $997,924,437       0
Jeff McConnell        15     $20,449,856,858     0        0          0           0     42,134  $997,924,437       0
Mike Stout            15     $20,449,856,858     0        0          0           0     42,134  $997,924,437       0

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS*  TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
Jon Hale             15      $18,726,330,924     0        0          0          0      42,134  $997,924,437       0
Maciej Kowara        15      $18,724,330,924     0        0          0          0      42,134  $997,924,437       0
Jeff McConnell       15      $18,724,330,924     0        0          0          0      42,134  $997,924,437       0
Mike Stout           15      $18,724,330,924     0        0          0          0      42,134  $997,924,437       0

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS*  TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
Jon Hale              15     $17,102,418,244      0        0         0           0     42,134  $997,924,437       0
Maciej Kowara         15     $17,102,418,244      0        0         0           0     42,134  $997,924,437       0
Jeff McConnell        15     $17,102,418,244      0        0         0           0     42,134  $997,924,437       0
Mike Stout            15     $17,102,418,244      0        0         0           0     42,134  $997,924,437       0

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS*  TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
Jon Hale              15     $18,965,790,115      0        0         0           0     42,134  $997,924,437       0
Maciej Kowara         15     $18,965,790,115      0        0         0           0     42,134  $997,924,437       0
Jeff McConnell        15     $18,965,790,115      0        0         0           0     42,134  $997,924,437       0
Mike Stout            15     $18,965,790,115      0        0         0           0     42,134  $997,924,437       0

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS*  TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
Jon Hale              15     $21,059,293,517      0       0          0           0     42,134  $997,924,437      0
Maciej Kowara         15     $21,059,293,517      0       0          0           0     42,134  $997,924,437      0
Jeff McConnell        15     $21,059,293,517      0       0          0           0     42,134  $997,924,437      0
Mike Stout            15     $21,059,293,517      0       0          0           0     42,134  $997,924,437      0

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS*  TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
Jon Hale              15     $20,688,807,937     0        0          0          0      42,134  $997,924,437      0
Maciej Kowara         15     $20,688,807,937     0        0          0          0      42,134  $997,924,437      0
Jeff McConnell        15     $20,688,807,937     0        0          0          0      42,134  $997,924,437      0
Mike Stout            15     $20,688,807,937     0        0          0          0      42,134  $997,924,437      0

* Relates to individual retirement accounts that Morningstar Associates, the Portfolio Construction Manager of the funds, has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar Associates' managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.


COMPENSATION



All of the above mentioned co-portfolio managers' compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar Associates. The co-portfolio managers' annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar Associates, and the distribution of that pool is at the discretion of the president of Morningstar Associates, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar Associates, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar Associates. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.



OWNERSHIP OF SECURITIES


As of October 31, 2007, neither Mr. Hale, Mr. Kowara, Mr. McConnell nor Mr. Stout beneficially owned shares of any equity securities in the funds.

TRANSAMERICA BJURMAN, BARRY MICRO EMERGING GROWTH

                                                # OF                          # OF
                                              PERFORM-                       PERFORM-                          # OF
                     # OF                       ANCE-    # OF      POOLED     ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED  ACCTS/TOTAL   BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS     ASSETS      ACCTS    ACCTS   TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -----------  --------  ------  ------------  ----------
O. Thomas Barry,
 III                 4(1)    $541,217,174(2)      0        0         $0          0       16    $164,568,699       0

(1)   One account is co-managed by O. Thomas Barry III and Stephen W. Shipman

(2)   Co-managed account totals $64.6 million, which is represented under both
      O. Thomas Barry III and Stephen W. Shipman.


CONFLICTS OF INTEREST



In managing other funds, certain conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. The sub-adviser has adopted policies and procedures that seek to minimize the effects of these conflicts.


Generally, funds in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. In addition, the sub-adviser has adopted policies and procedures that seek to treat all clients fairly and equitably and minimize the effects of any conflicts of interest.

COMPENSATION

The sub-adviser compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and performance bonuses based upon account performance. Salaries are competitive with industry standards and are generally set annually. Bonuses are discretionary and are based on a number of subjective factors such as term of employment, level of demonstrated effort and attitude. Account retention commissions paid to an account manager are a specific percentage of the account fees paid to the sub-adviser with respect to accounts managed by that manager. Performance bonuses paid to an account manager are a percentage of the account fees paid to the sub-adviser with respect to accounts managed by that manager when that account's pre-tax annual returns are in the top quartile of the returns achieved by other managers in the advisory industry having the same investment objective.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio manager did not beneficially own any equity securities in the fund.

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION

                                                # OF                            # OF
                                              PERFORM-                         PERFORM-                          # OF
                     # OF                       ANCE-    # OF       POOLED      ANCE -   # OF                  PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED   ACCTS/TOTAL    BASED    OTHER   OTHER ACCTS/  ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS      ASSETS       ACCTS    ACCTS   TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  --------  ------  -------------  --------  ------  ------------  ----------
Dennis W. Stattman    4      $25.6 billion       0         4    $14.2 billion      2       -          -            -
Dan Chamby            4      $25.6 billion       0         4    $14.2 billion      2       -          -            -
Romualdo Roldan       4      $25.6 billion       0         4    $14.2 billion      2       -          -            -
James MacMillan       8      $32.2 billion       0        20    $18.1 billion      2      14     $19.4 billion     1

TRANSAMERICA BLACKROCK LARGE CAP VALUE

                                                # OF                            # OF
                                              PERFORM-                         PERFORM-                           # OF
                     # OF                       ANCE-    # OF       POOLED      ANCE -   # OF                   PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED   ACCTS/TOTAL    BASED    OTHER   OTHER ACCTS/   ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS      ASSETS       ACCTS    ACCTS   TOTAL ASSETS     ACCTS
-----------------  --------  ---------------  --------  ------  -------------  --------  ------  -------------  ----------
Robert C. Doll,
  Jr.                 21      $22.2 billion       0        9    $ 7.9 billion      0       23    $21.8 billion       10

TRANSAMERICA BLACKROCK NATURAL RESOURCES

                                                # OF                            # OF
                                              PERFORM-                         PERFORM-                           # OF
                     # OF                       ANCE-    # OF       POOLED      ANCE -   # OF                   PERFORM-
   PORTFOLIO       REGIST'D  REGIST'D ACCTS/    BASED   POOLED   ACCTS/TOTAL    BASED    OTHER   OTHER ACCTS/   ANCE-BASED
    MANAGER         ACCTS     TOTAL ASSETS     ACCTS    ACCTS      ASSETS       ACCTS    ACCTS   TOTAL ASSETS     ACCTS
-----------------  --------  ---------------  --------  ------  -------------  --------  ------  -------------  ----------
Robert Shearer         4       $3.9 billion       0        -          -            -        -           -             -


CONFLICT OF INTEREST


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

As of October 31, 2007, the elements of total compensation for the portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. Portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage. The portfolio managers' fixed base salaries represent a relatively small portion of their total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program. The sub-adviser believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation with a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio managers' incentive compensation is based on a formulaic compensation program which includes investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products that they manage. With respect to the competitive universe for the fund, the sub-adviser intends to review the fund's performance in comparison to the various Lipper global equity fund classifications. A smaller discretionary element of planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by the sub-adviser's management. Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers. A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock, Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. The sub-adviser strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity. Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of the sub-adviser's funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of the sub-adviser's products and promotes continuity of successful portfolio management teams. Portfolio managers are also eligible to participate in broad-based plans generally to Company employees, including broad-based retirement, 401(k), health, and other management teams.

OWNERSHIP OF SECURITIES

As of October 31, 2007, none of the portfolio managers beneficially owned any equity securities in the funds.



PORTFOLIO MANAGER COMPENSATION OVERVIEW



The portfolio manager compensation program of BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a completive pay opportunity for competitive performance.



Compensation Program



The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.



Base Salary



Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable compensation elements of the compensation program.



Performance-Based Compensation



BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplines framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. Due to Mr. Doll's unique position (as Vice Chairman, Director, Portfolio Manager, and Global Chief Investment Officer for Equities of BlackRock), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a portfolio manager's compensation can be based on BlackRock's investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.

Cash Bonus


Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.


Stock Bonus


A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manger's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.


Other Compensation Programs


Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.


TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY

                                                                                            OTHER
                           REGIST'D      # OF               POOLED                          ACCTS/
                  # OF      ACCTS/     PERFORM-    # OF     ACCTS/    # OF PERFORM-  # OF   TOTAL    # OF PERFORM-
  PORTFOLIO     REGIST'D    TOTAL     ANCE-BASED  POOLED    TOTAL       ANCE-BASED   OTHER  ASSETS     ANCE-BASED
   MANAGER       ACCTS    ASSETS($B)     ACCTS     ACCTS  ASSETS($M)      ACCTS      ACCTS   ($B)        ACCTS
--------------  --------  ----------  ----------  ------  ----------  -------------  -----  -------  --------------
John Cone          16       $16.4          2         3       $638           0         77     $  15         14
Oliver Buckley     18       $16.9          2         3       $638           0         77     $  15         14
Mike Dunn          10       $ 3.9          0         7       $869           0         84     $15.7         15

CONFLICTS OF INTEREST

In managing other funds, certain conflicts of interest may arise. The sub-adviser may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. The sub-adviser has developed policies and procedures designed to reasonably mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

COMPENSATION

The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Franklin Portfolio Associates, LLC ("FPA") Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Bank of New York Mellon's elective deferred compensation plan.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio managers did not beneficially own any equity securities in the fund.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES

                               REGIST'D      # OF                                                OTHER
                      # OF      ACCTS/     PERFORM-    # OF      POOLED    # OF PERFORM-  # OF    ACCTS/    # OF PERFORM-
    PORTFOLIO       REGIST'D    TOTAL     ANCE-BASED  POOLED  ACCTS/TOTAL    ANCE-BASED   OTHER   TOTAL       ANCE-BASED
     MANAGER         ACCTS      ASSETS       ACCTS     ACCTS     ASSETS        ACCTS      ACCTS   ASSETS        ACCTS
------------------  --------  ----------  ----------  ------  -----------  -------------  -----  ---------  -------------
T. Ritson Ferguson     20     $ 16,254.4      1          8       $603.9          8          63   $ 3,721.2         5
Joseph P. Smith         3     $    833.0      0          8       $603.9          8          22   $ 1,011.1         3
Steven D. Burton       17     $ 15,421.4      1          0       $    0          0          41   $2,710.10         2


CONFLICT OF INTEREST



As of October 31, 2007, there were no material conflicts of interest, and any conflicts of interest that may arise are mitigated by the following allocation procedures. The Investment Policy Committee (IPC) reviews all client accounts and determines the desired holdings and percentage of a specific security in those client accounts. These allocation models are entered into the sub-adviser's "Moxy" system, which automates the allocation of all purchases and sales according to the established targets. A pre-allocation is entered initially into Moxy. Each portfolio receives its proportionate share of the amount executed, whether in its entirety or a partial execution. Allocations are done on a total portfolio market value so no account receives a disproportionate amount over another. Each advisory client account is treated equally. No one is favored. A security matrix report is generated a week before month end to compare the percentage of each holding in relation to the other accounts in that model. Any large deviations are connected before month end. Likewise, allocations of initial public offerings are allocated pro rata to eligible accounts.



OWNERSHIP OF SECURITIES



As of October 31, 2007, the portfolio managers did not beneficially own equity securities in the fund.



TRANSAMERICA EVERGREEN HEALTH CARE


                                          # OF             POOLED                        OTHER
                # OF      REGIST'D      PERFORM-    # OF   ACCTS/  # OF PERFORM-  # OF   ACCTS/  # OF PERFORM-
  PORTFOLIO    REGIST'D     ACCTS/     ANCE-BASED  POOLED  TOTAL     ANCE-BASED   OTHER  TOTAL     ANCE-BASED
  MANAGER       ACCTS    TOTAL ASSETS    ACCTS      ACCTS  ASSETS      ACCTS      ACCTS  ASSETS      ACCTS
-------------  --------  ------------  ----------  ------  ------  -------------  -----  ------  -------------
Robert Junkin     3      $923,635,218      0          0      $0          0          0      $0          0

TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP

                                            # OF                            # OF                           # OF
                                          PERFORM-                        PERFORM-                       PERFORM-
                 # OF                      ANCE-     # OF      POOLED      ANCE -   # OF                  ANCE-
  PORTFOLIO    REGIST'D  REGIST'D ACCTS/   BASED    POOLED   ACCTS/TOTAL   BASED    OTHER  OTHER ACCTS/  BASED
   MANAGER      ACCTS      TOTAL ASSETS    ACCTS     ACCTS     ASSETS      ACCTS    ACCTS  TOTAL ASSETS  ACCTS
-------------  --------  ---------------  --------  ------  ------------  --------  -----  ------------  --------
Francis Claro     7      $ 5,343,027,902      0        1    $ 26,762,044      1       7    $320,322,613      0

CONFLICTS OF INTEREST

The portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of Evergreen require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund's adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Evergreen does not receive a performance fee for its management of the funds. Evergreen does receive a performance fee for its management of Evergreen Large Cap Equity Fund. Evergreen and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the funds - for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of Evergreen however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging Evergreen or a sub-adviser). The structure of a portfolio manager's or an investment adviser's compensation may create an incentive for the manager or adviser to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Evergreen has policies and procedures to address the various potential conflicts of interest described above. Each adviser has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

For Evergreen, portfolio managers' compensation consists primarily of a base salary and an annual bonus. Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Certain portfolio managers may have bonuses predetermined at certain amounts for certain periods of time.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Evergreen's and Evergreen International's publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund's weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager's bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Evergreen portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by Evergreen (or an affiliate of Evergreen) to such clients. None of the portfolio managers of the Portfolios receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

      -     medical, dental, vision and prescription benefits,

      -     life, disability and long-term care insurance,

      - before-tax spending accounts relating to dependent care, health care, transportation and parking, and

      - various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to Evergreen employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

OWNERSHIP OF SECURITIES

As of October, 31, 2007, the portfolio managers did not beneficially own any equity securities in the funds.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY

                                              # OF
                                            PERFORM-             POOLED                          OTHER
                   # OF                       ANCE-    # OF      ACCTS/    # OF PERFORM-  # OF   ACCTS/  # OF PERFORM-
  PORTFOLIO      REGIST'D  REGIST'D ACCTS/    BASED   POOLED     TOTAL       ANCE-BASED   OTHER  TOTAL     ANCE-BASED
   MANAGER         ACCTS    TOTAL ASSETS      ACCTS    ACCTS     ASSETS        ACCTS      ACCTS  ASSETS      ACCTS
---------------  --------  ---------------  --------  ------  -----------  -------------  -----  ------  -------------
Steve J. Lehman      3     $ 2,369,405,000      0        1    $ 1,016,000        0          0      $0          0

CONFLICT OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from fund portfolio trades (for example, research, or "soft dollars"). The sub-adviser has adopted policies and procedures and has structured the portfolio manager's compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION

As of October 31, 2007, Steven J. Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role. IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the fund's designated peer group of comparable accounts and vs. the fund's benchmark (i.e., 70% Russell 3000 Value Index/30-% Merrill Lynch 91 Day Treasury Bill Index), In addition, IPP will also be measured on a rolling 1, 3 and 5 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if the portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under the portfolio manager may be excluded. As noted above, Steven J. Lehman is also the portfolio manager for other accounts in addition to the fund. Such other accounts may have different benchmarks. Mr. Lehman's IPP score is calculated with an equal weighting of each account managed by the portfolio manager. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant. The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset basis, as well as corporate financial results. Senior management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant. In addition, Mr. Lehman was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

OWNERSHIP OF SECURITIES

As of October, 31, 2007, Steven J. Lehman did not beneficially own any equity securities in the fund.

TRANSAMERICA JENNISON GROWTH

                                                                                                                         # OF
                                        REGIST'D      # OF                              # OF                           PERFORM-
                              # OF       ACCTS/     PERFORM-    # OF      POOLED      PERFORM-    # OF   OTHER ACCTS/   ANCE-
      PORTFOLIO             REGIST'D     TOTAL     ANCE-BASED  POOLED  ACCTS/ TOTAL  ANCE-BASED  OTHER      TOTAL       BASED
       MANAGER               ACCTS    ASSETS ($B)     ACCTS     ACCTS  ASSETS ($M)     ACCTS     ACCTS    ASSETS($B)    ACCTS
---------------------       --------  -----------  ----------  ------  ------------  ----------  -----   -----------   --------
Blair Boyer Michael A.          4         $2.79          0        4        $  492         0        23        $ 2.93        0
Del Balso                      12         $10.5          0        5        $ 1.39         0        11(a)     $ 1.17        0
Spiros Segalas                 16         $  22          0        2(c)     $  299         3(b)      9        $ 2.69        0

(a) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using mode portfolios.

(b)   Excludes performance fee accounts.

(c) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value $167 million) reflects the portion of those accounts managed by the portfolio manager.

In managing other portfolios (including affiliated accounts) certain potential conflicts of interest may arise.

CONFLICT OF INTEREST

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products. Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each portfolio manager: one and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000(R) Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible; historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

OWNERSHIP OF SECURITIES

As of October 31, 2007, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the fund.

TRANSAMERICA JPMORGAN INTERNATIONAL BOND

                                                                POOLED       # OF              OTHER
                  # OF      REGIST'D    # OF PERFORM-   # OF    ACCTS/     PERFORM-   # OF     ACCTS/    # OF PERFORM-
   PORTFOLIO    REGIST'D     ACCTS/       ANCE-BASED   POOLED    TOTAL    ANCE-BASED  OTHER    TOTAL       ANCE-BASED
    MANAGER      ACCTS    TOTAL ASSETS      ACCTS       ACCTS   ASSETS       ACCTS    ACCTS    ASSETS        ACCTS
--------------  --------  ------------  -------------  ------  ---------  ----------  -----  ----------  --------------
Jon B. Jonsson     2        $1,860.51         0          41    $9,573.33       1       49    $16,024.07        2

TRANSAMERICA JPMORGAN MID-CAP VALUE

                                                    # OF              POOLED       # OF              OTHER
                           # OF      REGIST'D     PERFORM-    # OF    ACCTS/     PERFORM-   # OF     ACCTS/   # OF PERFORM-
      PORTFOLIO          REGIST'D     ACCTS/     ANCE-BASED  POOLED    TOTAL    ANCE-BASED  OTHER    TOTAL      ANCE-BASED
       MANAGER            ACCTS    TOTAL ASSETS    ACCTS      ACCTS   ASSETS       ACCTS    ACCTS    ASSETS       ACCTS
-----------------------  --------  ------------  ----------  ------  ---------  ----------  -----  ---------  -------------
Jonathan Simon             15       $11,990.12      N/A         4    $1,622.04      N/A      31    $3,833.71       N/A
Lawrence Playford           9       $10,318.66      N/A         0       $0          N/A      28    $3,744.24       N/A
Gloria Fu                   9       $10,318.66      N/A         0       $0          N/A      28    $3,744.24       N/A

CONFLICT OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

COMPENSATION

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio managers did not beneficially own any equity securities in the funds.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP

                                               # OF                                   # OF                                  # OF
                                REGIST'D     PERFORM-                               PERFORM-                              PERFORM-
                  # OF           ACCTS/        ANCE-      # OF       POOLED          ANCE-     # OF        OTHER ACCTS/    ANCE-
 PORTFOLIO      REGIST'D      TOTAL ASSETS     BASED     POOLED   ACCTS/TOTAL        BASED     OTHER       TOTAL ASSETS    BASED
  MANAGER        ACCTS            ($B)         ACCTS     ACCTS    ASSETS ($B)        ACCTS     ACCTS           ($B)        ACCTS
-------------   --------      ------------   --------    -----    -----------       --------  ------       ------------    -----
John Goode         9             $6.53                     4         $ 0.41            1      49,049          $ 12.20        0
Peter Hable        11            $8.44                     4         $ 0.41            1      49,049          $ 12.20        0

TRANSAMERICA LEGG MASON PARTNERS INVESTORS VALUE

                                                # OF                                  # OF                                   # OF
                                REGIST'D       PERFORM-                             PERFORM-                                PERFORM-
                   # OF          ACCTS/        ANCE --        # OF       POOLED      ANCE-       # OF       OTHER ACCTS/    ANCE-
  PORTFOLIO      REGIST'D     TOTAL ASSETS      BASED        POOLED    ACCTS/TOTAL    BASED       OTHER      TOTAL ASSETS    BASED
   MANAGER        ACCTS           ($B)          ACCTS         ACCTS    ASSETS ($B)    ACCTS       ACCTS          ($B)        ACCTS
-------------    --------     ------------     --------      -------   -----------  ---------    -------     ------------   --------
Robert Feitler       5             $5.20           1             1         $ 0.07                  5,729         $ 3.09        0
Dmitry Khayin        5             $5.20           1             1         $ 0.07                  5,729         $ 3.09        0

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

INVESTMENT PROFESSIONAL COMPENSATION

ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

INCENTIVE COMPENSATION

Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio managers' position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the products pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge's centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

DEFERRED AWARD

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio managers did not beneficially own any equity securities in the funds.

TRANSAMERICA LOOMIS SAYLES BOND

                                              # OF                                    # OF                                  # OF
                                             PERFORM                                 PERFORM-                              PERFORM-
                  # OF         REGISTERED    -ANCE-     # OF         POOLED           ANCE-     # OF                       ANCE-
 PORTFOLIO     REGISTERED      ACCOUNTS/      BASED     POOLED     ACCTS/ TOTAL       BASED     OTHER     OTHER ACCTS/      BASED
  MANAGER         ACCTS       TOTAL ASSETS    ACCTS     ACCTS        ASSETS           ACCTS     ACCTS     TOTAL ASSETS     ACCOUNTS
-------------- ----------   ---------------  -------   -------    --------------    --------    ------  ----------------   ---------
Kathleen C.
 Gaffney           10       $29,895,044,743    0          0                   0         0         60    $  4,666,966,199       1
Daniel J. Fuss     15       $32,463,155,426    0          4        $552,496,954         0         84    $ 11,199,741,896       4
Matthew Eagan      10       $29,895,044,743    0          1        $127,438,264         0         56    $  3,456,362,424       1
Elaine Stokes      13       $31,246,934,766    0          0                   0         0         58    $  2,221,820,618       1

CONFLICTS OF INTEREST

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer
(CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Transamerica Loomis Sayles Bond is the Lehman Government/Credit Index. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented two LONG-TERM INCENTIVE PLANS to attract and retain investment talent. These plans supplements existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

- the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

- upon retirement a participant will receive a multi-year payout for his or her vested units;

- participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-complete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower than the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company's acquisition of Loomis Sayles' previous parent company.

Portfolio managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio managers did not beneficially own any equity securities in the fund.

TRANSAMERICA MARSICO GROWTH

                                              # OF                                  # OF
                                            PERFORM-                              PERFORM                                    # OF
                # OF                          ANCE-       # OF                     -ANCE-      # OF                        PERFORM-
  PORTFOLIO   REGIST'D   REGIST'D ACCTS/      BASED     POOLED     POOLED ACCTS/   BASED       OTHER       OTHER ACCTS/   ANCE-BASED
   MANAGER      ACCTS      TOTAL ASSETS       ACCTS      ACCTS     TOTAL ASSETS    ACCTS       ACCTS      TOTAL ASSETS*     ACCTS
------------  --------   ---------------    ---------   ------    --------------  --------     -----     ---------------  ----------
Thomas F.
Marsico          40      $43,565 million        0         15      $2,943 million     0          17       $30,503 million       0

----------
* One of the other accounts is a wrap fee platform which includes approx 30,170 underlying clients for total assets of approximately $13,736 million.

TRANSAMERICA  MARSICO INTERNATIONAL GROWTH

                                                                                   # OF
                                               # OF                               PERFORM-
               # OF                          PERFORM-     # OF         POOLED       NCE-       # OF                    # OF PERFORM-
 PORTFOLIO   REGIST'D  REGIST'D ACCTS/      ANCE-BASED  POOLED      ACCTS/ TOTAL   BASED      OTHER   OTHER ACCTS/      ANCE-BASED
  MANAGER     ACCTS      TOTAL ASSETS          ACCTS     ACCTS         ASSETS      ACCTS      ACCTS   TOTAL ASSETS         ACCTS
----------   --------  ---------------      ----------  -------    -------------  --------    -----  --------------    ------------
James G.
 Gendelman      18     $14,008,583,647           0         0              0         0           16   $1,512,053,334          0

Messrs. Marsico and Gendelman managed no accounts that are subject to a fee under which compensation was based on a share of the capital gains upon or capital appreciation of the account, e.g., performance fees.

CONFLICT OF INTEREST

The portfolio managers typically manage multiple accounts. A description of any material conflicts of interest that may arise in connection with the portfolio manager's management of the fund's investment, on the one hand, and the investments of the other accounts list in a. above, on the other. (This description would include, for example, material conflicts between the investment strategy on the fund and the investment strategy of other accounts managed by the portfolio manager and material conflicts in allocation of investment opportunities between the fund and other accounts managed by the portfolio manager.

As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION

Compensation for MCM's portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM's portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's Investment Management Team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

** The equity interests referred to above became a part of MCM's compensation structure following the closing of MCM's repurchase transaction in December 2007**

OWNERSHIP OF SECURITIES

As of October 31, 2007, neither of the portfolio managers beneficially owned equity securities in the funds. (MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.)

TRANSAMERICA MFS INTERNATIONAL EQUITY

                                                                                                                            # OF
                                         REGIST'D      # OF               POOLED                               OTHER      PERFORM-
                               # OF       ACCTS/     PERFORM-    # OF     ACCTS/     # OF PERFORM-   # OF      ACCTS/       ANCE-
PORTFOLIO                    REGIST'D     TOTAL     ANCE-BASED  POOLED     TOTAL      ANCE-BASED     OTHER      TOTAL       BASED
MANAGER                       ACCTS    ASSETS ($B)    ACCTS     ACCTS   ASSETS ($M)      ACCTS       ACCTS   ASSETS ($B)    ACCTS
--------------------------   --------  -----------  ----------  ------  -----------  -------------  -------  -----------  --------
David R. Mannheim               16     $        12      N/A          5  $  2,300          N/A           100  $      28.3     12
Marcus Smith                    12     $      10.3      N/A          2  $    120          N/A            27  $       7.6      1

With respect to the accounts identified in the table above, David R. Mannheim manages twelve non-pooled investment vehicles with assets totaling $3.2 billion and Marcus Smith manages one non-pooled investment vehicle with assets totaling $468 million for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS. In addition, as of October 31, 2007, neither Messrs. Mannheim nor Smith beneficially owned any equity securities of the fund for which either serves as Portfolio Manager.

CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A fund's trade allocation policies may give rise to conflicts of interest if the fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the fund's investments. Investments selected for funds or accounts other than the fund may outperform investments selected for a fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the fund is concerned. In most cases, however, MFS believes that the fund's ability to participate in volume transactions will produce better executions for the fund.

MFS does not receive a performance fee for its management of the fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

As of October 31, 2007, the MFS portfolio managers' total cash compensation is a combination of base salary and performance bonus:

- Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

- The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally, the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. With respect to funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the fund's prospectus, but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

- The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

As of October 31, 2007, neither of the portfolio managers beneficially owned any equity securities in the fund.

TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL

                                                                                                                            # OF
                                         REGIST'D      # OF               POOLED                               OTHER      PERFORM-
                               # OF       ACCTS/     PERFORM-    # OF     ACCTS/     # OF PERFORM-   # OF      ACCTS/       ANCE-
PORTFOLIO                    REGIST'D     TOTAL     ANCE-BASED  POOLED    TOTAL        ANCE-BASED    OTHER      TOTAL       BASED
MANAGER                       ACCTS    ASSETS ($B)    ACCTS     ACCTS     ASSETS         ACCTS       ACCTS   ASSETS ($B)  ACCTS($B)
--------------------------   --------  -----------  ----------  ------  -----------  -------------  -------  -----------  ---------
Benjamin Segal                   5     $      2.92       1           0  $         0        0         9,325   $      7.26  $   10.18

CONFLICT OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregated trading. The sub-adviser has adopted policies and procedures that are designed to minimize the effects of these conflicts.

COMPENSATION

A portion of the compensation paid to the portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio manager is paid a base salary that is not dependent on performance. The portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio manager's compensation packages, including: (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio manager did not beneficially own any equity securities in the fund.

TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS

                                                                                                                            # OF
                                         REGIST'D      # OF               POOLED                               OTHER      PERFORM-
                               # OF       ACCTS/     PERFORM-    # OF     ACCTS/     # OF PERFORM-   # OF      ACCTS/       ANCE-
PORTFOLIO                    REGIST'D     TOTAL     ANCE-BASED  POOLED    TOTAL        ANCE-BASED    OTHER      TOTAL       BASED
MANAGER                       ACCTS    ASSETS ($M)    ACCTS     ACCTS     ASSETS         ACCTS       ACCTS     ASSETS       ACCTS
--------------------------   --------  -----------  ----------  ------  -----------  -------------  -------  -----------  ---------
Justin Leverenz                  4     $    15,549* $        0     2    $       417  $           0      5    $       663  $       0

CONFLICT OF INTEREST

As indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the fund's investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser's compliance procedures and Code of Ethics recognize the portfolio manager's fiduciary obligations to treat all of his clients, including the fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the fund's portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.

COMPENSATION

As of October 31, 2007, the portfolio manager is employed and compensated by the sub-adviser, not the fund. Under the sub-adviser's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the sub-adviser. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the sub-adviser's holding company parent. Senior portfolio managers may also be eligible to participate in the sub-adviser's deferred compensation plan. To help the sub-adviser attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the sub-adviser and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper - Emerging Markets funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager's compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the fund, described above.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio manager did not beneficially own any equity securities in the fund.

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE

                                                                                                                            # OF
                                         REGIST'D      # OF               POOLED                               OTHER      PERFORM-
                               # OF       ACCTS/     PERFORM-    # OF     ACCTS/     # OF PERFORM-   # OF      ACCTS/       ANCE-
PORTFOLIO                    REGIST'D     TOTAL     ANCE-BASED  POOLED    TOTAL        ANCE-BASED    OTHER      TOTAL       BASED
MANAGER                       ACCTS      ASSETS       ACCTS     ACCTS     ASSETS         ACCTS       ACCTS     ASSETS       ACCTS
--------------------------   --------  -----------  ----------  ------  -----------  -------------  -------  -----------  ---------
John Damian                      2     $     5,896*      0        0          0             0           0          0           0

--------
* In millions.

CONFLICT OF INTEREST

As indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the fund's investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser's compliance procedures and Code of Ethics recognize the portfolio manager's fiduciary obligations to treat all of his clients, including the fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the fund's portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.

COMPENSATION

As of October 31, 2007, the portfolio manager is employed and compensated by the sub-adviser, not the fund. Under the sub-adviser's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the sub-adviser. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the sub-adviser's holding company parent. Senior portfolio managers may also be eligible to participate in the sub-adviser's deferred compensation plan. To help the sub-adviser attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the sub-adviser and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper - Mid Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager's compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio manager is the same as the compensation structure of the fund, described above.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio manager did not beneficially own any equity securities in the fund.

TRANSAMERICA PIMCO REAL RETURN TIPS

                                                                                                                            # OF
                                         REGIST'D      # OF               POOLED                               OTHER      PERFORM-
                               # OF       ACCTS/     PERFORM-    # OF     ACCTS/     # OF PERFORM-   # OF      ACCTS/       ANCE-
PORTFOLIO                    REGIST'D     TOTAL     ANCE-BASED  POOLED    TOTAL        ANCE-BASED    OTHER      TOTAL       BASED
MANAGER                       ACCTS       ASSETS      ACCTS     ACCTS   ASSETS($M)       ACCTS       ACCTS   ASSETS ($M)    ACCTS
--------------------------   --------  -----------  ----------  ------  -----------  -------------  -------  -----------  ---------
Mihir Worah                      0          0           0         10    $     2.134        0           32    $     9.325       9

TRANSAMERICA PIMCO TOTAL RETURN

                                                                                                                            # OF
                                         REGIST'D      # OF               POOLED                               OTHER      PERFORM-
                               # OF       ACCTS/     PERFORM-    # OF     ACCTS/     # OF PERFORM-   # OF      ACCTS/       ANCE-
  PORTFOLIO                  REGIST'D     TOTAL     ANCE-BASED  POOLED    TOTAL        ANCE-BASED    OTHER      TOTAL       BASED
   MANAGER                    ACCTS       ASSETS      ACCTS     ACCTS     ASSETS         ACCTS       ACCTS     ASSETS       ACCTS
--------------------------   --------  -----------  ----------  ------  -----------  -------------  -------  -----------  ---------
Pasi Hamalainen                  8     $    10,990      -          6    $     1,641        -           173   $    41,499      10

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

      - 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

      - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

      -     Amount and nature of assets managed by the portfolio manager;

      - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

      - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

      - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

      -     Contributions to asset retention, gathering and client satisfaction;

      -     Contributions to mentoring, coaching and/or supervising; and

      -     Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

SECURITIES OWNERSHIP

As of October 31, 2007, Mihir Worah , portfolio manager of Transamerica PIMCO Real Return TIPS, and Pasi Hamalainen, portfolio manager of Transamerica PIMCO Total Return, did not own any shares in the funds.

TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
----------------   --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Matthew Dobbs          6     $16,660,664,554       3         7    $ 2,265,956,477        1           5     $3,381,460,188      -

CONFLICTS OF INTEREST

Whenever the portfolio manager of the fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the fund may be seen itself to constitute a conflict with the interest of the fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, These other accounts may include separate accounts, collective trusts, or offshore funds.

Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager's compensation may give rise to potential conflicts of interest. Each portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

Schroders fund managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews "softer" factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors. Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

OWNERSHIP OF SECURITIES

The fund had not yet commenced operations as of October 31, 2007.

TRANSAMERICA BALANCED

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
----------------   --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Gary U. Rolle
 (lead - equity)     13      $ 7,717,964,576      0         0            0                0         227    $3,019,110,555      1
Heidi Y. Hu
 (lead - fixed)       8      $   730,243,183      0         0            0                0          26    $2,646,022,918      0
Geoffrey I.
 Edelstein
 (co - equity)        0                    0      0         0            0                0          98    $  333,603,228      0
Edward S. Han
 (co - equity)        4      $   564,559,286      2         0            0                0           4    $  472,162,487      0
John J. Huber
 (co - equity)        3      $   542,041,590      1         0            0                0           6    $  354,036,780      0
Peter O. Lopez
 (co - equity)        1      $    68,625,681      0         0            0                0           7    $  236,762,891      0
Erik U. Rolle
 (co - equity)        0                    0      0         0            0                0           0                 0      0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA CONVERTIBLE SECURITIES

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
----------------   --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Kirk J. Kim
 (co-lead)            5      $   823,056,974      1         0            0               0           4     $  985,378.282     0
Peter O. Lopez
 (co-lead)            1      $    68,625,681      0         0            0               0           7     $  236,762.891     0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA EQUITY

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
----------------   --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Gary U. Rolle
 (lead)               13     $ 7,717,964,576       0         0           0               0          227    $3,019,110,555      1
Geoffrey I.
 Edelstein
(co)                   0                   0       0         0           0               0           98    $  333,603,228      0
Edward S. Han
 (co)                  4     $   564,559,286       2         0           0               0            4    $  472,162,487      0
John J. Huber
 (co)                  3     $   542,041,590       1         0           0               0            6    $  354,036,780      0
Peter O. Lopez
 (co)                  1     $    68,625,681       0         0           0               0            7    $  236,762,891      0
Erik U. Rolle
 (co)                  0                   0       0         0           0               0            0                 0      0

As of October 31, 2007, the portfolio manager did not beneficially own any shares in the fund.

TRANSAMERICA FLEXIBLE INCOME

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Brian W. Westhoff
 (co-lead)            2      $   152,694,178       0        0            0               0            1    $    8,434,830      0
Heidi Y. Hu
 (co-lead)            8      $   730,243,183       0        0            0               0           26    $2,646,022,918      0
Peter O. Lopez
 (co)                 1      $    68,625,681       0        0            0               0            7    $  236,762,891      0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA GROWTH OPPORTUNITIES

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Edward S. Han
(co-lead)             4      $   564,559,286       2         0           0               0           4     $  472,162,487      0
John J. Huber
(co-lead)             3      $   542,041,590       1         0           0               0           6     $  354,036,780      0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA MONEY MARKET

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Greg D. Haendel
 (lead)                4     $ 1,400,444,252       0        0            0               0           3     $  273,480,939      0
Patty Arrieta-
Morales (co)           0                   0       0        0            0               0           0                  0      0

As of October 31, 2007, the portfolio manager did not beneficially own any shares in the fund.

TRANSAMERICA SCIENCE & TECHNOLOGY

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Kirk J. Kim
 (lead)                5     $   823,056,974       1        0            0               0           5     $  985,378,282      1
Jeffrey J. Hoo
 (co)                  0                   0       0        0            0               0           3     $   58,319,774      0
Erik U. Rolle
 (co)                  0                   0       0        0            0               0           0                  0      0
Joshua D. Shaskan
 (co)                  6     $   493,629,379       1        0            0               0          40     $  189,824,098      0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA SHORT-TERM BOND

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Greg D. Haendel
 (lead)               4      $ 1,400,444,252      0          0           0               0            3    $  273,480,939      0
Heidi Y. Hu (co)      8      $   730,243,183      0          0           0               0           26    $2,646,022,918      1
Derek S. Brown
 (co)                 1      $   159,566,282      0          0           0               0            0                 0      0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA SMALL/MID CAP VALUE

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Michelle  Stevens
 (lead)               5      $ 1,592,563,502      0         0           0                0           75    $  110,769,781      1

As of October 31, 2007, the portfolio manager did not beneficially own any shares in the fund.

TRANSAMERICA VALUE BALANCED

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF     OTHER ACCTS/     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    TOTAL ASSETS     BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS        ($B)         ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Michelle E.
 Stevens
(lead - equity)       5      $ 1,592,563,502      0          0          0                0           75    $  110,769,781      1
Heidi Y. Hu
(lead - fixed)        8      $   730,243,183      0          0          0                0           26    $2,646,022,918      0

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Committee. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers.

For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further describes below:

      - 80% Objective-portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager's relative ranking. The Management Committee, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

      - 20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions , for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

TRANSAMERICA TEMPLETON GLOBAL

TIM:

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF    REGIST'D ACCTS/   PERFORM-    # OF                    # OF PERFORM-   # OF     OTHER ACCTS/     ANCE-
  PORTFOLIO        REGIST'D   TOTAL ASSETS    ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    TOTAL ASSETS     BASED
   MANAGER          ACCTS         ($B)           ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS        ($B)         ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Gary Rolle (co)       13     $ 7,717,964,576       0         0           0                0         227    $3,019,110,555      1

TEMPLETON:

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Tina Sadler           7      $       6,554.9      0         3     $         192.8        0           30    $      8,635.2      1
Tony Docal            5      $      10,740.1      0         4     $       1,025.7        1           15    $     10,562.5      1
Gary Motyl            7      $      16,342.5      0         7     $       2,234.3        1           43    $     10,750.5      1

Conflict of Interest

As of October 31, 2007, TIM did not foresee any conflict of interest in the management of the fund.

Compensation

As of October 31, 2007, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

Ownership of Securities

As of October 31, 2007, the portfolio manager did not beneficially own any shares of equity securities in the fund.

Conflicts of Interest

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Templeton Investment Counsel, LLC seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

      - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

      - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

      Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton Investment Counsel, LLC.

TRANSAMERICA HIGH YIELD BOND

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF    REGIST'D ACCTS/   PERFORM-    # OF                    # OF PERFORM-   # OF     OTHER ACCTS/     ANCE-
  PORTFOLIO        REGIST'D   TOTAL ASSETS    ANCE-BASED  POOLED  POOLED ACCTS/     ANCE-BASED    OTHER    TOTAL ASSETS     BASED
   MANAGER          ACCTS         ($M)           ACCTS     ACCTS TOTAL ASSETS($B)      ACCTS       ACCTS        ($B)         ACCTS
-----------------  --------  ---------------  ----------  ------ ----------------  -------------  -------  --------------  --------
Dave Halfpap          1      $         387.6       0         0                  0        0           7     $         15.4      0
Brad Beman            1      $         387.6       0         6    $         1,030        0           4     $          3.7      0
Ben Miller            1      $         387.6       0         0    $         1,030        0           4     $          3.7      0

COMPENSATION

As of October 31, 2007, Mr. Halfpap's compensation is provided directly by the fund's sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation buty payment of which is spread over a three-year period.

COMPENSATION

As of October 31, 2007, Mr. Beman's compensation is provided directly by the fund's sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund's assets; leadership and communication with clients; assisting with the sub-adviser's strategic goals; and AEGON USA's earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

As of October 31, 2007, Mr. Miller's compensation is provided directly by the funds sub-adviser and not by the fund. The portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: the economic performance of the overall high yield asset class, including the performance of the fund's assets; leadership and communication with clients; assisting with the sub-adviser's strategic goals; and AEGON USA's earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio managers did not beneficially own any securities in the fund.

TRANSAMERICA THIRD AVENUE VALUE

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Curtis Jensen         5      $   5.3 billion       0         0                  0        0            4    $    1 million         0
Ian Lapey             7      $   3.6 billion       0         3    $   849 million        1            0                 0         0
Kathleen Crawford     7      $   3.6 billion       0         3    $   849 million        1            0                 0         0

CONFLICTS OF INTEREST

Circumstances may arise under which Third Avenue Management LLC's (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

COMPENSATION

As of October 31, 2007, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

OWNERSHIP OF SECURITIES

As of October 31, 2007, none of the portfolio managers beneficially owned any equity securities in the fund.

TRANSAMERICA VALUE BALANCED

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Michelle E.
Stevens
 (lead-equity)         5     $ 1,592,563,502      0          0                  0        0           75       110,769,781      1
Heidi Y.                                                          $728,415,6838
Hu (lead-fixed)        8         730,243,183      0          43     49 million           1            0     2,646,022,918      0

CONFLICT OF INTEREST

At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the fund, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Committee. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

COMPENSATION

Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers.

For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further describes below:

      - 80% Objective-portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager's relative ranking. The Management Committee, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

      - 20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions , for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

OWNERSHIP OF SECURITIES

As of October 31, 2007, the portfolio managers did not beneficially own any shares in the fund.

TRANSAMERICA UBS DYNAMIC ALPHA (AS OF SEPTEMBER 30, 2007)

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Edwin Denson          11     $13,680 million      0         21    $26,984 million        1          25     $5,206 million     0
Thomas Clarke          7     $12,682 million      0         21    $27,065 million        1          11     $3,185 million     0
Neil Williams          3     $ 3,621 million      0          4    $ 5,175 million        0           7     $1,212 million     0

TRANSAMERICA UBS LARGE CAP VALUE

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
John Leonard          17     $         6,226      0         71    $        22,028        4*         12     $        2,049    1**
Thomas Cole           17     $         6,226      0         71    $        22,028        4*         14     $        2,045    1**
Thomas Digenan        17     $         6,226      0         71    $        22,028        4*         17     $        2,043    1**
Scott Hazen           17     $         6,226      0         71    $        22,028        4*          9     $        2,042    1**

-------------
* Four accounts with a total of approximately $2.25 billion has an advisory fee based upon the performance of the account.

** One account with a total of approximately $272.3 million has an advisory fee based upon the performance of the account.

CONFLICT OF INTEREST

The management of a fund and other accounts by a portfolio manager could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio manager and his team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The sub-advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the sub-advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The sub-advisor has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

COMPENSATION

As of October 31, 2007, The compensation received by portfolio managers at UBS Global Asset Management, including the funds' portfolio managers, includes a base salary and incentive compensation based on their personal performance. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories: competitive salary, benchmarked to maintain competitive compensation opportunities; annual bonus, tied to individual contributions and investment performance; and UBS equity awards, promoting company-wide success and employee retention. By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for UBS Global Asset Management's senior staff. Each portfolio manager of the fund is eligible for this program. The portfolio manager's base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. The portfolio managers' annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. A portion of each portfolio manager's bonus is based on the performance of each fund the portfolio manager manages as compared to the fund's broad-based index over a three-year rolling period. Senior investment professionals, including each portfolio manager of the fund, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

OWNERSHIP OF SECURITIES

As of October 31, 2007, none of the portfolio managers beneficially owned any equity securities in the funds.

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Abigail McKenna
(Lead PM)             8      $ 2,585,790,368     N/A         8    $   661,703,985       N/A          3     $1,542,061,931    N/A
Eric Baurmeister      8      $ 2,585,790,368     N/A         8    $   661,703,985       N/A          3     $1,542,061,931    N/A
Federico Kaune        8      $ 2,585,790,368     N/A         8    $   661,703,985       N/A          3     $1,542,061,931    N/A

As of October 31, 2007, Abigail McKenna, Eric Baurmeister and Federico Kaune, the portfolio managers of the Transamerica Van Kampen Emerging Markets Debt, did not own any shares in the fund.

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH AND TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH

                                                                                                                            # OF
                                                 # OF                                                                      PERFORM-
                     # OF                      PERFORM-    # OF                    # OF PERFORM-   # OF                     ANCE-
  PORTFOLIO        REGIST'D  REGIST'D ACCTS/  ANCE-BASED  POOLED   POOLED ACCTS/     ANCE-BASED    OTHER    OTHER ACCTS/    BASED
   MANAGER          ACCTS     TOTAL ASSETS      ACCTS     ACCTS    TOTAL ASSETS        ACCTS       ACCTS    TOTAL ASSETS    ACCTS
-----------------  --------  ---------------  ----------  ------  ---------------  -------------  -------  --------------  --------
Dennis Lynch
 (Lead PM)           38      $26,997,091,753     N/A        5     $ 1,347,292,035       N/A        7,414   $2,128,526,591    N/A
David S. Cohen       38      $26,997,091,753     N/A        5     $ 1,347,292,035       N/A        7,414   $2,128,526,591    N/A
Sandeep Chainani     38      $26,997,091,753     N/A        5     $ 1,347,292,035       N/A        7,414   $2,128,526,591    N/A
Jason Yueng          38      $26,997,091,753     N/A        5     $ 1,347,292,035       N/A        7,414   $2,128,526,591    N/A
Alexander Norton     38      $26,997,091,753     N/A        5     $ 1,347,292,035       N/A        7,414   $2,128,526,591    N/A

As of October 31, 2007, Dennis P. Lynch, David S. Cohen, Sandeep G. Chainani, Jason Yeung and Alexander T. Norton, the portfolio managers of Transamerica Van Kampen Mid-Cap Growth and Transamerica Van Kampen Small Company Growth, did not own any shares in the funds.

COMPENSATION

TAM pays MSIM Inc. a fee based on the assets under management of each fund as set forth in an investment sub-advisory agreement between MSIM Inc. and TAM. MSIM Inc. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to each fund. The following information relates to the period ended October 31, 2007.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- CASH BONUS;

- MORGAN STANLEY'S LONG-TERM INCENTIVE COMPENSATION AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the Investment Adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the fund invests, the Investment Adviser could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest